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                                                                    EXHIBIT 10.1

                                                              CONTRACT NO. FA522

                                STATE OF FLORIDA
                      AGENCY FOR HEALTH CARE ADMINISTRATION
                                STANDARD CONTRACT

THIS CONTRACT is entered into between the State of Florida, AGENCY FOR HEALTH CARE ADMINISTRATION, hereinafter referred to as the "AGENCY", whose address is 2727 Mahan Drive, Tallahassee, Florida 32308, and WELL CARE HMO, INC. d/b/a/ STAYWELL HEALTH PLAN OF FLORIDA, hereinafter referred to as the "VENDOR", whose address is 6800 N. Dale Mabry Highway, Suite 168, Tampa, Florida 33614-3988, a Florida Profit Corporation, to provide health care services to Medicaid beneficiaries.

I.       THE VENDOR HEREBY AGREES:

         A.       GENERAL PROVISIONS

                  1. To provide services according to the terms and conditions set forth in this Contract, ATTACHMENT I, Scope of Services, and all other attachments named herein which are attached hereto and incorporated by reference.

                  2. To perform as an independent vendor and not as an agent, representative, or employee of the Agency.

                  3. To recognize that the State of Florida, by virtue of its sovereignty, is not required to pay any taxes on the services or goods purchased under the terms of this Contract.

         B.       FEDERAL LAWS AND REGULATIONS

                  1. If this Contract contains federal funds, the Vendor shall comply with the provisions of 45 CFR, Part 74, and/or 45 CFR, Part 92, and other applicable regulations as specified in ATTACHMENT I.

                  2. If this Contract contains federal funding in excess of $100,000, the Vendor must, upon Contract execution, complete the Certification Regarding Lobbying form, ATTACHMENT IV. If a Disclosure of Lobbying Activities form, Standard Form LLL, is required, it may be obtained from the Agency's Contract Manager. All disclosure forms as required by the Certification Regarding Lobbying form must be completed and returned to the Agency's Contract Manager.

                  3. Pursuant to 45 CFR, Part 76, if this Contract contains federal funding in excess of $25,000, the Vendor must, upon Contract execution, complete the Certification Regarding Debarment, Suspension, Ineligibility, and Voluntary Exclusion Contracts/Subcontracts, ATTACHMENT V.

         C.       AUDITS AND RECORDS

                  1. To maintain books, records, and documents (including electronic storage media) pertinent to performance under this Contract in accordance with generally accepted accounting procedures and practices which sufficiently and properly reflect all revenues and expenditures of funds provided by the Agency under this Contract.

                      AHCA CONTRACT NO. FA522, PAGE 1 OF 10

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                  2.       To assure that these records shall be subject at all
                           reasonable times to inspection, review, or audit by state personnel and other personnel duly authorized by the Agency, as well as by federal personnel.

                  3. To maintain and file with the Agency such progress, fiscal and inventory reports as specified in ATTACHMENT I, and other reports as the Agency may require within the period of this Contract. In addition, access to relevant computer data and applications which generated such reports should be made available upon request.

                  4. To provide a financial and compliance audit to the Agency as specified in ATTACHMENT II and to ensure that all related party transactions are disclosed to the auditor. Additional audit requirements are specified in ATTACHMENT I.

                  5. To include these aforementioned audit and record keeping requirements in all approved subcontracts and assignments.

         D.       RETENTION OF RECORDS

                  1. To retain all financial records, supporting documents, statistical records, and any other documents (including electronic storage media) pertinent to performance under this Contract for a period of five (5) years after termination of this Contract, or if an audit has been initiated and audit findings have not been resolved at the end of five
                           (5) years, the records shall be retained until resolution of the audit findings.

                  2. Persons duly authorized by the Agency and federal auditors, pursuant to 45 CFR, Part 74 and/or 45 CFR,
                           Part 92, shall have full access to and the right to examine any of said records and documents.

                  3. The rights of access in this section must not be limited to the required retention period but shall last as long as the records are retained.

         E.       MONITORING

                  1. To provide reports as specified in ATTACHMENT I. These reports will be used for monitoring progress or performance of the contractual services as specified in ATTACHMENT I.

                  2. To permit persons duly authorized by the Agency to inspect any records, papers, documents, facilities, goods and services of the Vendor which are relevant to this Contract.

         F.       INDEMNIFICATION

                  The Contractor shall save and hold harmless and indemnify the State of Florida and the Agency against any and all liability, claims, suits, judgments, damages or costs of whatsoever kind and nature resulting from the use, service, operation or performance of work under the terms of this Contract, resulting from any act, or failure to act, by the Vendor, his subcontractor, or any of the employees, agents or representatives of the Vendor or subcontractor.

                      AHCA CONTRACT NO. FA522, PAGE 2 OF 10

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         G.       INSURANCE

                  1. To the extent required by law, the Vendor will be self-insured against, or will secure and maintain during the life of the Contract, Worker's Compensation Insurance for all his employees connected with the work of this project and, in case any work is subcontracted, the Vendor shall require the subcontractor similarly to provide Worker's Compensation Insurance for all of the latter's employees unless such employees engaged in work under this Contract are covered by the Vendor's self insurance program. Such self insurance or insurance coverage shall comply with the Florida Worker's Compensation law. In the event hazardous work is being performed by the Vendor under this Contract and any class of employees performing the hazardous work is not protected under Worker's Compensation statutes, the Vendor shall provide, and cause each subcontractor to provide, adequate insurance satisfactory to the Agency, for the protection of his employees not otherwise protected.

                  2. The Vendor shall secure and maintain Commercial General Liability insurance including bodily injury, property damage, personal & advertising injury and products and completed operations. This insurance will provide coverage for all claims that may arise from the services and/or operations completed under this Contract, whether such services and/or operations are by the Vendor or anyone directly, or indirectly employed by him. Such insurance shall include a Hold Harmless Agreement in favor of the State of Florida and also include the State of Florida as an Additional Named Insured for the entire length of the Contract. The Vendor is responsible for determining the minimum limits of liability necessary to provide reasonable financial protections to the Vendor and the State of Florida under this Contract.

                  3. All insurance policies shall be with insurers licensed or eligible to transact business in the State of Florida. The Vendor's current certificate of insurance shall contain a provision that the insurance will not be canceled for any reason except after thirty (30) days written notice to the Agency's Contract Manager.

         H.       ASSIGNMENTS AND SUBCONTRACTS

                  To neither assign the responsibility of this Contract to another party nor subcontract for any of the work contemplated under this Contract without prior written approval of the Agency. No such approval by the Agency of any assignment or subcontract shall be deemed in any event or in any manner to provide for the incurrence of any obligation of the Agency in addition to the total dollar amount agreed upon in this Contract. All such assignments or subcontracts shall be subject to the conditions of this Contract and to any conditions of approval that the Agency shall deem necessary.

         I.       FINANCIAL REPORTS

                  To provide financial reports to the Agency as specified in ATTACHMENT I.

         J.       RETURN OF FUNDS

                  To return to the Agency any overpayments due to unearned funds or funds disallowed pursuant to the terms of this Contract that were disbursed to the

                      AHCA CONTRACT NO. FA522, PAGE 3 OF 10

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                  Vendor by the Agency. The Vendor shall return any overpayment to the Agency within forty (40) calendar days after either discovery by the Vendor, its independent auditor, or notification by the Agency, of the overpayment.

         K.       PURCHASING

                  1.       P.R.I.D.E.

                           It is expressly understood and agreed that any articles which are the subject of, or required to carry out this Contract shall be purchased from the corporation identified under Chapter 946, Florida Statutes, if available, in the same manner and under the same procedures set forth in Section 946.515(2),
                           (4), Florida Statutes; and for purposes of this Contract the person, firm or other business entity carrying out the provisions of this Contract shall be deemed to be substituted for this agency insofar as dealings with such corporation are concerned.

                           The "Corporation identified" is PRISON REHABILITATIVE INDUSTRIES AND DIVERSIFIED ENTERPRISES, INC. (P.R.I.D.E.) which may be contacted at:

                           P.R.I.D.E.
                           2720-G Blair Stone Road
                           Tallahassee, Florida 32301
                           (850) 487-3774
                           Toll Free: 1-800-643-8459
                           Website: www.pridefl.com

                  2.       RESPECT OF FLORIDA

                           It is expressly understood and agreed that any articles that are the subject of, or required to carry out, this Contract shall be purchased from a nonprofit agency for the blind or for the severely handicapped that is qualified pursuant to Chapter 413, Florida Statutes, in the same manner and under the same procedures set forth in Section 413.036(1) and (2), Florida Statutes; and for purposes of this Contract the person, firm, or other business entity carrying out the provisions of this Contract shall be deemed to be substituted for the state agency insofar as dealings with such qualified nonprofit agency are concerned.

                           The "nonprofit agency" identified is RESPECT of Florida which may be contacted at:

                                    RESPECT of Florida.
                                    2475 Apalachee Parkway, Suite 205
                                    Tallahassee, Florida 32301-4946
                                    (850) 487-1471
                                    Website: www.respectofflorida.org

                  3.       PROCUREMENT OF PRODUCTS OR MATERIALS WITH RECYCLED
                           CONTENT

                           It is expressly understood and agreed that any products which are required to carry out this Contract shall be procured in accordance with the provisions of Section 403.7065, Florida Statutes.

                      AHCA CONTRACT NO. FA522, PAGE 4 OF 10

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         L.       CIVIL RIGHTS REQUIREMENTS/VENDOR ASSURANCE

                  The Vendor assures that it will comply with:

                  1. Title VI of the Civil Rights Act of 1964, as amended, 42 U.S.C. 2000d et seq., which prohibits discrimination on the basis of race, color, or national origin.
                  2. Section 504 of the Rehabilitation Act of 1973, as amended, 29 U.S.C. 794, which prohibits discrimination on the basis of handicap.
                  3. Title IX of the Education Amendments of 1972, as amended, 20 U.S.C. 1681 et seq., which prohibits discrimination on the basis of sex.
                  4. The Age Discrimination Act of 1975, as amended, 42 U.S.C. 6101 et seq., which prohibits discrimination on the basis of age.
                  5. Section 654 of the Omnibus Budget Reconciliation Act of 1981, as amended, 42 U.S.C. 9849, which prohibits discrimination on the basis of race, creed, color, national origin, sex, handicap, political affiliation or beliefs.
                  6. The Americans with Disabilities Act of 1990, P.L. 101-336, which prohibits discrimination on the basis of disability and requires reasonable accommodation for persons with disabilities.
                  7. All regulations, guidelines, and standards as are now or may be lawfully adopted under the above statutes.

                  The Vendor agrees that compliance with this assurance constitutes a condition of continued receipt of or benefit from funds provided through this Contract, and that it is binding upon the Vendor, its successors, transferees, and assignees for the period during which services are provided. The Vendor further assures that all contractors, subcontractors, subgrantees, or others with whom it arranges to provide services or benefits to participants or employees in connection with any of its programs and activities are not discriminating against those participants or employees in violation of the above statutes, regulations, guidelines, and standards.

         M.       DISCRIMINATION

                  An entity or affiliate who has been placed on the discriminatory vendor list may not submit a bid, proposal, or reply on a contract to provide any goods or services to a public entity; may not submit a bid, proposal, or reply on a contract with a public entity for the construction or repair of a public building or public work; may not submit bids, proposals, or replies on leases of real property to a public entity; may not be awarded or perform work as a contractor, supplier, subcontractor, or consultant under a contract with any public entity; and may not transact business with any public entity. The Florida Department of Management Services is responsible for maintaining the discriminatory vendor list and intends to post the list on its website. Questions regarding the discriminatory vendor list may be directed to the Florida Department of Management Services, Office of Supplier Diversity at (850) 487-0915.

         N.       REQUIREMENTS OF SECTION 287.058, FLORIDA STATUTES

                  1. To submit bills for fees or other compensation for services or expenses in sufficient detail for a proper pre-audit and post-audit thereof.

                  2. Where applicable, to submit bills for any travel expenses in accordance with Section 112.061, Florida Statutes. The Agency may, when specified

                      AHCA CONTRACT NO. FA522, PAGE 5 OF 10

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                           in N/A, establish rates lower than the maximum
                           provided in Section 112.061, Florida Statutes.

                  3. To provide units of deliverables, including reports, findings, and drafts, in writing and/or in an electronic format agreeable to both parties, as specified in ATTACHMENT I, to be received and accepted by the Contract Manager prior to payment.

                  4. To comply with the criteria and final date by which such criteria must be met for completion of this Contract as specified in Section III, Paragraph A. of this Contract.

                  5. To allow public access to all documents, papers, letters, or other material made or received by the Vendor in conjunction with this Contract, unless the records are exempt from Section 24(a) of Article I of the State Constitution and Section 119.07(1), Florida Statutes. It is expressly understood that substantial evidence of the Vendor's refusal to comply with this provision shall constitute a breach of Contract.

                  6. In accordance with Section 287.057 (14), this Contract may be renewed for a period that may not exceed three (3) years or the term of the original Contract, whichever period is longer, unless otherwise specified in ATTACHMENT I. Renewal of this Contract shall be in writing and subject to the same terms and conditions set forth in the initial Contract prior to Contract termination. A renewal contract may not include any compensation for costs associated with the renewal. Renewals are contingent upon satisfactory performance evaluations by the Agency and subject to the availability of funds. A renewal clause, including terms under which the cost may change, must be specified in the invitation to bid, request for proposal, or other bid instrument, if applicable. This Contract may not be renewed if it is the result of an emergency or single source method of procurement.

         O.       SPONSORSHIP

                  As required by Section 286.25, Florida Statutes, if the Vendor is a nongovernmental organization which sponsors a program financed wholly or in part by state funds, including any funds obtained through this Contract, it shall, in publicizing, advertising or describing the sponsorship of the program, state:

                  "Sponsored by WELL CARE HMO, INC. D/B/A STAYWELL HEALTH PLAN OF FLORIDA and the State of Florida, AGENCY FOR HEALTH CARE ADMINISTRATION".

                  If the sponsorship reference is in written material, the words "State of Florida, AGENCY FOR HEALTH CARE ADMINISTRATION" shall appear in the same size letters or type as the name of the organization.

         P.       FINAL INVOICE

                  The Vendor must submit the final invoice for payment to the Agency no more than 90 days after the Contract ends or is terminated. If the Vendor fails to do so, all right to payment is forfeited and the Agency will not honor any requests submitted after the aforesaid time period. Any payment due under

                      AHCA CONTRACT NO. FA522, PAGE 6 OF 10

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                  the terms of this Contract may be withheld until all reports due from the Vendor and necessary adjustments thereto have been approved by the Agency.

         Q.       USE OF FUNDS FOR LOBBYING PROHIBITED

                  To comply with the provisions of Section 216.347, Florida Statutes, which prohibits the expenditure of Contract funds for the purpose of lobbying the Legislature, the judicial branch or a state agency.

         R.       PUBLIC ENTITY CRIME

                  A person or affiliate who has been placed on the convicted vendor list following a conviction for a public entity crime may not be awarded or perform work as a contractor, supplier, subcontractor, or consultant under a contract with any public entity, and may not transact business with any public entity in excess of the threshold amount provided in Section 287.017, Florida Statutes, for category two, for a period of 36 months from the date of being placed on the convicted vendor list.

         S.       HEALTH INSURANCE PORTABILITY AND ACCOUNTABILITY ACT

                  To comply with the Department of Health and Human Services Privacy Regulations in the Code of Federal Regulations, Title 45, Sections 160 and 164, regarding disclosure of protected health information as specified in ATTACHMENT III.

         T.       CONFIDENTIALITY OF INFORMATION

                  Not to use or disclose any confidential information, including social security numbers that may be supplied under this Contract pursuant to law, and also including the identity or identifying information concerning a Medicaid recipient or services under this Contract for any purpose not in conformity with state and federal laws, except upon written consent of the recipient, or his/her guardian.

         U.       EMPLOYMENT

                  To comply with Section 274A (e) of the Immigration and Nationality Act. The Agency shall consider the employment by any contractor of unauthorized aliens a violation of this Act. If the Vendor knowingly employs unauthorized aliens, such violation shall be cause for unilateral cancellation of this Contract. The Vendor shall be responsible for including this provision in all subcontracts with private organizations issued as a result of this Contract.

         V.       VENDOR PERFORMANCE

                  Penalties or sanctions for unsatisfactory performance under this Contract are specified in ATTACHMENT I, if applicable.

II.      THE AGENCY HEREBY AGREES:

         A.       CONTRACT AMOUNT

                  To pay for contracted services according to the conditions of ATTACHMENT I in an amount not to exceed $634,852,345.00, subject to the availability of funds.

                      AHCA CONTRACT NO. FA522, PAGE 7 OF 10

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                  The State of Florida's performance and obligation to pay under this Contract is contingent upon an annual appropriation by the Legislature.

         B.       CONTRACT PAYMENT

                  Section 215.422, Florida Statutes, provides that agencies have 5 working days to inspect and approve goods and services, unless bid specifications, Contract or purchase order specifies otherwise. With the exception of payments to health care providers for hospital, medical, or other health care services, if payment is not available within forty (40) days, measured from the latter of the date the invoice is received or the goods or services are received, inspected and approved, a separate interest penalty set by the Comptroller pursuant to
                  Section 55.03, F. S., will be due and payable in addition to the invoice amount. To obtain the applicable interest rate, please contact the Agency's Fiscal Section at (850) 488-5869, or utilize the Department of Financial Services website at www.dfs.state.fl.us/interest.html. Payments to health care providers for hospitals, medical or other health care services, shall be made not more than 35 days from the date of eligibility for payment is determined, and the daily interest rate is .0003333%. Invoices returned to a vendor due to preparation errors will result in a payment delay. Invoice payment requirements do not start until a properly completed invoice is provided to the Agency. A Vendor Ombudsman, whose duties include acting as an advocate for vendors who may be experiencing problems in obtaining timely payment(s) from a State agency, may be contacted at (850) 410-9724 or by calling the State Comptroller's Hotline, 1-800-848-3792.

III.     THE VENDOR AND AGENCY HEREBY MUTUALLY AGREE:

         A.       EFFECTIVE/END DATE

                  This Contract shall begin upon execution by both parties or JULY 1, 2004, (whichever is later) and end JUNE 30, 2006, inclusive.

         B.       TERMINATION

                  1.       TERMINATION AT WILL

                           This Contract may be terminated by either party upon no less than thirty (30) calendar days written notice, without cause, unless a lesser time is mutually agreed upon by both parties. Said notice shall be delivered by certified mail, return receipt requested, or in person with proof of delivery.

                  2.       TERMINATION DUE TO LACK OF FUNDS

                           In the event funds to finance this Contract become unavailable, the Agency may terminate the Contract upon no less than twenty-four (24) hours written notice to the Vendor. Said notice shall be delivered by certified mail, return receipt requested, or in person with proof of delivery. The Agency shall be the final authority as to the availability of funds.

                  3.       TERMINATION FOR BREACH

                           Unless the Vendor's breach is waived by the Agency in writing, the Agency may, by written notice to the Vendor, terminate this Contract upon no less than twenty-four (24) hours written notice. Said notice shall be delivered by certified mail, return receipt requested, or in person with

                      AHCA CONTRACT NO. FA522, PAGE 8 OF 10

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                           proof of delivery. If applicable, the Agency may
                           employ the default provisions in Chapter
                           60A-1.006(4), Florida Administrative Code.

                  Waiver of breach of any provisions of this Contract shall not be deemed to be a waiver of any other breach and shall not be construed to be a modification of the terms of this Contract. The provisions herein do not limit the Agency's right to remedies at law or to damages.

         C.       CONTRACT MANAGERS

                  1. The Agency's Contract Manager's name, address and telephone number for this Contract is as follows:

                           CHRISTINA LOPEZ
                           AGENCY FOR HEALTH CARE ADMINISTRATION
                           2727 MAHAN DRIVE, MS 50
                           TALLAHASSEE, FL  32308
                           (850) 487-2355

                  2. The Vendor's Contract Manager's name, address and telephone number for this Contract is as follows:

                           TODD S. FARHA
                           WELL CARE HMO INC.,
                           D/B/A STAYWELL HEALTH PLAN OF FLORIDA
                           6800 N. DALE MABRY HIGHWAY, SUITE 168
                           TAMPA, FL 33614
                           (813) 290-6377

                  3. All matters shall be directed to the Contract Managers for appropriate action or disposition. A change in Contract Manager by either party shall be reduced to writing through an amendment to this Contract by the Agency.

         D.       RENEGOTIATION OR MODIFICATION

                  1. Modifications of provisions of this Contract shall only be valid when they have been reduced to writing and duly signed during the term of the Contract. The parties agree to renegotiate this Contract if federal and/or state revisions of any applicable laws, or regulations make changes in this Contract necessary.

                  2. The rate of payment and the total dollar amount may be adjusted retroactively to reflect price level increases and changes in the rate of payment when these have been established through the appropriations process and subsequently identified in the Agency's operating budget.

         E.       NAME, MAILING AND STREET ADDRESS OF PAYEE

                  1. The name (Vendor name as shown on Page 1 of this Contract) and mailing address of the official payee to whom the payment shall be made:

                           WELL CARE HMO INC., D/B/A STAYWELL HEALTH PLAN OF FLORIDA
                           6800 N. DALE MABRY HIGHWAY, SUITE 168
                           TAMPA, FL 33614

                      AHCA CONTRACT NO. FA522, PAGE 9 OF 10

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                  2.       The name of the contact person and street address
                           where financial and administrative records are maintained:

                           TODD S. FARHA
                           WELL CARE HMO INC., D/B/A STAYWELL HEALTH PLAN OF FLORIDA
                           6800 N. DALE MABRY HIGHWAY, SUITE 168
                           TAMPA, FL 33614

         F.       ALL TERMS AND CONDITIONS

                  This Contract and its attachments as referenced herein contain all the terms and conditions agreed upon by the parties.

IN WITNESS THEREOF, the parties hereto have caused this 186 page Contract, which includes any referenced attachments, to be executed by their undersigned officials as duly authorized. This Contract is not valid until signed and dated by both parties.

VENDOR: WELL CARE HMO INC.,                   STATE OF FLORIDA, AGENCY FOR
        D/B/A STAYWELL HEALTH                 HEALTH CARE ADMINISTRATION
        PLAN OF FLORIDA

SIGNED                                        SIGNED
   BY:  _____________________________            BY:____________________________

NAME:   TODD S. FARHA                         NAME: ALAN LEVINE

TITLE:  PRESIDENT AND CHIEF EXECUTIVE         TITLE:SECRETARY
        OFFICER

DATE:   _____________________________         DATE:_____________________________

FEDERAL ID NUMBER (OR SS NUMBER FOR AN INDIVIDUAL): 59-2583622

VENDOR FISCAL YEAR ENDING DATE: DECEMBER 31, 2004

List of attachments included as part of this Contract:

Specify
Type           Number   Description (include number of pages)
----------------------------------------------------------------------

Attachment     I        Scope of Services (166 Pages)
Attachment     II       Financial and Compliance Audit (3 Pages)
Attachment     III      Health Insurance Portability and
                        Accountability Act of 1996 Compliance
                        (2 Pages)
Attachment     IV       Certification Regarding Lobbying (1 Page)
Attachment     V        Certification Regarding Debarment (1 Page)
Attachment     VI       2004-2005 HMO Rates (3 Pages)

                     AHCA CONTRACT NO. FA522, PAGE 10 OF 10

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July 2004                                                  Medicaid HMO Contract

                                  ATTACHMENT I
                               SCOPE OF SERVICES

10.0     COVERED SERVICES AND ELIGIBLE BENEFICIARIES

10.1     GENERAL

         The health maintenance organization vendor, hereinafter referred to as the plan, shall comply with all the provisions of this contract and its amendments, if any, and shall act in good faith in the performance of the contract provisions. The plan shall develop and maintain written policies and procedures to implement the provisions of this contract. The plan agrees that failure to comply with these provisions may result in the assessment of penalties and/or termination of the contract in whole or in part, as set forth in this contract.

         The plan shall comply with all pertinent Agency rules in effect throughout the duration of the contract.

         The plan shall comply with all current Agency handbooks noticed in or incorporated by reference in rules relating to the provision of services set forth in sections 10.4, Covered Services, and 10.5, Optional Services, except where the provisions of the contract alter the requirements set forth in the handbooks. In addition, the plan shall comply with the limitations and exclusions in the Agency handbooks unless otherwise specified by this contract. In no instance may the limitations or exclusions imposed by the plan be more stringent than those specified in the handbooks. Pursuant to 42 CFR 438.210(a) the plan must furnish services up to the limits specified by the Medicaid program. The plan may exceed these limits. However, service limitations shall not be more restrictive than the Florida fee-for-service program, pursuant to 42 CFR 438.210(a).

         Upon implementation of the Medicaid Prepaid Mental Health program in each Area the plan shall provide community mental health services and mental health targeted case management services in accordance with section 10.11, Behavioral Health Care, of this contract. Sections 2.2,
         2.3 and 2.5 of the Area specific Prepaid Mental Health Plan (PMHP) requests for proposals (RFP) will apply to the respective Area members. All other general behavioral health service requirements shall also apply.

         The plan may offer services to enrolled Medicaid beneficiaries in addition to those covered services specified in sections 10.4, Covered Services, 10.8, Manner of Service Provision, and 10.9, Quality and Benefit Enhancements. These services must be specifically defined in regards to amount, duration and scope, and must be approved in writing by the Agency prior to implementation.

         The plan shall have a quality improvement program that ensures enhancement of quality of care and emphasize quality patient outcomes. The Agency may restrict the plan's enrollment activities if acceptable quality improvement and performance indicators based on HEDIS and other outcome measures to be determined by the Agency are not met. Such restrictions may include the termination of mandatory assignments.

10.2     ELIGIBLE BENEFICIARIES

         The categories of eligible beneficiaries authorized to be enrolled in the plan are: Low Income Families and Children; Foster Care; Sixth Omnibus Budget Reconciliation Act (SOBRA) Children; Supplemental Security Income (SSI) Medicaid Only; SSI Medicare Part B Only; and SSI Medicare Parts A & B. Beneficiaries who are residents of Assisted Living Facilities (ALFs) and not enrolled in an ALF waiver program are eligible for enrollment in the plan. Title XXI MediKids are eligible for enrollment in the plan in accordance with section 409.8132, F.S.

         Except as otherwise specified in this contract, Title XXI MediKids eligible participants are entitled to the same conditions and services as currently eligible Title XIX Medicaid beneficiaries. In addition, women enrolled in the plan who change eligibility categories to the SOBRA eligibility category due to their pregnancy will remain eligible for enrollment in the plan.

              AHCA CONTRACT NO. FA522, ATTACHMENT I, PAGE 1 OF 166

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\
July 2004                                                  Medicaid HMO Contract

10.3     INELIGIBLE BENEFICIARIES

         The following categories describe beneficiaries who are not eligible to enroll in the plan:

         a. Medicaid eligible beneficiaries who, at the time of application for enrollment and/or at the time of enrollment, are domiciled or residing in an institution, including nursing facilities (because the beneficiary was assessed by Comprehensive Assessment and Review for Long Term Care (CARES) and found to be at a custodial level of care), intermediate care facilities for persons with developmental disabilities, state hospitals or correctional institutions.

         b. Medicaid eligible beneficiaries who are receiving services through a hospice program, the Medicaid AIDS waiver (Project AIDS Care) program, a prescribed pediatric extended care center, or enrolled in Children's Medical Services.

         c. Medicaid eligible beneficiaries who are also members of a Medicare-funded health maintenance organization (HMO).

         d. Medicaid eligible beneficiaries whose Medicaid eligibility has been determined through the medically needy program.

         e.       Qualified Medicare beneficiaries (QMBs).

         f. Medicaid eligible beneficiaries who have other credible health care coverage like TriCare or a private HMO.

         g.       Medicaid eligible beneficiaries who reside in the following:

                  1. Residential commitment programs/facilities operated through the Department of Juvenile Justice (DJJ).

                  2. Residential group care operated by the Family Safety and Preservation Program in the Department of Children and Families (DCF).

                  3. Children's residential treatment facilities purchased through the Alcohol, Drug Abuse, and Mental Health Program Office (ADM) in DCF (Purchased Residential Treatment Services - PRTS).

                  4. ADM residential treatment facilities licensed as Level I and II facilities.

                  5. Residential Level I and Level II substance abuse treatment programs pursuant to section
                           65D-30.007(2)(a) and (b), F.A.C.

         h.       Family Planning waiver beneficiaries.

         i. Medicaid eligible beneficiaries in the following programs may not enroll in a frail/elderly component of a Medicaid HMO:

                  1.       An aged/disabled waiver program

                  2.       The Channeling program

                  3.       Developmental Services Waiver

                  4.       TANF beneficiaries

                  5.       The Assisted Living for the Elderly waiver, or

              AHCA CONTRACT NO. FA522, ATTACHMENT I, PAGE 2 OF 166

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July 2004                                                  Medicaid HMO Contract

         j. Medicaid eligible beneficiaries who are members of the Florida Assertive Community Treatment Team (FACT team) in those areas in which the HMO is responsible for community mental health and targeted case management services.

         k.       Participants in the Sub-acute Inpatient Psychiatric Program
                  (SIPP).

         l. Pregnant women not enrolled in the plan prior to the effective date of their SOBRA eligibility.

10.4     COVERED SERVICES

         The plan shall ensure the provision of the following covered services as defined and specified in sections 10.1, General and 10.8, Manner of Service Provision:

         Child Health Check-Up                               Inpatient Hospital
                                                             Services
         Community Mental Health Services.                   Mental Health
                                                             Targeted Case
                                                             Management
         Family Planning Services                            Outpatient Hospital
                                                             and Emergency
                                                             Services
         Freestanding Dialysis Centers                       Physician Services

         Hearing Services                                    Prescribed Drug
                                                             Services
         Home Health Services and Durable Medical Equipment  Therapy Services

         Independent Laboratory and X-Ray Services           Visual Services

              THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK.

              AHCA CONTRACT NO. FA522, ATTACHMENT I, PAGE 3 OF 166

WellCare HMO d/b/a StayWell Health Plan of Florida         Medicaid HMO Contract
July 1, 2004

10.5     OPTIONAL SERVICES

         These services are rendered within Medicaid guidelines at the option of the plan and the Agency.

                                     Covered                Not Covered

         Dental Services        _____________________             X

         Transportation Services X (Dade Only)            _____________________

         Frail/Elderly Program                                    X
                                _____________________
         (in accordance with Exhibit 110.4 of this contract)

10.6     EXPANDED SERVICES

         These services are defined as those offered by the plan and approved by the Agency, which are as follows:

         a. Services in excess of the amount, duration and scope of those listed in sections 10.4, Covered Services, and 10.5, Optional Services.

         b.       Services and benefits not listed in sections 10.4 and 10.5.

         c. The plan may offer an Agency approved over-the-counter expanded drug benefit, not to exceed $10.00 per household, per month. Such benefits shall be limited to non-prescription drugs containing a National Drug Code (NDC) number, and first aid and birth control supplies. Such benefits must be offered through a plan's pharmacy or plan's subcontract with a pharmacy. The plan shall make payments for the over-the-counter drug benefit directly to the pharmacy.

         The following is a list of expanded services:

      1. OVER THE COUNTER DRUGS AND FIRST AID ITEMS not to exceed $10 per month, per household through mail order program.

      2. ADULT DENTAL SERVICES FOR BENEFICIARIES AGE 21 AND ABOVE office visits, x-rays, exams as needed, two cleanings per year, no limit on one and two surface filings (amalgam and silver), one three surface silver filling per year, four simple extractions at no cost (non emergency), two surgical extractions per year (non emergency) when medically necessary.

      3. ADULT EYE EXAMS AND GLASSES FOR BENEFICIARIES AGE 21 AND ABOVE Unlimited routine eye exams and unlimited glasses as medically necessary.

      4. ADULT HEARING SERVICES FOR BENEFICIARIES AGE 21 AND ABOVE One hearing aid (limited selection) every three years, if medically necessary.

              AHCA CONTRACT NO. FA522, ATTACHMENT I, PAGE 4 OF 166

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July 2004                                                  Medicaid HMO Contract

10.7     EXCLUDED SERVICES

         The plan is not obligated to provide for the services that are not specified in sections 10.4, Covered Services, 10.5, Optional Services, 10.6, Expanded Services and 10.9, Quality and Benefit Enhancements. Plan members who require services available through Medicaid but not covered by this contract shall receive these services through the existing Medicaid fee-for-service reimbursement system. The plan shall determine the need for these services and refer the member to the appropriate service provider. The plan may request the assistance of the local Medicaid Field Office for referral to the appropriate service setting.

         For members requiring long term care institutional services, institutional services for persons with developmental disabilities or state hospital services, the plan shall consult the DCF office to identify appropriate methods of assessment and referral. The plan is responsible for transition and referral to appropriate service providers, including helping the member to obtain an attending physician. Members requiring these services shall be disenrolled from the plan in accordance with section 30.11, Disenrollment, of this contract, except as required by Frail Elderly Program component requirements, see Exhibit 110.4.

10.8     MANNER OF SERVICE PROVISION

         The Florida Medicaid Program provides multiple services/programs for Medicaid eligible beneficiaries. The service definitions that follow are those required by federal or state rule. The plan must furnish services up to the limits specified by the Medicaid program. The plan is responsible for contracting with providers who meet all provider and service and product standards specified in the Agency's Medicaid Services Coverage and Limitations handbooks and the plan's provider handbooks, which must be incorporated in all plan subcontracts by reference, for each service category covered by the plan. Exceptions exist where different standards are specified elsewhere in this contract or if the standard is waived in writing by the Division of Medicaid on a case-by-case basis when the member's medical needs would be equally or better served in an alternative care setting or using alternative therapies or devices within the prevailing medical community.

10.8.1   CHILD HEALTH CHECK-UP

         Child Health Check-Up (CHCUP) services are comprehensive and preventive health examinations provided on a periodic basis that are aimed at identifying and correcting medical conditions in children and young people (birth through 20 years of age). Policies and procedures are described in the Child Health Check-Up Services Coverage and Limitations Handbook. Policy requirements include:

         a. The health screening examination shall consist of: comprehensive health and developmental history including assessment of past medical history, developmental history and behavioral health status; comprehensive unclothed physical examination; developmental assessment; nutritional assessment; appropriate immunizations according to the appropriate Recommended Childhood Immunization Schedule for the United States; laboratory testing (including blood lead test where required; for children who the plan identifies through blood lead screenings as having abnormal levels of lead, the plan shall provide case management follow-up services as required in chapter 2 of the Child Health Check-Up Services Coverage and Limitations Handbook.); health education (including anticipatory guidance); dental screening (including a direct referral to a dentist, or to a Prepaid Dental Health Plan
                  (PDHP) where applicable for members beginning at 3 years of age or earlier as indicated); vision screening including objective testing when required; and hearing screening including objective testing, when required; diagnosis and treatment; and referral and follow-up, as appropriate.

         b. Members shall be informed by the Agency through its fiscal agent, of screenings due in accordance with the periodicity schedule as specified in the Medicaid Child Health Check-Up Services Coverage and Limitations Handbook. The plan is required to contact members and follow-up on the state-issued CHCUP letter to encourage the member to come in for a health assessment and preventive care.

         c. Members must be referred to appropriate service providers for further assessment and treatment of conditions found in the examination within six months after the request for a CHCUP.

              AHCA CONTRACT NO. FA522, ATTACHMENT I, PAGE 5 OF 166

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July 2004                                                  Medicaid HMO Contract

         d. Members must be offered scheduling assistance to make medical appointments and to obtain transportation.

         e. This service includes the maintenance of a coordinated system to follow the member through the entire range of screening and treatment, as well as supplying CHCUP training to providers.

         f. In accordance with section 409.912, F.S., the plan shall achieve a CHCUP screening rate of at least 60 percent for those members who are continuously enrolled for at least eight
                  (8) months. This screening compliance rate shall be based on the CHCUP screening data reported by the plan pursuant to section 60.0, Reporting Requirements of this contract, and the data reported shall be monitored by the Agency for accuracy. The plan must complete both the CHCUP Report template and the
                  - 60 percent Screening Ratio Template. If the plan does not achieve the 60 percent screening ratio, a corrective action plan is required to be filed with the Agency no later than February 15th. Any data reported that is found to be inaccurate shall be disallowed by the Agency and the Agency may consider such findings as being in violation of the contract (refer to section 70.17, Sanctions).

                  In addition to the above requirement, the plan shall adopt annual screening and participation goals to achieve at least an 80 percent CHCUP screening and participation rate in accordance with section 5360, Annual Participation Goals, of the State Medicaid Manual. If the plan does not meet the 80 percent screening and participation ratios, a corrective action plan must be filed with the Agency no later than February 15th.

10.8.2   DENTAL SERVICES (OPTIONAL)

         Dental services are defined in the Medicaid Dental Services Coverage and Limitations Handbook. Children's Medicaid dental services include diagnostic services, preventive treatment, restorative treatment, endodontic treatment, periodontal treatment, restorative treatment, surgical procedures and/or extractions, orthodontic treatment and complete and partial dentures for beneficiaries under age 21. Complete and partial denture relines and repairs are also included, as well as adjunctive and emergency services. Adult services include medically necessary, emergency dental procedures to alleviate pain or infection. Emergency dental care shall be limited to emergency oral examinations, necessary radiographs, extractions, and incision and drainage of abscess.

10.8.3   DIABETES SUPPLIES AND EDUCATION

         In the same manner as specified in section 641.31, F.S., the plan shall provide coverage for medically appropriate and necessary equipment, supplies, and services used to treat diabetes, including outpatient self-management training and educational services, if the member's primary care physician, or the physician to whom the patient has been referred who specializes in treating diabetes, certifies that the equipment, supplies and services are necessary.

10.8.4   FAMILY PLANNING SERVICES

         These services are rendered for the purposes of enabling eligible beneficiaries to make comprehensive, informed decisions about family size and/or spacing of births as specified in the Medicaid Services Coverage and Limitations handbooks. The provider provides the following minimum services: plan and referral; education and counseling; initial examination; diagnostic procedures and routine laboratory studies; contraceptive drugs and supplies; and follow-up care in accordance with the Medicaid Physicians Services Coverage and Limitations Handbook. Policy requirements include:

         a. The plan shall furnish the services on a voluntary and confidential basis.

         b. The plan shall allow members full freedom of choice of family planning methods covered under the Medicaid program, including Medicaid covered implants, when there are no medical contraindications.

              AHCA CONTRACT NO. FA522, ATTACHMENT I, PAGE 6 OF 166

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July 2004                                                  Medicaid HMO Contract

         c. In accordance with section 381.0051, F.S., the plan shall render these services to eligible members under the age of 18 provided the member is married, a parent, pregnant, has written consent by a parent or legal guardian, or in the opinion of a physician, the member may suffer health hazards if the service is not provided.

         d. The provisions of this subsection shall not be interpreted so as to prevent a provider or other person from refusing to furnish any contraceptive or family planning service, supplies, or information for medical or religious reasons; and the provider or other person shall not be held liable for such refusal.

         e. Pursuant to 42 CFR 431.51 (b), the plan shall allow each member to obtain family planning services from any participating Medicaid provider and require no prior authorization for such services. If the member receives services from a non-plan Medicaid provider, then the plan must reimburse at the Medicaid reimbursement rate, unless another payment rate is negotiated.

         f. In accordance with section, 409.912, F.S. the plan shall make available and encourage all pregnant women and mothers with infants to receive, scheduled postpartum visits for the purpose of voluntary family planning, including discussion of all methods of contraception, as appropriate, and counseling and services for family planning to all women and their partners. The plan shall direct providers to maintain documentation in the medical records to reflect this.

10.8.5   FREESTANDING DIALYSIS FACILITY SERVICES

         Program requirements are specified in section 409.906, F.S., and the Freestanding Dialysis Center Services Coverage and Limitations Handbook. Such services must be provided in accordance with the policy and service provisions specified by fee-for-service Medicaid.

10.8.6   HEARING SERVICES

         These services include a hearing evaluation, diagnostic testing and selective amplification procedures necessary to certify an individual for a hearing aid device, and fitting and dispensing of hearing aids and repair services as specified in the Medicaid Hearing Services Coverage and Limitations Handbook. Medical and surgical treatment for hearing disorders is part of physician services.

10.8.7   HOME HEALTH CARE SERVICES AND DURABLE MEDICAL EQUIPMENT

         These services are intermittent nursing services by a registered nurse or licensed practical nurse and/or personal care services by a home health aide with accompanying necessary medical supplies, appliances and durable equipment appropriate for use in the beneficiary's place of residence. These services are provided for eligible beneficiaries primarily to maintain physical and emotional comfort and to assist the beneficiary toward independent living in a safe environment as specified in the Medicaid Home Health Services Coverage and Limitations and the Durable Medical Equipment (DME)/Medical Supplies Services Coverage and Limitations Handbook. Policy requirements include, but are not limited to:

         a. All services and medical equipment furnished by the plan shall be contained in an individualized written plan of care developed by health care professionals, including the attending physician. The plan of care is designed to meet the medical, health, and rehabilitative needs of the recipient and is approved by the attending physician as evidenced by his or her original signature and re-approved at least:

                     - Every 60 days or whenever the beneficiary's condition for home health services changes.

                     - For disposable medical supplies, the medical necessity must be re-determined every 6 months and the prescription cannot be dated more than 14 days after initiation.

                     - For oxygen services, the medical necessity renewal time frame is 12 months.

              AHCA CONTRACT NO. FA522, ATTACHMENT I, PAGE 7 OF 166

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July 2004                                                  Medicaid HMO Contract

         b. Services rendered by a home health aide shall be under the continuous supervision of a registered nurse.

         c. All services provided to Medicaid beneficiaries in their place of residence shall be prescribed by a physician. Provision of medically necessary supplies/DME does not require a beneficiary to be homebound.

         d. Medical equipment as specified in the DME/Medical Supplies Services Coverage and Limitations Handbook.

10.8.8   HOSPITAL SERVICES

10.8.8.1 INPATIENT

         These services are medically necessary services ordinarily furnished by a state licensed acute care hospital for the medical care and treatment of inpatients provided under the direction of a physician or dentist in a hospital maintained primarily for the care and treatment of patients with disorders other than mental diseases. Inpatient hospital services include but are not limited to medical supplies, diagnostic and therapeutic services, use of facilities, drugs and biologicals, room and board, nursing care and all supplies and equipment necessary to provide adequate care as specified in the Medicaid Hospital Services Coverage and Limitations Handbook. This service includes inpatient care for any diagnosis including psychiatric and mental health (Baker Act and non-Baker Act), tuberculosis and renal failure when provided by general acute care hospitals in both emergent and non-emergent conditions. Inpatient hospital services include rehab hospital care. Rehab inpatient care days are also counted as inpatient hospital days. The plan may provide services in a nursing home as downward substitution for inpatient care. Such services shall not be counted as inpatient hospital days.

         The service also includes the following:

         a. Medically necessary and appropriate transplants: bone marrow, all ages; cornea, all ages; and kidney, all ages. For other transplants not covered by Medicaid, the evaluations, pre-transplant care and post-transplant follow-up care are covered by Medicaid and, therefore, must be covered by the plan even though the transplant procedure is not covered. Transplant service components are also covered under outpatient services, physician services and prescribed drug services per the applicable Medicaid Services Coverage and Limitations handbooks.

                  The plan is not responsible for the cost of transplant evaluations, pre-transplant care and post transplant follow-up, when an adult member (age 21 and over) is listed with the United Network for Organ Sharing (UNOS) as a level 1A, 1B, or 2 candidate for heart transplant. The plan must disenroll these members at the conclusion of the transplant evaluation and cannot re-enroll the member until at least one-year post transplant.

                  The plan is not responsible for the cost of a completed adult heart transplant evaluation regardless of whether or not the beneficiary was determined a candidate for a transplant. The plan is responsible for the cost of adult heart transplant evaluations that are not completed for any reason.

                  The plan is not responsible for the cost of pre-transplant care and post transplant follow-up when a member has been listed as a candidate for a pediatric heart, lung or heart/lung transplant (ages 20 and under) or a liver transplant (all ages). If, at the conclusion of the transplant evaluation, the beneficiary is listed with UNOS as a level 1A, 1B or 2 for heart, lung or heart/lung or 1, Model End Stage Renal Disease (meld) score of 11-25, for a liver transplant, the plan will disenroll the beneficiary. The beneficiary will have the option to re-enroll at one-year post transplant. The plan is responsible for the cost of the above transplant evaluations.

         b. Physical therapy services when necessary and provided during a member's inpatient stay.

              AHCA CONTRACT NO. FA522, ATTACHMENT I, PAGE 8 OF 166

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July 2004                                                  Medicaid HMO Contract

         c. The plan shall be at risk for the provision of up to 45 days of inpatient hospital care for each enrolled member, as determined necessary by the physician responsible for discharging an enrolled member from the hospital.

         d. The plan shall provide up to 45 days of inpatient coverage per member from July 1 or the initial date of enrollment whichever comes later, continuing through June 30.

         d. The plan shall provide up to 28 inpatient hospital days in an inpatient hospital substance abuse treatment program for pregnant substance abusers who meet ISD Criteria with Florida Medicaid modifications as specified in InterQual Level of Care 2003-Acute Criteria-Pediatric and /or InterQual Level of Care 2003-Acute Criteria-Adult (McKesson Health Solutions, LLC, "McKesson"), 2003 Edition or the most current edition, for use in screening cases admitted to Rehabilitative Hospitals and CON approved rehabilitative units in acute care hospitals with admission dates of January 1, 2003 and after. In addition, the plan shall provide inpatient hospital treatment for severe withdrawal cases exhibiting medical complications which meet the severity of illness criteria under the alcohol/substance abuse system-specific set which generally requires treatment on a medical unit where complex medical equipment is available. Withdrawal cases (not meeting the severity of illness criteria under the alcohol/substance abuse criteria) and substance abuse rehabilitation (other than for pregnant women), including court ordered services, are not covered in the inpatient hospital setting. Such inpatient hospital care shall be included in the 45 days of inpatient hospital care for which the plan is at risk, as specified in c. and d. above.

         f. The plan is responsible for the cost of transporting a member from a non-participating facility or hospital to a participating facility or hospital if the reason for transport is solely for the plan's convenience, regardless of whether the plan covers Medicaid transportation services.

         g. The plan shall adhere to the provisions of the Newborns' and Mothers' Health Protection Act (NMHPA) of 1996 regarding postpartum coverage for mothers and their newborns and comply with the provisions of section 641.31, F.S.

                  1. The plan shall provide for at least a 48-hour hospital length of stay following a normal vaginal delivery, and at least a 96-hour hospital length of stay following a Cesarean section. In connection with coverage for maternity care, the hospital length of stay is required to be decided by the attending provider in consultation with the mother.

                  2.       The plan shall prohibit the following practices:

                           Denying the mother or newborn child eligibility, or continued eligibility, to enroll or renew coverage under the terms of the plan, solely for the purpose of avoiding the NMHPA requirements;

                           Providing monetary payments or rebates to mothers to encourage them to accept less than the minimum protections available under NMHPA;

                           Penalizing or otherwise reducing or limiting the reimbursement of an attending provider because the provider provided care in a manner consistent with NMHPA;

                           Providing incentives (monetary or otherwise) to an attending provider to induce the provider to provide care in a manner inconsistent with NMHPA;

                           Restricting benefits for any portion of the 48-hour (or 96-hour) period prescribed by NMHPA in a manner that is less favorable than the benefits provided for any preceding portion of the hospital stay.

              AHCA CONTRACT NO. FA522, ATTACHMENT I, PAGE 9 OF 166

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July 2004                                                  Medicaid HMO Contract

10.8.8.2 OUTPATIENT

         Outpatient hospital services are preventive, diagnostic, therapeutic, or palliative care under the direction of a physician at a licensed acute care hospital. Such outpatient hospital services include emergency room, dressings, splints, oxygen and physician ordered services and supplies necessary for the clinical treatment of a specific diagnosis or treatment as specified in the Medicaid Hospital Services Coverage and Limitations Handbook. Emergency medical services as defined in section 100.0, Glossary, of this contract, are specified in the Medicaid Hospital Services Coverage and Limitations Handbook and
         section 20.10, Emergency Care Requirements. Policy requirements include:

         a. The plan shall provide outpatient hospital services and emergency medical care services as medically necessary and appropriate and without any specified dollar limitation.
         b. The plan shall cover the cost to all members of any medically necessary duration of stay in a non-designated facility, which resulted from a medical emergency until such time as they can be safely transported to a plan facility.
         c. The plan shall have a procedure for the authorization of dental care and associated ancillary services provided in an outpatient hospital setting if that care meets the following requirements;

                  - Is provided under the direction of a dentist at a licensed hospital;

                  - Is medically necessary or, if not usually considered medically necessary, is considered medically necessary in a hospital setting due to the beneficiary's disability, the beneficiary's mental health condition, or the beneficiary's abnormal behavior due to emotional instability or a developmental disability, which necessitates the services being provided in a hospital.

10.8.8.3 HOSPITAL ANCILLARY SERVICES

         Ancillary services that are provided by the hospital include, but are not limited to, radiology, pathology, neurology, neonatology and anesthesiology. When the plan or plan's authorized physician authorizes these services (either inpatient or outpatient), the plan must reimburse the professional component of the service at the Medicaid line item rate, unless another reimbursement rate has been negotiated. This is also required for emergency services rendered by non-plan physicians for ancillary services provided in a hospital setting.

10.8.9   IMMUNIZATIONS

         In accordance with section 1905(r)(1) of the Social Security Act, the plan shall participate or direct its providers to participate in the Vaccines For Children Program (VFC), the program administered by the Department of Health (DOH), Bureau of Immunizations, which provides vaccines at no charge to physicians, and eliminates any need to refer children to county health departments (CHD) for immunizations. For immunizations covered by Medicaid but not provided through VFC the plan shall be responsible for coverage and reimbursement to the provider. The plan is required to:

         a. Provide immunizations in accordance with the childhood immunization schedule as approved by the appropriate Recommended Childhood Immunization Schedule for the United States or when it is shown to be medically necessary for the child's health in accordance with section 409.912, F.S.

         b. Document that the plan is enrolled in the VFC program or that its physicians have directly enrolled.

         c. Ensure its physicians have a sufficient supply of vaccines from the plan if the plan is the VFC enrollee. If the plan's physicians are directly enrolled in the VFC program, they shall be directed to maintain adequate vaccine supplies.

         d. Pay no more than the Medicaid program vaccine administration fee of $10.00 per administration unless another rate is negotiated with the provider.

              AHCA CONTRACT NO. FA522, ATTACHMENT I, PAGE 10 OF 166

July 2004                                                  Medicaid HMO Contract

         Title XXI MediKids participants do not qualify for the Vaccines for Children Program as specified in this section. For immunizations provided to Title XXI MediKids participants, the plan shall advise providers to bill Medicaid fee-for-service directly at a rate determined by the Agency. The administration fee is included in the capitation rates for both Title XXI MediKids and Title XIX Medicaid programs.

10.8.10  INDEPENDENT LABORATORY AND PORTABLE X-RAY SERVICES

         These services are medically necessary and appropriate diagnostic laboratory procedures and portable x-rays ordered by a physician or other licensed practitioner of the healing arts. Policies, procedures and services covered by each program are described in the Medicaid Independent Laboratory Services Coverage and Limitations Handbook; and the Portable X-Ray Services Coverage and Limitations Handbook.

         The programs encompass only those services approved by Medicaid for a licensed independent laboratory or portable x-ray company under the related service requirements and limitations described in the services coverage and limitations handbooks. Laboratory and x-ray services provided by a hospital, clinic or Medicaid provider enrolled as physician services providers are not included in these programs. Such services provided by a hospital, physician or clinic is included in the definition of hospital, physician or clinic, as appropriate. In addition, such services provided via a hospital setting are also discussed under section 10.8.8.3, Hospital Ancillary Services. Policy requirements include:

         a. The plan must furnish, at a minimum, those laboratory and portable x-ray procedures currently covered by the independent laboratory and portable x-ray programs as described in their respective handbooks.

         b. The plan shall pay for laboratory tests provided by public providers as specified in section 20.8.9, Public Provider Claims, without prior authorization as specified in section 110.1, Laboratory Tests And Associated Office Visits To Be Paid By Plan Without Prior Authorization When Initiated By County Health Department.

10.8.11  PHYSICIAN SERVICES

         Physician services are those services and procedures rendered by a licensed physician at a physician's office, patient's home, hospital, nursing facility or elsewhere when dictated by the need for preventive, diagnostic, therapeutic or palliative care, or for the treatment of a particular injury, illness or disease as specified in the Medicaid Physician Services Coverage and Limitations Handbook. For purposes of this contract advanced registered nurse practitioner (ARNP) services, physician assistant services (PA), podiatry services, ambulatory surgical centers service, CHD services, rural health clinic services, federally qualified health center (FQHC) services, birthing center services (including the services of certified nurse midwives licensed under chapter 464, F.S., and midwives licensed under chapter 467, F.S.), and chiropractic services are included as physician services because they can be provided by a physician and, as such, are included in the capitation rate paid to the plan. These services must be provided as specified in the appropriate Medicaid Services Coverage and Limitations handbook. Their listing does not mean that the services must be performed by the indicated professional category or at the indicated location. Policy requirements include:

         a. The plan shall furnish the full range of the preventive medicine services program components as described in the Medicaid Coverage and Limitations handbooks.

         b. The plan shall furnish psychiatrist services as medically necessary for Medicaid beneficiaries, which may be rendered in the psychiatrist's office or in an outpatient or inpatient setting.

         c. The plan shall exclude the provision of experimental and clinically unproven procedures. (See section 409.905, F.S.)

         d. The plan shall provide for adult health screenings as specified in the Agency's Medicaid Services Coverage and Limitations Handbooks.

              AHCA CONTRACT NO. FA522, ATTACHMENT I, PAGE 11 OF 166

July 2004                                                  Medicaid HMO Contract

         e. The provisions of sections 641.19, 641.31 and 641.51, F.S. are incorporated by reference and as such the plan shall allow members to use network chiropractic, dermatological services, podiatric services, and OB/GYN services without authorization.

         f. Pursuant to section 4712 of the Balanced Budget Act of 1997, plans contracting with FQHCs and rural health clinics (RHCs) must reimburse those entities at rates comparable to those rates paid for similar services in the FQHC's or RHC's community. The plan shall report quarterly to the Agency the payment rates and the payment amounts made to FQHCs and RHCs for contractual services provided by these entities.

         g. Notwithstanding subsection 20.8.9, Public Provider Claims, without prior authorization, the plan shall pay, at the contracted rate or the Medicaid fee-for-service rate, all valid claims initiated in any CHD for office visits, prescribed drugs, and laboratory services directly related to DCF emergency shelter medical screening, and tuberculosis as specified in section 110.1, Laboratory Tests And Associated Office Visits To Be Paid By Plan Without Prior Authorization When Initiated By County Health Department, once the CHD has notified the plan and has provided the plan's primary care provider with results of such testing and the associated office visit. Reimbursement by the plan for such services is required only if the CHD provides the plan with copies of the appropriate medical record.

         h. The plan shall have a procedure for the authorization of medically necessary dental care and associated ancillary services provided in licensed ambulatory surgical center settings if that care is provided under the direction of a dentist as described in State Plan. Medical necessity shall be determined in accordance with section 641.31, F.S.

10.8.11.1 PREGNANCY RELATED REQUIREMENTS

         a.       Florida's Healthy Start Prenatal Risk Screening.

                  The plan shall ensure that the provider offers, as required by section 383.14, F.S., and Rule 64C-7.009, F.A.C., Florida's Healthy Start prenatal risk screening to each member who is pregnant as part of her first prenatal visit. The plan shall ensure the provider uses the DOH prenatal risk DH Form 3134, which can be obtained from the local county health department. The plan shall ensure the provider retains a copy of the completed screening instrument in the member's medical record and shall provide a copy to the member. The plan shall ensure the provider submits the completed DH Form 3134 to the county health department in the county where the prenatal screen was completed within ten business days of completion. The plan is strongly encouraged to collaborate with the Healthy Start care coordinator within the patient's county of residence to assure risk-appropriate care is delivered.

         b.       Florida's Healthy Start Infant (Postnatal) Screening
                  Instrument.

                  Risk factor information for the Florida's Healthy Start Infant (Postnatal) Risk Screening Instrument (DH Form 3135) is taken from the Certificate of Live Birth and is generally completed by the staff who complete the Certificate of Live Birth. Plans providing birthing services shall ensure the provider completes Florida's Healthy Start Infant (Postnatal) Risk Screening Instrument on each live birth and offer the family referral to further Healthy Start services as appropriate. The plan must ensure the provider submits the Infant (Postnatal) Risk Screening Instrument with the Certificate of Live Birth to the CHD in the county where the infant was born. DH Form 3135 can be obtained from the local county health department. The plan shall ensure the provider retains a copy of the completed screening instrument in the member's medical record and provide a copy to the member.

         c. Pregnant women or infants who do not score high enough to be eligible for Healthy Start care coordination may be referred for services regardless of their score on the Healthy Start risk screen in the following ways:

              AHCA CONTRACT NO. FA522, ATTACHMENT I, PAGE 12 OF 166

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July 2004                                                  Medicaid HMO Contract

                  1. If the referral is to be made at the same time the risk screen is administered, the provider may indicate on the risk screening form that the woman or infant is invited to participate based on factors other than score.

                  2. If the determination is made subsequent to risk screening, the provider may directly refer the woman or infant to the Healthy Start care coordination provider based on assessment of actual or potential factors associated with high risk, such as HIV, Hepatitis B, substance abuse, or domestic violence.

         d. The plan shall refer all pregnant, breastfeeding and postpartum women, infants and children up to age five to the local Women, Infants and Children (WIC) office. For the initial referral for WIC certification, the plan must complete the Florida WIC program Medical Referral Form with the current height or length and weight (taken within 60 days of the WIC appointment); hemoglobin or hematocrit (see chart below); and any identified medical/nutritional problems. For subsequent WIC certifications the plan shall encourage its providers to coordinate with the local WIC office to provide the above referral data from the most recent CHCUP. Each time a WIC Referral Form is completed, the plan shall ensure the provider gives a copy of the WIC Referral Form to the member and retains a copy in the member's medical record.

WIC CATEGORY                                        WIC BLOOD WORK SCREENING SCHEDULE
Pregnant Woman                                      Once during the current pregnancy
Breastfeeding Woman up to 1 year postpartum         Once after delivery
Postpartum Woman (not breastfeeding) up to
6 months postpartum                                 Once after delivery/termination of pregnancy
Infant                                              Once between 6-12 months of age (preferably
                                                    between 9-12 months)
Child 1 - 2 years                                   Once, preferably between 15 - 18 months
Child 2 - 5 years                                   Once every year unless an abnormal value is
                                                    found, (<11.1gm/dl hemoglobin, <33%
                                                    hematocrit) then a follow-up blood
                                                    test is required at six month intervals

         e. The plan shall ensure the provider provides, as required by Chapter 381, F.S., all women of childbearing age HIV counseling and offer them HIV testing. For prevention, early identification of women with HIV infection, and reduction of perinatal transmission, the plan shall ensure that its providers counsel and offer HIV testing to all women of childbearing age. Florida law requires all pregnant women to be counseled and offered HIV testing at the initial prenatal care visit and again at 28-32 weeks. If a pregnant woman declines HIV testing, a signed objection must be attempted, in accordance with section 384.31, F.S. and Ch. 64D-3.019, Florida Administrative Code. The plan shall ensure that all pregnant women who are HIV infected are counseled about and offered the latest anti-retroviral regimen recommended by the U.S. Department of Health and Human Services, Public Health Service Task Force entitled Recommendations for the Use of Antiretroviral Drugs in Pregnant HIV-1 Infected Women for Maternal Health and Interventions to Reduce Perinatal HIV-1 Transmission in the United States. To receive a copy of the guidelines, contact the Florida Department of Health, Bureau of HIV/AIDS at (850) 245-4334, or you may reach the DHHS website at http://aidsinfo.nih.gov/guidelines/.

         f. The plan shall ensure that providers routinely screen all Medicaid eligible women receiving prenatal care for the Hepatitis B surface antigen (HBsAg) early in each pregnancy, preferably during the first prenatal visit. All pregnant women shall be routinely tested for the hepatitis B surface antigen (HBsAg) at the time of the first examination relating to the current pregnancy. Pregnant women who tested negative at the first visit and are considered high-risk for hepatitis B infection shall have a second HBsAG test performed at 28 to 32 weeks of pregnancy. This test shall be performed at the same time that other routine prenatal screening is ordered. All HBsAg-positive women shall be reported to the local county health department. Women who are HBsAg-positive shall be referred to Healthy Start regardless of their Healthy Start screening score.

              AHCA CONTRACT NO. FA522, ATTACHMENT I, PAGE 13 OF 166

July 2004                                                  Medicaid HMO Contract

         g. Infants born to HBsAg-positive members shall receive Hepatitis B Immune Globulin (HBIG) and the Hepatitis B vaccine once they are physiologically stable, preferably within 12 hours of birth and shall complete the hepatitis B vaccine series according to the recommended vaccine schedule per the guidelines established by the appropriate Recommended Childhood Immunization Schedule for the United States. These infants shall be tested for HBsAg and Hepatitis B surface antibodies (anti-HBs) six months after the completion of the vaccine series to monitor the success or failure of the therapy. A positive HBsAg result in any child aged 24 months or less shall be report to the local county health department within 24 hours. Infants born to women who are HBsAg-positive shall be referred to Healthy Start regardless of their Healthy Start screening score.

         h. All HBsAg-positive prenatal or postpartum women, their infants, and contacts shall be reported to the Perinatal Hepatitis B Prevention Coordinator at the local County Health Department. Information collected for each individual shall include: name, date of birth, race, ethnicity, address, ex (infants and contacts), laboratory test performed and date sample collected, due date or EDC, whether or not prenatal care was received (prenatal woman), and immunization dates (infants and contacts). Use of the current Perinatal Hepatitis B Case and Contact Report (DH Form 1876) is strongly encouraged but not required. This form may be obtained from the Department of Health. For further information please see Rule 64D-3.013 of the Florida Administrative Code at website: http://fac.dos.state.fl.us/faconline/chapter64.pdf and/ or contact your county or state Perinatal Hepatitis B Prevention Coordinator.

         i. The plan shall allow pregnant women to choose the plan's contracted or staff OB/GYNs as their primary care physicians to the extent that the OB/GYN is willing to participate as a primary care provider. The plan shall not require more restrictive authorization criteria for OB/GYN primary care physicians than it has for non-OB/GYN primary care physicians. If the plan requires prior authorization for ancillary services, it may require that an OB/GYN obtain prior authorization for certain pregnancy-related ancillary services (such as non-stress-tests, ultrasounds), and amniocentesis.

         j. The plan is required to provide the most appropriate and highest level of quality care for pregnant members. Required care also includes the following:

                  1. PRENATAL CARE: Requirements include a pregnancy test and a nursing assessment with referrals to a physician, physician's assistant or nurse practitioner for comprehensive evaluation; case management through the gestational period according to the needs of the client; referrals and follow-up. The high medical risk diagnoses are listed in Appendix B of the Medicaid Physician Services Coverage and Limitations Handbook and REQUIRE DIRECT CARE BY THE PHYSICIAN.

                           The plan must schedule return or more frequent visits as the member's condition warrants, at least every four weeks until the 32nd week, every two weeks until the 36th week, and every week thereafter until delivery, unless the member's condition requires more frequent visits.

                           For members who fail to keep appointments, the plan must contact the members as soon as possible and arrange for their necessary and continued prenatal care. Members must be assisted if necessary in making delivery arrangements.

                           All pregnant women must be screened for tobacco use with provision of smoking cessation counseling and appropriate treatment as needed.

                  2. NUTRITION ASSESSMENT/COUNSELING: The plan shall ensure the provider provides nutrition assessment and counseling to all pregnant members. Nutrition assessment/counseling should include the provision of safe and adequate nutrition for infants by the protection and promotion of breastfeeding and by the proper use of breast milk substitutes. The plan should make a mid-level nutrition assessment. Individualized diet counseling and a nutrition care plan are to be provided by public health nutritionists, nurses or physicians following nutrition assessments. The nutrition care plan must be documented in the member's medical record by the person providing counseling.

              AHCA CONTRACT NO. FA522, ATTACHMENT I, PAGE 14 OF 166

July 2004                                                  Medicaid HMO Contract


                  3. OBSTETRICAL DELIVERY: The plan must develop and use generally accepted and approved protocols for both low risk and high risk deliveries which shall reflect the highest standards of the medical profession, including Healthy Start, prenatal screen specified in section B.4.h Florida's Healthy Start Prenatal Risk Screening, of this attachment, and ensure that its providers use such protocols. A preterm delivery risk assessment must be determined and documented in the member's medical record by the 28th week.

                           If the delivery is determined to be high risk, obstetrical care during labor and delivery must include preparation by all attendants of extraordinary symptomatic evaluation, progress through the final stages of labor and immediate postpartum care. The high medical risk diagnoses are listed in Appendix B of the Medicaid Physician Services Coverage and Limitations Handbook and require direct care by the physician.

                  4. NEWBORN CARE: The plan must ensure the provider provides for the highest level of care for the newborn beginning immediately after birth, which must include but is not limited to:

                           a) Instilling of a prophylaxis into each eye of the newborn in accordance with section
                                    383.04 F.S.

                           b)       Securing of a cord blood sample for
                                    laboratory testing for type Rh determination and direct Coombs test when the mother is Rh negative.

                           c)       Weighing and measuring of the newborn.

                           d)       Inspecting for abnormalities and/or
                                    complications.

                           e)       Administering of one half milligram of
                                    vitamin K.

                           f)       APGAR scoring.

                           g) Any other necessary and immediate need for referral and consultation from a specialty physician, such as the Healthy Start (postnatal) infant screen, as specified in section B.4.i., Florida's Healthy Start Infant (Postnatal), of this attachment.

                           h) NEWBORN HEARING SCREENINGS: All newborn and infant hearing screenings must be conducted by an audiologist licensed under Chapter 468, F.S.; a physician licensed under Chapter 458 or 459, F.S.; or an individual who has completed documented training specifically for newborn hearing screenings and who is directly or indirectly supervised by a licensed physician or licensed audiologist.

          5. POSTPARTUM CARE: Plans must provide a postpartum examination for the mother within six weeks after delivery. This visit shall include voluntary family planning, including a discussion of all methods of contraception, as appropriate. The plan shall ensure that eligible newborns be appropriately enrolled and that continuing care of the newborn be provided through the Child Health Check-Up program component.

10.8.11.2 HYSTERECTOMIES, STERILIZATIONS, AND ABORTIONS

          The plan must maintain a log of all hysterectomy, sterilization, and abortion procedures performed for plan members. The log must include, at a minimum, member name and identifying information and date and type of procedure.

10.8.12  PRESCRIBED DRUG SERVICES

          These services are defined as those products and services associated with the dispensing of medicinal drugs pursuant to a valid prescription as defined in chapter 465, F.S. (the "Florida Pharmacy Act"). This benefit

              AHCA CONTRACT NO. FA522, ATTACHMENT I, PAGE 15 OF 166

July 2004                                                  Medicaid HMO Contract

         generally includes all legend drugs dispensed to members in outpatient settings and includes patent or proprietary preparations as well. Covered drugs, injectables, food supplements and other prescribed drug services are described in the Prescribed Drugs Services Coverage, Limitations and Reimbursement Handbook. These services also include payment for Medicaid reimbursable psychotropic drugs. Policy requirements include:

         a. The plan shall make available those drugs and dosage forms currently covered by the Medicaid Program.

         b. The plan shall not arbitrarily deny or reduce the amount, duration, or scope of prescriptions solely because of the diagnosis, type of illness, or condition. The plan may place appropriate limits on prescriptions based on criteria such as medical necessity or for the purpose of utilization control, provided the services can reasonably be expected to achieve the purpose set forth in the State Plan. The plan may not place limits on prescription drugs listed in section 409.912, F.S., such as anti-psychotics, anti-depressants and HIV-specific anti-retrovirals.

         c. The plan's pharmacy benefit shall comply with all applicable federal and state laws. The plan shall submit for Agency review a description of its pharmacy benefit, including but not limited to its formulary and prior authorization process. This information must be submitted to the Agency within 30 days following the effective date of this contract and prior to any changes.

         d. The plan shall provide one course of twelve weeks duration or the manufacturer's recommendation per year of nicotine replacement therapy, either nicotine transdermal patches or nicotine gum, to members who are currently smoking and desire to quit smoking in accordance with the Medicaid Prescribed Drug Services Coverage, Limitations and Reimbursement Handbook.

         e. The plan shall comply with the settlement agreement for Hernandez, et. al. v. Medows, case number 02-20964 Civ-Gold/Simonton. The plan shall ensure that its enrollees are receiving the functional equivalent of those goods and services received by Medicaid fee-for-service recipients in accordance with the Hernandez settlement. Additionally, the plan shall maintain a log of all correspondence and communications from enrollees relating to the Ombudsman process. Plan enrollees are third party beneficiaries for this section of this contract.

         f. The plan shall conduct surveys of participating plan pharmacies for compliance with the Hernandez settlement and this contract. The plan shall document these surveys and maintain the survey documents and site visit results for at least five years.

         g. The plan shall provide name brand drugs in compliance with Florida law. The plan shall reimburse a pharmacy for the cost of a multi-source brand drug if the prescriber writes in his or her own handwriting on the valid prescription that the drug is medically necessary (and otherwise complies with F.S. 465.025) and the prescriber submits a form to the plan. The form shall be the functional equivalent of the F.D.A. MedWatch form. The form will require the prescriber to confirm in writing that an individual patient has had an adverse reaction to a generic drug or has had, in his or her medical opinion, better medical results when taking the brand name drug.

10.8.13  THERAPY SERVICES

         Medicaid therapy services provide physical, speech-language (including augmentative and alternative communication systems), occupational and respiratory therapies. Medicaid pays only for therapy services that are medically necessary for the provision of therapy evaluations and individual therapy treatment. Medicaid therapy services are limited to children and young people who are under the age of 21 as specified in the Therapy Services Coverage and Limitations Handbook. In addition, adults are covered for physical and respiratory therapy services under the outpatient hospital services program as specified in the Medicaid Hospital Services Coverage and Limitations Handbook. Policy requirements include:

              AHCA CONTRACT NO. FA522, ATTACHMENT I, PAGE 16 OF 166

July 2004                                                  Medicaid HMO Contract

         a. Members must be referred to appropriate service providers for further assessment and treatment of conditions.

         b. Members must be offered scheduling assistance in making treatment appointments and obtaining transportation.

         c. This service includes the maintenance of a coordinated system to follow the member through the entire range of screening and treatment.

         d. The Agency shall reimburse schools participating in the certified school match program pursuant to sections 236.0812 and 409.908, F.S., for school-based therapy services rendered to members in accordance with section 20.8.10, Certified School Match Program.

         e. The provision of school-based therapy services to a plan member is not a replacement, substitution, or fulfillment of a service prescription or doctors' orders for therapy services external to this plan.

10.8.14  TRANSPORTATION SERVICES (OPTIONAL)

         These services are the arrangement and provision of an appropriate mode of transportation for members to receive necessary medical care services. Types of transportation services include: ambulance, non-emergency medical vehicles, public and private transportation vehicles and air ambulances as specified in the Medicaid Transportation Services Coverage and Limitations Handbook. Policy requirements include:

         a. The plan must assure that providers of transportation are appropriately licensed and insured in accordance with the provisions of the Medicaid Transportation Services Coverage and Limitations Handbook.

         b. The plan must provide transportation for its members seeking necessary Medicaid services whether or not those services are covered under terms of this contract.

         c. The plan is not required to follow the requirements of the Commission for the Transportation Disadvantaged or the Transportation Coordinating Boards as set forth in chapter 427, Florida Statutes.

         d. The plan will be responsible for the cost of transporting a member from a non-participating facility or hospital to a participating facility or hospital if the reason for transport is solely for the plan's convenience, regardless of whether the plan covers Medicaid transportation services.

10.8.15  VISUAL SERVICES

         These services include a visual examination; the fitting, dispensing, and adjustment of eyeglasses; follow-up examinations, and contact lenses as specified in the Medicaid Visual and Optometric Services Coverage and Limitations Handbooks. Examinations for eye diseases and treatment are part of the physician and optometric services programs. Lenses must meet American National Standards Institute (ANSI) standards. Eyeglasses are available through Prison Rehabilitative Industries and Diversified Enterprise (PRIDE) if available at lower prices for comparable quality than those charged by the Division of Corrections optical laboratory. An abbreviated list of products/services available from PRIDE may be obtained by contacting PRIDE's Tallahassee branch office at (850) 487-3774 or Suncom 277-3774.

10.9     QUALITY AND BENEFIT ENHANCEMENTS

         In addition to those covered services specified in this section, the plan shall offer those quality and benefit enhancements to enrolled Medicaid beneficiaries as specified below. Quality and benefit enhancements shall be offered in community settings that are accessible to members. The plan shall inform members and providers of the quality and benefit enhancement programs, and how to access those services, through the member and provider handbooks. The plan shall develop and maintain written policies and procedures to implement these enhancements. Annual training of providers that is sponsored by multiple plans shall meet

              AHCA CONTRACT NO. FA522, ATTACHMENT I, PAGE 17 OF 166

July 2004                                                  Medicaid HMO Contract

          the provider training requirements for the programs listed below provided that the plan is a co-sponsor of the training. The plan is encouraged to actively collaborate with community agencies and organizations, including county health departments, local Early Intervention Programs, Healthy Start Coalitions, and local school districts in offering these services. If the plan involves the member in existing community programs for purposes of meeting the quality and benefit enhancements requirements, the plan is encouraged to document referrals and follow-up on the member's receipt of services from the community provider.

          CHILDREN'S PROGRAMS: The plan shall provide regular general wellness programs targeted specifically towards plan members from birth to the age of five or the plan shall make a good faith effort to involve members in existing community children's programs. Programs shall promote increased utilization of prevention and early intervention services for at risk families with children in the target population. The plan shall pay for services recommended by the Early Intervention Program when they are covered services and medically necessary. The plan shall offer annual training for providers that promotes proper nutrition, breastfeeding, immunizations, CHCUP, wellness, prevention and early intervention services.

          DOMESTIC VIOLENCE: The plan shall have primary care physicians screen members for signs of domestic violence, and shall offer referral services to applicable domestic violence prevention community agencies.

          PREGNANCY PREVENTION: Regularly scheduled pregnancy prevention programs shall be conducted by the plan or the plan shall make a good faith effort to involve members in existing community pregnancy prevention programs, such as the Abstinence Education Program. The programs shall be targeted towards teen members, but shall be open to all members, regardless of age, gender, pregnancy status or parental consent.

          PRENATAL/POSTPARTUM PREGNANCY PROGRAMS: The plan shall provide regular home visits, conducted by a home health nurse or aide, and counseling and educational materials to pregnant members and postpartum members who are not in compliance with the plan's prenatal and postpartum programs. The plan shall coordinate with the Healthy Start care coordinator to prevent duplication of services.

          SMOKING CESSATION: Regularly scheduled smoking cessation programs shall be conducted by the plan as an option for all plan members or the plan shall make a good faith effort to involve members in existing community smoking cessation programs. Members shall also have access to smoking cessation counseling. The plan shall provide primary care physicians with the Quick Reference Guide, a distilled version of the Public Health Service-sponsored Clinical Practice Guideline, Treating Tobacco Use and Dependence, to assist in identifying tobacco users and supporting and delivering effective smoking cessation interventions. Copies of this guide may be obtained by contacting the DHHS, Agency for Health Care Research and Quality (AHR) Publications Clearinghouse, at 1-800-358-9295 or write to P.O. Box 8547, Silver Spring, MD 20907.

          SUBSTANCE ABUSE: The plan shall have primary care physicians screen members for signs of substance abuse as part of prevention evaluation at the following times and in the following circumstances: initial contact with a new enrollee; routine physical examination; initial prenatal contact; when the enrollee evidences serious overutilization of medical, surgical, trauma, or emergency services; and when documentation of emergency room visit suggests need. Targeted members shall be asked to attend community or plan sponsored substance abuse programs. The plan shall offer substance abuse screening training to its providers on an annual basis. The plan is encouraged to use the Florida Supplement to the American Society of Addictions Medicine Patient Placement Criteria for coordination and treatment of substance-related disorders with substance abuse providers.

10.10     INCENTIVE PROGRAMS

          The plan may offer incentives for members to receive preventive care services. The plan shall receive written approval from the Agency prior to the use of any special incentive items for members. Any incentive program offered must be provided to all eligible individuals and will not be used to direct individuals to select providers. Additionally, any limitations and requirements below apply to all incentive programs.

           AHCA CONTRACT NO. FA522, ATTACHMENT I, PAGE 18 OF 166 AHCA Form

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July 2004                                                  Medicaid HMO Contract

          a. Services which are eligible for incentive programs include CHCUP, immunizations, adult health screenings, family planning, prenatal care, smoking/tobacco cessation, preventive health classes, health education for management of chronic conditions, education in appropriate use of plan services and adolescent/teen good citizen sessions. All incentive programs must be approved, in writing, by the Agency prior to use.

          b. Incentives must have some health or child development related function (e.g., clothing, food, books, safety devices, infant care items, magazine subscriptions to publications which devote at least 10 percent of their copy and ads to health related subjects, membership in clubs advocating educational advancement and healthy lifestyles, etc.). Incentive dollar values must be in proportion to the importance of the health service to be utilized (e.g., a tee-shirt for attending one prenatal class but a car seat for completion of a series of classes).

          c. Incentives shall be limited to a dollar value of $10, except in the case of incentives for the completion of a series of services, health education, classes, or other educational activities, in which case the incentive shall be limited to a dollar value of $50. A special exception to the dollar value shall be made for infant car seats, strollers, and cloth baby carriers or slings. Funds spent on transportation of members to services or childcare provided during the provision of services shall not be included in the dollar limits on incentives to use services.

          d. The plan may offer an Agency-approved program for pregnant women in order to encourage the commencement of prenatal care visits in the first trimester of pregnancy and successful completion of prenatal and post-partum care to promote early intervention and prenatal care to decrease infant mortality and low birth weight and to enhance healthy birth outcomes. The program may include the provision of maternity and health related items and education as an incentive. The request for approval must contain a detailed description of the program and its mission.

10.11 BEHAVIORAL HEALTH CARE

          The plan shall provide medically necessary behavioral health care services pursuant to this section and section 10.1, General, for all members once it has demonstrated its ability to provide such services. The plan shall demonstrate its ability by the following: submittal of a behavioral health services implementation plan that shall be submitted to the Agency, and through an Agency conducted on-site survey. See section 60.3 for behavioral health reporting requirements.

          All provisions in the Medicaid HMO contract that are not in conflict with this section are still in effect and are to be performed at the levels specified in the contract. Where there is a conflict, the requirements in section 10.11, Behavioral Health Care, prevail.

10.11.1   SERVICE REQUIREMENTS (BEHAVIORAL HEALTH)

          The plan shall provide a full range of behavioral health care service categories authorized under the State Medicaid Plan; sections 2.2, 2.3 and 2.5 of the Area specific Prepaid Mental Health Plan (PMHP) requests for proposals (RFP) will apply to the respective Area members.

          The plan shall comply with the Mental Health Targeted Case Management Coverage and Limitations Handbook, the Community Mental Health Services Coverage and Limitations Handbook, and specific service requirements as described in the general service requirements of the PMHP RFP specific to the Medicaid Area except as provided below:

          The plan shall continue to provide Prescribed Drug Services in accordance with section 10.8.12 of this contract.

          The plan shall continue to provide outpatient medical services in accordance with section 10.8.8.2 of this contract.

           AHCA CONTRACT NO. FA522, ATTACHMENT I, PAGE 19 OF 166

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July 2004                                                  Medicaid HMO Contract

          During the contract period the plan will work in conjunction with the Managed Mental Health Care Advisory Group, Prepaid Providers, and Behavioral Health Providers to establish clubhouse services in each AHCA area.

          In addition to the above requirements, the plan shall also adhere to the requirements specified below.

          a. Community Treatment of Patients Discharged from State Mental Hospitals

               The plan shall provide medically necessary behavioral health services to members who have been discharged from any state mental hospital. The plan of care shall be aimed at encouraging the members to achieve a high quality of life while living in the community in the least restrictive environment which is medically appropriate; and reducing the likelihood that these members shall be readmitted to a state mental hospital.

          b.   Evaluation and Treatment Services for Enrolled Children

               The plan shall provide the medically necessary evaluation and treatment services for children referred by DCF, DJJ, and by the elementary, middle and secondary schools.

               The plan shall establish medically necessary children's services in such a way as to minimize disruption of services available to high-risk populations currently served by DCF (e.g., children in delinquent programs, and other in-reach initiatives in schools and housing projects). The plan shall promptly evaluate, provide psychological testing to, and serve children (including delinquent and dependent children) referred by the department in accordance with medical necessity, and within the time limits specified in e. below.

               The plan shall provide court-ordered evaluation and treatment required for children who are members pursuant to the specifications in the Medicaid Community Mental Health Services Coverage and Limitations Handbook.

               For any child receiving services through the plan, the plan must participate in all DCF or school staffing that may result in the provision of services for which the plan is responsible. The plan shall refer children to DCF when residential treatment is medically necessary. The plan shall not be responsible for providing any residential treatment for children enrolled in the plan. Placement shall be coordinated with the appropriate DCF ADM or DJJ district program office.

               The plan's case management of children in the plan is to include involvement of persons, schools, programs, networks and agencies that figure importantly in the child's life. The plan shall make determinations about care based on a comprehensive evaluation, consultation from the above parties, as indicated, and appropriate protocols for admission and retention. The Agency shall monitor services for adequacy and conformity with agreements.

          c. Psychiatric Evaluations for Members Applying for Nursing Home Admission

               The plan shall, upon request from the Alcohol, Drug Abuse and Mental Health District (ADM) Offices, promptly arrange for and authorize psychiatric evaluations for members applying for admission to a nursing facility pursuant to OBRA 1987, and who, on the basis of a screening conducted by CARES workers, are thought to need mental health treatment. The examination shall be adequate to determine the need for "specialized treatment" under the Act. State regulations have been interpreted by the state to permit any "mental health professional" defined under section 394.455, F.S., to make the observations preparatory to the evaluation, although a psychiatrist must sign such evaluations. The plan shall not be responsible for annual resident reviews or for providing services as a result of a Pre-admission Screening Assessment Annual Resident Review (PASSAR) evaluation.

          d. The plan shall operate, as part of its crisis support/emergency services, a 24 hours a day, seven days a week, crisis emergency hot-line to be available to all members.

           AHCA CONTRACT NO. FA522, ATTACHMENT I, PAGE 20 OF 166

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July 2004                                                  Medicaid HMO Contract

          e. The plan shall adhere to the minimum staffing, availability, and access standards described in the minimum access and staffing standards, of the Medicaid PMHPs RFPs except for the following provisions: For a rural county, the Agency may waive the requirement, in writing, that at least one board certified adult psychiatrist and at least one board certified child psychiatrist, or one who meets all education and training criteria for board certification, are available within thirty minutes typical travel time of all enrolled beneficiaries if a provider with this experience is not available.

          f. For all members meeting the criteria for mental health targeted case management as specified in the Medicaid Targeted Case Management Services Coverage and Limitations Handbook, the plan shall adhere to the staffing ratio of at least 1 FTE behavioral health care case manager per 20 children, and at least 1 FTE behavioral care case manager per 40 adults. Direct service behavioral health care providers shall not be counted as behavioral health care case managers.

10.11.2   NON COVERED SERVICES (BEHAVIORAL HEALTH)

          If the plan determines the need for behavioral health services not covered under the contract, the plan shall refer the member to the appropriate service provider. The plan may request the assistance of the Medicaid Field Office or the DCF Districts' ADM offices for referral to the appropriate service setting.

          Long term care institutional services of a nursing home, an institution for persons with developmental disabilities, specialized therapeutic foster care, children's residential treatment services, or state hospital services are not covered. For members requiring those services, the plan shall consult the Medicaid Field Office and/or the Districts' DCF ADM offices to identify appropriate methods of assessment and referral. The plan is responsible for transition and referral to appropriate service providers. Members receiving those services shall be disenrolled from the plan.

10.11.3   CARE COORDINATION AND MANAGEMENT (BEHAVIORAL HEALTH)

          The plan shall be responsible for the coordination and management of behavioral health care and continuity of care for all enrolled Medicaid beneficiaries through the following minimum functions:

          a. Contacting each new member to authorize the release of their clinical records within 30 days of enrollment and for current members within 5 days after their first behavioral health service provision. The plan shall then request the clinical records from the previous behavioral health care providers.

          b. Minimizing disruption to the member as a result of any change in service provider or behavioral health care case manager occurring as a result of this contract. For current members, upon implementation of this attachment, and for new members, thereafter, who have been receiving behavioral health care services, the plan shall continue to authorize and pay valid claims for services until the plan has reviewed the member's treatment plan and developed and implemented an appropriate written transition plan. However, if the previous treating provider is unable to allow the plan access to the member's clinical record because the member refuses to release the medical record, then the plan shall be responsible for up to four sessions of individual or group therapy, or one psychiatric medical session, or two one-hour Intensive Therapeutic On Site or Home and Community Based Rehabilitative Sessions, or six days of Day Treatment Services.

          c. Documenting in behavioral clinical records all member emergency behavioral encounters and appropriate follow-up and, where medical in nature, in the primary care physician's medical record.

          d. Documenting all referral services in the members' behavioral clinical records.

          e. Monitoring members admitted to state mental health institutions as follows: the plan shall participate in discharge planning and community placement of members who are being discharged within sixty days of losing their plan enrollment due to state institutionalization. The Agency may sanction the plan for any inappropriate over-utilization of state mental hospital services for its members.

           AHCA CONTRACT NO. FA522, ATTACHMENT I, PAGE 21 OF 166

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July 2004                                                  Medicaid HMO Contract

          f. Coordinating hospital and/or institutional discharge planning for psychiatric admissions and substance abuse detoxification that includes appropriate post-discharge care.

          g. Providing appropriate referral of the member for non-covered services to the appropriate service setting, and requesting referral assistance, as needed, from the Medicaid Field Office. The plan is encouraged to use the Florida Supplement to the American Society of Addictions Medicine Patient Placement Criteria for coordination and treatment of substance-related disorders with substance abuse providers. Coordination of care with community-based substance abuse agencies shall be included in protocols developed for continuity of care practices for enrollees with dual diagnoses of mental illnesses and substance abuse or dependency.

          h. Entering, prior to commencement of services, into agreements with agencies funded pursuant to chapter 394, Part IV, F.S., that shall not be a part of the plan's provider network, regarding coordination of care and treatment of members jointly or sequentially served. A listing of these agencies is available at the Medicaid Office. These agreements shall be approved by the Agency. The plan shall be released from this requirement by the Agency if good faith efforts are made by the plan and no agreement is consummated.

          i. Providing court ordered mental health evaluations for its members. The plan shall also provide expert mental health testimony for its enrolled beneficiaries.

          j. Providing appropriate screening, assessment, crisis intervention and support for members who are in the care and custody of the state pursuant to the specifications indicated in the Medicaid Community Mental Health Services Coverage and Limitations Handbook.

          k. Requesting current behavioral health provider information from all new members upon enrollment. The plan shall solicit these current providers to enroll in the plan's provider network. The plan may request in writing that the Agency grant an exemption for the plan from soliciting a specific provider on a case-by-case basis.

          l. Providing, upon an Assisted Living Facility's (ALF) request, the plan's procedures for the ALF to follow should an emergent condition arise with one of its members that reside in an ALF, as specified in section 409.912, F.S.

          m. The plan shall participate, as requested by the DCF district administrators, in each DCF district's ADM planning process pursuant to chapter 394.75, F.S.

10.11.4   BEHAVIORAL CLINICAL RECORD REQUIREMENT (BEHAVIORAL HEALTH)

          The plan shall maintain a behavioral clinical record for each member under this contract. The record shall include documentation sufficient to disclose the quality, quantity, appropriateness and timeliness of services performed under this contract. Each member's record must be legible and maintained in detail consistent with good clinical and professional practice which facilitates effective internal and external peer review, medical audit, and adequate follow-up treatment. Identification of the physician or other service provider, date of service, the units of service and type of service must be clearly evident for each service provided.

10.11.5   FUNCTIONAL ASSESSMENTS (BEHAVIORAL HEALTH)

          The plan shall ensure its providers administer functional assessments using the Functional Assessment Rating Scales (FARS) (for persons over age 18) and Child Functional Rating Scale (CFARS) (for persons age 18 and under). The plan shall ensure the provider administers and maintains the FARS and CFARS for beneficiaries of behavioral health care services and upon termination of providing such services. Additionally, the plan must evaluate these data and report outcome measures to the Agency on an annual basis by August 15.

           AHCA CONTRACT NO. FA522, ATTACHMENT I, PAGE 22 OF 166

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July 2004                                                  Medicaid HMO Contract

10.11.6   OUT-OF-PLAN USE (BEHAVIORAL HEALTH)

          The provisions of the Medicaid service requirements of the current Medicaid Areas PMHP RFPs govern the payment of emergency behavioral health services within the contract service area. However, the out-of-area, non-contract provider must notify the plan within 24 hours of the member presenting for emergency behavioral health services that the member has come to the non-contract provider for treatment. In cases in which the member has no identification, or is unable to verbally identify himself when presenting for services, the provider must notify the plan within 24 hours of learning the member's identity. The provider must also provide clinical records to the plan that document that the identity of the member could not be ascertained due to the member's condition.

          If the non-contract provider fails to provide the plan with an accounting of the member's presence and status within 24 hours after the member presents for treatment and provides identification, the plan shall be obligated to pay only for the time period required for emergency services, as documented by the patient's clinical record.

          The plan must review and approve or disapprove out-of-plan emergency mental health service claims based on the definition of emergency (behavioral health) services specified in section 100.0, Glossary, within the time frames specified for emergency claims payment in section 20.10, Emergency Care Requirements, of this contract.

          The plan must submit to the Agency for review and final determination denied appeals from providers for denied emergency behavioral health service claims. Such denied appeals must be submitted within ten days after the plan has made final appeal determination. The plan must pay within 35 days previously denied emergency mental health service claims if the decision by the Agency is to honor the claim. The 35-day period begins when notification of the final decision from the Agency is received by the plan.

          The plan must evaluate and authorize or deny payment for care for members presenting at non-plan receiving facilities (that are not crisis stabilization units) within the contract service area for involuntary examination within three hours of being notified by phone by the receiving facility. The receiving facility at which the member presents must notify the plan within four hours of the member presenting that the member has come to the receiving facility for treatment. If the receiving facility fails to provide the plan with an accounting of the member's presence and status within four hours, the plan shall be obligated to pay only for the first four hours of the enrollee's treatment, subject to medical necessity.

          If the receiving facility is a non-plan receiving facility and documents in the clinical record that it is unable (after good faith effort) to identify the patient as a plan member and, therefore, fails to notify the plan of the member's presence, the plan shall be obligated to pay for medical stabilization lasting no more than three days from the date the member presented at the receiving facility, as documented by the patient's medical record and subject to medical necessity, unless there is irrefutable evidence in the clinical record that a longer period was required.

          Refer to the provisions of section 20.9, Out-of-plan Use of Non Emergency Services.

10.11.7   OUTREACH REQUIREMENTS (BEHAVIORAL HEALTH)

          At a minimum, the plan shall have an outreach plan that is designed to encourage members to seek behavioral health care assistance with the plan when assistance is perceived to be needed. In addition, the outreach plan shall provide for the following:

          a. Outreach communications that are written at the fourth grade reading level.

          b. Outreach communications that are written in a language spoken by the member.

          c. The plan shall develop and implement a program designed to assist primary care providers in the identification and management of clinical depression.

           AHCA CONTRACT NO. FA522, ATTACHMENT I, PAGE 23 OF 166

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July 2004                                                  Medicaid HMO Contract

10.11.8   QUALITY IMPROVEMENT REQUIREMENTS (BEHAVIORAL HEALTH)

          The plan's quality improvement program shall include a behavioral health component in order to monitor and assure that behavioral health services provided are sufficient in quantity, of acceptable quality, and meet the needs of the enrolled population. Specifically, treatment plans must identify reasonable and appropriate objectives, planned services that are appropriate to meet the identified objective, and retrospective reviews that must confirm that the care provided and its outcomes were consistent with approved treatment plans and appropriate for the members' needs.

          In determining if behavioral health care is acceptable under current standards, the plan shall perform the following:

          a. A quarterly review of a random selection of 10 percent or 50 member records, whichever is fewer, of members who have received behavioral health care services during the previous quarter.

          b. Review elements for these reviews shall include management of specific diagnoses, appropriateness and timeliness of care, comprehensiveness of and compliance with the plan of care, and evidence of special screening for high-risk individuals or conditions.

          The plan shall send representation to the local advisory groups that convene quarterly and report to the Agency on behavioral health advocacy and programmatic concerns. These groups shall provide technical and policy advice to the Agency regarding prepaid behavioral health care.

10.11.9   ADMINISTRATIVE STAFF REQUIREMENTS (BEHAVIORAL HEALTH)

          The plan must identify a plan staff person with oversight responsibility for the behavioral health services required in this section and to act as liaison to the Agency.

          The plan's medical director shall appoint a board certified or board eligible psychiatrist to oversee the proper provision of covered behavioral health services to members. This appointment may be to a subcontractor of the plan.

          The Agency shall review and approve the plan's staff and subcontracted behavioral health care providers in order to determine the plan's compliance with the requirements of section 20.5, Licensure of Staff, of this contract, prior to the plan's expansion.

10.11.10  BEHAVIORAL HEALTH SUBCONTRACTS

          If the plan subcontracts with a Managed Behavioral Health Organization
          (MBHO) for the provision of services stipulated in this section, the MBHO shall be accredited by one of the recognized national accreditation organizations.

          The plan must submit model subcontracts for each behavioral health specialist type or facility for Agency approval.

          All subcontracts must adhere to the requirements set forth in this contract, section 70.18, Subcontracts.

10.11.11  MANAGEMENT INFORMATION SYSTEM (BEHAVIORAL HEALTH)

          The plan shall perform the following management information system functions:

          a. Maintain member behavioral health service, utilization, and expenditure profiles, and current and historical data with beginning and ending dates.

           AHCA CONTRACT NO. FA522, ATTACHMENT I, PAGE 24 OF 166

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July 2004                                                  Medicaid HMO Contract

          b. Maintain data documenting behavioral health service utilization by service, (including procedure code), encounter or claim information, date of service per encounter/claim, beneficiary Medicaid ID number, diagnosis, designated groups of beneficiaries, and providers.

          c. Maintain data documenting behavioral health management, administrative, and service costs.

          d. Maintain data sufficient to document behavioral health services authorized but not yet claimed by direct service provider and by member.

          e.   Maintain critical incident data.

          f. Maintain clinical and functional member behavioral health outcomes data.

10.11.12  MONITORING (BEHAVIORAL HEALTH)

          Upon implementation, the Agency shall periodically monitor the behavioral health operation of the plan for compliance with the provisions of the contract and applicable federal and state laws and regulations. Such monitoring activities shall include, but are not limited to, inspection of plan's facilities; review of mental health staffing patterns and ratios; audit and/or review of all records developed under this behavioral health benefit, including clinical and financial records; review of management information systems and procedures developed under the contract, including appropriate procedures for Clozaril prescription refills; desk audits of information and behavioral health outreach provided by the plan; and review of any other areas or materials relevant to or pertaining to the behavioral health benefit.

          The Agency shall conduct an annual behavioral health clinical audit of the plan requiring management data be identified and collected for use by medical audit personnel. Data collected must include information on the use of behavioral health services and reasons for enrollment and termination.

10.12 FRAIL/ELDERLY PROGRAM (EXPANDED SERVICE)

          The Frail Elderly program is defined in Exhibit 110.4

           AHCA CONTRACT NO. FA522, ATTACHMENT I, PAGE 25 OF 166
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July 2004                                                  Medicaid HMO Contract

20.0      SCOPE OF WORK

20.1      AVAILABILITY/ACCESSIBILITY OF SERVICES

          The plan shall make available and accessible facilities, service locations, service sites, and personnel sufficient to provide the covered services. In accordance with section 1932(b)(7) of the Social Security Act (as enacted by section 4704(a) of the Balanced Budget Act of 1997), the plan shall provide the Agency with adequate assurances that the plan, with respect to a service area, has the capacity to serve the expected enrollment in such service area, including assurances that the plan: offers an appropriate range of services and access to preventive and primary care services for the populations expected to be enrolled in such service area; and maintains a sufficient number, mix, and geographic distribution of providers of services. Emergency medical care as required by this agreement shall be available on a 24 hours a day, seven days a week basis. The plan must assure that primary care physician services and referrals to specialty physicians are available on a timely basis, to comply with the following standards: urgent care - within one day; routine sick patient care - within one week; and well care - within one month. Each medical or osteopathic provider shall maintain hospital privileges if hospital privileges are required for the performance of plan services. This does not preclude the provider from using admitting panels to comply with this section. The plan shall have telephone call policies and procedures that shall include requirements for call response times, maximum hold times, and maximum abandonment rates.

          Primary care physicians and hospital services must be available within 30 minutes typical travel time, and specialty physicians and ancillary services must be within 60 minutes typical travel time from the member's residence. For rural areas, if the plan is unable to contract with specialty or ancillary providers who are within the typical travel time requirements, the Agency may waive, in writing, these requirements.

          If the plan is unable to provide medically necessary services covered under the contract to a particular beneficiary, the plan must adequately and timely cover these services outside of the network for the beneficiary for as long as the plan is unable to provide them.

          The plan must require out-of-network providers to coordinate with respect to payment and must ensure that cost to the beneficiary is no greater than it would be if the covered services were furnished within the network.

          The plan must allow each enrollee to choose his or her health care professional, as defined in section 100.0, Glossary, to the extent possible and appropriate.

          Each plan shall provide the Agency with documentation of compliance with access requirements no less frequently than the following:

          a    At the time it enters into a contract with the Agency.

          b. At any time there has been a significant change in the plan's operations that would affect adequate capacity and services, including but not limited to:

               1. Changes in plan services, benefits, geographic service area, or payments.

               2.   Enrollment of a new population in the plan.

20.2      MINIMUM STANDARDS

          Plans shall provide the following:

          a. At least one FTE primary care physician, per county, representing at least each of these specialties: family practice, pediatrics, and internal medicine. The plan must ensure primary care physicians sufficient to ensure adequate accessibility to all primary care services for all enrolled beneficiaries at all ages.

              AHCA CONTRACT NO. FA522, ATTACHMENT I, PAGE 26 OF 166

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July 2004                                                  Medicaid HMO Contract

          b. One FTE primary care physician per l,500 HMO members for contracted physicians. The ratio may be increased by 750 members for each FTE advanced registered nurse practitioner or FTE physician assistant affiliated with the physician or staff physician as a provider in the practice.

          c. One fully accredited general acute care hospital. The Agency may waive, in writing, the accreditation requirement in rural areas.

          d. One birth delivery facility licensed under chapter 383, F.S., or a hospital with birth delivery facilities licensed under chapter
               395. The delivery facility may be part of a hospital or a freestanding facility.

          e.   One licensed pharmacy per 2,500 members.

          f. A birthing center licensed under chapter 383, F.S., that is accessible to low risk patients. The Agency may waive, in writing, this requirement if the plan cannot reach an agreement with those centers within reasonable travel time for a rate no greater than the Medicaid rate for those centers.

          g. A designated emergency services facility, within 30 minutes typical travel time, providing care on a 24 hours a day, seven days a week basis. Such designated emergency service facility shall have one or more physicians and one or more nurses on duty in the facility at all times. The Agency may waive, in writing, the travel time requirement in rural areas.

          h. At least one pediatrician or one county health department, a federally qualified health center or a rural health clinic within 30 minutes of typical travel time, providing care or coverage on a 24 hours a day, 7 days a week basis. The Agency may waive this requirement in writing for rural areas and where there are no pediatricians, county health departments, federally qualified health centers, or rural health clinics within typical travel time.

          i    Facilities with access for persons with disabilities.

          j Adequate space, supplies, good sanitation, smoke free, fire and safety procedures in operation.

          k    Specialists as required in section 20.7, Specialty Coverage.

          Pursuant to section 4707(a) of the Balanced Budget Act of 1997 and upon development by the federal government, the plan must require each physician who provides Medicaid services to have a unique identifier in accordance with the system established under section 1173(b) of the Social Security Act.

          Pursuant to section 409.9122, F.S., the plan shall at least annually review each primary care physician's active patient load and shall ensure that additional Medicaid recipients are not assigned to physicians that have a total active patient load of more than 3,000 patients. As used in this paragraph, the term "active patient" means a patient who is seen by the same primary care physician, or by a physician assistant or advanced nurse practitioner under the supervision of the primary care physician, at least three times within a calendar year.

          Pursuant to section 409.9122, F.S., each primary care physician shall annually certify to the plan whether or not his or her patient load exceeds the limits established under this paragraph and the plan shall accept such certification on face value as compliance with this paragraph. The Agency shall accept the plan's representations that it is in compliance with this paragraph based on the certification of its primary care physician, unless the Agency has an objective indication that access to primary care is being compromised, such as receiving complaints or grievances relating to access to care. If the Agency determines that an objective indication exists that access to primary care is being compromised, it may verify the patient load certifications submitted by the plan's primary care physicians and that the plan is not assigning Medicaid beneficiaries to primary care physicians who have an active patient load of more than 3,000 patients.

              AHCA CONTRACT NO. FA522, ATTACHMENT I, PAGE 27 OF 166

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July 2004                                                 Medicaid HMO Contract

20.3      ADMINISTRATION AND MANAGEMENT

          The plan's governing body shall set policy and has overall responsibility for the organization. The plan shall be responsible for the administration and management of all aspects of this contract. Pursuant to 42 CFR 438.210(b)(2), the plan is responsible for ensuring consistent application of review criteria for authorization decisions and consulting with the requesting provider when appropriate. Any delegation of activities does not relieve the plan of this responsibility. This includes all subcontracts, employees, agents and anyone acting for or on behalf of the plan. The plan must have written policies and procedures for selection and retention of providers. These policies and procedures must not discriminate against particular providers that serve high-risk populations or specialize in conditions that require costly treatments.

          a. If the plan delegates claims adjudication functions to a third party administrator (TPA), the TPA must be licensed to do business as a TPA in the state of Florida.

          b. The relationship between management personnel and the governing body shall be set forth in writing, including each person's authority, responsibilities, function, and position descriptions for key personnel.

          c. If any function of the administration or management of the plan is delegated to another entity, the plan shall:

               1. Adhere to all requirements set forth in section 70.18, Subcontracts, in relation to the delegated entity and any further subcontractors;

               2. Notify the Agency within 10 working days after such functions are delegated (full or partial delegation), specify what functions are delegated, identify the plan staff who is/are responsible for the monitoring of the delegated functions, and define how the plan will routinely monitor such functions. Additionally, the plan shall submit a list of all entities to which the plan has delegated any functions, including addresses and phone numbers.

          d. If any service authorization function is delegated to another entity, the plan shall ensure that such entity's service authorization system(s) provide for the following as specified in the plan's policies and procedures:

               Timely authorizations;

               Effective dates for the authorization, if appropriate; and

               Written confirmation of adverse determination to the provider and the subscriber as described in section 641.51 F.S.

          e. Any delegation of service authorization, claims payment and/or member services shall include a requirement that the provider and any further subcontractor adhere to the plan's telephone requirements for call response times, maximum hold times and maximum abandonment rates.

          f. Pursuant to 42 CFR 438.236(b), the plan shall adopt practice guidelines that meet the following requirements:

               Are based on valid and reliable clinical evidence or a consensus of health care professionals in the particular field;

               Consider the needs of the enrollees.

               Are adopted in consultation with contracting health care professionals.

               Are reviewed and updated periodically as appropriate.

             AHCA CONTRACT NO. FA522, ATTACHMENT I, PAGE 28 OF 166

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July 2004                                                  Medicaid HMO Contract

               The plan shall disseminate the guidelines to all affected providers and, upon request, to enrollees and potential enrollees. The decisions for utilization management, enrollee education, coverage of services, and other areas to which the guidelines apply shall be consistent with the guidelines.

20.4      STAFF REQUIREMENTS

          The staffing for the HMO developed under this contract must be capable of fulfilling all contractual requirements. The minimum staff requirements are as follows:

          a. A full-time administrator specifically identified to administer the day-to-day business activities of the contract. This person cannot be designated to any other position in this subsection.

          b. Sufficient medical and professional support staff to conduct daily business in an orderly manner, including having member services staff directly available during business hours for membership services consultation, as determined through management and medical reviews. The plan shall maintain sufficient medical staff available 24 hours per day to handle emergency care inquiries. The plan shall be required to maintain sufficient medical staff during non-business hours unless the plan's computer system auto-approves all emergency service claims related to screening and treatment.

          c. A full-time, licensed physician to serve as medical director to oversee and be responsible for the proper provision of covered services to members. The plan's medical director shall be licensed in accordance with chapter 458 or 459, F.S.

          d. A designated person, qualified by training and experience, to ensure subcontractors' compliance with the medical records requirements as described in section 20.13 of this contract. This person shall maintain medical record standards and conduct medical record reviews according to section 20.14. If the plan is a staff model HMO, the plan shall designate a person to oversee its medical record systems.

          e. A person trained and experienced in data processing and data reporting as required to ensure that computer system reports that are provided to the Agency are accurate, and that computer systems operate in an accurate and timely manner.

          f. A designated person, qualified by training and experience, to be responsible for the plan's marketing responsibilities if the plan engages in preenrollment activities.

          g. A designated person, qualified by training and experience, in quality improvement.

          h. A designated person, qualified by training and experience, to be responsible for the plan's utilization management program.

          i. A designated person, qualified by training and experience, in the processing and resolution of appeals and grievances, to be responsible for the grievance system.

          j. A designated person qualified by training and experience, to investigate fraudulent claims by providers pursuant to sections 641.3915, 626.9891, and 626.989, F.S.

          k. Sufficient case management staff, qualified by training and experience, to conduct case management as defined in section 100.0, Glossary.

20.4.1    FRAUD PREVENTION POLICIES AND PROCEDURES

          The plan shall develop and maintain written policies and procedures for fraud prevention which contain the following:

          a. A comprehensive employee training program to investigate potential fraud.

             AHCA CONTRACT NO. FA522, ATTACHMENT I, PAGE 29 OF 166

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July 2004                                                  Medicaid HMO Contract

          b.   A review process for claims which shall include:

               1. review of providers who consistently demonstrate a pattern of encounter or service reports that did not occur;

               2. review of providers who consistently demonstrate a pattern of overstated reports or up-coded levels of service;

               3. review of providers who altered, falsified, or destroyed clinical record documentation;

               4. review of providers who make false statements about credentials;

               5. review of providers who misrepresent medical information to justify referrals;

               6. review of providers who fail to render medically necessary covered services that they are obligated to provide according to their subcontracts;

               7. Review of providers who charge Medicaid beneficiaries for covered services.

          The policies and procedures for fraud prevention shall provide for use of the List of Excluded Individuals and Entities (LEIE) or its equivalent, to identify excluded parties during the process of enrolling providers to ensure the plan providers are not in a non-payment status or excluded from participation in federal health care programs under section 1128 or section 1128A of the Social Security Act. The plan must not employ or contract excluded providers and must terminate providers if they become excluded.

20.5      LICENSURE OF STAFF

          The plan is responsible for assuring that all persons, whether they be employees, agents, subcontractors or anyone acting for or on behalf of the plan, are properly licensed under applicable state law and/or regulations and are eligible to participate in the Medicaid program. The plan shall credential and recredential all plan physicians and other providers. Hospital ancillary service providers are not required to be independently credentialed by the plan if those providers only provide services to the plan through the hospital. School-based service providers are not required to be credentialed by the plan if the plan can document that the school has signed one of the credentialing agreements provided in Appendix A of the Florida Medicaid Certified School Match Program Services Coverage and Limitations Handbook assuring that school-based service providers are Medicaid credentialed.

20.5.1   CREDENTIALING AND RECREDENTIALING POLICIES AND PROCEDURES

          The plan's credentialing and recredentialing policies and procedures shall include the following:

          a.   Written policies and procedures for credentialing.

          b.   Formal delegations and approvals of the credentialing process.

          c.   A designated credentialing committee.

          d. Identification of providers who fall under its scope of authority.

          e. A process which provides for verification of the following core credential information:

               1. The practitioner's current valid license. Practitioner's current license must be on file at all times pursuant to section 641.495, F.S.

               2. The practitioner's current valid Drug Enforcement Administration (DEA) certificate where applicable.

             AHCA CONTRACT NO. FA522, ATTACHMENT I, PAGE 30 OF 166

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July 2004                                                  Medicaid HMO Contract

               3. Proof of the practitioner's medical school graduation, completion of a residency, and other postgraduate training. Evidence of Board certification shall suffice in lieu of proof of medical school graduation, residency and other postgraduate training.

               4.   Evidence of specialty board certification, if applicable.

               5. Evidence of the practitioner's professional liability claims history.

               6.   History of final disciplinary actions, as described in
                    section 456.039, F.S.

               7. Any sanctions imposed on the practitioner by Medicare or Medicaid.

          f. The credentialing process must also include verification of the following information:

               1.   The practitioner's work history

               2. Evidence of the provider's good standing privileges at the hospital designated as the primary admitting facility by the practitioner or good standing of privileges at the hospital by another plan physician with whom the practitioner has entered into an arrangement for hospital coverage.

               3. The plan must obtain a statement from each practitioner applicant regarding the following:

                    (a) Any physical or mental health problems that may affect the practitioner's ability to provide health care.

                    (b)  Any history of chemical dependency/substance abuse.

                    (c) Any history of loss of license and/or felony convictions.

                    (d) Any history of loss or limitation of privileges or disciplinary activity.

                    (e) Attestation to correctness/completeness of the practitioner's application.

                    (f) For primary care physicians, attestation of the total active patient load (all populations: Medicaid Fee-for-Service, Medicaid HMO, MediPass, Medicare, or commercial) in accordance with section 409.9122, F.S.

               4. Documentation of an initial visit to the office of each primary care physician and OB/GYN to review the site. Documentation shall include the following:

                    (a) The plan has evaluated the provider site against the plan's organizational standards.

                    (b) The plan has evaluated the physician's medical record keeping practices at each site to ensure conformity with the plan's organizational standards.

                    (c) The plan has determined that the following documents are posted: The Agency's statewide consumer call center telephone number including hours of operation and a copy of the summary of Florida Patient's Bill of Rights and Responsibilities, in accordance with section 381.026, F.S. A complete copy of the Florida Patient's Bill of Rights and Responsibilities shall be available, upon request by a member, at each primary care physician's office. The Florida Patient's Bill of Rights is found in section 110.5, Florida Patient's Bill of Rights and Responsibilities.

                         A consumer assistance notice shall also be prominently displayed in the reception area of the provider in accordance with section 641.511, F.S.

              AHCA CONTRACT NO. FA522, ATTACHMENT I, PAGE 31 OF 166

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July 2004                                                  Medicaid HMO Contract

          g. The process for periodic recredentialing which shall include the following:

               1. The procedure for recredentialing shall be implemented at least every three years.

               2. The plan shall verify the current standing for each practitioner on items 20.5.1 e. and f.

               3. Documentation of periodic visits to the primary care physician offices documenting site reviews, including review of the items listed in section 20.5.1 f. 4 of this section to ensure continued conformance with the plans' standards.

          h. The plan shall develop and implement policies and procedures for approval of new providers, and imposition of sanctions, termination, suspension, and restrictions of existing providers.

          i. The plan shall develop and implement a mechanism for identifying quality deficiencies which result in the plan's restriction, suspension, termination, or sanctioning of a practitioner.

          j. The plan shall develop and implement an appellate process for sanctions, restrictions, suspensions and terminations imposed by the plan against practitioners.

          k. The plan shall submit provider networks for initial or expansion review to the Agency for approval only when the plan has satisfactorily completed the minimum standards required in section 20.2, Minimum Standards and the minimum credentialing steps required in section 20.5.1 e. and f.

20.6      PHYSICIAN CHOICE

          The plan agrees to offer each member a choice of primary care physicians. After making a choice, each member shall have a single primary care physician.

          For Title XXI MediKids and for members assigned by Medicaid, the plan shall assign primary care physicians taking into consideration last primary care provider of service (if the provider is known and available in the plan's network), closest location within the service area, zip code location, keeping children within the same family together, age (adults versus children), and sex (OB/GYN). The plan shall inform members of the following: (1) their primary care physician assignment, (2) their ability to choose a different primary care provider, (3) a list of providers from which to make a choice, and (4) the procedures for making a change. The plan shall provide this written notice to assigned members by the first day of enrollment.

20.7      SPECIALTY COVERAGE

          The plan shall assure the availability of the following specialists, as appropriate for both adult and pediatric members, on at least a referral basis: allergist; cardiologist; endocrinologist; general surgeon; obstetrical/gynecology (OB/GYN); neurologist; nephrologist; orthopedist; urologist; dermatologist; otolaryngologist; pulmonologist; chiropractic physician; podiatrist; ophthalmologist; optometrist; neurosurgeon; gastroenterologist; oncologist; radiologist; pathologist; anesthesiologist; psychiatrist; oral surgeon; physical, respiratory, speech and occupational therapists; and an infectious disease specialist. If the infectious disease specialist does not have expertise in HIV and its treatment and care, then the plan must have another physician with such expertise.

          The plan must use specialists with pediatric expertise for children where the need for pediatric specialty care is significantly different from the need for adult specialists (e.g., a pediatric cardiologist for children with congenital heart defects).

          The plan must assure access for patients in one or more of Florida's Regional Perinatal Intensive Care Centers (RPICC) as designated in sections 383.15 - 383.21, F.S., or a hospital licensed by the Agency for Neonatal Intensive Care Unit (NICU) Level III beds. The plan must assure that care for medically high risk

             AHCA CONTRACT NO. FA522, ATTACHMENT I, PAGE 32 OF 166

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July 2004                                                  Medicaid HMO Contract

          perinatal clients is provided in a facility with a neonatal intensive care unit to meet the appropriate level of need for the client.

          The plan must assure access to certified nurse midwife services or licensed midwife services in accordance with section 641.31, F.S., for low risk patients. If the plan cannot reach an agreement with those certified nurse midwives and licensed midwives within reasonable travel time for a rate no greater than the Medicaid rate for such services, then the plan must request a waiver and provide documentation of a "good faith" effort.

20.8      CASE MANAGEMENT/CONTINUITY OF CARE

          The plan shall be responsible for the management of medical care and continuity of care for all enrolled Medicaid beneficiaries. The plan shall maintain written case management continuity of care protocol(s) that include the following minimum functions:

          a. The plan shall have an outreach program and other strategies for identifying every pregnant member. This shall include case management, claims analysis, and use of health risk assessment, etc. The plan shall require its participating providers to notify the plans of any Medicaid patient who is identified as being pregnant.

          b. Appropriate referral and scheduling assistance of members needing specialty health care and transportation services, including those identified through CHCUP screening.

          c. Documentation of referral services in members' medical records, including results.

          d. Monitoring of members with ongoing medical conditions and coordination of services for high utilizers such that the following functions are addressed as appropriate: acting as a liaison between the member and providers, ensuring the member is receiving routine medical care, ensuring that the member has adequate support at home, assisting members who are unable to access necessary care due to their medical or emotional conditions or who do not have adequate community resources to comply with their care, and assisting the member in developing community resources to manage the member's medical condition. For members residing in areas where behavioral health has been implemented, see section 10.11, Behavioral Health Care of the contract.

          e. Documentation of emergency care encounters in members' records with appropriate medically indicated follow-up.

          f. Coordination of hospital/institutional discharge planning that includes post-discharge care, including skilled short-term rehabilitation, and skilled nursing facility care, as appropriate.

          g. Determining the need for non-covered services and referring the member for assessment and referral to the appropriate service setting (to include referral to the Women, Infants and Children program (WIC) and Healthy Start) utilizing assistance as needed by the Medicaid Field Office. The plan must also refer CHCUP eligibles to the Medicaid Field Office to obtain assistance in scheduling dental services and transportation services, if these services are not covered by the plan.

          Pursuant to 42 CFR 438.208(b), the plan must implement procedures to deliver primary care to and coordinate health care service for all beneficiaries that:

          a. Ensure that each enrollee has an ongoing source of primary care appropriate to his/her needs and a person or entity formally designated as primarily responsible for coordinating the health care services furnished to the beneficiary.

          b. Coordinate the services the plan furnishes to the beneficiary with the services the beneficiary receives from any other managed care entity during the same period of enrollment.

              AHCA CONTRACT NO. FA522, ATTACHMENT I, PAGE 33 OF 166

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July 2004                                                  Medicaid HMO Contract

          c. Share with other managed care organizations serving the beneficiary with special health care needs the results of its identification and assessment of the beneficiary's needs to prevent duplication of those activities.

          d. Ensure that in the process of coordinating care, each beneficiary's privacy is protected in accordance with the privacy requirements in 45 CFR Part 160 and 164 Subparts A and E, to the extent that they are applicable.

20.8.1    CHRONIC AND DISABLING CONDITIONS

          In accordance with section 641.51, F.S., the plan shall provide standing referrals to members with chronic and disabling conditions that require ongoing specialty care. The plan shall develop and maintain policies and procedures for such referrals.

20.8.2    MEMBERS WITH DEVELOPMENTAL DISABILITIES

          When a member has a developmental disability, the plan shall monitor the member's ongoing medical condition by asking the member or parent/guardian if the member is receiving services from the DCF, Office of Developmental Services (DS). If the member is receiving services from DS, the plan shall:

          a. Contact the member, or parent/guardian, as appropriate, for DS contact information and obtain authorization (if not already obtained) to seek further information from the member's DS support coordinator or waiver support coordinator.

          b. Contact the member's DS support coordinator or waiver support coordinator to obtain DS service information and review the need to coordinate care.

          c. Continue to contact the member or the member's parent/guardian and provider regarding the ongoing coordination of care, as appropriate.

20.8.3    COORDINATION WITH COMMUNITY MENTAL HEALTH CARE PROVIDERS

          When a member residing in an area other than the Agency's areas known to be receiving behavioral health services, the plan shall ask the member or parent/guardian if the member is receiving behavioral health treatment services from a community mental health center, clinic, or private behavioral health provider. If the member is receiving such services, the plan shall:

          a. Contact the member, or parent/guardian, as appropriate, and obtain authorization (if not already obtained) to seek further information from the member's behavioral health treatment provider.

          b. Contact the member's behavioral health treatment provider to obtain the member's current behavioral health treatment plan, and review the information in order to coordinate care (this is particularly relevant for individuals who are taking prescribed psychotropic medications).

          c. Coordinate the member's care with the behavioral health provider, as appropriate.

          For members residing in Agency areas where behavioral health care has been implemented, see section 10.11, Behavioral Health of the contract.

20.8.4    NEW MEMBER PROCEDURES

          The plan shall contact each new member at least two times, if necessary, within 90 calendar days of enrollment, to urge scheduling of an initial appointment with the primary care provider for the purpose of a health risk assessment (information regarding the health risk assessment/CHCUP screening for members under the age of 21 may be found in section 10.8.1, CHCUP).

             AHCA CONTRACT NO. FA522, ATTACHMENT I, PAGE 34 OF 166

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July 2004                                                  Medicaid HMO Contract

          a. For this subsection, contact is defined as mailing a notice to, or telephoning, a member at the most recent address or telephone number available.

          b. The plan will urge members to see their primary care physicians within 180 days of enrollment.

          c. The plan shall contact each new member within 30 calendar days of enrollment to request the member to authorize release of his or her medical records to the plan or its health services subcontractors from practitioners who treated the member prior to plan enrollment. The plan shall request or assist the member's new practitioner in requesting medical records from the previous practitioners.

          d. The plan must use the health risk assessments or the released medical records to identify members who have not received CHCUP screenings in the past according to the Agency approved periodicity schedule.

          e. The plan must contact, up to two times if necessary, any members who are more than two months behind in the periodicity screening schedule to urge those members or their legal representative to make an appointment for a screening visit.

          f. Within 30 calendar days of enrollment, the plan shall advise members of and ensure the availability of, a screening for all members known to be pregnant or who advise the plan that they may be pregnant. The plan shall refer pregnant members and members reporting they may be pregnant for appropriate prenatal care (refer to section 10.8.11.1, Pregnancy Related Requirements).

          g. For beneficiaries voluntarily enrolling, Title XXI MediKids and for beneficiaries who have been automatically reinstated due to regaining Medicaid eligibility, the plan shall honor any written documentation of prior authorization of ongoing covered services for a period of 10 calendar days after the effective date of enrollment or until the plan's primary care physician assigned to that member reviews the member's treatment plan, whichever comes first.

          h. For beneficiaries that the state has assigned, the plan shall honor any written documentation of prior authorization of ongoing services for a period of one month after the effective date of enrollment or until the plan's primary care physician assigned to that member reviews the member's treatment plan, whichever comes first.

          i. For both voluntary and assigned members, written documentation of prior authorization of ongoing services includes the following, provided that the services were prearranged prior to enrollment in the plan:

               1.   Prior existing orders,

               2.   Provider appointments, surgeries, and

               3. Prescriptions (including prescriptions at non-participating pharmacies).

               The plan cannot delay service authorization if written documentation is not available in a timely manner; however, the plan is not required to pay claims for which it has received no written documentation. The plan shall not deny claims submitted by a non-contracting provider solely based on the period between the date of service and the date of clean claim submission unless that period exceeds 365 days.

               The plan shall be responsible for payment of covered services to the existing treating provider at a prior negotiated rate or lesser of the provider's usual and customary rate or the established Medicaid fee-for-service rate for such services until the plan is able to evaluate the need for ongoing services.

          j. For members in the Frail/Elderly program, the plan shall contact each new member within five days of enrollment and develop a plan of care. The plan is developed with the member and with others in the

             AHCA CONTRACT NO. FA522, ATTACHMENT I, PAGE 35 OF 166
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July 2004                                                  Medicaid HMO Contract

            member's care support network, if desired by the member. If the member has been adjudicated incompetent in accordance with law, is found by his or her physician to be medically incapable of understanding his/her rights, or exhibits a significant communication barrier, the member's guardian, next of kin, or legally authorized responsible person is permitted to act on the member's behalf in matters relating to the member's enrollment, plan of care or services.

            If urgent needs are identified, the plan shall take immediate action to address them. Urgent means any sudden or unforeseen situation which requires immediate action to prevent hospitalization or nursing home placement. Examples of urgent situations may be: hospitalization of spouse or caregiver or increased impairment of a member living alone who suddenly cannot manage basic needs without immediate help, hospitalization, or nursing home placement.

20.8.5   PEDIATRICIAN ASSIGNMENT TO PREGNANT WOMEN

         The plan must assign a pediatrician or other appropriate primary care physician to all pregnant members for the care of their newborn babies no later than the beginning of the last trimester of gestation. If the plan was not aware that the member was pregnant until she presented for delivery, the plan must assign a pediatrician or a primary care physician to the newborn baby within one workday after birth. The plan shall advise all pregnant members of the members' responsibility to notify their plan and their DCF public assistance specialists (case workers) of their pregnancies and the births of their babies.

20.8.6   PROTECTIVE CUSTODY

         The plan shall, for enrolled members, comply with Rule 65C-12.002, Florida Administrative Code (F.A.C.), which requires that all children taken into protective custody, emergency shelter, or into the foster care program by the DCF, be physically screened within 72 hours, or immediately, if required. The plan shall provide such required examinations or, if unable to do so within the required time frames, pay claims for such examinations at the lower of a prior negotiated rate or the established Medicaid fee-for-service rate for such services. The plan shall pay a prior negotiated rate or the lesser of the provider's usual and customary rate or the established Medicaid fee-for-service rate for CHCUP screenings for children whose enrollment and Medicaid eligibility are undetermined at the time of entry into the care and custody of the DCF and who are later determined to be enrolled members at the time the examinations took place.

20.8.7   IMMUNIZATION FROM NON-PLAN PROVIDER

         When a member receives immunizations from a non-plan provider, the plan shall be liable for an immunization administration fee at no less than the Medicaid rate, as long as the provider contacts the plan at the time of service delivery and the plan is unable to document to the provider that the immunization has already been provided to the member, and the provider has submitted to the plan a claim for such services and medical records documenting the immunization. The provision of immunization services by a public provider is described in section 20.8.9, Public Provider Claims.

20.8.8   IMMUNIZATION DATA SHARING

         The plan shall encourage its primary care physicians to provide immunization information to the DCF upon receipt of the member's written permission and DCF's request, for members requesting temporary cash assistance from the DCF in order to document that the member has met the immunization requirements for beneficiaries receiving temporary cash assistance.

20.8.9   PUBLIC PROVIDER CLAIMS

         In accordance with sections 381.0407, F.S. and 409.9122, F.S., without prior authorization, the plan shall pay claims initiated by any public provider for:

         a. The diagnosis and treatment of sexually transmitted diseases and other communicable diseases such as tuberculosis and human immunodeficiency syndrome (refer to section 110.1, Laboratory Tests and

         AHCA CONTRACT NO. FA522, ATTACHMENT I, PAGE 36 OF 166

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July 2004                                                  Medicaid HMO Contract

                  Associated Office Visits to be Paid by Plan without Prior Authorization when Initiated by County Health Department).

         b.       The provision of immunizations.

         c.       Family planning services and related pharmaceuticals.

         d. School health services listed in a., b, and c above and for services rendered on an urgent basis by public providers. Services rendered on an urgent basis are those health care services needed to immediately relieve pain or distress for medical problems such as injuries, nausea and fever, and services needed to treat infectious diseases and other similar conditions.

         e. In the event that a vaccine-preventable disease emergency is declared, the plan shall reimburse county health departments for the cost of the administration of vaccines.

         Public providers shall attempt to contact the plan before providing health care services to their members. Public providers shall provide the plan with the results of the office visit, including test results, and shall be reimbursed by the plan at the rate negotiated between the plan and the public provider or, if a rate has not been negotiated, at the lesser of either the rate charged by the public provider or the Medicaid fee-for-service reimbursement rate. The plan shall not deny public health care services claims for claims submitted by a non-contracting public provider solely based on the period between the date of service and the date of clean claim submission unless that period exceeds 365 days.

         For purposes of this subsection, public providers are defined as a county health department or migrant health center funded under section 329 of the Public Health Services Act or a community health center funded under section 330 of the Public Health Services Act, as specified in section 381.0407, F.S.

20.8.10  CERTIFIED SCHOOL MATCH PROGRAM

         The Agency shall reimburse schools participating in the certified school match program pursuant to sections 1011.70 and 409.908, F.S., for the following school-based services rendered to members as referenced in the Medicaid Certified School Match Program Services Coverage and Limitations Handbook:

                  a.       Speech, occupational and physical therapy services;

                  b.       Behavioral health services;

                  c.       Transportation services; and

                  d. Other school-based services implemented by the Agency.

         School districts participating in the certified school match program may be authorized by Medicaid to cover any one, a combination, or all of the above services indicated. The provision of school-based services will not be considered a replacement, substitution, or fulfillment of a service prescription or doctor's orders.

20.8.11  CONTINUED CARE FROM TERMINATED PROVIDERS

         In accordance with section 641.51, F.S., the plan shall provide continued care from terminated providers as follows. The plan shall develop and maintain policies and procedures for the provision of such care.

         The plan shall allow members for whom treatment is active to continue care with a terminated treating provider when medically necessary, through completion of treatment of a condition for which the member was receiving care at the time of the termination, until the member selects another treating provider or during the next open enrollment period, whichever is longer, but not longer than 6 months after the termination of the contract.

         AHCA CONTRACT NO. FA522, ATTACHMENT I, PAGE 37 OF 166

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July 2004                                                  Medicaid HMO Contract

         The plan shall allow pregnant members who have initiated a course of prenatal care, regardless of trimester in which care was initiated, to continue care with a terminated treating provider until completion of postpartum care.

         These requirements do not prevent a provider from refusing to continue to provide care to a member who is abusive or non-compliant.

         For care continued under this section, the plan and the provider shall continue to abide by the same terms, conditions and payment arrangements as they existed in the terminated contract.

         These requirements shall not apply for treating providers who have been terminated from the plan for cause.

20.8.12  OUT-OF-PLAN SPECIALLY QUALIFIED PROVIDERS

         In accordance with section 641.51, F.S., the plan shall determine when exceptional referrals to out-of-plan specially qualified providers are needed to address the unique medical needs of a member (for example, when a member's medical condition requires testing by a geneticist). Financial arrangements for the provision of such services shall be agreed to prior to the provision of services. The plan shall develop and maintain policies and procedures for such referrals.

20.8.13  INDIVIDUALS WITH SPECIAL HEALTH CARE NEEDS

         The plan shall implement mechanisms for identifying, assessing and ensuring the existence of a treatment plan for individuals with special health care needs, as specified in section 20.12, Quality Improvement. Mechanisms shall include evaluation of health risk assessments, claims data, and, if available CPT/ICD-9 codes. Additionally, the plan shall implement a process for receiving and considering provider and enrollee input.

         In accordance with this contract and 42 CFR 438.208(c)(3), a treatment plan for an enrollee determined to need a course of treatment or regular care monitoring must be developed by the enrollee's care provider with enrollee participation and in consultation with any specialists caring for the enrollee; approved by the plan in a timely manner if this approval is required; and developed in accordance with any applicable Agency quality assurance and utilization review standards.

         Pursuant 42 CFR 438.208(c)(4), for enrollees with special health care needs determined through an assessment by appropriate health care professionals (consistent with 42 CFR 438.208(c)(2)) to need a course of treatment or regular care monitoring, each plan must have a mechanism in place to allow enrollees to directly access a specialist (for example, through a standing referral or an approved number of visits) as appropriate for the enrollee's condition and identified needs.

20.9     OUT-OF-PLAN USE OF NON-EMERGENCY SERVICES

         Unless otherwise specified in this contract, where a member utilizes services available under the plan other than emergency services from a non-contract provider, the plan shall not be liable for the cost of such utilization unless the plan referred the member to the non-contract provider or authorized such out-of-plan utilization. The plan shall provide timely approval or denial of authorization of out-of-plan use through the assignment of a prior authorization number, which refers to and documents the approval. A plan may not require paper authorization as a condition of receiving treatment if the plan has an automated authorization system. Written follow up documentation of the approval must be provided to the out-of-plan provider within one business day from the request for approval. The member shall be liable for the cost of such unauthorized use of contract-covered services from non-contract providers.

         In accordance with section 409.912, F.S., the plan shall reimburse any hospital or physician that is outside the plan's authorized geographic service area for plan authorized services provided by the hospital or physician to plan members at a rate negotiated with the hospital or physician for the provision of services or according to the lesser of the following:

         AHCA CONTRACT NO. FA522, ATTACHMENT I, PAGE 38 OF 166

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July 2004                                                  Medicaid HMO Contract

         a. The usual and customary charge made to the general public by the hospital or physician; or

         b. The Florida Medicaid reimbursement rate established for the hospital or physician.

                  The plan shall reimburse all out-of-plan providers pursuant to section 641.3155, F.S.

20.10    EMERGENCY CARE REQUIREMENTS

         The plan shall make provisions for and advise all members of the provisions governing emergency use. Emergency services are defined in section 100.0, Glossary of this contract. In accordance with section 743.064, F.S., the plan shall not deny claims for emergency medical treatment in a hospital due to lack of parental consent.

         Pursuant to section 409.9128, F.S., requirements for the plan to provide emergency services and care are as follows:

         a. In providing for emergency services and care as a covered service, the plan shall not:

                  1. Require prior authorization for the receipt of pre-hospital transport or treatment or for emergency services and care.

                  2. Indicate that emergencies are covered only if care is secured within a certain period of time.

                  3. Use terms such as "life threatening" or "bona fide" to qualify the kind of emergency that is covered.

                  4. Deny payment based on the member's or the hospital's failure to notify the plan in advance or within a certain period of time after the care is given.

         b. The plan shall provide pre-hospital and hospital-based trauma services and emergency services and care to a member of the plan as required under sections 395.1041, 395.4045, and 401.45, F.S.

         c. Pursuant to section 409.9128, F.S., when a member is present at the hospital seeking emergency services and care, the determination as to whether an emergency medical condition (as defined in section 409.901, F.S., and provided in section 100.0, Glossary) exists shall be made, for the purpose of treatment, by a physician of the hospital or, to the extent permitted by applicable law, by other appropriate personnel under the supervision of the hospital physician. The physician or the appropriate personnel shall indicate in the patient's chart the results of the screening, examination, and evaluation. The plan shall compensate the provider for the screening, evaluations and examination that is reasonably calculated to assist the health care provider in arriving at a determination as to whether the patient's condition is an emergency medical condition. The plan shall compensate the provider for emergency services and care. If a determination is made that an emergency medical condition does not exist, the plan is not responsible for payment for services rendered subsequent to that determination.

         d. If a determination has been made that an emergency medical condition exists and the member has notified the hospital, or the hospital emergency personnel otherwise has knowledge, that the patient is a member of the plan, the hospital must make a reasonable attempt to notify the member's primary care physician, if known, or the plan, if the plan has previously requested in writing that the notification be made directly to the plan, of the existence of the emergency medical condition. If the primary care physician is not known, or has not been contacted, the hospital must:

                  1. Notify the plan as soon as possible prior to discharge of the member from the emergency care area; or

                  2. Notify the plan within 24 hours or on the next business day after admission of the member as an inpatient to the hospital.

         AHCA CONTRACT NO. FA522, ATTACHMENT I, PAGE 39 OF 166

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July 2004                                                  Medicaid HMO Contract

                  If the notification required by this paragraph is not accomplished, the hospital must document its attempt(s) to notify the plan or document the circumstances that precluded attempts to notify the plan. The plan shall not deny payment for emergency services and care based on a hospital's failure to comply with the notification requirements of this paragraph.

         e. If the member's primary care physician responds to the notification, the hospital physician and the primary care physician may discuss the appropriate care and treatment of the member. The plan may have a member of the hospital staff with whom it has a contract participate in the treatment of the member within the scope of the physician's hospital staff privileges. The member may be transferred, in accordance with state and federal law, to a hospital that has a contract with the plan and has the service capability to treat the member's emergency medical condition. Notwithstanding any other state law, a hospital may request and collect insurance or financial information from a patient in accordance with federal law, which is necessary to determine if the patient is a member of the plan, if emergency services and care are not delayed.

         f. In accordance with 42 CFR 438.114, the plan must also cover post-stabilization services without authorization, regardless of whether the beneficiary obtains the service within or outside the plan's network, for the following situations:

                  1. Post-stabilization care services that were pre-approved by the plan; or were not pre-approved by the plan because the plan did not respond to the treating provider's request for pre-approval within one hour after being requested to approve such care, or could not be contacted for pre-approval.

                  2. Post stabilization services are services subsequent to an emergency that a treating physician views as medically necessary after an emergency medical condition has been stabilized. These are not emergency services, but are non-emergency services that the plan could choose not to cover out-of-plan except in the circumstances described above.

         g. In accordance with section 409.9128, F.S., reimbursement for services provided to a member of a plan under this section by a provider that does not have a contract with the plan shall be the lesser of:

                  1.       The provider's charges;

                  2. The usual and customary provider charges for similar services in the community where the services were provided;

                  3. The charge mutually agreed to by the plan and the provider within 60 calendar days after submittal of the claim; or

                  4.       The Medicaid rate.

                  The plan shall not deny emergency services claims for claims submitted by a non-contracting provider solely based on the period between the date of service and the date of clean claim submission unless that period exceeds 365 days.

         h. Notwithstanding the requirements stated above, payment by the plan for claims for emergency services rendered by a non-contract provider shall be made pursuant to section 641.3155, F.S. If third party liability exists, payment of claims shall be determined in accordance with section 70.20, Third Party Resources.

         i. The plan must review and approve or disapprove emergency service claims based on the definition of emergency services and care, and emergency medical condition, specified in section 100.0, Glossary.

         AHCA CONTRACT NO. FA522, ATTACHMENT I, PAGE 40 OF 166

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July 2004                                                  Medicaid HMO Contract

20.11    GRIEVANCE SYSTEM REQUIREMENTS

         The plan must have an enrollee grievance system in place that includes a grievance process, an appeal process, and access to the Medicaid fair hearing system. The plan must develop, implement and maintain a grievance system that complies with the requirements in s. 641.511, F.S., and with federal laws and regulations, including 42 CFR 431.200 and 438, Subpart F, "Grievance System." The system must include written policies and procedures that are approved by the Agency. The plan shall refer all enrollees and providers who are dissatisfied with the plan or its action to the grievance/appeal coordinator for processing and documentation in accordance with this contract and the approved policies and procedures. The nature of the expression of dissatisfaction determines which of the processes the plan must follow. The grievance process is the procedure for addressing enrollee grievances, which are expressions of dissatisfaction about any matter other than an action, as "action" is defined in section 100.0, Glossary. The appeal process is the procedure for addressing enrollee appeals, which are requests for review of an action, as "action" is defined in section 100.0, Glossary.

         The plan must give enrollees reasonable assistance in completing forms and other procedural steps, including but not limited to providing interpreter services and toll-free numbers with TTY/TDD and interpreter capability. The plan must acknowledge receipt of each grievance and appeal in writing. The plan must ensure that decision makers on grievances and appeals were not involved in previous levels of review or decision-making and are health care professionals with clinical expertise in treating the enrollee's condition or disease when deciding any of the following:

         a. An appeal of a denial that is based on lack of medical necessity.

         b. A grievance regarding denial of expedited resolution of an appeal.

         c.       A grievance or appeal that involves clinical issues.

         The plan must provide information on grievance, appeal, and fair hearing, and their respective policies, procedures, and time frames, to all providers and subcontractors at the time they enter into a contract. Procedural steps must be clearly specified in the member handbook for members and the provider manual for providers, including the address, telephone number, and office hours of the grievance coordinator. The information must include:

         a. Enrollee rights to Medicaid fair hearing, the method for obtaining a hearing, the rules that govern representation at the hearing, and the DCF address for pursuing a fair hearing, which is Office of Appeals Hearings, 1317 Winewood Boulevard, Building 5, Room 203, Tallahassee, Florida 32399-0700.

         b. Enrollee rights to file grievances and appeals and requirements and time frames for filing.

         c.       The availability of assistance in the filing process.

         d.       The toll-free numbers to file oral grievances and appeals.

         e. Enrollee rights to request continuation of benefits during an appeal or Medicaid fair hearing process and, if the plan's action is upheld in a hearing, the fact that the enrollee may be liable for the cost of any continued benefits.

         f. Enrollee rights to appeal to the Agency and the Subscriber Assistance Program, formerly named the Statewide Provider and Subscriber Assistance Panel (Panel) after exhausting the plan's appeal or grievance process in accordance with s.
                  408.7056 and 641.511, F.S., with the following exception: a grievance taken to Medicaid fair hearing will not be considered by the Panel. The information must explain that a request for Panel review must be made by the enrollee within one year of receipt of the final decision letter from the plan, must explain how to initiate such a review, must include the Panel's address and telephone number as follows: Agency for Health Care Administration, Bureau of Managed Health Care, Building 1, Room 339, 2727 Mahan Drive, Tallahassee, Florida 32308, (850) 921-5458.

         AHCA CONTRACT NO. FA522, ATTACHMENT I, PAGE 41 OF 166

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July 2004                                                  Medicaid HMO Contract

         g.       Notice that the plan must continue enrollee benefits if:

                  1. The appeal is filed timely, meaning on or before the later of the following:

                           (a) Within 10 days of the date on the notice of action (Add 5 days if the notice is sent via U.S. mail).

                           (b) The intended effective date of the plan's proposed action.

                  2. The appeal involves the termination, suspension, or reduction of a previously authorized course of treatment;

                  3.       The services were ordered by an authorized provider;

                  4.       The authorization period has not expired; and

                  5.       The enrollee requests extension of benefits.

         The plan must maintain records of grievances and appeals in accordance with the terms of this contract, including a separate log for calls regarding the Hernandez Settlement, Hernandez, et al. v. Medows, case number 02-20964 Civ-Gold/Simonton. The `Hernandez' log shall contain at a minimum the name of the enrollee, the address of the enrollee, a telephone number for the enrollee, and a brief description of the issue (including the name of the drug involved.)

20.11.1  APPEAL PROCESS

         An appeal is a request for review of an "action" as defined in section 100.0, Glossary. A beneficiary may file an appeal, and a provider, acting on behalf of the beneficiary and with the beneficiary's written consent, may file an appeal. The appeal procedure must be the same for all beneficiaries.

         a.       Filing Requirements

                  The beneficiary or provider may file an appeal within 30 days of the date of the notice of action. If the plan does not issue a written notice of action, the enrollee or provider may file an appeal within one year of the action.

                  The beneficiary or provider may file an appeal either orally or in writing and must follow an oral filing with a written, signed appeal. For oral filings, time frames for resolution begin on the date the plan receives the oral filing.

         b.       General Plan Duties

                  The plan must:

                  1. Ensure that oral inquiries seeking to appeal an action are treated as appeals and confirm those inquiries in writing, unless the beneficiary or the provider requests expedited resolution.

                  2. Provide a reasonable opportunity to present evidence, and allegations of fact or law, in person as well as in writing.

                  3. Allow the beneficiary and representative opportunity, before and during the appeals process, to examine the beneficiary's case file, including medical records, and any other documents and records.

                  4. Consider the beneficiary, representative, or estate representative of a deceased beneficiary as parties to the appeal.

         AHCA CONTRACT NO. FA522, ATTACHMENT I, PAGE 42 OF 166

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July 2004                                                  Medicaid HMO Contract

                  5. Resolve each appeal, and provide notice, as expeditiously as the beneficiary's health condition requires, within State-established time frames not to exceed 45 days from the day the plan receives the appeal.

                  6.       Continue the enrollee's benefits if:

                           (a) The appeal is filed timely, meaning on or before the later of the following:

                                    Within 10 days of the date on the notice of action (Add 5 days if the notice is sent via U.S. mail).

                                    The intended effective date of the plan's proposed action.

                           (b) The appeal involves the termination, suspension, or reduction of a previously authorized course of treatment;

                           (c) The services were ordered by an authorized provider;

                           (d)      The authorization period has not expired;
                                    and

                           (e)      The beneficiary requests extension of
                                    benefits.

                  7. Provide written notice of disposition that includes the results and date of appeal resolution and for decisions not wholly in the beneficiary's favor that includes:

                           (a) Notice of the right to request a Medicaid fair hearing.

                           (b) Information about how to request a Medicaid fair hearing, including the DCF address for pursuing a fair hearing, which is Office of Public Assistance Appeals Hearings, 1317 Winewood Boulevard, Building 1, Room 309, Tallahassee, Florida 32399-0700.

                           (c) Notice of the right to continue to receive benefits pending a hearing.

                           (d) Information about how to request the continuation of benefits.

                           (e) Notice that if the plan's action is upheld in a hearing, the enrollee may be liable for the cost of any continued benefits.

                           (f) Notice that if the appeal is not resolved to the satisfaction of the beneficiary, the beneficiary has one year in which to request review of the plan's decision concerning the appeal by the Subscriber Assistance Program, formerly named the Statewide Provider and Subscriber Assistance Program, as provided in s. 408.7056, F.S. The notice must explain how to initiate such a review and must include the addresses and toll-free telephone numbers of the Agency and the Subscriber Assistance Program.

                  8. Provide the Agency with a copy of the written notice of disposition upon request.

                  9. Ensure that punitive action is not taken against a provider who files an appeal on a beneficiary's behalf or supports a beneficiary's appeal.

                  The plan may extend the resolution time frames by up to 14 calendar days if the beneficiary requests the extension or the plan documents that there is need for additional information and that the delay is in the beneficiary's interest. If the extension is not requested by the beneficiary the plan must give the beneficiary written notice of the reason for the delay.

         AHCA CONTRACT NO. FA522, ATTACHMENT I, PAGE 43 OF 166

July 2004                                                  Medicaid HMO Contract

                  If the plan continues or reinstates beneficiary benefits while the appeal is pending, the benefits must be continued until one of following occurs:

                           1.       The beneficiary withdraws the appeal.

                           2. 10 days pass from the date of the plan's adverse plan decision and the beneficiary has not requested a Medicaid fair hearing with continuation of benefits until a Medicaid fair hearing decision is reached. (Add 5 days if the notice is sent via U.S. mail.)

                           3. A Medicaid fair hearing decision adverse to the beneficiary is made.

                           4. The authorization expires or authorized service limits are met.

                  If the final resolution of the appeal is adverse to the beneficiary, the plan may recover the cost of the services furnished while the appeal was pending, to the extent that they were furnished solely because of the requirements of this section.

                  The plan must authorize or provide the disputed services promptly, and as expeditiously as the beneficiary's health condition requires, if the services were not furnished while the appeal was pending and the disposition reverses a decision to deny, limit, or delay services.

                  The plan must pay for disputed services, in accordance with State policy and regulations, if the services were furnished while the appeal was pending and the disposition reverses a decision to deny, limit, or delay services.

         c.       Expedited Process

                  Each plan must establish and maintain an expedited review process for appeals when the plan determines (if requested by the beneficiary) or the provider indicates (in making the request on the enrollee's behalf or supporting the beneficiary's request) that taking the time for a standard resolution could seriously jeopardize the enrollee's life or health or ability to attain, maintain, or regain maximum function.

                  The beneficiary or provider may file an expedited appeal either orally or in writing. No additional beneficiary follow-up is required.

                  The plan must:

                           1. Inform the beneficiary of the limited time available for the enrollee to present evidence and allegations of fact or law, in person and in writing.

                           2. Resolve each expedited appeal and provide notice, as expeditiously as the beneficiary's health condition requires, within State-established time frames not to exceed 72 hours after the plan receives the appeal.

                           3.       Provide written notice of disposition.

                           4. Make reasonable efforts to also provide oral notice of disposition.

                           5. Ensure that punitive action is not taken against a provider who requests an expedited resolution on the beneficiary's behalf or supports a beneficiary's request for expedited resolution.

         The plan may extend the resolution time frames by up to 14 calendar days if the beneficiary requests the extension or the plan documents that there is need for additional information and that the delay is in the beneficiary's interest. If the extension is not requested by the beneficiary, the plan must give the enrollee written notice of the reason for the delay.

         AHCA CONTRACT NO. FA522, ATTACHMENT I, PAGE 44 OF 166

July 2004                                                  Medicaid HMO Contract

         If the plan denies a request for expedited resolution of an appeal, the plan must:

                  1. Transfer the appeal to the standard time frame of no longer than 45 days from the day the receives the appeal with a possible 14-day extension.

                  2. Make reasonable efforts to provide prompt oral notice of the denial

                  3. Provide written notice of the denial within two calendar days.

                  4.       Fulfill all general plan duties listed above.

20.11.2  GRIEVANCE PROCESS

         A grievance is an expression of dissatisfaction about any matter other than an action, as "action" is defined in 100.0, Glossary. An enrollee may file a grievance, and a provider, acting on behalf of the beneficiary and with the beneficiary's written consent, may file a grievance.

         a.       Filing Requirements

                  The beneficiary or provider may file a grievance within one year after the date of occurrence that initiated the grievance.

                  The beneficiary or provider may file a grievance either orally or in writing. An oral request may followed up with a written request, but the time frame for resolution begins the date the plan the oral filing.

         b.       General Plan Duties

                  The plan must:

                  1. Resolve each grievance, and provide notice, as expeditiously as the beneficiary's health requires, within State-established time frames not to exceed 90 days from the day the plan the grievance.

                  2. Provide written notice of disposition that includes the results and date of grievance resolution for decisions not wholly in the beneficiary's favor that includes:

                           (a) Notice of the right to request a Medicaid fair hearing.

                           (b) Information about how to request a Medicaid fair hearing, including the DCF address for pursuing a fair hearing, which is Office of Public Assistance Appeals Hearings, 1317 Winewood Boulevard, Building 5, Room 203, Tallahassee, Florida 32399-0700.

                           (c) Notice of the right to continue to receive benefits pending a hearing.

                           (d) Information about how to request the continuation of benefits.

                           (e) Notice that if the plan's action is upheld in a hearing, the beneficiary may be liable for cost of any continued benefits.

                  3. Provide the Agency with a copy of the written notice of disposition upon request.

                  4. Ensure that punitive action is not taken against a provider who files a grievance on a behalf or supports an enrollee's grievance.

         AHCA CONTRACT NO. FA522, ATTACHMENT I, PAGE 45 OF 166

July 2004                                                  Medicaid HMO Contract

         The plan may extend the resolution time frames by up to 14 calendar days if the beneficiary requests the extension or the plan documents that there is need for additional information and that the delay is in the enrollee's interest. If the extension is not requested by the beneficiary, the plan must give the beneficiary written notice of the reason for the delay.

20.11.3  MEDICAID FAIR HEARING SYSTEM

         The Medicaid fair hearing policy and process is detailed in Rule 65-2.042, F.A.C. The plan's grievance system policy and appeal and grievance processes shall state that the beneficiary has the right to request a Medicaid fair hearing in addition to pursuing the plan's grievance process. A provider acting on behalf of the beneficiary and with the beneficiary's written consent may request a Medicaid fair hearing. Parties to the Medicaid fair hearing include the plan, as well as the beneficiary and his or her representative or the representative of a deceased enrollee's estate.

         a.       Request Requirements

                  The beneficiary or provider may request a Medicaid fair hearing within 90 days of the date of the notice of action.

                  The beneficiary or provider may request a Medicaid fair hearing by contacting DCF at the Office of Public Assistance Appeals Hearings, 1317 Winewood Boulevard, Building 5, Room 203, Tallahassee, Florida 32399-0700.

         b.       General Plan Duties

                  The plan must:

                  1. Continue the beneficiary's benefits while Medicaid fair hearing is pending if:

                           (a) The Medicaid fair hearing is filed timely, meaning on or before the later of the following:

                                    Within 10 days of the date on the notice of action (Add 5 days if the notice is sent via U.S. mail).

                                    The intended effective date of the plan's proposed action.

                           (b) The Medicaid fair hearing involves the termination, suspension, or reduction of a previously authorized course of treatment;

                           (c) The services were ordered by an authorized provider;

                           (d)      The authorization period has not expired;
                                    and

                           (e)      The beneficiary requests extension of
                                    benefits.

                  2. Ensure that punitive action is not taken against a provider who requests a Medicaid fair hearing on the beneficiary's behalf or supports an enrollee's request for a Medicaid fair hearing.

                  If the plan continues or reinstates beneficiary benefits while the Medicaid fair hearing is pending, the benefits must be continued until one of following occurs:

                  1. The beneficiary withdraws the request for Medicaid fair hearing.

                  2. 10 days pass from the date of the plan's adverse plan decision and the beneficiary has not requested a Medicaid fair hearing with continuation of benefits until a Medicaid fair hearing decision is reached. (Add 5 days if the notice is sent via U.S. mail.)

         AHCA CONTRACT NO. FA522, ATTACHMENT I, PAGE 46 OF 166

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July 2004                                                  Medicaid HMO Contract

                  3. A Medicaid fair hearing decision adverse to the beneficiary is made.

                  4. The authorization expires or authorized service limits are met.

                  The plan must authorize or provide the disputed services promptly, and as expeditiously as the beneficiary's health condition requires, if the services were not furnished while the Medicaid fair hearing was pending and the Medicaid fair hearing officer reverses a decision to deny, limit, or delay services.

                  The plan must pay for disputed services, in accordance with State policy and regulations, if the services were furnished while the Medicaid fair hearing was pending and the Medicaid fair hearing officer reverses a decision to deny, limit, or delay services.

20.12    QUALITY IMPROVEMENT

         The plan shall have an ongoing quality improvement (QI) program that objectively and systematically monitors and evaluates the quality and appropriateness of care and services rendered, thereby promoting quality of care and quality patient outcomes in service performance to its Medicaid population. The plan's written policies and procedures shall address components of effective health care management including but not limited to anticipation, identification, monitoring, measurement, evaluation of enrollee's health care needs, and effective action to promote quality of care. The plan shall define and implement improvements in processes that enhance clinical efficiency, provide effective utilization, and focus on improved outcome management achieving the highest level of success. The plan and its quality improvement program shall demonstrate in their care management how specific interventions better manage the care and impact healthier patient outcomes. The goal shall be to provide comprehensive, high quality, accessible, cost effective, and efficient health care to Medicaid beneficiaries.

         The plan shall provide a written descriptive QI program that identifies FTE staff specifically trained to handle the Medicaid business and delineates how staffing is organized to interact and resolve problems, define measures and expectations, and demonstrate the process for decision making (i.e. projects selection, interventions) and reevaluation.

         The plan shall cooperate with the Agency and the External Quality Review Organization (EQRO) vendor. The Agency will set methodology and standards for QI performance improvement with advice from the EQRO. Prior to implementation, the Agency and/or the EQRO shall review the QI program. The quality improvement program must be approved, in writing, by the Agency no later than three months following the effective date of this contract. If the plan has submitted and received approval for the present calendar year, an extension may be granted for the submission of new projects.

         The quality improvement program shall be based on the minimum requirements listed below.

         a. The plan's QI governing body shall monitor, evaluate, and oversee results to improve care. The governing body shall have written guidelines and standards defining their responsibilities for:

                  - Supervision and maintenance of an active QI committee,

                  - Ensuring ongoing QI activity coordination with other management activity, demonstrated through written, retrievable documentation from meetings or activities,

                  - Planning, decisions, interventions, and assessment of results to demonstrate coordination of QI processes,

                  -        Oversight of QI program activities, and

                  - A written diagram that demonstrates the QI system process.

         b. The plan shall have a quality improvement review authority which shall:

                  -        Direct and review quality improvement activities;

         AHCA CONTRACT NO. FA522, ATTACHMENT I, PAGE 47 OF 166

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July 2004                                                  Medicaid HMO Contract

                  - Assure that quality improvement activities take place throughout the plan;

                  - Review and suggest new or improved quality improvement activities;

                  - Direct task forces/committees in the review of focused concern;

                  -        Designate evaluation and study design procedures;

                  - Publicize findings to appropriate staff and departments within the plan;

                  - Report findings and recommendations to the appropriate executive authority; and

                  - Direct and analyze periodic reviews of members' service utilization patterns.

         c. The plan shall provide for quality improvement staff specifically trained to handle the Medicaid business which have the responsibility for: identifying their Medicaid beneficiaries' needs and problems related to quality of care for covered health care and professional services, measuring how well these needs are met, and improving processes to meet these needs. The plan shall evaluate ways in which care is provided, identify outliers to specific indicators, determine what shall be accomplished, ascertain how to determine if a change is an improvement, and initiate interventions that will result in an improved quality of care for covered health care and professional services. The plan shall prioritize problem areas for resolution and design strategies for change; implement improvement activities and measure success.

         d. The systematic process of quality assessment and improvement shall be objective in systematically monitoring and evaluating the quality and appropriateness of care and service delivery (or the failure of delivery) to the Medicaid population through quality of care projects and related activities. Opportunities for improvement shall be on an ongoing basis. The plan shall assess, evaluate, decrease inappropriate care, decrease inappropriate service denials, and increase coordination of care. The plan shall document in its QI program that it is monitoring the range of quality of care across services and all treatment modalities. This review of the range of care shall be carried out over multiple review periods and not only on a concurrent basis.

         e. At least four Agency-approved quality-of-care projects must be performed by the plan. Each study/project must include a statistically significant sample of Medicaid lives. One of the four projects must be a (QAPI) Project on Language and
                  Culture: Clinical Health Care Disparities or Culturally and Linguistically Appropriate Services, initiated by January 31, 2005. The plan shall provide notification to the Agency prior to implementation. The notification shall include the general description, justification, and methodology for each project and document the potential for meaningful improvement. The plan shall report quarterly to the Agency within 30 days of the reporting quarter. The report shall include the current status of the project, including but not limited to goals, anticipated outcomes, and ongoing interventions. The results shall be reported no less than annually. Each project shall have been through the plan's quality process, including reporting and assessments by the quality committee and reporting to the board of directors:

                  Pursuant to 42 CFR 438.240, the project shall focus on clinical care and non-clinical areas (i.e. health services delivery). These projects must be designed to achieve, through ongoing measurements and intervention, significant improvement, sustained over time, in clinical care and non-clinical care areas that are expected to have a favorable effect on health outcomes and enrollee satisfaction. Each performance improvement project must be completed in a reasonable time period so as to generally allow information on the success of performance improvement projects in the aggregate to produce new information on quality of care every year. The Centers for Medicare and Medicaid Services (CMS), in consultation with states and other stakeholders, may specify performance measures and topics for performance improvement projects. If CMS specifies performance improvement projects, the plan will participate and this will count towards the Agency-approved quality-of-care projects. Each individual CMS project can be counted as one of the Agency-approved quality of care projects. The quality-of-care projects used to measure performance improvement projects shall include diagrams (e.g. algorithms and /or flow charts) for monitoring and shall:

         1. Target specific conditions and specific health service delivery issues for focused individual practitioner and system-wide monitoring and evaluation.

         AHCA CONTRACT NO. FA522, ATTACHMENT I, PAGE 48 OF 166

July 2004                                                  Medicaid HMO Contract

                  2. Use clinical care standards or practice guidelines to objectively evaluate the care the entity delivers or fails to deliver for the targeted clinical conditions.

                  3. Use appropriate quality indicators derived from the clinical care standards or practice guidelines to screen and monitor care and services delivered.

                  4. Implement system interventions to achieve improvement in quality.

                  5.       Evaluate the effectiveness of the interventions.

                  6. Provide sufficient information to plan and initiate activities for increasing or sustaining improvement.

                  7. Monitor the quality and appropriateness of care furnished to enrollees with special health care needs.

                  8. Reflect the population served in terms of age groups, disease categories, and special risk status.

                  9. Ensure that appropriate health professionals analyze data.

                  10. Ensure that multi-disciplinary teams will address system issues.

                  11. Include objectives and quantifiable measures based on current scientific knowledge and clinical experience and have an established goal or benchmark.

                  12. Identify and use quality indicators that are measurable and objective.

                  13. Validate the design to assure that the data to be abstracted during the QI project is accurate, reliable and developed according to generally accepted principles of scientific research and statistical analysis.

                  14. Maintain a system for tracking issues over time to ensure that actions for improvement are effective.

         The plan's quality improvement information shall be used in such processes as recredentialing, recontracting, and annual performance ratings of individuals. It shall also be coordinated with other performance monitoring activities, including utilization management, risk management, and resolution and monitoring of member grievances. There shall also be a link between other management activities such as network changes, benefits redesign, medical management systems (e.g., precertification), practice feedback to physicians, patient education, and member services.

         The plan's quality improvement program shall have a peer review component with the authority to review practice methods and patterns of individual physicians and other health care professionals, morbidity/mortality, and all grievances related to medical treatment; evaluate the appropriateness of care rendered by professionals; implement corrective action when deemed necessary; develop policy recommendations to maintain or enhance the quality of care provided to Medicaid enrollees; conduct a review process which includes the appropriateness of diagnosis and subsequent treatment, maintenance of medical records requirements, adherence to standards generally accepted by professional group peers, and the process and outcome of care; maintain written minutes of the meetings; receive all written and oral allegations of inappropriate or aberrant service; and educate recipients and staff on the role of the peer review authority and the process to advise the authority of situations or problems.

         f. Pursuant to 42 CFR 438.208(c)(1), the plan shall implement mechanisms to identify persons with special health care needs, as those persons are defined by the Agency.

         AHCA CONTRACT NO. FA522, ATTACHMENT I, PAGE 49 OF 166

July 2004                                                  Medicaid HMO Contract

         g.       Plan Service Performance

         The following table designates the weight assigned to each performance measure in Agency-defined categories.

                                                 (MINIMUM OF 3) QUALITY
                                                     IMPROVEMENT &
                            ON-SITE AUDIT            PERFORMANCE
CAHPS            CHCUP       COMPLIANCE              INDICATORS                      ACCREDITATION
-----            -----      -------------        ----------------------              -------------
 15%              20%           15%                      35%                              15%

         The External Quality Review Organization vendor (EQRO) may recommend how items will be scored to get these ratings. Overall scoring will apply until modified by the EQRO and would be measured as:

RATING                             SCORE
------                             -----
Excellent                          91-100
Commendable                        81-90
Passing                            71-80
Provisional                        61-70
Failed                             <60

                  1. CONSUMER ASSESSMENT OF HEALTH PLANS STUDY (CAHPS) SURVEY results in yearly conducted survey data regarding the member's assessment of their satisfaction with health care services. See section
                           20.12.2. Starting with the 2004 HMO report, the plans will be rated in five areas based on the latest CAHPS survey:

                                    Overall Plan Satisfaction

                                    Ease in Getting to See A Specialist

                                    Ease in Getting Needed Care, Tests, or
                                    Treatment

                                    How Well Providers Communicate with Members

                                    Getting Help from Customer Service

                           All of the above items correspond to one question in the consumer survey except for "How Well Providers Communicate with Members." It contains the combined results to four survey questions about how well providers communicate.

                  Possible ratings are 0 to 5 stars in each area. The plan performance scoring is based on the value given by the CAHPS survey and is converted to stars. The CAHPS survey stars will be equated to points for this section of the contract. The points are totaled and averaged into a composite overall rating for this section. For example, if two categories scored five stars (= 2 x 15 points), two categories scored four stars (= 2 x 12 points), and one scored three stars (= 1 x 8 points), the total score is 62 points averaged by the number of categories (rounded to the nearest whole number). The example's composite plan performance score in this section of the contract is 12 points.

PLAN PERFORMANCE                      POINTS AWARDED
----------------                      --------------
    *****                                  15
    ****                                   12
    ***                                     8
    **                                      4
    *                                       1
   No Stars                                 0

                  2. CHCUP PARTICIPATION GOAL OF 80 PERCENT. Plan performance should be measured in improvement and statutory benchmarks using federal definitions and audited data.

         AHCA CONTRACT NO. FA522, ATTACHMENT I, PAGE 50 OF 166

July 2004                                                  Medicaid HMO Contract

                                                        POINTS
          PLAN PERFORMANCE                              AWARDED
80% or above                                             20
Equal to or greater than 66% and <80%                    18
15% annual improvement                                   16
10-14% annual improvement                                14
7-9% annual improvement                                  12
5-6% annual improvement                                  10
>3% annual improvement                                   8
>1% annual improvement                                   5

                  3. In the On-Site Compliance Audit by the Agency's Bureau of Managed Care, contract compliance is assessed, reviewed, and evaluated. This scoring is used to measure plan performance by recording the "percentage met" of all the standards currently contained in the Medicaid HMO contract. This is considered a critical element and failure to meet partial compliance may require immediate corrective action. This audit is conducted every year by the Agency. The EQRO may monitor the survey results and may advise the Agency to modify weights.

   PLAN                                                      POINTS
PERFORMANCE               COMPLIANCE                         AWARDED
-----------               ----------                         -------
95-100%                    Total Compliance                    15
 94-90%                    Substantial Compliance              10
 89-85%                    Partial Compliance                  5
 80-84%                    Minimal Compliance                  1
   <80%                    Non-Compliance                      0

                  4. QUALITY IMPROVEMENT AND PERFORMANCE INDICATORS are a combination of (2) HEDIS measurements and (1) plan selected indicator, Maternity Care. The two HEDIS measures will be based on those for which the most plans reported and show the greatest overall improvement. Benchmarks will be based on national or regional Medicaid rates. Improvement in HEDIS measurement shall be measured using baseline data. The HEDIS 2004 contains measurement year 2003 data and HEDIS 2005 contains measurement year 2004 data. Health plans will be reporting to AHCA October 1, 2004, measurement year 2003 data that will be published in the 2005 HMO REPORT (Choosing A Quality Health Plan). Health plans will be reporting to AHCA October 1, 2005, measurement year 2004 data that will be published in the 2006 HMO REPORT (Choosing a Quality Health Plan).

                                                                      POINTS
PLAN PERFORMANCE                                                      AWARDED
----------------                                                      -------
Meet/exceed benchmarks - 3 indicators                                    35
Meet/exceed benchmarks - 2 of 3 indicators                               30
Substantial improvement demonstrated - 3 of 3                            25
Substantial improvement demonstrated - 2 of 3                            20
Substantial improvement demonstrated -1 of 3                             15
Minimal improvement demonstrated - 3 of 3                                10
Interventions implemented - 3 of 3                                        0
Interventions in place without success and/or noncompliance               0

         AHCA CONTRACT NO. FA522, ATTACHMENT I, PAGE 51 OF 166

July 2004                                                  Medicaid HMO Contract

                           DEFINITIONS FOR BENCHMARKS

PLAN PERFORMANCE                                               DEFINITION
----------------                                               -----------
Meet/exceed benchmarks                                         >5% increase from prior year
Substantial improvement demonstrated                           >3% increase from prior year
Minimal improvement demonstrated
  Interventions implemented                                    >1% increase from prior year
Interventions in place without success and/or
     noncompliance                                                 No Improvement

                  Indicators:

                           a.       HEDIS measures pursuant to Agency rule.

                           b.       A HEDIS measure for Maternity Care.

         5. ACCREDITATION is performed and scored by a national accrediting body, pursuant to section 40.6, every 1 to 3 years depending on the outcome of previous audit and accrediting body program. The accrediting organization ascertains the plan's capability in assessing, measuring, demonstrating, and providing comprehensive, effective, and efficient care.

PLAN PERFORMANCE                  POINTS AWARDED
----------------                  --------------
 EXCELLENT                           15
 COMMENDABLE                         10
 PROVISIONAL                          5
 CONDITIONAL                          0

PLAN
PERFORMANCE                     JCAHO               URAC            AAAHC           NCQA             SCORE
-----------                     -----               ----            -----           ----             -----
                                                    Full            Full
                           Full compliance       compliance       compliance      Excellent
EXCELLENT                     3 years              2 Years         3 years         3 years             15

                           Accreditation with
                            requirements for     Conditional      One Year       Commendable           10
COMMENDABLE                  improvement

                                                 Corrective
PROVISIONAL                  Provisional           Action         6 months        Accredited            5

CONDITIONAL                  Conditional                                          Provisional           0

                              Denied              Denied          Denied          Denied               0

20.12.1  UTILIZATION MANAGEMENT

         The plan's quality improvement program shall have a utilization management component that includes the following:

            a. The plan must develop and have in place utilization management policies and procedures that include protocols for prior approval and denial of services, hospital discharge planning, physician profiling, and retrospective review of both inpatient and ambulatory claims meeting pre-defined criteria.

            b. The plan must develop procedures for identifying patterns of over-and under-utilization of members and for addressing potential problems identified as a result of these analyses.

         AHCA CONTRACT NO. FA522, ATTACHMENT I, PAGE 52 OF 166

July 2004                                                Medicaid HMO Contract

         c. The plan's internal utilization management policies and procedures must be consistent with the utilization control program requirements in 42 CFR 456.

         d. The plan shall report fraud and abuse information identified through the utilization management program to the Agency in accordance with 42 CFR 455.1(a)(1).

         e. The plan shall have a procedure for members to obtain a second medical opinion and shall be responsible for payment of such services. The plan shall clearly state its procedure for obtaining a second medical opinion in the member handbook. The plan's second opinion procedure shall comply with section 641.51, F.S.

         f. The plan's service authorization systems shall provide authorization numbers, effective dates for the authorization, and written confirmation to the provider of denials, as appropriate. Pursuant to 42 CFR 438.210(b)(3), any decision to deny a service authorization request or to authorize a service in an amount, duration, or scope that is less than requested, must be made by a health care professional who has appropriate clinical expertise in treating the enrollee's condition or disease. Pursuant to 42 CFR 438.210(c), the plan must notify the requesting provider of any decision to deny a service authorization request or to authorize a service in an amount, duration, or scope that is less than requested. The notice to the provider need not be in writing. The plan must notify the enrollee in writing of any decision to deny a service authorization request or to authorize a service in an amount, duration, or scope that is less than requested.

                  Pursuant to 42 CFR 438.404(a), 42 CFR 438.404(c) and 42 CFR
                  438.210(b) and (c), the plan must give the enrollee written notice of any "action" as defined in section 100.0, Glossary, within the time frames for each type of action. Pursuant to 42 CFR 438.404(b) and 42 CFR 438.210(c), the notice must explain:

                  1.       The action the plan has taken or intends to take.

                  2.       The reasons for the action.

                  3. The enrollee's or the provider's right to file a grievance/appeal.

                  4.       The enrollee's right to request a Medicaid Fair
                           Hearing.

                  5. Procedures for exercising enrollee rights to appeal or grieve.

                  6. Circumstances under which expedited resolution is available and how to request it.

                  7. Enrollee rights to request that benefits continue pending the resolution of the appeal, how to request that benefits be continued, and the circumstances under which the enrollee may be required to pay the costs of these services.

                  Pursuant to 42 CFR 438.404 (a) and (c), the notice must be in writing and must meet the language and format requirements of 42 CFR 438.10(c) and (d) to ensure ease of understanding.

                  The plan must mail the notice within the following time frames:

                  1. For termination, suspension, or reduction of previously authorized Medicaid-covered services, within the time frames specified in 42 CFR 431.211, 431.213, and 42 CFR 431.214.

                  2. For denial of payment, at the time of any action affecting the claim.

                  3. For standard service authorization decisions that deny or limit services, within the time frame specified in 42 CFR 438.210(d)(1).

         AHCA CONTRACT NO. FA522, ATTACHMENT I, PAGE 53 OF 166

July 2004                                                  Medicaid HMO Contract

                  4. If the plan extends the time frame in accordance with 42 CFR 438.210(d)(1), it must:

                           Give the enrollee written notice of the reason for the decision to extend the time frame and inform the enrollee of the right to file a grievance if he or she disagrees with that decision.

                           Issue and carry out its determination as expeditiously as the enrollee's health condition requires and no later than the date the extension expires.

                  5. For service authorization decisions not reached within the time frames specified in 42 CFR 438.210(d) (which constitutes a denial and is thus an adverse action), on the date that the time frames expire.

                  6. For expedited service authorization decisions, within the time frames specified in 42 CFR 438.210(d).

20.12.2  INDEPENDENT MEMBER SATISFACTION SURVEY

         The plan shall participate in enhanced managed care quality improvement including at least the following:

         a. The plan shall participate in an independent survey of member satisfaction, currently the Consumer Assessment of Health Plans Study survey (CAHPS), conducted by the Agency on an annual basis in accordance with section 409.912, F.S.

         b. The plan shall use the results of the annual member satisfaction survey to develop and implement plan wide activities designed to improve member satisfaction. These activities shall include, but not be limited to, analyses of the following: formal and informal member complaints, claims timely payment, disenrollment reasons, policies and procedures, and any pertinent internal improvement plan implemented to improve member satisfaction. Activities pertaining to improving member satisfaction resulting from the annual member satisfaction survey must be reported to the Agency on a quarterly basis within 30 days after the end of a reporting quarter

20.13    MEDICAL RECORDS REQUIREMENTS

         The plan shall ensure medical records are maintained for each member enrolled under this contract in accordance with this section. The record shall include the quality, quantity, appropriateness and timeliness of services performed under this contract.

         a. The following medical record standards must be included/followed in each member's records as appropriate:

                  1. Identifying information on the member, including name, member identification number, date of birth and sex, and legal guardianship.

                  2.       Each record must be legible and maintained in detail.

                  3. A summary of significant surgical procedures, past and current diagnosis or problems, allergies, untoward reactions to drugs and current medications.

                  4.       All entries must be dated and signed.

                  5. All entries must indicate the chief complaint or purpose of the visit; the objective findings of practitioner; diagnosis or medical impression.

                  6. All entries must indicate studies ordered, for example: lab, x-ray, EKG, and referral reports.

         AHCA CONTRACT NO. FA522, ATTACHMENT I, PAGE 54 OF 166

July 2004                                                  Medicaid HMO Contract

                  7. All entries must indicate therapies administered and prescribed.

                  8. All entries must include the name and profession of practitioner rendering services, for example: M.D., D.O., O.D., including signature or initials of practitioner.

                  9. All entries must include the disposition, recommendations, instructions to the patient, evidence whether there was follow-up, and outcome of services.

                  10.      All records must contain an immunization history.

                  11. All records must contain information on Smoking/ETOH (ethyl alcohol)/substance abuse.

                  12. All records must contain record of emergency care and hospital discharge summaries.

                  13. All records must reflect the primary language spoken by the member and translation needs of the member.

                  14. All records must identify members needing communication assistance in the delivery of health care services.

                  15. All records must contain documentation that the member was provided written information concerning the member's rights regarding advanced directives (written instructions for living will or power of attorney), and whether or not the member has executed an advance directive. The provider shall not, as a condition of treatment, require the member to execute or waive an advance directive in accordance with section 765.110, F.S. The plan must comply with the requirements 42 CFR 422.128 for maintaining written policies and procedures for advance directives.

         b. The plan shall have a policy to ensure the confidentiality of patient records in accordance with 42 CFR, Part 431, Subpart
                  F. This policy shall also include confidentiality of a minor's consultation, examination, and treatment for a sexually transmissible disease in accordance with section 384.30, F.S.

         c. The plan shall have a policy to ensure compliance with the Privacy and Security provisions of the Health Insurance Portability and Accountability Act (HIPAA).

         d. The plan shall have a procedure to capture in its medical records, services provided to its members by non-plan providers. Such services must include, but not necessarily be limited to, family planning services, preventive services, and services for the treatment of sexually transmitted diseases.

20.14    MEDICAL RECORD REVIEW

         If the plan is not accredited under the provisions of 641.512, F.S. or if the plan is accredited by an entity that does not review the medical records of the plan's primary care physicians, then the plan shall conduct medical record reviews of Medicaid members to ensure that practitioners provide high quality health care that is documented according to established standards. These standards, which must include all medical record documentation requirements addressed in this contract, must be distributed to all providers. The plan must conduct these reviews at all primary care practice sites that serve 50 members or more. Practice sites include both individual offices and large group facilities. Each practice site meeting these criteria must be reviewed at least once during the two-year contract period. The plan must review a reasonable number of records at each site to determine compliance. Five to 10 records per site is a generally-accepted target, though additional reviews must be completed for large group practices or when additional data is necessary in specific instances. The plan shall report the results of all medical record reviews to the plan analyst within 30 calendar days of the review.

         The plan must maintain a written strategy for conducting these reviews. This strategy must include designated staff who will perform this duty, the method of case selection, the anticipated number of reviews by practice site, and the tool that will be used. The plan must also indicate how the compiled

         AHCA CONTRACT NO. FA522, ATTACHMENT I, PAGE 55 OF 166

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July 2004                                                  Medicaid HMO Contract

         information will be linked to other plan functions, such as quality improvement, credentialing, and peer review.

20.15    QUALITY AND PERFORMANCE MEASURES

         Quality and performance measures shall be evaluated at least once annually at dates to be determined by the Agency or as otherwise specified by this contract. The plan will implement an enhanced quality improvement and performance measurement system to provide for the delivery of quality care with the primary goal of improving the health status of members.

         The plan in conjunction with the Agency will participate in workgroups to plan further quality improvement strategies and learning to use best practice methods for enhancing quality of health care.

         If CAHPS, the AHCA quality indicators, the annual medical record audit or the external quality review indicate that the plan's performance is not acceptable, then the Agency may restrict the plan's enrollment activities including but not limited to termination of mandatory assignments.

         For plan performance that is not acceptable, the Agency shall require the plan to submit a corrective action plan. Failure to provide a corrective action plan within the time specified shall be cause for the Agency to immediately terminate all enrollment activities and mandatory assignment. When considering whether to impose a limitation on enrollment activities or mandatory assignment, the Agency may consider the HMOs cumulative performance on all quality and performance measures.

20.16    ANNUAL MEDICAL RECORD AUDIT

         The Agency may conduct an annual medical record audit of the plan. The plan shall furnish specific data requested by the Agency in order to conduct the audit. If the medical audit indicates that quality of care is not acceptable pursuant to contractual requirements, the Agency may restrict the plan's enrollment activities pending attainment of acceptable quality of care.

20.17    INDEPENDENT MEDICAL REVIEW (EXTERNAL QUALITY REVIEW)

         The Agency shall provide for an independent review of Medicaid services provided or arranged by the provider. The plan shall provide information necessary for the review based upon the requirements of the Agency or the Agency's independent peer review contractor. The information shall include quality outcomes concerning timeliness of and access to services covered under the contract. The review shall be performed at least once annually by an entity outside state government. If the medical audit indicates that quality of care is not acceptable pursuant to contractual requirements, the Agency may restrict the plan's enrollment activities pending attainment of acceptable quality of care.

         AHCA CONTRACT NO. FA522, ATTACHMENT I, PAGE 56 OF 166

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July 2004                                                  Medicaid HMO Contract

30.0     MARKETING AND ENROLLMENT

30.1     MARKETING, PRE-ENROLLMENT MATERIALS AND POST-ENROLLMENT MATERIALS

         The plan shall ensure that all marketing, pre-enrollment, member, disenrollment, and grievance materials developed for the Medicaid population adhere to the following policies and procedures:

         a. All materials developed for the Medicaid population must be at or near the fourth-grade comprehension level so that the materials are understandable (in accordance with section 1932(a)(5) of the Social Security Act as enacted by section 4701 of the Balanced Budget Act of 1997), and be available in alternative communication methods (such as large print, video or audio recordings, or Braille) appropriate for persons with disabilities.

         b. The plan shall assure that appropriate foreign language versions of all materials are developed and available to members and potential members. The plan shall provide interpreter services in person where practical, but otherwise by telephone, for applicants or members whose primary language is a foreign language. Foreign language versions of materials are required if, as provided annually by the Agency, the population speaking a particular foreign (non-English) language in a county is greater than five percent.

         c. For each new contract period, the plan shall submit to the Agency for written approval, pursuant to section 409.912, F.S., its marketing strategy and all marketing and pre-enrollment materials no later than 60 calendar days prior to contract renewal, and for any changes in marketing and pre-enrollment materials during the re-contracting and renewal period, no later than 60 calendar days prior to implementation. The marketing materials must be distributed in the plan's entire service area in accordance with section 4707 of the Balanced Budget Act of 1997.

         d. Marketing materials include, but are not limited to, all solicitation materials; forms; brochures; fact sheets; posters; lectures; Medicaid recruitment materials and presentations; pre-enrollment applications, etc.

         e. To announce a specific event, the plan shall submit a request to market pursuant to section 30.2.2.1, Approval Process, and include the announcement of the event that will be given out to the public.

         f. General advertising materials and general marketing materials used by an HMO to solicit both non-Medicaid and Medicaid beneficiaries are not subject to prior approval of the Agency.

30.2     MARKETING ACTIVITIES

         The plan shall be responsible for developing and implementing a written plan designed to solicit enrollment from Medicaid eligible persons and to control the actions of its marketing staff. All of the marketing policies set forth in this contract apply to staff, subcontractors, plan volunteers and all persons acting for or on behalf of the plan. All materials developed shall be governed by the following requirements.

         a. Market Area. The plan shall limit its market area to residents identified in section 90.0, Payment and Maximum Authorized Enrollment Levels, or in any amendment of this contract. The plan shall not solicit applications for enrollment from residents of a service area which is not authorized by the contract.

         b. Marketing Practices. The plan is not authorized to make any presentations or engage in any recruitment activities that are not approved, in writing, by the Agency.

                  Violations of any of the policies listed below shall subject the plan to rescission of its authorization to market in all or specific locations, or through any or all methods, as determined by the Agency. The plan may dispute rescission of marketing authorization for a period in excess of one month pursuant to section 70.10, Disputes.

              AHCA CONTRACT NO. FA522, ATTACHMENT I, PAGE 57 OF 166

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30.2.1   PROHIBITED ACTIVITIES

         The plan is prohibited from engaging in any of the following practices or activities:

         a. In accordance with section 409.912, F.S., practices that are discriminatory, including, but not limited to, attempts to discourage enrollment or reenrollment on the basis of actual or perceived health status.

         b. In accordance with section 409.912, F.S., activities that could mislead or confuse beneficiaries, or misrepresent the organization, its marketing representatives, or the Agency. No fraudulent, misleading, or misrepresentative information shall be used in marketing including information regarding other governmental programs.

         c. Overly aggressive solicitation, such as repeated telephoning, continued recruitment after an offer for enrollment is declined by a beneficiary, or similar techniques. Plan representatives shall not directly solicit individuals for the purpose of enrolling in the plan except as provided in section 30.2.2, Permitted Activities.

         d. In accordance with section 409.912, F.S., granting or offering of any monetary or other valuable consideration for enrollment, except as authorized by section 409.912, F.S.

         e. Direct or indirect cold call marketing for solicitation of Medicaid beneficiaries, either by door-to-door, telephone or other, in accordance with section 4707 of the Balanced Budget Act of 1997, and section 409.912, F.S. Cold call marketing is defined as any unsolicited personal contact with a potential enrollee by an employee or agent of a managed care entity for the purpose of influencing the individual to enroll with the entity.

         f. Offers of insurance, such as but not limited to, accidental death, dismemberment, disability or life insurance.

         g. Enlisting the assistance of any employee, officer, elected official or agent of the state in recruitment of Medicaid beneficiaries except as authorized in writing by the Agency.

         h. In accordance with section 409.912, F.S., false or misleading claims that the state or county recommends that a Medicaid beneficiary enroll with the plan.

         i. In accordance with section 409.912, F.S., claims that a Medicaid beneficiary will lose benefits under the Medicaid program or any other health or welfare benefits to which the beneficiary is legally entitled, if the beneficiary does not enroll with the plan.

         j. In accordance with 42 CFR 438.104(b)(2)(i), any assertion or statement (whether written or oral) that the beneficiary must enroll in the plan in order to obtain benefits or in order to not lose benefits.

         k. In accordance with section 409.912, F.S. and 42 CFR 438.104(b)(2)(ii), false or misleading claims that the entity is recommended or endorsed by any federal, state or county government, the Agency, CMS, or any other organization which has not certified its endorsement in writing to the plan.

         l. In accordance with section 409.912, F.S., false or misleading claims that marketing representatives are employees or representatives of the state or county, or of anyone other than the entity or the organization by whom they are reimbursed.

         m Offers of material or financial gain to any persons soliciting, referring or otherwise facilitating beneficiary enrollment except for authorized licensed marketing representatives. The plan shall ensure that only licensed marketing representatives market the plan to beneficiaries.

         n. Giving away promotional items in excess of a $1.00 retail value to attract attention. Items to be given away shall bear the plan's name and shall only be given away at health fairs or other general public

         AHCA CONTRACT NO. FA522, ATTACHMENT I, PAGE 58 OF 166

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July 2004                                                  Medicaid HMO Contract

                  events. In addition, such promotional items must be offered to the general public and shall not limited to persons who indicate they will enroll in the plan.

         o. The plan may not market prior to enrollment the incentives that shall be offered to the member as described in section 10.10, Incentive Programs. Marketing may describe the programs (not the incentives) that shall be offered (e.g., prenatal classes). The plan may inform members once they are actually enrolled in the plan about the specific incentives available. No incentives shall be of a gambling or controlled substance nature (e.g., lottery tickets, tobacco products, drugs, alcohol, etc).

         p. In accordance with section 409.912, F.S., marketing Medicaid recipients in state offices unless approved in writing and approved by the affected state Agency when solicitation occurs in the another state Agency. The Agency shall ensure that marketing representatives stationed in state offices market their managed care plans to Medicaid beneficiaries only in designated areas and in such a way as to not interfere with the beneficiaries' activities in the state office. The plan shall not use any other state facility, program, or procedure in the recruitment of Medicaid beneficiaries except as in writing by the Agency. Request for approval of activities at state offices must be submitted to the plan analyst at least 30 calendar days prior to the activity.

         q. Marketing face-to-face to assigned members unless the member contacts the plan and requests a marketing interview. The plan shall keep documentation of such contacts and visits in the member's file. However, upon the effective date of enrollment, plan marketing staff or other plan staff may visit members in order to obtain completed new member materials. All such visits must be documented the member's file.

         r. Providing any gift, commission, or any form of compensation to the enrollment and disenrollment services contractor, including the contractor's full-time, part-time or temporary employees and subcontractors. The Agency shall sanction any such actions as provided for in section 70.17, Sanctions.

         s.       All activities included in section 641.3903, F.S.

30.2.2   PERMITTED ACTIVITIES

         The plan may engage in the following activities under the supervision and with the approval of the Agency:

         a. The plan upon notifying the Agency may have a marketer in provider offices as long as the provider approves and the marketer provides information to the beneficiary only upon request. In addition, the plan and the provider shall not require the beneficiary to visit the marketer, nor shall the marketer approach the beneficiary. No sales activities (i.e., enrollment applications) will be allowed in provider offices. However, the plan may leave Agency approved referral cards in provider offices, at public events and health fairs. These cards may be completed by Medicaid beneficiaries and delivered to the plan or turned in at the provider office. Information on the card is limited to name, address and telephone number of the prospective member and space for a signature. A space to note a contact may be provided. A follow up visit to the beneficiary's home may not occur prior to the referral being logged by the plan's regional or headquarters member services office. Twenty-four hours or the next business day must elapse after the request is logged before the home visit may occur.

         b. The plan may market at state offices, health fairs and public events and contact thereafter, in person potential enrollees who request further information about the plan in accordance with section 4707 of the Balanced Budget Act of 1997. The plan shall submit, for review and approval by the Agency, its intent to market at health fairs and public events at least two weeks prior to the event. The plan shall obtain a completed Agency approved disclosure form from each organization participating in a health fair or public event prior to the event. The disclosure form is only required when the plan is the primary organizer of the health fair or public event. If the plan has been invited by a community organization to be a sponsor of an event, the plan shall provide the Agency with a copy of the

         AHCA CONTRACT NO. FA522, ATTACHMENT I, PAGE 59 OF 166

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July 2004                                                  Medicaid HMO Contract

                  invitation in lieu of the disclosure form. All completed disclosure forms must be sent to the Agency with the plan's request for approval of the event.

         c. A "health fair" means an event conducted in a setting which is open to the public or a segment of the public (such as the "elderly" or "school children") at which information about health care services, facilities, research, preventive techniques, or other health care information is disseminated. At least two health related organizations must actively participate in the health fair.

         d. A "public event" is an event sponsored for the public or segment of the public by two or more actively participating organizations, one of which may be a health organization.

         e. The main purpose of a health fair or a public event shall not be Medicaid plan marketing, but Medicaid plan marketing may be provided at these events, subject to Agency rules and oversight.

         f. Marketing face-to-face to Medicaid beneficiaries may be allowed if the Medicaid beneficiary contacts the plan's headquarters or regional member services office directly to request a home visit. The plan shall not allow the visit to the Medicaid beneficiary's home to occur before the next business day or 24 hours have elapsed since the request for the visit. The plan must be able to provide evidence to the Agency that the 24-hour or next business day requirement has been met. The plan will be required upon request by the Agency to provide a log that shows how initial contact with the beneficiary was made. Only Agency registered marketing representatives shall be allowed to make home visits. Each plan shall make available to the Agency as requested a report of the number of home visits made by each Agency registered marketing representative to Medicaid beneficiary's homes.

30.2.2.1 APPROVAL PROCESS

         Health Fairs and public events shall be approved or denied by the Agency using the following process:

         a. A plan shall submit its bi-monthly marketing schedule to the Agency, two weeks in advance of each month. The marketing schedule may be revised if a plan provides notice to the Agency one week prior to the public event or the health fair. The Agency may expedite this process as needed.

         b. The Agency shall approve or deny the plan's bi-monthly marketing schedule and revision request no later than the following working day.

         c. The Agency shall establish a standard form that shall be used by the plan. The form shall include minimum requirements for necessary information. The Agency shall explain in writing what is sufficient information for each requirement.

         d. The Agency shall establish a statewide log to track the approval and disapproval of health fairs, public events, and events in provider offices, and state offices.

         e. The Agency may provide verbal approvals or disapprovals to meet the next working day requirement, but the Agency shall follow up in writing with specific reasons for disapprovals.

30.2.3   SUBCONTRACTOR'S COMPLIANCE

         The plan shall ensure its health care providers comply with the following marketing requirements:

         a. Health care providers may give out plan brochures at health fairs or in their own offices comparing the benefits of different plans with which they contract. However, they cannot orally compare benefits among plans unless marketing representatives from each plan are present.

         b. Health care providers may co-sponsor events, such as health fairs and cooperatively market and advertise with the plan in indirect ways; such as, television, radio, posters, fliers, and print advertisements.

         AHCA CONTRACT NO. FA522, ATTACHMENT I, PAGE 60 OF 166

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July 2004                                                  Medicaid HMO Contract

         c. Health care providers may announce a new affiliation with a plan or give a list of plans they contract with to their patients.

         d. Health care providers cannot furnish lists of their fee-for-service beneficiaries to plans with which they contract, nor can providers furnish other HMOs' membership lists to any plan, nor can providers take applications in their offices.

30.3     MARKETING REPRESENTATIVES

         The plan shall not subcontract with any brokerage firm or independent agent for purposes of marketing or pre-enrollment activities.

         The plan shall, prior to allowing the marketing representative to pre-enroll beneficiaries, verify with the DFS that all marketing representatives are properly licensed pursuant to the requirements of chapter 641, F.S. The plan shall also verify the marketing representative is in good standing with the DFS.

         The plan shall be required to register each marketing representative with the Agency. The registration shall consist of providing the Agency with the representative's name; address; telephone number; cellular telephone number; DFS license number; the names of all Medicaid plans with which the representative was previously employed; and the name of the Medicaid plan with which the agent is presently employed. The plan shall provide the Agency on a monthly basis information on terminations of all marketing representatives. The plan shall maintain and make available to the Agency upon request evidence of current licensure and contractual agreements with all marketing representatives used by the plan to recruit beneficiaries.

         The plan shall report to the Department of Financial Services and the Agency any marketing representative who violates any of these contract requirements, within 15 calendar days of knowledge of such violation.

         While marketing, authorized marketing representatives shall wear picture identification that includes their DFS license number and identifies the plan represented.

         The marketing representative shall inform the beneficiary that the representative is not an employee of the state, but is a representative of the plan.

         The plan shall not pay commission compensation, or shall recoup commissions paid, to marketing representatives for new members whose voluntary disenrollment is effective within the first three months of their initial enrollment, unless the disenrollment is due to the member moving out of the county in which the plan has been authorized to operate. In addition, the plan shall not pay commission compensation, or shall recoup commissions paid, to marketing representatives for Medicaid ineligible beneficiaries outlined in section 10.3, Ineligible Beneficiaries, who were enrolled in error. A marketing representative's monthly commission cannot exceed 40 percent of the marketing representative's total monthly compensation, excluding benefits.

         The plan shall instruct and provide initial and periodic training to its marketing representatives regarding the marketing, pre-enrollment, and general service provisions requirements of the contract.

         The plan shall implement procedures for background and reference checks for use in its marketing representative hiring practices.

30.4     MARKETING AND PRE-ENROLLMENT GRIEVANCES

         The plan shall develop and maintain procedures to log and resolve marketing and pre-enrollment grievances, including procedures that address the resolution of repeated grievances against marketing staff. The procedures shall contain a provision that a plan employee outside the marketing department must handle the resolution of all repeated marketing grievances.

         AHCA CONTRACT NO. FA522, ATTACHMENT I, PAGE 61 OF 166

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July 2004                                                  Medicaid HMO Contract

30.5     PRE-ENROLLMENT ACTIVITIES

         The plan shall refer beneficiaries interested in enrolling in the plan to the enrollment and disenrollment services contractor. However, the plan may perform pre-enrollment under the supervision of the Agency or its designee pursuant to Agency pre-enrollment and marketing guidelines. Pursuant to section 409.912, F.S., pre-enrollment means the provision of marketing and educational materials to a Medicaid recipient and assistance in completing the pre-enrollment application, but shall not include actual enrollment into a managed care plan. A request for enrollment shall not be deemed complete until the Agency or its agent verifies that the recipient made an informed, voluntary choice.

         Upon approval of the Agency, the plan may assist the beneficiary with the completion of a pre-enrollment application, also known as request to enroll (RTE), in accordance with section 409.912, F.S., and Agency pre-enrollment and marketing guidelines.

         Pre-enrollment applications may be for an individual or for a family. For voluntary members, all such applications must contain at least the following information for each applicant: name; address (home and mailing); county of residence; telephone number; Medicaid ID number; social security number; date of birth; date of application; applicant's signature or signature of parent or guardian; and marketing representative's signature and DFS license number. No health status information may be asked on the pre-enrollment application.

         The plan shall furnish the beneficiary, at the time of application, with a copy of the completed pre-enrollment application.

         For pre-enrollment including assignment, the plan shall accept the beneficiary in the health condition the beneficiary is in at the time of pre-enrollment.

         The plan shall accept pre-enrollment applications only from beneficiaries who reside within the authorized service area. In addition, the plan shall enroll beneficiaries using the provider number associated with the county in which the beneficiary resides.

         The plan shall provide a release form, in new member materials or in another format acceptable to the Agency, to each applicant authorizing the plan to release medical information to the federal and state governments or their duly appointed agents.

         If the voluntary applicant is recognized to be in foster care by the plan, and is dependent, prior to enrollment the plan must receive written authorization from (1) a parent, (2) a legal guardian, or (3) the Department of Children and Families (DCF), or DCF's delegate. If a parent is unavailable, the plan shall obtain authorization from the DCF.

         The plan must provide a reasonable written explanation of the plan to the beneficiary prior to accepting the pre-enrollment application. The information must comply with CFR 438.10, to ensure that, before enrolling, the beneficiary receives, from the plan or the enrollment and disenrollment services contractor, accurate oral and written information he or she needs to make an informed decision on whether to enroll.

         The plan shall explain to all applicants that the family may choose to have all members served by the same primary care provider or they may choose different primary care providers based on each member's needs.

         The plan shall not market to mandatory assigned beneficiaries prior to the effective enrollment date of the beneficiary, unless the beneficiary calls and requests a visit.

30.6     ENROLLMENT

         The Agency or its designee, upon receipt of the pre-enrollment transmission and upon receipt of Title XXI MediKids voluntary enrollment information from the Agency's MediKids' enrollment contractor, shall be responsible for:

         AHCA CONTRACT NO. FA522, ATTACHMENT I, PAGE 62 OF 166

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July 2004                                                  Medicaid HMO Contract

         a. Determining the applicant's eligibility for enrollment in the plan.

         b. Forwarding to the plan a list of all new members on a monthly basis, which shall include any voluntary MediKids enrollees to be enrolled by the plan.

         The plan shall provide to the Agency's enrollment and disenrollment services contractor complete Medicaid voluntary pre-enrollment application data in the agreed upon format and transmission method. Pre-enrollment application information shall be submitted to the Agency's enrollment and disenrollment services contractor as often as daily, according to the Agency-approved data rules for pre-enrollment application submissions. Error-free applications will remain pending up to 60 days awaiting beneficiary confirmation. Applications that are not confirmed and processed within 60 days of the pre-enrollment application date will be cancelled and must be retaken by the applicant.

         Plan enrollment may be temporarily suspended upon the plan's written request if approved by the Agency or as provided for in section 70.17 Sanctions.

         Membership begins at 12:01 a.m. on the first day of the calendar month that the member's name appears on the automated enrollment report. However, if the Agency requests the enrollment of a specific beneficiary, enrollment begins immediately upon notification. Membership is in whole months unless otherwise specified.

         If the plan's contract is renewed, the enrollment status of all members shall continue uninterrupted.

         The Agency, after processing the enrollment transmission from the enrollment and disenrollment services contractor and determining the applicant's eligibility for enrollment in the plan, shall forward to the plan a list of all new members and their respective plan primary care providers on a monthly basis. Additional enrollment data collected by the enrollment and disenrollment services contractor shall be provided to the plan upon the Agency taking into consideration any plan requests regarding transmittal items or formats. The Agency shall be responsible for informing the plan of resulting items and formats.

         New eligibles and existing beneficiaries subject to open enrollment who change from their current Medicaid managed health care plan shall remain enrolled in their plan for 12 months. Additionally, beneficiaries who are reinstated or regain eligibility within 60 days during their 12-month enrollment period shall remain "locked-in" until the date for the next open enrollment period. Members that move to a new county shall remain a member of their current plan if the plan operates in the new county. Beneficiaries will only be allowed to disenroll from plans outside of the annual open enrollment period if they meet a "good cause change" reason. The Agency shall forward to the plan the open enrollment status of the plan's current enrollees monthly.

         Pursuant to 1932(a)(4)(A) and (B) of the Social Security Act, the enrollment and disenrollment services contractor shall permit an individual eligible for medical assistance under the State plan who is enrolled with the plan to terminate (or change) such enrollment for good cause at any time (consistent with section 1903(m)(2)(A)(vi)), and without cause during the 90-day period following the date of the beneficiary's initial enrollment or the date the State sends the beneficiary notice of the enrollment, whichever is later, and at least every 12 months thereafter. The enrollment and disenrollment services contractor shall provide for notice to each enrollee of opportunity to terminate (or change) enrollment under such conditions. Such notice shall be provided at least 60 days before each annual enrollment opportunity.

         The plan accepts individuals eligible for enrollment in the order in which they apply without restriction (unless authorized by the CMS Regional Administrator), up to the limits set under the contract. The plan will not discriminate against individuals eligible to enroll on the basis of race, color, or national origin, and will not use any policy or practice that has the effect of discriminating on any basis including but not limited to race, color, or national origin.

         Enrollment is voluntary, except in the case of mandatory enrollment programs that comply with 42 CFR 438.50(a).

         AHCA CONTRACT NO. FA522, ATTACHMENT I, PAGE 63 OF 166

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July 2004                                                  Medicaid HMO Contract

30.6.1   BEHAVIORAL HEALTH ENROLLMENT

         To the maximum extent possible, the plan shall distribute to members in Agency areas, where behavioral health care has been implemented, to the plan's direct service behavioral health care providers based upon member choice and proximity of the member's residence to the plan service provider's location.

         For children in the care and custody of the DCF Foster Care, the plan shall consult with the appropriate DCF Family Safety and Preservation worker in order for the plan to identify an appropriate plan direct service behavioral health care provider who shall be responsible for monitoring all aspects of the beneficiary's behavioral health care.

         Upon new enrollment or re-enrollment of a member, in addition to the requirements of section 30.7, Member Notification, the plan shall provide the following information to the plan member:

         a. Procedures for obtaining required behavioral health services, including any additional plan phone numbers to be used for obtaining services;

         b. List of plan's behavioral health service centers (including city and county);

         c.       Member Handbook that shall include the following:

                  1. A notice that clearly states that the member may select an alternative behavioral health care coordinator or direct service behavioral health care provider within the plan, if one is available;

                  2. Description of behavioral health services provided, including limitations, exclusions and out-of-plan use;

                  3. Description of emergency behavioral health services and procedures both in and out of the plan's service area;

                  4. Information to assist the member in assessing a potential behavioral health problem.

         Upon the initial request for services, the plan shall provide the member with the name of the assigned behavioral health provider and an appointment with the provider that is within the required access times indicated in this section.

30.7     MEMBER NOTIFICATION

         The plan shall develop and implement written enrollment procedures, which shall be used to notify members of enrollment. The plan must give each beneficiary written notice of any change in the information required by this section, 42 CFR 438.10(f)(6), and 42 CFR 438.10(g) and
         (h), at least 30 days before the intended effective date of the change.

         a. Prior to, or upon enrollment, the plan shall provide the following information to all new members:

                  1. A written notice providing the actual or estimated date of enrollment, and the name, telephone number and address of the member's primary care physician.

                  2. Termination of a contracted provider, within 15 days after receipt or issuance of the termination notice, to each enrollee who received his or her primary care from, or was seen on a regular basis, by the terminated provider. The plan must make a good faith effort to give written notice of such termination to the enrollee.

         AHCA CONTRACT NO. FA522, ATTACHMENT I, PAGE 64 OF 166

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July 2004                                                  Medicaid HMO Contract

                  3. An explanation that assigned members or applicants may choose to have all family members served by the same primary care provider or they may choose different primary care providers based on each member's needs.

                  4. An explanation of the applicable restrictions of the plan, especially that the beneficiary must use the plan providers and secure appropriate referrals to receive care from providers outside the plan.

         b. The plan shall have procedures advising applicants and members of plan service delivery and provider network changes including the following:

                  1. Restrictions on provider access, including providers who are not taking new patients. Current members shall be advised on at least a six-month basis.

                  2. Termination of their assigned primary care physicians within five business days after the effective date of the termination.

                  3. Termination of hospital agreements within the service area within five business days after the effective date of the termination.

                  4. Providers' objections to counseling and referral services based on moral or religious grounds within 90 calendar days after the plan's change in policy regarding such a counseling or referral service as required by section 1932(b)(3), Social Security Act (enacted by section 4704 of the Balanced Budget Act of 1997).

                  5.       Members' option to change primary care providers.

                  6. Members' responsibility to notify the plan if they change county of residence, and to request a disenrollment if moving out of the service area, or choose a new primary care doctor if the member shall remain in the plan service area.

         c. Pursuant to 42 CFR 422.208 and 42 CFR 422.210, the plan shall provide information on the plan's physician incentive plans or on the plan's structure and operation to any Medicaid recipient, upon request.

30.7.1   MEMBER SERVICES HANDBOOK

         The member services handbook shall include the following information:
         Terms and conditions of enrollment including the reinstatement process; a description of the open enrollment process; description of services provided, including limitations and general restrictions on provider access, exclusions and out-of-plan use; procedures for obtaining required services, including second opinions; the toll-free telephone number of the statewide Consumer Call Center; emergency services and procedures for obtaining services both in and out of the plan's service area; the extent to which, and how, after-hours and emergency coverage are provided; procedures for enrollment, including member rights and procedures ; grievance system components; member rights and procedures for disenrollment; procedures for filing a "good cause change" request, including the Agency's toll-free telephone number for the enrollment and disenrollment services contractor; information regarding newborn enrollment, including the mother's responsibility to notify the plan and the mother's DCF caseworker of the newborn's birth and assignment of pediatricians and other appropriate physicians; member rights and responsibilities; including the extent to which, and how, enrollees may obtain benefits from out-of-network providers and the right to obtain family planning services from any participating Medicaid provider without prior authorization for such services; the choices of approved nursing facilities (Frail/Elderly); information on emergency transportation and non-emergency transportation, counseling and referral services available under the plan and how to access these; information that interpretation services and alternative communications systems are available, free of charge for all foreign languages, and how to access these services; information that post-stabilization services are provided without prior authorization; and other post stabilization care services rules set forth in 42 CFR 422.113(c); information that services will continue upon appeal of a suspended authorization and

         AHCA CONTRACT NO. FA522, ATTACHMENT I, PAGE 65 OF 166
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July 2004                                                  Medicaid HMO Contract

         that the enrollee may have to pay in case of an adverse ruling; information regarding the health care advance directives pursuant to chapter 765, F.S., 42 CFR 422.128; cost sharing, if any; and information that enrollees may obtain from the plan information regarding quality performance indicators, including aggregate enrollee satisfaction data; and how and where to access any benefits that are available under the State plan but are not covered under the contract, including any cost sharing, and how transportation is provided. For a counseling or referral service that the plan does not cover because of moral or religious objections, the plan need not furnish information on how and where to obtain the service. Written information regarding advance directives provided by the plan must reflect changes in state law as soon as possible, but no later than 90 days after the effective date of the change.

         The plan will provide enrollee information in accordance with 42 CFR 438.10(f). In accordance with 42 CFR 438.10(f)(2), the plan must notify enrollees at least on an annual basis of their right to request and obtain information.

30.7.2   PROVIDER DIRECTORY

         The provider directory shall identify all service sites, pharmacies, hospitals, specialists, certified nurse midwives and licensed midwives, and ancillary providers. The directory shall include location addresses and telephone numbers for all primary care providers. For pharmacies, specialists, certified nurse midwives and licensed midwives, and ancillary providers, the directory shall include the providers' names and cities. If all pharmacy providers, within the plan's service area, in a chain are under contract with the plan, the provider directory need only list the chain name. In addition, pursuant to section 409.912, F.S., any lists of providers made available to Medicaid recipients shall be arranged alphabetically, showing the provider's name and specialty and, separately, by specialty, in alpha order. In accordance with section 1932(b)(3) of the Social Security Act (enacted in section 4704 of the Balanced Budget Act of 1997), the provider directory must include an advisement that some providers may not perform certain services based on religious or moral beliefs.

30.7.3   MEMBER INFORMATION

         In accordance with section 641.54, F.S., the plan shall make available the following items to members upon request:

         a. A detailed description of the plan's authorization and referral process for health care services which shall include reasons for denial of services based on moral or religious grounds as required by section 1932(b)(3), Social Security Act (enacted in section 4704 of the Balanced Budget Act of 1997).

         b. A detailed description of the plan's process used to determine whether health care services are medically necessary.

         c.       A description of the plan's quality improvement program.

         d. Policies and procedures relating to the plan's prescription drug benefits program.

         e. Policies and procedures relating to the confidentiality and disclosure of the member's medical records.

         f. The decision-making process used for approving or denying experimental or investigational medical treatments.

         g.       A detailed description of the plan's credentialing process.

30.7.4   NEW MEMBER MATERIALS

         Immediately upon the assigned beneficiaries' and the Title XXI Medikids' enrollment, the plan shall mail to the new member materials as required in section 30.7, Member Notification, and the following additional materials:

              AHCA CONTRACT NO. FA522, ATTACHMENT I, PAGE 66 OF 166

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July 2004                                                  Medicaid HMO Contract

         a. A request for the following information, including updates to this information: assigned member's name, address (home and mailing), county of residence, telephone number, social security number; a completed, signed and dated release form authorizing the plan to release medical information to the federal and state governments or their duly appointed agents; and, for beneficiaries in Agency areas where behavioral health care has been implemented, current behavioral health care provider information as described in section 10.11, Behavioral Health Care.

         b. A notice that members who lose eligibility and are disenrolled shall be automatically reenrolled in the plan if eligibility is regained within 60 days.

         c. Each mailing shall include a postage paid, pre-addressed return envelope. The mailing envelope shall include a request for address correction.

         d. The initial mailing may be combined with the primary care physician assignment notification specified in section 20.6, Physician Choice. Each mailing shall be documented in the plan's records.

30.7.4.1 UNDELIVERABLE MATERIALS

         For voluntary members, if new member materials are sent via mail and the envelope is returned as undeliverable to the plan, the plan shall note such in member's file. The plan shall then make another reasonable effort to provide the required materials to the member such as contacting the member by phone to obtain a more current address.

         For assigned beneficiaries whose new member materials are returned undeliverable to the plan, the plan shall keep the returned envelope in the members' files and may use any of the following methods during the members' first three-month enrollment period to contact the members and document such methods in the members' files.

         a. Telephone contact at the telephone number obtained from the local telephone directory, directory assistance, city directory or other directory.

         b. Telephone contact with the DCF Economic Self-Sufficiency Services office staff to determine if they have updated address information and telephone number.

         c. Routine checks (at least once a month for the first three months of enrollment) on services or claims authorized or denied by the plan to determine if the member has received services, and to locate updated address and telephone number information.

         If a new address is secured and the plan materials requiring signature have not been received by the plan or are returned unsigned, the plan must mail the materials to the new address within ten working days of the receipt of the new address.

         The plan may use other methods to locate assigned members. The plan shall maintain policies and procedures on the methods used to locate assigned members and to document such members use of plan services.

30.8     ENROLLMENT REINSTATEMENTS

         Pre-enrollment applications and new member materials are not required for a former member who was disenrolled because of the loss of Medicaid eligibility and who regains his/her eligibility within 60 days and is automatically reinstated as a plan member. In addition, unless requested by the beneficiary, pre-enrollment and new member materials are not required for a former member subject to open enrollment who was disenrolled because of the loss of Medicaid eligibility, who regains his/her eligibility within 6 months of his/her managed care enrollment, and is reinstated as a plan member. The plan is responsible for assigning all reinstated beneficiaries to the primary care physician who was treating them prior to loss

              AHCA CONTRACT NO. FA522, ATTACHMENT I, PAGE 67 OF 166

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July 2004                                                  Medicaid HMO Contract

         of eligibility, unless the beneficiary specifically requests another primary care physician, the primary care physician no longer participates in the plan or is at capacity, or the member has changed geographic areas. A notation of the effective date of the reinstatement is to be made on the most recent application or conspicuously identified in the member's administrative file. Beneficiaries, who were previously enrolled in a managed care plan, lose and regain eligibility after 60 days, will be treated as new eligibles.

         The plan shall notify, in writing, each person who is to be reinstated, of the effective date of the reinstatement and the assigned primary care physician. The notifications shall distinguish between beneficiaries subject to open enrollment and beneficiaries not subject to open enrollment and shall include information regarding good cause change procedures or general plan change procedures through the Agency's toll-free enrollment and disenrollment services contractor telephone number as appropriate. The notification shall also instruct the beneficiary to contact the plan if a new member card and/or a new member handbook are needed. The plan shall provide such notice to each affected person by the first day of the month following the plan's receipt of the notice of reinstatement.

30.9     NEWBORN ENROLLMENT

         All Medicaid eligible newborns of members are the responsibility of the plan and the plan is responsible for payment of medically necessary and well child care regardless of lack of notification by DCF of the newborn's Medicaid identification number. The plan remains responsible for the newborn, regardless of the mother's Medicaid eligibility or HMO enrollment status, for the birth month and the next two consecutive months. Newborn enrollment shall occur through the following procedures, or in another format acceptable to the Agency:

         a. Upon identification of a member's pregnancy, the plan shall immediately notify the DCF of the unborn beneficiary. The plan must provide this notification by completing and submitting to DCF the Form DCF-ES 2039. In addition, the plan must indicate its name and address as the entity initiating referral;

         b. The plan shall use the DCF-ES 2039 completed form to identify the unborn's Medicaid identification number and inactive enrollment in Medicaid;.

         c. Upon birth or upon the hospital notifying the plan of such birth, the plan shall initiate the Unborn Activation Process, either electronically or by faxing the correctly completed form to the Agency's fiscal agent. The electronic Unborn Activation Process is described in the AHCA/ACS 834 companion guide. This process results in the activation of the Medicaid identification number, the update of demographic information, retroactive enrollment of the newborn in mother's HMO for no more than three months, and retroactive and appropriate payment of capitation;

         d. The plan shall inform the hospital and the newborn's attending and consulting physicians that the newborn is a plan member and that they must seek reimbursement from the plan;

         e. The plan shall reimburse the Agency for any fee-for-service claims the Agency has paid for covered services provided to plan newborns that occurred within the first three months of life, unless the plan provides documentation that the services were already reimbursed by the plan.

30.10    ENROLLMENT LEVELS

         The plan is assigned enrollment levels for the operational area(s) indicated in section 90.0, Payment and Maximum Authorized Enrollment Levels, of this contract. The number of Medicaid beneficiaries enrolled in the plan may not exceed the maximum authorized enrollment level per county. The cost of care for any Medicaid beneficiaries enrolled over the maximum level per county is a liability for the plan and shall not be charged to the Agency or the enrolled beneficiary. The plan shall notify the enrollment and disenrollment services contractor when enrollment has reached the maximum number authorized.

         The plan must request a contract amendment for an enrollment level increase.

              AHCA CONTRACT NO. FA522, ATTACHMENT I, PAGE 68 OF 166

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July 2004                                                  Medicaid HMO Contract

30.11    DISENROLLMENT

         The Agency shall be responsible for processing disenrollments.

         a.       The plan's responsibility is to:

                  1. At the time of enrollment for new members, notify each member of the right to disenroll without cause during the open enrollment period or at any time for "good cause" and how to initiate the disenrollment process through the Agency's enrollment and disenrollment services contractor. Such notification must adhere to approved wording specifications provided by the Agency;

                  2. Ensure that disenrollees who wish to file an appeal are afforded the opportunity to do so.

         b. Except for the following reasons for proposed disenrollment, all members must be afforded the right to file an appeal: disenrollments due to moving out of the service area; disenrollments due to loss of Medicaid eligibility; and disenrollments due to death.

30.11.1  VOLUNTARY DISENROLLMENTS

         For voluntary disenrollments, the plan shall comply with the following requirements:

         a. The effective date for disenrollment shall be the last day of the month in which disenrollment was effectuated by the Agency, unless the Agency requests an earlier or later date;

         b. The plan shall ensure that it does not restrict the member's right to disenroll voluntarily in any way;

         c. The plan and its agents shall not provide or assist in the completion of a disenrollment request form or assist the Agency's enrollment and disenrollment services contractor in the disenrollment process, except for their own members at those members' request;

         d. The plan shall ensure that all written and oral disenrollment requests are promptly referred to the Agency's enrollment and disenrollment services contractor helpline as follows:

                  1. For oral requests, the plan shall immediately refer the member to contact the enrollment and disenrollment services contractor helpline number; and

                  2. The plan shall send, within three business days of the plan's receipt of any written request, a letter to the member advising the member to call the enrollment and disenrollment services contractor helpline.

         e. The plan shall keep a daily written log or electronic documentation of all oral and written disenrollment requests and the disposition of such requests. The log shall include the following: the date the request was received by the plan; the date the member was referred to the enrollment and disenrollment services contractor or the date of the letter advising them of the disenrollment procedure, as appropriate; and the reason that the member is requesting disenrollment;

         f.       A beneficiary may request disenrollment as follows:

                  1.       For good cause, at any time.

                  2.       Without cause, at the following times:

                           (a) During the 90 days following the beneficiary's initial enrollment or the date the Agency sends the beneficiary notice of the enrollment, whichever is later;

              AHCA CONTRACT NO. FA522, ATTACHMENT I, PAGE 69 OF 166

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July 2004                                                  Medicaid HMO Contract

                           (b) At least every 12 months thereafter;

                           (c) Upon enrollment reinstatement according to
                           section 30.8, Enrollment Reinstatements, of this contract, if the temporary loss of Medicaid eligibility has caused the beneficiary to miss the annual disenrollment opportunity;

                           (d) When the Agency grants the beneficiary the right to terminate enrollment without cause as an intermediate sanction specified in 42 CFR 438.702(a)(3).

         g. If a disenrollment request is not reviewed by the Agency within the time frames specified in this section, the disenrollment is considered approved.

30.11.2  INVOLUNTARY DISENROLLMENTS

         With proper written documentation, the following are acceptable reasons for which the plan shall submit involuntary disenrollments to the
         Agency: member death; fraudulent use of the beneficiary ID card; beneficiaries moving outside the plan's authorized service area; or the plan discovers that the member is ineligible for enrollment based on the criteria specified in section 10.3, Ineligible Beneficiaries. The plan shall promptly submit such disenrollments to the Agency. In no event shall the plan submit such disenrollment at such a date as would cause the disenrollment to be effective later than 59 calendar days after the plan's receipt of the reason for involuntary disenrollment. The plan shall ensure that involuntary disenrollment documents are maintained in an identifiable member record.

         a. If the plan discovers that an ineligible beneficiary has been enrolled, then it must notify the beneficiary in writing that the beneficiary shall be disenrolled the next contract month or earlier if necessary. Until the beneficiary is disenrolled, the plan shall be responsible for the provision of services to that beneficiary.

         b. On a monthly basis, the plan shall review its ongoing enrollment report (FLMR 8200-R004) to ensure that all members are residing in the plan's authorized service area. For beneficiaries with out-of-service area addresses on the enrollment report, the plan shall notify the beneficiary in writing that the beneficiary should contact the enrollment and disenrollment services contractor to choose another managed care option and that the member will be disenrolled. The plan shall involuntarily disenroll the beneficiary during the next available transmission.

         c. For beneficiaries who have elected services through a hospice program, the plan shall submit a disenrollment request to the Agency for the beneficiary immediately upon obtaining notice that the beneficiary has been or shall receive hospice services. The disenrollment shall be effective upon the date of admission to the hospice program. Capitation payment made to the plan shall be reduced on a prorated basis for members whose disenrollment is effective after the first day of a month in accordance with section 409.912, F.S.

         d. For those beneficiaries admitted to an institution, including nursing home admittance for a member who has been assessed at a nursing home level of care, the plan shall submit a disenrollment request for the beneficiary to the Agency immediately upon obtaining notice that the beneficiary has been or shall be admitted. The disenrollment shall be effective upon the first day of the month following the date the disenrollment transmission was sent to the Agency.

         e. The plan may submit an involuntary disenrollment request to the Agency plan analyst after providing to the member at least one verbal and at least one written warning of the full implications of his/her failure of actions:

                  1. For a member who continues not to comply with a recommended plan of health care or misses three consecutive appointments within a continuous six month period. Such requests must be submitted at least 60 calendar days prior to the requested effective date.

              AHCA CONTRACT NO. FA522, ATTACHMENT I, PAGE 70 OF 166

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July 2004                                          Medicaid HMO Contract

                  2. For a member whose behavior is disruptive, unruly, abusive or uncooperative to the extent that his or her membership in the plan seriously impairs the organization's ability to furnish services to either the member or other members.

                  The analyst may approve such requests provided the plan documents that attempts were made to educate the member regarding his/her rights and responsibilities, assistance which would enable the member to comply was offered through case management, and it has been determined that the member's behavior is not related to the member's medical or behavioral condition. Beneficiaries who are disenrolled through this section are not eligible for re-enrollment without the permission of the plan.

         f. The plan shall submit involuntary disenrollment requests to the Agency for assigned members that meet both of the following requirements:

                  The plan was unable to contact the member by mail, phone, or personal visit within the first four months of enrollment, and

                  The plan was unable to document the use of plan services by the member, or another family unit member, within the first four months of enrollment. Such disenrollments shall be submitted through the Agency approved transmission medium specified in section 60.0, Reporting Requirements on the first available transmission after the end of the members' fourth month of enrollment. The plan shall keep documentation of its inability to contact the member and that it has no record of providing services to the member, or to another family unit member, in the member's file.

         g. The following are unacceptable reasons for the plan, on its own initiative, to request disenrollment of a member: pre-existing medical condition; changes in health status; volume of utilization, and periodically missed appointments.

         h. For all involuntary disenrollments submitted by the plan, the plan shall document its reason for the involuntary disenrollment in the member's file.

         i. The plan shall promptly provide involuntary disenrollment data via an Agency approved transmission medium, on the first available transmission after receiving the Agency's approval of such request or, for assigned members, by the timeframe indicated in f. of this subsection.

         j. For involuntary disenrollments, documentation must contain the following minimum information: name; address; telephone number; reason for disenrollment with brief explanation; date; signature by plan staff and an indication as to whether or not the member wishes to file a grievance.

         k. The plan shall send to the Agency a monthly summary report of all plan submitted involuntary disenrollments pursuant to section 60.2.2, Medicaid Disenrollment Summary. This report must specify the reason for such disenrollments. It will be reconciled to the Disenrollment Report processed by the Agency for the applicable month and shall be reviewed by the Agency for compliance with acceptable reasons for disenrollment. The Agency may reinstate enrollment for any member whose reason for disenrollment is not consistent with established guidelines.

30.11.2.1 FRAIL/ELDERLY DISENROLLMENT

         The plan may request the Agency to disenroll the member at the beginning of a recontracting period if it can be demonstrated the member would benefit from disenrollment, or if the member is institutionalized in a long term nursing facility at the conclusion of the state fiscal year and the plan furnishes written documentation based upon a CARES assessment or written assurance from the member's primary care physician or the administrator of the nursing facility where the member is placed that the nursing home placement is permanent and not temporary. All disenrollments for institutionalized members must have written prior approval by the Agency and be submitted as involuntary disenrollments on the first available

              AHCA CONTRACT NO. FA522, ATTACHMENT I, PAGE 71 OF 166

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July 2004                                                  Medicaid HMO Contract

         transmission to the fiscal agent after receiving Agency approval of the request. Such approval shall not be unreasonably withheld.

30.12    ENROLLMENT/DISENROLLMENT VERIFICATION

         The Agency shall arrange for the plan to receive a monthly list of eligible members and a list of those members ineligible or disenrolled from the HMO. The plan shall be responsible for notifying, in writing, enrollees involuntarily disenrolled by the plan of the disenrollment effective date and the reason for disenrollment, in accordance with section 30.11.2 d. and e., Involuntary Disenrollments.

             THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK.


             AHCA CONTRACT NO. FA522, ATTACHMENT I, PAGE 72 OF 166
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40.0     ASSURANCES AND CERTIFICATIONS

40.1     MONITORING PROVISIONS

         In addition to the monitoring requirements specified in the Agency's core contract, section I.E.2., Monitoring, the plan shall permit the Agency, entities authorized by the Agency, and DHHS to evaluate, through inspection or other means, the quality, appropriateness and timeliness of services provided under the contract.

40.2     CERTIFICATION OF LABORATORIES AND PORTABLE X-RAY COMPANIES

         All independent laboratory testing sites providing services under this contract must be freestanding clinical laboratories certified under the Clinical Laboratory Improvement Amendments of 1988 (CLIA). The laboratory may provide only those specific laboratory test specialties and subspecialties covered by CLIA certification.

         All portable x-ray companies providing services to members at their place of residence must have been certified by the Agency in accordance with Title XVIII (Medicare) standards.

40.3     GOOD FAITH EFFORT WITH SCHOOL DISTRICTS

         In accordance with section 409.9122, F.S., the plan assures it shall make a good faith effort to execute agreements (refer to section 110.5, Memorandum of Agreement) with school districts participating in the certified match program regarding the coordinated provision of school-based services pursuant to sections 236.0812 and 409.908(21), F.S.; and to ensure that duplication of services does not occur.

40.4     GOOD FAITH EFFORT WITH COUNTY HEALTH DEPARTMENTS

         The plan assures it shall make a good faith effort to execute memoranda of agreement (refer to section 110.2 for a model Memorandum of Agreement) with the local county health departments to provide services which may include, but are not limited to, family planning services, services for the treatment of sexually transmitted diseases, other public health related diseases, tuberculosis, immunizations, DCF foster care emergency shelter medical screenings, school-based services pursuant to section 409.9122., and services related to Healthy Start prenatal and postnatal screenings. Refer to section 20.13, Medical Records Requirements, and sections 10.8.11, Physician Services, and 10.8.10, Independent Laboratory and Portable X-ray Services.

40.5     GOOD FAITH EFFORT WITH MIDWIVES

         THE PLAN ASSURES IT SHALL MAKE A GOOD FAITH EFFORT TO EXECUTE CONTRACTS WITH CERTIFIED NURSE MIDWIVES TO PROVIDE SERVICES IN ACCORDANCE WITH
         SECTION 641.31, F.S., FOR LOW RISK PATIENTS.

40.6     ACCREDITATION

         Commercially licensed plans shall achieve accreditation by an external accreditation organization approved in accordance with section 641.512, F.S.

40.7     MINORITY RECRUITMENT AND RETENTION PLAN

         The plan shall implement and maintain a minority recruitment and retention plan in accordance with section 641.217, F.S. The plan shall have policies and procedures for the implementation and maintenance of such a plan. The minority recruitment and retention plan may be company-wide for all product lines.

40.8     OWNERSHIP AND MANAGEMENT DISCLOSURE

         Federal and state laws require full disclosure of ownership, management and control of Medicaid HMOs.

              AHCA CONTRACT NO. FA522, ATTACHMENT I, PAGE 73 OF 166

July 2004                                                  Medicaid HMO Contract

         a. Disclosure shall be made on forms prescribed by the Agency for the areas of ownership and control interest (42 CFR 455.104 Form CMS 1513), business transactions (42 CFR 455.105), public entity crimes (section 287.133(3)(a), F.S.), and disbarment and suspension (52 Fed. Reg., pages 20360-20369, and section 4707 of the Balanced Budget Act of 1997). The forms are available through the Agency and are to be submitted to the Agency with the initial application for a Medicaid HMO and then submitted on an annual basis. The plan shall disclose any changes in management as soon as those occur. In addition, the plan shall submit to the Agency full disclosure of ownership and control of Medicaid HMOs at least 60 calendar days before any change in the plan's ownership or control occurs.

         b.       The following definitions apply to ownership disclosure:

                  1. A person with an ownership interest or control interest means a person or corporation that:

                                    Owns, indirectly or directly 5 percent or more of the plan's capital or stock, or receives 5 percent or more of its profits;

                                    Has an interest in any mortgage, deed of trust, note, or other obligation secured in whole or in part by the plan or by its property or assets and that interest is equal to or exceeds 5 percent of the total property or assets; or

                                    Is an officer or director of the plan if organized as a corporation, or is a partner in the plan if organized as a partnership.

                  2. The percentage of direct ownership or control is calculated by multiplying the percent of interest which a person owns, by the percent of the plan's assets used to secure the obligation. Thus, if a person owns 10 percent of a note secured by 60 percent of the plan's assets, the person owns 6 percent of the plan.

                  3. The percent of indirect ownership or control is calculated by multiplying the percentage of ownership in each organization. Thus, if a person owns 10 percent of the stock in a corporation, which owns 80 percent of the plan stock, the person owns 8 percent of the plan.

         c.       The following definitions apply to management disclosure:

                  Changes in management are defined as any change in the management control of the plan. Examples of such changes are those listed below or equivalent positions by another title.

                  1. Changes in the board of directors or officers of the plan, medical director, chief executive officer, administrator, and chief financial officer.

                  2. Changes in the management of the plan where the plan has decided to contract out the operation of the plan to a management corporation. The plan shall disclose such changes in management control and provide a copy of the contract to the Agency for approval at least 60 calendar days prior to the management contract start date.

         d. In accordance with section 409.912, F.S., the plan shall annually conduct a background check with the Florida Department of Law Enforcement on all persons with five percent or more ownership interest in the plan, or who have executive management responsibility for the managed care plan, or have the ability to exercise effective control of the plan. The plan shall submit information to the Agency for such persons who have a record of illegal conduct according to the background check. The plan shall keep a record of all background checks to be available for Agency review upon request.

                  1. In accordance with section 409.907, F.S., plans with an initial contract beginning on or after July 1, 1997, shall submit, prior to execution of a contract, complete sets of fingerprints of principals of the plan to the Agency for the purpose of conducting a criminal history record check.

              AHCA CONTRACT NO. FA522, ATTACHMENT I, PAGE 74 OF 166

July 2004                                                  Medicaid HMO Contract

                  2. Principals of the plan shall be as defined in section 409.907, F.S.

         e. The plan shall submit to the Agency, within five working days, any information on any officer, director, agent, managing employee, or owner of stock or beneficial interest in excess of five percent of the plan who has been found guilty of, regardless of adjudication, or who entered a plea of nolo contendere or guilty to, any of the offenses listed in section 435.03, F.S.

         f. In accordance with section 409.912, F.S., the Agency shall not contract with a plan that has an officer, director, agent, managing employee, or owner of stock or beneficial interest in excess of five percent of the plan, who has committed any of the above listed offenses. In order to avoid termination, the plan must submit a corrective action plan, acceptable to the Agency, that ensures that such person is divested of all interest and/or control and has no role in the operation and management of the plan.

40.9     INDEPENDENT PROVIDER

         It is expressly agreed that the plan and any subcontractors and agents, officers, and employees of the plan or any subcontractors, in the performance of this contract shall act in an independent capacity and not as officers and employees of the Agency or the State of Florida. It is further expressly agreed that this contract shall not be construed as a partnership or joint venture between the plan or any subcontractor and the Agency and the State of Florida.

40.10    GENERAL INSURANCE REQUIREMENTS

         The plan shall obtain and maintain at all times adequate insurance coverage including general liability insurance, professional liability and malpractice insurance, fire and property insurance, and directors' omission and error insurance. All insurance coverage must comply with the provisions set forth in Rule 690-191.069, F.A.C.; excepting that the reporting, administrative, and approval requirements shall be to the Agency rather than to the Department of Financial Services. All insurance policies must be written by insurers licensed to do business in the State of Florida and in good standing with the Department of Financial Services. All policy declaration pages must be submitted to the Agency annually. Each certificate of insurance shall provide for notification to the Agency in the event of termination of the policy.

40.11    WORKER'S COMPENSATION INSURANCE

         The plan shall secure and maintain during the life of the contract, worker's compensation insurance for all of its employees connected with the work under this contract. Such insurance shall comply with the Florida Worker's Compensation Law, chapter 440, F.S. Policy declaration pages must be submitted to the Agency annually.

40.12    STATE OWNERSHIP

         The Agency shall have the right to use, disclose, or duplicate all information and data developed, derived, documented, or furnished by the plan resulting from this contract. Nothing herein shall entitle the Agency to disclose to third parties data or information which would otherwise be protected from disclosure by state or federal law.

40.13    HEALTH INSURANCE PORTABILITY AND ACCOUNTABILITY ACT COMPLIANCE

         The plan assures that it will be in compliance with the HIPAA regulations.

40.14    SYSTEMS COMPLIANCE

         The plan warrants that each item of hardware, software, and/or firmware required for the provision of service under this contract shall be able to accurately process date data (including, but not limited to, calculating, comparing, and sequencing) including leap year calculations, when used in accordance with the

              AHCA CONTRACT NO. FA522, ATTACHMENT I, PAGE 75 OF 166

July 2004                                                  Medicaid HMO Contract

                  item documentation provided by the plan, provided that all items (e.g., hardware, software, firmware) used in combination with other designated items properly exchange date data with it.

40.15    CERTIFICATION OF REPORTED DATA

         Data reported as provided in section 60.0, Reporting Requirements, and data specified in 42 CFR 438.604, must be certified by one of the following: the plan's chief executive officer, the chief financial officer, or an individual who has delegated authority to sign for and who reports directly to the plan's chief executive officer or chief financial officer.

         Based on best knowledge, information, and belief, the certification must attest to the accuracy, completeness, and truthfulness of the data and of the documents specified by the Agency. The plan must submit the certification concurrently with the certified data.

             THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK.

             AHCA CONTRACT NO. FA522, ATTACHMENT I, PAGE 76 OF 166

July 2004                                                  Medicaid HMO Contract

50.0     FINANCIAL REQUIREMENTS

50.1     INSOLVENCY PROTECTION

         The plan shall establish a restricted insolvency protection account with a federally guaranteed financial institution licensed to do business in Florida in accordance with section 1903(m)(1) of the Social Security Act (amended by section 4706 of the Balanced Budget Act of
         1997), and section 409.912, F.S. The plan shall deposit into that account five percent of the capitation payments made by the Agency each month until a maximum total of two percent of the annualized total current contract amount is reached. No interest may be withdrawn from this account until the maximum contract amount is reached. This provision shall remain in effect as long as the plan continues to contract with the Agency. The restricted insolvency protection account may be drawn upon with the authorized signatures of two persons designated by the plan and two representatives of the Agency. The signature card shall be resubmitted when a change in authorized personnel occurs. If the authorized persons remain the same, the plan shall submit an attestation to this effect annually. A sample form (Multiple Signature Verification Agreement) may be found as section
         110.3. All such agreements or other signature cards must be approved in advance by the Agency.

         a. In the event that a determination is made by the Agency that the plan is insolvent, as defined in section 100.0, Glossary, the Agency may draw upon the amount solely with the two authorized signatures of representatives of the Agency and funds may be disbursed to meet financial obligations incurred by the plan under this contract. A statement of account balance shall be provided by the plan within 15 calendar days of request of the Agency.

         b. If the contract is terminated, expired, or not continued, the account balance shall be released by the Agency to the plan upon receipt of proof of satisfaction of all outstanding obligations incurred under this contract.

         c. In the event the contract is terminated or not renewed and the plan is insolvent, the Agency may draw upon the insolvency protection account to pay any outstanding debts the plan owes the Agency including, but not limited to, overpayments made to the plan, and fines imposed under the contract or section 641.52, F.S., for which a final order has been issued. In addition, if the contract is terminated or not renewed and the plan is unable to pay all of its outstanding debts to health care providers, the Agency and the plan agree to the court appointment of an impartial receiver for the purpose of administering and distributing the funds contained in the insolvency protection account. Should a receiver be appointed, he shall give outstanding debts owed to the Agency priority over other claims.

50.2     INSOLVENCY PROTECTION ACCOUNT WAIVER

         Pursuant to section 409.912, the Agency may waive the insolvency protection account requirement, in writing, when evidence of adequate insolvency insurance and reinsurance are on file with the Agency which shall protect members in the event the plan is unable to meet its obligations.

50.3     SURPLUS START UP ACCOUNT

         All new plans, after initial contract execution but prior to initial member enrollment, shall submit to the Agency, if a private entity, proof of working capital in the form of cash or liquid assets excluding revenues from Medicaid premium payments equal to at least the first three months of operating expenses or $200,000, whichever is greater. This provision shall not apply to plans that have been providing services to members for a period exceeding three continuous months.

50.4     SURPLUS REQUIREMENT

         In accordance with section 409.912, F.S., the plan shall maintain at all times in the form of cash, investments that mature in less than 180 calendar days allowable as admitted assets by the Department of Financial Services, and restricted funds of deposits controlled by the Agency (including the plan's

              AHCA CONTRACT NO. FA522, ATTACHMENT I, PAGE 77 OF 166

July 2004                                                  Medicaid HMO Contract

         insolvency protection account) or the Department of Financial Services, a surplus amount equal to one and one half times the plan's monthly Medicaid prepaid revenues. In the event that the plan's surplus (as defined in section 100.0, Glossary) falls below an amount equal to one and one half times the plan's monthly Medicaid prepaid revenues, the Agency shall prohibit the plan from engaging in marketing and pre-enrollment activities, shall cease to process new enrollments until the required balance is achieved, or may terminate the plan's contract.

50.5     INTEREST

         Interest generated through investments made by the plan under this contract shall be the property of the plan and shall be used at the plan's discretion.

50.6     SAVINGS

         The plan shall retain any savings realized under this contract after all bills, charges, and fines are paid.

50.7     FIDELITY BONDS

         The plan shall secure and maintain during the life of this contract a blanket fidelity bond from a company doing business in the State of Florida on all personnel in its employment. The bond shall be issued in the amount of at least $250,000 per occurrence. Said bond shall protect the Agency from any losses sustained through any fraudulent or dishonest act or acts committed by any employees of the provider and subcontractors, if any. Proof of coverage must be submitted to the Agency's contracting officer within 60 calendar days after execution of the contract and prior to the delivery of health care. To be acceptable to the Agency for fidelity bonds, a surety company shall comply with the provisions of chapter 624, F.S. Proof of the fidelity bond shall be submitted to the Agency annually during the re-contracting and renewal period.

50.8     INSPECTION AND AUDIT OF FINANCIAL RECORDS

         The state and DHHS may inspect and audit any financial records of the plan or its subcontractors. Pursuant to section 1903(m)(4)(A) of the Social Security Act and State Medicaid Manual 2087.6(A-B), non-federally qualified plans must report to the state, upon request, and to the Secretary and the Inspector General of DHHS, a description of certain transactions with parties of interest as defined in section 1318(b) of the Social Security Act.

             THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK.

             AHCA CONTRACT NO. FA522, ATTACHMENT I, PAGE 78 OF 166

July 2004                                                  Medicaid HMO Contract

60.0     REPORTING REQUIREMENTS

60.1     FISCAL AGENT REPORTS

         THE FOLLOWING INFORMATION WILL BE PROVIDED BY THE MEDICAID FISCAL AGENT TO THE CONTRACT MEDICAID HMO:

         1. Transaction Input Summary Report (FLMR 8200-R005) - Indicates the errors that were made in the enrollment/disenrollment data submitted.

         2. New Enrollee Report (FLMR 8200-R001) - Lists the new enrollees as of the report's effective date.

         3. Cancellation Report (FLMR 8200-R002) - Lists those persons who were previously enrolled erroneously and are being removed. Their effective cancellation dates are the same as their enrollment dates.

         4. Disenrollment Report (FLMR 8200-R003) - Lists those persons who are no longer eligible for Medicaid or who have been disenrolled from the plan as of the report's effective date.

         5. New Enrollees Under 21 (FLMR 8200-R007) - Lists those eligible members newly enrolled.

         6. Disenrollment under 21 (FLMR 8200-R006) - Lists those eligible members newly disenrolled.

         7. Ongoing Report (FLMR 8200-R004) - Lists all persons who are enrolled in the plan as of the report's effective date.

         8. HMO Reinstatement Report (FLMR 8200-R009) - Lists those persons who were re-enrolled in the plan, because they lost and then regained eligibility within a 60-day window. Reinstatements are processed and reported twice each month, during the primary processing cycle called "monthly magic" and again during month-end processing.

         The plan shall review these reports for accuracy and will notify the agency if discrepancies are found. The fiscal agent will make a full conversion to the use of HIPAA-compliant standard transactions. At that time, all beneficiary enrollment maintenance and reporting will be done using the X12N 834 transaction. The plan must be capable of receiving and processing the 834 transaction. Additionally, during the transition period from proprietary to standard formats, the plan must cooperatively participate in the transition process, including formal testing, when asked to do so by the Agency.

60.2     HMO REPORTING REQUIREMENTS

         The plan is responsible for complying with all the reporting requirements established by the Agency. The plan is responsible for assuring the accuracy, completeness, and timely submission of each report. Deadlines for report submission referred to in this contract specify the actual time of receipt at the Agency, not the date the file was postmarked or transmitted. Before October 1 of each contract year, the plans shall deliver to the Agency certifications by an Agency approved independent auditor that the CHCUP screening rate reports in Tables 10 and 11 have been fairly and accurately presented. In addition, before October 1, the plans shall deliver to the Agency a certification by an Agency approved independent auditor that the quality indicator data reported for the previous calendar year have been fairly and accurately presented. If a reporting due date falls on a weekend, the report will be due to the Agency on the following Monday. The Agency will furnish the plan with the appropriate reporting formats, instructions, submission timetables and technical assistance as required.

         The Agency requires certification of data as provided in 42 CFR
         438.606. The data that must be certified include but are not limited to enrollment information, encounter data, and other information required by the Agency.

         The Agency reserves the right to modify the reporting requirements to which the plan must adhere but will allow the plan 90 calendar days to complete the implementation, unless otherwise required by law. The Agency shall provide the plan written notification of modified reporting requirements. The reporting requirements specifications are outlined in this section. Failure of the plan to submit required reports accurately and within the time frames specified may result in sanctions being levied.

              AHCA CONTRACT NO. FA522, ATTACHMENT I, PAGE 79 OF 166

July 2004                                               Medicaid HMO Contract

         During fiscal year 2003/04, the Agency contracted with Thomson Medstat to develop a strategic plan for the implementation of a Medicaid Encounter Data System, referred to as MEDS. The Agency will continue its work towards the development, installation and initial operation of MEDS during fiscal year 2004/05. Once a comprehensive MEDS design and implementation plan has been finalized, it will be available to the plans for review. From this design plan, the Agency, in collaboration with the plan, will define the stages of implementation for MEDS, along with a specific timeframe for completion.

         During FY2004/05, the plan must provide the Agency with a strategic plan that outlines the steps the plan will take to achieve system readiness for participation in MEDS. The plan shall be prepared to meet all system requirements, to submit encounter data, and to conform to the technical enhancements required by the Agency for full participation in MEDS.

         The Agency shall provide instruction and guidance to the plan during each stage of development. Once MEDS installation requirements specific to the plan have been defined, the Agency shall work with the plan to establish a deadline for plan readiness.

       TABLE 1. SUMMARY OF REPORTING REQUIREMENTS FOR MEDICAID CONTRACTED
                        HEALTH MAINTENANCE ORGANIZATIONS

MEDICAID HMO REPORTS REQUIRED BY AHCA

        REPORT NAME                  LEVEL OF ANALYSIS         FREQUENCY                     SUBMISSION MEDIA
-----------------------------------------------------------------------------------------------------------------------------
'Proprietary' Enrollment and         Location Level         Monthly             File Transfer to fiscal agent via a secure
 DisenrollmentUploaded File Table                                               Internet
 2                                                                              site.
-----------------------------------------------------------------------------------------------------------------------------
Medicaid HMO/PHP                     Location Level         Monthly, within     Electronic mail or diskette submission
Disenrollment Summary                                       15 days from
Table 3                                                     the beginning of
                                                            the reporting
                                                            month
-----------------------------------------------------------------------------------------------------------------------------
Frail Elderly Disenrollment          Location Level         Annually, due       Electronic mail or diskette submission
Summary                                                     by June 1
-----------------------------------------------------------------------------------------------------------------------------
Service Utilization Summary          Plan Level             Quarterly,          Electronic mail or diskette submission
Tables4 and 5                                               within 45 days
                                                            of end of
                                                            reporting
                                                            quarter
-----------------------------------------------------------------------------------------------------------------------------
Appeals Reporting                    Individual Level       Quarterly,          Electronic mail or diskette submission
Table 6                                                     within 45 days
                                                            of end of
                                                            reporting
                                                            quarter
-----------------------------------------------------------------------------------------------------------------------------
Inpatient Discharge Report           Individual Level       Quarterly,          Electronic mail or diskette submission
Table 7                                                     within 30 days
                                                            of the end of
                                                            the
                                                            reporting
                                                            quarter
-----------------------------------------------------------------------------------------------------------------------------
Claims Inventory Summary Report      Plan Level             Quarterly,          Electronic mail on diskette submission
                                                            within 45 days
                                                            of the end of
                                                            the
                                                            reporting
                                                            quarter
-----------------------------------------------------------------------------------------------------------------------------
Marketing Rep. Report                Plan Level             Monthly, within     Electronic mail or diskette submission AHCA
Table 8                                                     30 days from        supplied spreadsheet template
                                                            the end of the
                                                            reporting month
-----------------------------------------------------------------------------------------------------------------------------
Provider Network Report              Location Level         At least            Electronic submission to enrollment and
Table 9                                                     monthly             disenrollment services contractor in format
                                                                                specified by enrollment and disenrollment
                                                                                contractor
-----------------------------------------------------------------------------------------------------------------------------
Child Health Check-Up Reporting      Plan Level             Annually, for       Electronic mail or diskette submission of
Table 10                                                    previous federal    completed Child Health Check-Up Reporting

              AHCA CONTRACT NO. FA522, ATTACHMENT I, PAGE 80 OF 166

July 2004                                               Medicaid HMO Contract

                                                               fiscal year (oct-   spreadsheet file
                                                               Sept) due by
                                                               January 15.
                                                               Audited report
                                                               is due by Oct 1.
-----------------------------------------------------------------------------------------------------------------------------
Child Health Check-Up Reporting,     Plan Level                Annually, for       Electronic mail or diskette submission of
Table 11                                                       previous federal    completed spreadsheet file
                                                               fiscal year (Oct-
                                                               Sept) due by
                                                               January 15. As
                                                               required by
                                                               Section 10.8.1 f.
                                                               of this contract.
                                                               Audited report
                                                               is due by Oct.1
-----------------------------------------------------------------------------------------------------------------------------
AHCA Quality                         Plan Level                Annually, for       Electronic mail, CD ROM or diskette
Indicators                                                     previous            submission
                                                               calendar year,
                                                               due October 1.
-----------------------------------------------------------------------------------------------------------------------------
Frail/Elderly Care Service           Individual Level          Quarterly,          Electronic mail, CD ROM or diskette
Utilization Report                                             within 45 days      submission
                                                               of end of
                                                               reporting
                                                               quarter
-----------------------------------------------------------------------------------------------------------------------------
Financial Reporting                  Plan Level                Quarterly,          AHCA supplied spreadsheet template on
                                                               within 45 days      diskette
                                                               of end of
                                                               reporting
                                                               quarter
-----------------------------------------------------------------------------------------------------------------------------
Audited Financial Report             Plan Level                Annually,           Electronic mail or diskette submission
                                                               within 90 days
                                                               of end of plan
                                                               Fiscal Year
-----------------------------------------------------------------------------------------------------------------------------
Minority Business Enterprise         Individual Level          Monthly by the      Electronic mail
Contract Reporting                                             fifteenth
Suspected Fraud Reporting            Plan Level                As required by      As required by section 60.2.14
                                                               section 60.2.14
-----------------------------------------------------------------------------------------------------------------------------
Behavioral Health Quarterly          Area 1 and Area 6 and     Quarterly,          Electronic mail or diskette
Report                               upon implementation of    within 45 days      submission of completed agency-supplied
                                     prepaid mental health     of the end of the   template
                                     in other Areas            quarter
                                     Location Level
-----------------------------------------------------------------------------------------------------------------------------
FARS/CFARS                           Area 1 and Area 6 and     Annually, due       As required by section 10.11.5
                                     upon implementation of    no later than
                                     prepaid mental health     August 15.
                                     in other Areas
-----------------------------------------------------------------------------------------------------------------------------
Behavioral Health: Annual            Area 6 and Area 1 and     Annually, due       Electronic mail or diskette submission of
Expenditure Report                   upon implementation of    no later than       completed agency-supplied template
                                     prepaid mental health     April 1.
                                     in other Areas
                                     Plan Level
-----------------------------------------------------------------------------------------------------------------------------
Emergency Management Plan            Plan Level                Annually, due       As required by Section 70.11
                                                               by May 31

         All plans must use the same naming convention for all submitted reports. Unless otherwise noted, each report will have an 8-digit file name, constructed as follows:

Digit 1                  Report Identifier     Indicates the report type. Use H for hospital
                                               discharge data, G for grievance report, M for
                                               Medicaid disenrollment, F for Frail Elder
                                               Disenrollment, S for Service utilization.
----------------------------------------------------------------------------------------------------
Digits 2, 3, and 4       Plan Identifier       Indicates the specific plan submitting the data by
                                               the use of 3 unique alpha digits. Comports to the
                                               plan identifier used in exchanging data with the
                                               enrollment broker.
----------------------------------------------------------------------------------------------------
Digits 5 and 6           Year                  Indicates the year. For example, reports submitted

              AHCA CONTRACT NO. FA522, ATTACHMENT I, PAGE 81 OF 166

July 2004                                               Medicaid HMO Contract

                                               in 2004 should indicate 04.
 ---------------------------------------------------------------------------------------------------
Digits 7 and 8           Time Period           For reports submitted on a quarterly basis, use Q1,
                                               Q2, Q3 or Q4. For reports submitted monthly, use
                                               the appropriate month, such as 01, 02, 03, etc.

         These files can be put on a diskette and mailed to the following address:

                    Agency for Health Care Administration
                    Bureau of Managed Health Care
                    Data Analysis Unit
                    Mail Stop Code #26
                    2727 Mahan Drive
                    Tallahassee, FL 32308

         OR

         Attached to an Internet e-mail message and electronically mailed to the Agency for Health Care Administration at the following address:

                     MMCDATA@FDHC.STATE.FL.US

         AHCA SUPPLIED SPREADSHEET TEMPLATES ON DISKETTE. The agency will provide templates to the plans for financial and CHCUP reporting. These templates can be used with Excel spreadsheet applications. The spreadsheets are to be completed and the diskette mailed to the address indicated above or attached to an Internet e-mail message and electronically mailed to the Agency for Health Care Administration at the email address noted above. Financial reports only must be sent to the following e-mail address:

                             MMCFIN@FDHC.STATE.FL.US

60.2.1   `PROPRIETARY' ENROLLMENT AND DISENROLLMENT UPLOADED FILE

         Until the transition to the use of the 834 transaction has been completed, this report is to be submitted monthly to the Florida Medicaid fiscal agent for every person who is to be involuntarily disenrolled (using an action code 2 transaction), or transferred to a different county of operation within the plan (using an action code 2 transaction with the old provider number county and an action code 1 with the new provider number county). No enrollment transactions should be submitted, since all enrollment transactions are completed by the agency-contracted enrollment broker. The file uploaded to the Medicaid fiscal agent's secure Internet site will be a fixed record length ASCII file (80 bytes)

                              TABLE 2. FILE LAYOUT

MONTHLY ENROLLMENT, DISENROLLMENT, AND CANCELLATION REPORT FOR PAYMENT FILE SPECIFICATION
------------------------------------------------------------------------------------------------------------------
                                          FIELD                                   START       END      CHARACTER
          DATA ELEMENT                    NAME                       LENGTH       COLUMN     COLUMN    OR NUMERIC
------------------------------------------------------------------------------------------------------------------
1=enrollment transfer,              Action Code                         1           1           1         N
2=disenrollment,
7=unable to locate
------------------------------------------------------------------------------------------------------------------
Valid 9 digit provider number       Provider Number                     9           2          10         N
------------------------------------------------------------------------------------------------------------------
Valid 10 digit Medicaid recipient   Recipient Medicaid                 10          11          20         N
I.D. number                         Number
------------------------------------------------------------------------------------------------------------------
Recipient's last name               Recipient Last Name                12          21          32         C
------------------------------------------------------------------------------------------------------------------
Recipient's first name              Recipient First Name                9          33          41         C
------------------------------------------------------------------------------------------------------------------
Recipient's date of birth           Recipient Date of Birth -           8          42          49         N

              AHCA CONTRACT NO. FA522, ATTACHMENT I, PAGE 82 OF 166

July 2004                                                  Medicaid HMO Contract

(MMDDYYYY)                                    MMDDYYYY
------------------------------------------------------------------------------------------------------------------
HMO/PHP assigned recipient I.D.               HMO Recipient ID          9          50          58         C
------------------------------------------------------------------------------------------------------------------
HMO location, assigned by plan                HMO Location              9          59          67         C
------------------------------------------------------------------------------------------------------------------
Reserved for Fiscal Agent Use                 Filler                    1          68          68
------------------------------------------------------------------------------------------------------------------
Inactive field, zero fill                     Filler                    8          69          76         C
------------------------------------------------------------------------------------------------------------------
Transaction date (MMYY) This                  HMO Transaction Date-     4          77          80         C
should reflect the date the transaction       MMYY
will be effective. Must be the month
following the submission of the file.

         ONCE THE TRANSITION TO THE EXCLUSIVE USE OF THE 834 TRANSACTION IS COMPLETE, THE PLANS MUST COMPLY WITH ALL THE FEDERAL REQUIREMENTS OF ADMINISTRATIVE SIMPLIFICATION, AS DOCUMENTED IN THE NATIONAL ELECTRONIC DATA INTERCHANGE TRANSACTION SET IMPLEMENTATION GUIDE FOR THE BENEFIT ENROLLMENT AND MAINTENANCE ASC X12N 834 TRANSACTION, AS WELL AS THE ACS/AHCA ANSI ASC X12N 834 COMPANION GUIDE.

             THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK.

              AHCA CONTRACT NO. FA522, ATTACHMENT I, PAGE 83 OF 166

July 2004                                                 Medicaid HMO Contract

60.2.2   MEDICAID HMO DISENROLLMENT SUMMARY(M***YYMM.DBF)

         This report provides a uniform means of reporting each HMO's monthly involuntary disenrollments and transfers from one county of plan operation to another. This is a summary report of the number of transactions submitted to the fiscal agent for processing. The report is required to enable the agency to assess the reasons for each HMO and to assure that members are disenrolled in compliance with contract guidelines.

         The plan will submit one record per location (unique 9 digit Medicaid provider number) in the M***YYMM.dbf file format.

         The plan will submit this report monthly, by the 15th day of the month being reported. The M***YYMM.dbf file will be submitted to the agency via Internet e-Mail to MMCDATA@FDHC.STATE.FL.US or on a high density 3.5" diskette (IBM compatible, 1.44 Mb) received by the due date at the address given in Section 60.2.

         Agency staff will perform site reviews of disenrollee files to assess the accuracy of these reports and to review the documentation of reasons for disenrollment. On a random basis, transactions submitted by the plan directly to the fiscal agent will also be compared to the reported number of transactions for a given month.

TABLE 3. FILE LAYOUT FOR MEDICAID HMO DISENROLLMENT SUMMARY REPORTING FILE

FIELD NAME                           DESCRIPTION                                      TYPE      WIDTH
-------------------------------------------------------------------------------------------------------
PLAN_ID      9 digit provider code (includes 2 digit location)                      Character     9
-------------------------------------------------------------------------------------------------------
FROM_DATE    The beginning date of the reporting period                             Date          8
-------------------------------------------------------------------------------------------------------
TO_DATE      The ending date of the reporting period                                Date          8
-------------------------------------------------------------------------------------------------------
I1           Missed 3 consecutive appointments in continuous 6 month period         Numeric       7
-------------------------------------------------------------------------------------------------------
I2           Moved out of service area                                              Numeric       7
-------------------------------------------------------------------------------------------------------
I3           Admitted to long term care facility                                    Numeric       7
-------------------------------------------------------------------------------------------------------
I4           Fraudulent use of Medicaid or plan ID card                             Numeric       7
-------------------------------------------------------------------------------------------------------
I5           Death of enrollee                                                      Numeric       7
-------------------------------------------------------------------------------------------------------
I6           Loss of Medicaid eligibility                                           Numeric       7
-------------------------------------------------------------------------------------------------------
I7           Resident of state hospital or correctional institution                 Numeric       7
-------------------------------------------------------------------------------------------------------
I8           Unable to locate                                                       Numeric       7
-------------------------------------------------------------------------------------------------------
I9           Resident of an ICF/DD                                                  Numeric       7
-------------------------------------------------------------------------------------------------------
I10          Hospice                                                                Numeric       7
-------------------------------------------------------------------------------------------------------
I11          Participants of the Project AIDS Care waiver program                   Numeric       7
-------------------------------------------------------------------------------------------------------
I12          Participants of the assisted living waiver                             Numeric       7
-------------------------------------------------------------------------------------------------------
I13          Residents of a prescribed pediatric extended care center               Numeric       7
-------------------------------------------------------------------------------------------------------
I14          Members of the Florida Assertive Community Treatment Team (FACT)       Numeric       7
-------------------------------------------------------------------------------------------------------
I15          Enrolled in Medicare HMO                                               Numeric       7
-------------------------------------------------------------------------------------------------------
I16          Major medical third party coverage                                     Numeric       7
-------------------------------------------------------------------------------------------------------
I17          Enrolled in + receiving services through Children's Med. Services.     Numeric       7
-------------------------------------------------------------------------------------------------------
I18          Admission to a DJJ residential commitment program/facility             Numeric       7
-------------------------------------------------------------------------------------------------------
Tin          Number of Transfers Into This County of Plan Operation                 Numeric       7
-------------------------------------------------------------------------------------------------------
Tout         Number of Transfers Out of This County of Plan Operation               Numeric       7

              AHCA CONTRACT NO. FA522, ATTACHMENT I, PAGE 84 OF 166

July 2004                                                 Medicaid HMO Contract

60.2.3   FRAIL/ELDERLY ANNUAL DISENROLLMENT SUMMARY REPORT (E***YY06.dbf)

         This report provides a uniform means of reporting disenrollments from the frail/elderly program.

         The plan will submit one record per location (unique 9 digit Medicaid provider number) in the F***YY06.dbf file format defined in this section.

         The plan will submit this report annually, by June 1. The file will be submitted to the agency via Internet e-Mail to MMCDATA@FDHC.STATE.FL.US or on a high density 3.5" diskette (IBM compatible, 1.44 Mb) received by the due date at the address given in Section 60.2.

         Agency staff will perform site reviews of disenrollee files to assess the accuracy of these reports and to review the documentation of reasons for disenrollment. These reviews will include a review of disenrollment due to patient deaths and disenrollments for reasons reported as other.

         FILE LAYOUT FOR FRAIL/ELDERLY DISENROLLMENT SUMMARY REPORTING FILE

FILED NAME                           DESCRIPTION                                         TYPE     WIDTH
-------------------------------------------------------------------------------------------------------
PLAN_ID       9 digit provider code (includes 2 digit location)                        Character    9
-------------------------------------------------------------------------------------------------------
FROM_DATE     The beginning date of the reporting period (mm/dd/yy)                    Date         8
-------------------------------------------------------------------------------------------------------
TO_DATE       The ending date of the reporting period (mm/dd/yy)                       Date         8
-------------------------------------------------------------------------------------------------------
V1            Expects to move                                                          Numeric      7
-------------------------------------------------------------------------------------------------------
V2            Wishes to see private M.D, or practitioner, or attend another clinic     Numeric      7
-------------------------------------------------------------------------------------------------------
V3            Dissatisfied with plan policies or procedures                            Numeric      7
-------------------------------------------------------------------------------------------------------
V4            Enrolled/Enrolling in MediPass                                           Numeric      7
-------------------------------------------------------------------------------------------------------
V5            Marketing representative complaint or misrepresentation of plan          Numeric      7
-------------------------------------------------------------------------------------------------------
V6            Enrolled/Enrolling in other Medicaid HMO                                 Numeric      7
-------------------------------------------------------------------------------------------------------
V7            Other Voluntary                                                          Numeric      7
-------------------------------------------------------------------------------------------------------
V8            Participants of the Assistive Care Services Program                      Numeric      7
-------------------------------------------------------------------------------------------------------
I1            Missed 3 consecutive appointments in continuous 6 month period           Numeric      7
-------------------------------------------------------------------------------------------------------
I2            Moved out of service area                                                Numeric      7
-------------------------------------------------------------------------------------------------------
I3            Admitted to long term care facility                                      Numeric      7
-------------------------------------------------------------------------------------------------------
I4            Fraudulent use of Medicaid or plan ID card                               Numeric      7
-------------------------------------------------------------------------------------------------------
I5            Death of enrollee                                                        Numeric      7
-------------------------------------------------------------------------------------------------------
I6            Loss of Medicaid eligibility                                             Numeric      7
-------------------------------------------------------------------------------------------------------
I7            Other involuntary                                                        Numeric      7
-------------------------------------------------------------------------------------------------------
I9            Resident of an ICF/DD                                                    Numeric      7
-------------------------------------------------------------------------------------------------------
I10           Hospice                                                                  Numeric      7
-------------------------------------------------------------------------------------------------------
I11           Participants of the Project AIDS Care waiver program                     Numeric      7
-------------------------------------------------------------------------------------------------------
I12           Participants of the Assisted Living Waiver                               Numeric      7
-------------------------------------------------------------------------------------------------------
I14           Members of the Florida Assertive Community Treatment Team                Numeric      7
              (FACT)
-------------------------------------------------------------------------------------------------------
I15           Enrolled in Medicare HMO                                                 Numeric      7
-------------------------------------------------------------------------------------------------------
I16           Major medical third party coverage                                       Numeric      7

              AHCA CONTRACT NO. FA522, ATTACHMENT I, PAGE 85 OF 166

July 2004                                                 Medicaid HMO Contract

60.2.4   SERVICE UTILIZATION SUMMARY (S***YYQ*.dbf)

         The plan will submit service utilization reports to the agency in the format defined below. This data includes services provided to MediKids members. This report is due within 45 calendar days after the end of the quarter being reported. For reporting purposes, calendar year quarters end as follows: Quarter 1, March; Quarter 2, June; Quarter 3, September; Quarter 4, December. The agency reserves the right to modify information and format.

         The plan will submit quarterly service utilization reports in the format of the dBASE III+ compatible file (S***YYQ*.dbf) defined below.

                  1. Medicaid ID: The 7 digit Medicaid provider number for a Medicaid contracted plan.

                  2. Report Type: Fill in the field rept_type with the value SUT to indicate the service utilization report.

                  3. Reporting Period: Complete the from_date and to_date fields with the beginning and ending dates of the quarter you are reporting. All date fields must be completed in traditional dbf format of mm/dd/yy.

                  4.       Service Utilization Measures:

                           Each Service Utilization measure described below will be reported by recipient eligibility category as defined on Table 4. These categories are AFDC related (AFDC, foster care, SOBRA), SSI with no Medicare, SSI with Medicare part B, SSI with Medicare part A and B, and persons served under the Frail Elderly program. Please note that only those plans that operate an Agency-approved Frail Elder expanded benefit should include Frail Elderly program data in this report.

                  A) Hospital Inpatient (Days): Enrollee inpatient days provided in the quarter. Do not report the number of stays or visits.
                  B) Emergency Center (Visits): Enrollee visits emergency centers (e.g., hospital emergency rooms and emergency clinics).
                  C) Physician Office (Visits): Enrollee visits to physician's offices (e.g., primary or specialty care by medical doctor or doctor of osteopathic medicine).
                  D) Non-Physician Office (Visits): Enrollee visits to non-physicians' offices for a variety of treatment reasons, modalities and services, including:
                           Physicians Assistant; Advanced Registered Nurse Practitioner.
                  E) Prescribed Medicine: Enter the number of prescriptions. If a prescription is refillable, each refill is counted separately. Include all services for which the plan paid, whether provided in house, contracted, or community pharmacies.
                  F) Nursing Home Days: Enter the number of nursing home days experienced by plan enrollees. Do not enter the number of stays or visits.
                  G) Live Births: Number of children born to members of your health plan.
                  H) Outpatient Center (Visits): Enrollee visits to outpatient centers (e.g. hospital outpatient agencies, ambulatory surgery centers and diagnostic centers).
                  I) Community Mental Health Services: Number of Community Mental Health Services provided by the plan to enrollees in your Medicaid contracted plan. These services include procedure codes 90801, 90825, 90843, 90844, 90853, 90862, 90887, 99214, W1023, W1027,
                           W1044, W1046, W1058, W1059, W1060, W1061, W1064,
                           W1067 through W1075.
                  J) Targeted Case Management Services: Number of mental health targeted case management services provided by the plan. Included services are: mental health case management for children under 18 (Medicaid procedure code W9891), mental health case management for adults (W9892), intensive team mental health case management (W9899).
                  K) Transportation Services: Number of trips provided by your plan to plan enrollees. Count a round trip as two trips.
                  L) Dental Services (if covered): Number of Dental Services provided by your plan to your plan members. Report all dental categories of service (D0100-D9999) provided. These services comprise CPT codes 10060 through 99285.

              AHCA CONTRACT NO. FA522, ATTACHMENT I, PAGE 86 OF 166

July 2004                                                 Medicaid HMO Contract

                  M) Total Enrollee Months: The number multiplied by the number of months served during the quarter. For example, if a person is enrolled in your plan for the entire quarter, then that corresponds to 3 months multiplied by 1 enrollee, that is a 3 enrollee months. This information can be obtained by summing the enrollee months for the quarter by eligibility category from the summary page of each month's final HMO Ongoing Report.

             THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK.

              AHCA CONTRACT NO. FA522, ATTACHMENT I, PAGE 87 OF 166

July 2004                                                 Medicaid HMO Contract

    TABLE 4. FIELD NAMES FOR SERVICE UTILIZATION SUMMARY FILE (S***YYQ*.dbf)

HMO SERVICE UTILIZATION REPORT LAYOUT

MEDICAID ID: PLAN ID    REPT_TYPE: SUT  REPORTING PERIOD:  FROM  FROM DATE TO TO DATE
                   UTILIZATION  MEASURES                                         ELIGIBILITY CATEGORIES
-----------------------------------------------------------------------------------------------------------------------------------
                                                                 AFDC / FOSTER     SSI - NO  SSI-PART B    SSI-PART     FRAIL
         SERVICES                          UNIT OF MEASURE                         MEDICARE   MEDICARE       A&B      ELDERLY**
                                                                  CARE / SOBRA                             MEDICARE
-----------------------------------------------------------------------------------------------------------------------------------
Hospital Inpatient                Days                              AFDC_HI        SSI_HI     SSIB_HI      SSIAB_HI    FE_HI**
-----------------------------------------------------------------------------------------------------------------------------------
Emergency Center                  Visits                            AFDC_EC        SSI_EC     SSIB_EC      SSIAB_EC    FE_EC**
-----------------------------------------------------------------------------------------------------------------------------------
Physician Office                  Visits                            AFDC_PO        SSI_PO     SSIB_PO      SSIAB_PO    FE_PO**
-----------------------------------------------------------------------------------------------------------------------------------
Non-Physician Office              Visits                            AFDC_NO        SSI_NO     SSIB_NO      SSIAB_NO    FE_NO**
-----------------------------------------------------------------------------------------------------------------------------------
Prescribed Medicines              Number of Prescriptions           AFDC_RX        SSI_RX     SSIB_RX      SSIAB_RX    FE_RX**
-----------------------------------------------------------------------------------------------------------------------------------
Nursing Home                      Days                              AFDC_NH        SSI__NH    SSIB_NH      SSIAB_NH    FE_NH**
-----------------------------------------------------------------------------------------------------------------------------------
Live Births                       Number of Births                  AFDC_LB        SSI_LB     SSIB_LB      SSIAB_LB    FE_LB**
-----------------------------------------------------------------------------------------------------------------------------------
Outpatient/Ambulatory Surgeries   Number of Outpatient Surgeries    AFDC_AS        SSI_AS     SSIB_AS      SSIAB_AS    FE_AS**
-----------------------------------------------------------------------------------------------------------------------------------
Community Mental Health           Number of Community Mental        AFDC_MH        SSI_MH     SSIB_MH      SSIAB_MH    FE_MH**
Services                          Health Services
-----------------------------------------------------------------------------------------------------------------------------------
Targeted Case Management          Number of Targeted Case           AFDC_CM        SSI_CM     SSIB_CM      SSIAB_CM    FE_CM**
Services                          Management Services
-----------------------------------------------------------------------------------------------------------------------------------
Transportation Services           Number of Trips                   AFDC_TR        SSI_TR     SSIB_TR      SSIAB_TR    FE_TR**
-----------------------------------------------------------------------------------------------------------------------------------
Dental Services                   Number of Services Provided       AFDC_DN        SSI_DN     SSIB_DN      SSIAB_DN    FE_DN**
-----------------------------------------------------------------------------------------------------------------------------------
Total Enrollee Months                                               AFDC_EM        SSI_EM     SSIB_EM      SSIAB_EM    FE_EM**

              AHCA CONTRACT NO. FA522, ATTACHMENT I, PAGE 88 OF 166

July 2004                                                 Medicaid HMO Contract

TABLE 5. STRUCTURE FOR SERVICE UTILIZATION SUMMARY REPORTING FILE (S***YYQ*.DBF)

FIELD  FIELD NAME  TYPE       WIDTH  FIELD  FIELD NAME   TYPE    WIDTH  FIELD  FIELD NAME    TYPE   WIDTH
----------------------------------------------------------------------------------------------------------
1      PLAN_ID     Character    7     24    FE_NO       Numeric    9     47    SSIB_MH     Numeric    9
----------------------------------------------------------------------------------------------------------
2      FROM_DATE   Date         8     25    AFDC_RX     Numeric    9     48    SSIAB_MH    Numeric    9
----------------------------------------------------------------------------------------------------------
3      TO_DATE     Date         8     26    SSI_RX      Numeric    9     49    FE_MH       Numeric    9
----------------------------------------------------------------------------------------------------------
4      REPT_TYPE   Character    5     27    SSIB_RX     Numeric    9     50    AFDC_CM     Numeric    9
----------------------------------------------------------------------------------------------------------
5      AFDC_HI     Numeric      9     28    SSIAB_RX    Numeric    9     51    SSI_CM      Numeric    9
----------------------------------------------------------------------------------------------------------
6      SSI_HI      Numeric      9     29    FE_RX       Numeric    9     52    SSIB_CM     Numeric    9
----------------------------------------------------------------------------------------------------------
7      SSIB_HI     Numeric      9     30    AFDC_NH     Numeric    9     53    SSIAB_CM    Numeric    9
----------------------------------------------------------------------------------------------------------
8      SSIAB_HI    Numeric      9     31    SSI_NH      Numeric    9     54    FE_CM       Numeric    9
----------------------------------------------------------------------------------------------------------
9      FE_HI       Numeric      9     32    SSIB_NH     Numeric    9     55    AFDC_TR     Numeric    9
----------------------------------------------------------------------------------------------------------
10     AFDC_EC     Numeric      9     33    SSIAB_NH    Numeric    9     56    SSI_TR      Numeric    9
----------------------------------------------------------------------------------------------------------
11     SSI_EC      Numeric      9     34    FE_NH       Numeric    9     57    SSIB_TR     Numeric    9
----------------------------------------------------------------------------------------------------------
12     SSIB_EC     Numeric      9     35    AFDC_LB     Numeric    9     58    SSIAB_TR    Numeric    9
----------------------------------------------------------------------------------------------------------
13     SSIAB_EC    Numeric      9     36    SSI_LB      Numeric    9     59    FE_TR       Numeric    9
----------------------------------------------------------------------------------------------------------
14     FE_EC       Numeric      9     37    SSIB_LB     Numeric    9     60    AFDC_DN     Numeric    9
----------------------------------------------------------------------------------------------------------
15     AFDC_PO     Numeric      9     38    SSIAB_LB    Numeric    9     61    SSI_DN      Numeric    9
----------------------------------------------------------------------------------------------------------
16     SSI_PO      Numeric      9     39    FE_LB       Numeric    9     62    SSIB_DN     Numeric    9
----------------------------------------------------------------------------------------------------------
17     SSIB_PO     Numeric      9     40    AFDC_AS     Numeric    9     63    SSIAB_DN    Numeric    9
----------------------------------------------------------------------------------------------------------
18     SSIAB_PO    Numeric      9     41    SSI_AS      Numeric    9     64    FE_DN       Numeric    9
----------------------------------------------------------------------------------------------------------
19     FE_PO       Numeric      9     42    SSIB_AS     Numeric    9     65    AFDC_EM     Numeric    9
----------------------------------------------------------------------------------------------------------
20     AFDC_NO     Numeric      9     43    SSIAB_AS    Numeric    9     66    SSI_EM      Numeric    9
----------------------------------------------------------------------------------------------------------
21     SSI_NO      Numeric      9     44    FE_AS       Numeric    9     67    SSIB_EM     Numeric    9
----------------------------------------------------------------------------------------------------------
22     SSIB_NO     Numeric      9     45    AFDC_MH     Numeric    9     68    SSIAB_EM    Numeric    9
----------------------------------------------------------------------------------------------------------
23     SSIAB_NO    Numeric      9     46    SSI_MH      Numeric    9     69    FE_EM       Numeric    9

              AHCA CONTRACT NO. FA522, ATTACHMENT I, PAGE 89 OF 166

July 2004                                                 Medicaid HMO Contract

60.2.5   APPEALS REPORT (A***YYQ*.DBF)

         The Appeals Report provides the agency with detailed information about the plan's ability to handle member appeals through its internal grievance system. Please refer to Section 100.0 of this contract for the definitions of grievances, actions and appeals.

         The A*** YYQ*.dbf file will be submitted to the Agency for Health Care Administration via Internet e-Mail to MMCDATA@FDHC.STATE.FL.US or on a high density 3.5" diskette (IBM compatible, 1.44 Mb) received within 45 calendar days following the end of the reported quarter. An appeals report must be submitted each quarter by each plan. If no new appeals have arisen in any counties of plan operation, or if the status of an unresolved appeal has not changed to 'Resolved,' please submit one record only. This record must contain the PLAN_ID field only, with the first 7 digits of the 9-digit Medicaid provider number.

TABLE 6. STRUCTURE FOR APPEAL REPORTING FILE

Field Name      Type      Width                 Description
----------------------------------------------------------------------------------------------------------
PLAN_ID       Character     9     Your nine digit Medicaid provider number.
----------------------------------------------------------------------------------------------------------
RECIP_ID      Character     9     The recipient's 9 digit Medicaid ID number
----------------------------------------------------------------------------------------------------------
LAST_NAME     Character    15     he recipient's last name
----------------------------------------------------------------------------------------------------------
FIRST_NAME    Character    15     he recipient's first name
----------------------------------------------------------------------------------------------------------
MID_INIT      Character     1     The recipient's middle initial
----------------------------------------------------------------------------------------------------------
APP_DATE      Date          8     The date of the appeal
----------------------------------------------------------------------------------------------------------
EXPED_REQ     Character     1     Indicate whether or not the appeal was an expedited request
                                  Y =Yes                          N = No
----------------------------------------------------------------------------------------------------------
APP_TYPE      Character     1     Indicate whether the appeal is related to a behavioral health service
                                  Y = Yes                         N=No
----------------------------------------------------------------------------------------------------------
APP_TYPE      Numeric       2     The type of appeal:
----------------------------------
                                  1. Quality of Care              9.  Enrollment/Disenrollment
                                  2. Access to Care               10. Termination of Contract
                                  3. Emergency Services           11. Services after termination
                                  4. Not Medically Necessary      12. Unauthorized out of plan svcs
                                  5. Pre-Existing Condition       13. Unauthorized in-plan svcs
                                  6. Excluded Benefit             14. Benefits available in plan
                                  7. Billing Dispute              15. Experimental/Investigational
                                  8. Contract Interpretation      16. Other
----------------------------------------------------------------------------------------------------------
DISP_DATE     Date          8     The date of the disposition (mm/dd/yy)
----------------------------------------------------------------------------------------------------------
DISP          Numeric       2     The disposition of the appeal:
----------------------------------
                                  1. Referral made to specialist  10. In HMO Grievance System
                                  2. PCP Appointment made         11. Referred to Area Office
                                  3. Bill Paid                    12. Member sent OLC form
                                  4. Procedure scheduled          13. Lost contact with member
                                  5. Reassigned PCP               14. Hospitalized / Institutionalized
                                  6. Reassigned Center            15. Confirmed original decision
                                  7. Disenrolled Self             16. Reinstated in HMO
                                  8. Disenrolled by plan          17. Other
                                  9. In HMO QA Review
----------------------------------------------------------------------------------------------------------
DISP_STAT     Character     1     R= Resolved                     U = Unresolved
                                  Note: Any appeal reported as unresolved must be reported again when resolved. Appeals that are resolved in the quarter prior to reporting should be reported for the first time as resolved.

           AHCA CONTRACT NO. FA522, ATTACHMENT I, PAGE 90 OF 166

July 2004                                                 Medicaid HMO Contract

60.2.6   INPATIENT DISCHARGE REPORT (H***YYQ*.DBF)

         The Inpatient Discharge Report provides the agency with detailed hospital inpatient utilization information. This includes general acute care and inpatient psychiatric services. The plan must submit a DBF file with the following record layout to the Agency via Internet e-mail to MMCDATA@FDHC.STATE.FL.US, on a high density 3.5" diskette (IBM compatible, 1.44 Mb), or on a CD, quarterly within 30 calendar days following the end of the reported quarter. During the first year of the contract period, these data records will be submitted to the fiscal agent's State Healthcare Clearinghouse using the HIPAA-compliant X12N 837 transaction. The Agency will provide adequate written notice prior to beginning this conversion.

TABLE 7.  STRUCTURE FOR INPATIENT DISCHARGE REPORTING FILE

FIELD NAME           TYPE       WIDTH                DESCRIPTION
----------------------------------------------------------------------------------------------------------
PLAN_ID            Character      9         9 Digit Medicaid provider number of health plan
----------------------------------------------------------------------------------------------------------
RECIP_ID           Character      9         9 Digit Medicaid ID number of plan member
----------------------------------------------------------------------------------------------------------
RECIP_LAST         Character      20        Last name of plan member
----------------------------------------------------------------------------------------------------------
RECIP_FIRS         Character      10        First name of plan member
----------------------------------------------------------------------------------------------------------
RECIP_DOB          Date           8         Plan member's date of birth
----------------------------------------------------------------------------------------------------------
HOSP_ID            Character      9         AHCA ID Number of admitting hospital
----------------------------------------------------------------------------------------------------------
HOSP_NAME          Character      50        Optional Field if ID not on agency-supplied list; Please use upper case only.
----------------------------------------------------------------------------------------------------------
ADMIT              Date           8         Date of Admission
----------------------------------------------------------------------------------------------------------
DISCH              Date           8         Date of Discharge
----------------------------------------------------------------------------------------------------------
ADMIT_TYPE         Character      1         Indicates the Type of Admission.
                                            1=General Acute Care
                                            2=Inpatient Psych
----------------------------------------------------------------------------------------------------------
TPL                Numeric        5         Amount paid by third party (whole dollars)
----------------------------------------------------------------------------------------------------------
DIAGI              Character      7         Primary ICD-9 Diagnosis
----------------------------------------------------------------------------------------------------------
DIAG2              Character      7         Secondary ICD-9 Diagnosis (if applicable)
----------------------------------------------------------------------------------------------------------
DIAG3              Character      7         Tertiary ICD-9 Diagnosis (if applicable)
----------------------------------------------------------------------------------------------------------
PROC1              Character      5         For an surgical or obstetrical admission, the principal ICD-9
                                            Procedure Code
----------------------------------------------------------------------------------------------------------
PROC2              Character      5         For an surgical or obstetrical admission, the secondary ICD-9
                                            Procedure Code
----------------------------------------------------------------------------------------------------------
PROC3              Character      5         For an surgical or obstetrical admission, the tertiary ICD-9
                                            Procedure Code

60.2.7   MARKETING REPRESENTATIVE REPORT (R***YYMM.XLS)

         The plan shall be required to register each marketing representative with the agency as outlined in Section 30.3, Marketing Representatives. The R***YYMM.xls file will be submitted within five days of the reporting month to the agency at the following e-mail address: petrieg@fdhc.state.fl.us. The agency-supplied spreadsheet template must be used. This template contains the following data elements:

TABLE 8: REQUIRED INFORMATION FOR MARKETING REPRESENTATIVE REPORT TEMPLATE()

        Plan Information       Marketing Representative Information
        -----------------------------------------------------------
        Plan Name              Last Name
        -----------------------------------------------------------
        Address                First Name
        -----------------------------------------------------------
        Contact Person         DOI License Number
        -----------------------------------------------------------
        Phone                  Address
        -----------------------------------------------------------
        Fax                    City

              AHCA CONTRACT NO. FA522, ATTACHMENT I, PAGE 91 OF 166

July 2004                                                 Medicaid HMO Contract

        Email Address          State
        -----------------------------------------------------------
                               Zip
        -----------------------------------------------------------
                               Office Phone
        -----------------------------------------------------------
                               Cell Phone
        -----------------------------------------------------------
                               Last HMO Employer

60.2.8   PROVIDER NETWORK REPORT

         The agency shall collect provider network information from the Medicaid contracted HMOs. The plan shall submit to the enrollment and disenrollment services contractor, via FTP, the plan's provider directory for each county on at least a monthly basis, and in the format described below. This report serves dual purposes. The enrollment services contractor loads this information into their BESST system for use in answering beneficiary questions and to enable primary care provider (PCP) selection at the time of voluntary plan enrollment. The agency uses the file to monitor the plan's compliance with required provider network composition and PCP to member ratios, and for other uses deemed pertinent. The plan must ensure that this is an electronic representation of the plan's network of contracted providers, not a listing of entities for whom claims have been paid.

         The file is an ASCII flat file and is a complete refresh of the provider information. The file must be submitted on the Monday preceding the second to the last Saturday of each month. If this Monday deadline falls on a holiday, the file must be submitted on the Friday before the holiday. Both the enrollment services contractor and the Agency will use this required file. The plan may also choose to submit the file a second time each month, on the third business day before the end of the month. The plan may use this optional file submission opportunity to ensure that the information presented to beneficiaries is the most current data available. Updated provider network information is available to the enrollment specialists two to three business days after the submission deadline.

         THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK.

         AHCA CONTRACT NO. FA522, ATTACHMENT I, PAGE 92 OF 166

July 2004                                                 Medicaid HMO Contract

TABLE 9. FILE LAYOUT FOR MEDICAID HMO PROVIDER NETWORKS

                    Field      Required       Field
Field Name          Length      Field         Format       Justification                            Comments
-----------------------------------------------------------------------------------------------------------------------------------
Plan Code              9          X           alpha     Left with            This is the 9 digit Medicaid Provider ID number
                                                        leading zeros        specific to the county of HMO operation.
-----------------------------------------------------------------------------------------------------------------------------------
Provider Type          1          X           alpha     Left                 Identifies the provider's general area of service with
                                                                             an alpha character, as follows:
                                                                             P = Primary Care Provider (PCP)
                                                                             I = Individual Practitioner other than a PCP
                                                                             B = Birthing Center
                                                                             T = Therapy
                                                                             G = Group Practice (includes FQHCs and RHCs)
                                                                             H = Hospital
                                                                             C = Crisis Stabilization Unit
                                                                             D = Dentist
                                                                             R = Pharmacy
                                                                             A = Ancillary Provider (DME providers, Home Health
                                                                                 Care Agencies, etc.)
-----------------------------------------------------------------------------------------------------------------------------------
Plan Provider         15          X           alpha     Left with leading    Unique number assigned to the provider by the plan.
Number                                                  zeros
-----------------------------------------------------------------------------------------------------------------------------------
Group Affiliation     15     Required for     alpha     Left with            The unique provider number assigned by the HMO to the
                             all groups and             leading zeros        group practice. This field is required for all
                             providers                                       providers who are members of a group, such as PCPs
                             who are                                         and specialists. The group affiliation number must be
                             members of a                                    the same for all providers who are members of that
                             group                                           group. A record is also required for each group
                                                                             practice being reported. For groups, this
                                                                             identification number must be the same as the plan
                                                                             provider number.
-----------------------------------------------------------------------------------------------------------------------------------
SSN or FEIN            9          X           alpha     Left with            Social Security Number of Federal Identification
..                                                       leading zeros        Number for the individual provider or the group
                                                                             practice.
-----------------------------------------------------------------------------------------------------------------------------------
Provider last         30          X           alpha     Left                 The last name of the provider, or the first
name                                                                         30 characters of the name of the group. (Please do
                                                                             not include courtesy titles such as Dr., Mr., Ms.,
                                                                             since this titles can interfere with electronic
                                                                             searches of the data.) This field should also be used
                                                                             to note hospital name. UPPER CASE ONLY PLEASE.
-----------------------------------------------------------------------------------------------------------------------------------
Provider first        30          X           alpha     Left                 The first name of the provider, or the continuation
name                                                                         of the name of the group. Please do  not include
                                                                             provider middle name in this field. Middle name field
                                                                             has been added at the end of the file for this
                                                                             purpose. UPPER CASE ONLY PLEASE.
-----------------------------------------------------------------------------------------------------------------------------------
Address line 1        30          X           alpha     Left                 Physical location of the provider or practice. Do not
                                                                             use P.O. Box or mailing address is different from
                                                                             practice location. UPPER CASE ONLY PLEASE.
-----------------------------------------------------------------------------------------------------------------------------------
Address line 2        30                      alpha     Left

              AHCA CONTRACT NO. FA522, ATTACHMENT I, PAGE 93 OF 166

July 2004                                                 Medicaid HMO Contract

City                  30          X           alpha     Left                 Physical city location of the provider or practice.
                                                        Left                 UPPER CASE ONLY PLEASE
-----------------------------------------------------------------------------------------------------------------------------------
Zip Code               9          X          numeric    Left with            Physical zip code location of the provider or
                                                        trailing zeros       practice. Accuracy is important, since address
                                                                             information is one of the standard items used to
                                                                             search for providers that are located in close
                                                                             proximity to the member.
-----------------------------------------------------------------------------------------------------------------------------------
Phone area code        3                     numeric    Left
-----------------------------------------------------------------------------------------------------------------------------------
Phone number           7                     numeric    Left                 Please note that the format does not allow for use of
                                                                             a hyphen
-----------------------------------------------------------------------------------------------------------------------------------
Phone extension        4                     numeric    Left
-----------------------------------------------------------------------------------------------------------------------------------
Sex                    1                      alpha     Left                 The gender of the provider. Valid values: M = male;
                                                                             F = Female; U = Unknown
-----------------------------------------------------------------------------------------------------------------------------------
PCP Indicator          1          X           alpha     Left                 Used to indicate if an individual provider is a
                                                                             primary care physician. Valid values: P = Yes, the
                                                                             provider is a PCP; N = No, the provider is not a PCP.
                                                                             This field should not be used to note group providers
                                                                             as PCPs, since members must be assigned to specific
                                                                             providers, not group practices.
-----------------------------------------------------------------------------------------------------------------------------------
Provider               1     Required if      alpha     Left                 X = Accepting new patients
Limitation                   PCP Indicator                                   N = Not accepting new patients but remaining a
                             = P                                                 contracted network provider
                                                                             L = Not accepting new patients; leaving the network
                                                                                 (Please note the "L" designation at
                                                                                 the earliest opportunity)
                                                                             P = Only accepting current patients
                                                                             C = Accepting children only
                                                                             A = Accepting adults only
                                                                             R = Refer member to HMO member services
                                                                             F = Only accepting female patients
-----------------------------------------------------------------------------------------------------------------------------------
HMO/MediPass           1          X           alpha     Left                 H = HMO
Indicator                                                                    This field must be completed with this designation
                                                                             for each record submitted by the HMO.
-----------------------------------------------------------------------------------------------------------------------------------
Evening hours          1                      alpha     Left                 Y = Yes; N = No
-----------------------------------------------------------------------------------------------------------------------------------
Saturday hours         1                      alpha     Left                 Y = Yes; N = No
----------------------------------------------------------------------------------------------------------------------------------
Age restrictions      20                      alpha     Left                 Populate this field with free-form text, to identify
                                                                             any age restriction the provider may have on their
                                                                             practice.
-----------------------------------------------------------------------------------------------------------------------------------
Primary Specialty      3     Required if     numeric    Left with            Insert the 3 digit code that most closely describes
                             Provider                   leading zeros        ------------------------------------------------------
                             Type = P or I                                   001 Adolescent Medicine         002 Allergy
                                                                             ------------------------------------------------------
                                                                             003 Anesthesiology              004 Cardiovascular
                                                                                                             Medicine
                                                                             ------------------------------------------------------
                                                                             005 Dermatology                 006 Diabetes
                                                                             ------------------------------------------------------
                                                                             007 Emergency Medicine          008 Endocrinology
                                                                             ------------------------------------------------------
                                                                             009 General Family Practice     010 Gastroenterology
                                                                             ------------------------------------------------------
                                                                             011 General Practice            012 Preventative
                                                                                                             Medicine
                                                                             ------------------------------------------------------
                                                                             013 Geriatrics                  014 Gynecology
                                                                             ------------------------------------------------------
                                                                             015 Hematology                  016 Immunology
                                                                             ------------------------------------------------------
                                                                             017 Infectious Diseases         018 Internal Medicine
                                                                             -----------------------------------------------------
                                                                             019 Neonatal/Perinatal          020 Neoplastic
                                                                                                             Diseases

              AHCA CONTRACT NO. FA522, ATTACHMENT I, PAGE 94 OF 166

July 2004                                                 Medicaid HMO Contract

                                                                             021 Nephrology                  022 Neurology
                                                                             ------------------------------------------------------
                                                                             023 Neurology/Children          024 Neuropathology
                                                                             ------------------------------------------------------
                                                                             025 Nutrition                   026 Obstetrics
                                                                             ------------------------------------------------------
                                                                             027 OB-GYN                      028 Occupational
                                                                                                             Medicine
                                                                             ------------------------------------------------------
                                                                             029 Oncology                    030 Ophthalmology
                                                                             ------------------------------------------------------
                                                                             031 Otolaryngology              032 Pathology
                                                                             ------------------------------------------------------
                                                                             033 Pathology, Clinical         034 Pathology, Forensic
                                                                             ------------------------------------------------------
                                                                             035 Pediatrics                  036 Pediatric Allergy
                                                                             ------------------------------------------------------
                                                                             037 Pediatric Cardiology        038 Pediatric Oncology
                                                                                                             &Hematology
                                                                             ------------------------------------------------------
                                                                             039 Pediatric Nephrology        040 Pharmacology
                                                                             ------------------------------------------------------
                                                                             041 Physical Medicine           042 Psychiatry
                                                                             and Rehab
                                                                             ------------------------------------------------------
                                                                             043 Psychiatry, Child           044 Psychoanalysis
                                                                             ------------------------------------------------------
                                                                             045 Public Health               046 Pulmonary Diseases
                                                                             ------------------------------------------------------
                                                                             047 Radiology                   048 Radiology,
                                                                                                             Diagnostic
                                                                             ------------------------------------------------------
                                                                             049 Radiology, Pediatric        050 Radiology,
                                                                                                             Therapeutic
                                                                             ------------------------------------------------------
                                                                             051 Rheumatology                052 Surgery, Abdominal
                                                                             ------------------------------------------------------
                                                                             053 Surgery, Cardiovascular     054 Surgery, Colon /
                                                                                                             Rectal
                                                                             ------------------------------------------------------
                                                                             055 Surgery, General            056 Surgery, Hand
                                                                             ------------------------------------------------------
                                                                             057 Surgery, Neurological       058 Surgery, Orthopedic
                                                                             ------------------------------------------------------
                                                                             059 Surgery, Pediatric          060 Surgery, Plastic
                                                                             ------------------------------------------------------
                                                                             061 Surgery, Thoracic           062 Surgery, Traumatic
                                                                             ------------------------------------------------------
                                                                             063 Surgery, Urological         064 Family Planning
                                                                             ------------------------------------------------------
                                                                             065 Maternal/Fetal              066 Therapeutic
                                                                                                             Comprehensive
                                                                                                             Assessment
                                                                             ------------------------------------------------------
                                                                             067 Physical Therapist          068 Therapeutic
                                                                                                             Foster Care
                                                                             ------------------------------------------------------
                                                                             069 UNUSED                      070 Adult Dentures Only
                                                                             ------------------------------------------------------
                                                                             071 General Dentistry           072 Oral Surgeon
                                                                                                             (Dentist)
                                                                             ------------------------------------------------------
                                                                             073 Pedodontist                 074 Other Dentist
                                                                             ------------------------------------------------------
                                                                             075 Adult Primary Care          076 Clinical Nurse
                                                                             Nurse Practitioner              Spec. Psych Mental
                                                                                                             with Nurse
                                                                             ------------------------------------------------------
                                                                             077 College Health Nurse        078 Diabetic Nurse
                                                                             Practitioner                    Practitioner
                                                                             ------------------------------------------------------
                                                                             079 UNUSED                      080 Family Nurse
                                                                                                             Practitioner
                                                                             ------------------------------------------------------
                                                                             081 Family Planning Nurse       082 Geriatric Nurse
                                                                             Practitioner                    Practitioner
                                                                             ------------------------------------------------------
                                                                             083 Maternal/Child Family       084 Cert. Reg.
                                                                             Planning Nurse Practitioner     Nurse Anesthetist
                                                                             ------------------------------------------------------
                                                                             085 Certified Registered        086 OB/GYN Nurse
                                                                             Nurse Midwife                   Practitioner
                                                                             ------------------------------------------------------
                                                                             087 Pediatric Nurse             088 Orthodontist
                                                                             Practitioner
                                                                             ------------------------------------------------------
                                                                             089 Assisted Living for         090 Occupational
                                                                             the Elderly                     Therapist
                                                                             ------------------------------------------------------
                                                                             091 Physical Therapist          092 Speech Therapist
                                                                             ------------------------------------------------------
                                                                             093 Respiratory Therapist       094 Katie Beckett
                                                                             ------------------------------------------------------
                                                                             095 Aged/Disabled Adults        096 Developmental
                                                                                                             Services Disability
                                                                             ------------------------------------------------------

              AHCA CONTRACT NO. FA522, ATTACHMENT I, PAGE 95 OF 166

July 2004                                                  Medicaid HMO Contract

                                                             097 Channeling             098 Community Supported Living
                                                                                        Arrangement

                                                             ----------------------------------------------------------
                                                             099 Project AIDS Care      100 Chiropractor

                                                             ----------------------------------------------------------
                                                             101 Optometrist            102 Podiatrist
                                                             ----------------------------------------------------------
                                                             103 Urologist

                                                             ----------------------------------------------------------
Specialty 2       3           numeric    Left with           Use codes listed above.
                                         leading

------------------------------------------------------------------------------------------------------------------------------------
Specialty 3       3           numeric    Left with           Use codes listed above.
                                         leading

------------------------------------------------------------------------------------------------------------------------------------
Language  1       2           numeric    Left with           01 = English
                                         leading             02 = Spanish
                                                             03 = Haitian Creole
                                                             04 = Vietnamese
                                                             05 = Cambodian
                                                             06 = Cambodian
                                                             07 = Cambodian
                                                             08 = Polish
                                                             09 = French
                                                             10 = Other
------------------------------------------------------------------------------------------------------------------------------------
Language  2       2           numeric                        Use codes listed above.
------------------------------------------------------------------------------------------------------------------------------------
Language  3       2           numeric                        Use codes listed above.
------------------------------------------------------------------------------------------------------------------------------------
Hospital          9           numeric    Left with           Hospital with which the provider isaffiliated
Affiliation 1                            leading zeros       Use the AHCA ID for accurate identification,

------------------------------------------------------------------------------------------------------------------------------------
Hospital          9           numeric    Left with           as above
Affiliation 2                            leading zeros

------------------------------------------------------------------------------------------------------------------------------------
Hospital          9           numeric    Left with           as above
Affiliation 3                            leading zeros

------------------------------------------------------------------------------------------------------------------------------------
Hospital          9           numeric    Left with           as above
Affiliation 4                            leading zeros

------------------------------------------------------------------------------------------------------------------------------------
Hospital          9           numeric    Left with           as above
Affiliation 5                            leading zeros

------------------------------------------------------------------------------------------------------------------------------------
Wheel Chair       1           alpha                          Indicates if the provider's office is wheelchair Use Y = Yes or N = No.
Access                                                       accessible.
------------------------------------------------------------------------------------------------------------------------------------
# of HMO          4    X      numeric    Left with           Information must be provided for PCPs only.Indicates the total number
Members                                  leading zeros       of patients who are enrolled in submitting plan.For providers who practice at multiple locations, the number of HMO members specific to each physical location must be specified.

------------------------------------------------------------------------------------------------------------------------------------
Active Patient    4    X      numeric    Left with           Total Active Patient Load, as defined in contract
Load                                     leading zeros
------------------------------------------------------------------------------------------------------------------------------------
Professional      10   X      alpha/                         Must be included for all health care professionals. License number is formatted with up
------------------------------------------------------------------------------------------------------------------------------------

         AHCA CONTRACT NO. FA522, ATTACHMENT I, PAGE 96 OF 166

July 2004                                                  Medicaid HMO Contract

License Number                       numeric                        to 3 alpha characters followed by up to 7 numeric digits.
------------------------------------------------------------------------------------------------------------------------------------
AHCA Hospital     8    Required if   numeric      Left with         The number assigned by the Agency to uniquely identify each
ID                     Provider                   leading zeros     specific hospital by physical location. Any out of state
                       Type = "H"                                   hospital for which an AHCA ID is not included should be
                                                                    designated with the pseudo-number 99999999.
------------------------------------------------------------------------------------------------------------------------------------
County Health     1    X             alpha                          Used to designate whether the individual or group provider is
Department                                                          associated only with a  county health department.Y = Yes; N =
(CHD)Indicator                                                      field must be completed for all PCP and
                                                                    No. This specialty providers.
------------------------------------------------------------------------------------------------------------------------------------
Filler            47   X
------------------------------------------------------------------------------------------------------------------------------------

Trailer Record
The trailer record is used to balance the number of recordsreceived with the number loaded on BESST. The data from the Trailer Record is not loaded on BESST. RECORD LENGTH: 76

                             Field          Field
   Field Name                Length         Format                          Values
--------------------------------------------------------------------------------------------------
Trailer Record Text            36           Alpha             'TRAILER RECORD DATA'
--------------------------------------------------------------------------------------------------
Record Count                   7            Numeric           Total number of records on file
                                                              excluding the trailer record (right
                                                              justified, zero filled)
--------------------------------------------------------------------------------------------------
System Process date            8            Alpha             Mmddyyyy
--------------------------------------------------------------------------------------------------
Filler                         25
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------

         AHCA CONTRACT NO. FA522, ATTACHMENT I, PAGE 97 OF 166

July 2004                                                  Medicaid HMO Contract

60.2.9   CHILD HEALTH CHECK-UP REPORTING

         This annual EPSDT (CHCUP-CMS 416) report provides basic information on participation in the Medicaid Child Health Check-Up program. The information is used to comply with Federal EPSDT (CMS 416) reporting requirements and allows the state to assess the effectiveness of EPSDT programs operated by the plans. Child health screening services are defined for purposes of reporting on this form as initial or periodic screens required to be provided according to Florida's screening periodicity schedule.

         THIS REPORT IS DUE BY THE JANUARY 15TH FOLLOWING THE END OF THE REPORTING PERIOD. THE REPORTING PERIOD IS FROM OCTOBER 1 THROUGH SEPTEMBER 30. For example, the report covering October 1, 2002 through September 30, 2002 will be due on or before January 2003. A reporting template will be provided with all formulas entered. The method of calculation is provided in the detailed instructions below for your information. By October 1 of the following year, the plans shall deliver to the Agency a certification by an Agency approved independent auditor that the Child Health Checkup data have been fairly and accurately presented.

         DETAILED INSTRUCTIONS - For each of the following line items, report total counts by the age groups indicated. In cases where calculations are necessary, perform separate calculations for the total column and each age group. Report age BASED UPON THE CHILD'S AGE AS OF SEPTEMBER 30 OF THE FEDERAL FISCAL YEAR.

         MEDICAID PROVIDER ID NUMBER - Enter the plan's seven digit Medicaid Provider ID number

         PLAN NAME. Enter the name of your Health Plan.

         FISCAL YEAR. Enter the federal fiscal year being reported. Example October 1, 2001 - September 30, 2002 is Federal Fiscal year 2001-2002.

         LINE 1 - TOTAL INDIVIDUALS ELIGIBLE FOR EPSDT (CHCUP) - Enter the total unduplicated number of all individuals under the age of 21 enrolled in the plan, distributed by age and by basis of Medicaid eligibility. Unduplicated means that an eligible person is reported only once although he or she may have had more than one period of eligibility during the year. Medicaid-eligible individuals under age 21 are considered eligible for EPSDT (CHCUP) services, regardless of whether they have been informed about the availability of EPSDT (CHCUP) services or whether they accept EPSDT (CHCUP) services at the time of informing.

         DO NOT COUNT YOUR MEDIKIDS POPULATIONS.

         LINE 2a - STATE PERIODICITY SCHEDULE - Given.

         LINE 2b - NUMBER OF YEARS IN AGE GROUP - Given

         LINE 2c - ANNUALIZED STATE PERIODICITY SCHEDULE - Given

         LINE 3a - TOTAL MONTHS ELIGIBILITY - Enter the total months of eligibility for the individuals in each age group in line 1 during the reporting year.

         LINE 3b - AVERAGE PERIOD OF ELIGIBILITY - Calculated by dividing the total months of eligibility by line 1. Divide that number by 12 and enter the quotient. This number represents the portion of the year that individuals remain Medicaid eligible during the reporting year, regardless of whether eligibility was maintained continuously.

         LINE 4 - EXPECTED NUMBER OF SCREENINGS PER ELIGIBLE MULTIPLIED - Calculated by multiplying line 2c by line 3b. Enter the product. This number reflects the expected number of initial or periodic screenings per child per year based on the number required by the state-specific periodicity schedule and the average period of eligibility.

                  AHCA CONTRACT NO. FA522, ATTACHMENT I, PAGE 98 OF 166

July 2004                                                  Medicaid HMO Contract

         LINE 5 - EXPECTED NUMBER OF SCREENINGS - Calculated by multiplying line 4 by line 1. Enter the product. This reflects the total number of initial or periodic screenings expected to be provided to the eligible individuals in line 1.

         LINE 6 - TOTAL SCREENS RECEIVED - Enter the total number of initial or periodic screens furnished to eligible individuals under either fee-for-service or managed care arrangements. This includes those initial screens billed to Medicaid's fiscal agent in accordance with
         Section 80.1 a. of this contract. USE THE CPT CODES LISTED BELOW OR ANY PLAN-SPECIFIC EPSDT (CHCUP) CODES YOU MAY HAVE DEVELOPED IN THE PLAN FOR THESE SCREENS. USE OF THESE PROXY CODES IS FOR REPORTING PURPOSES ONLY. PLANS MUST CONTINUE TO ENSURE THAT ALL FIVE AGE-APPROPRIATE ELEMENTS OF AN EPSDT (CHCUP) SCREEN, AS DEFINED BY LAW, ARE PROVIDED TO EPSDT (CHCUP) RECIPIENTS.

         NOTE: This number should not reflect sick visits or episodic visits provided to children unless an initial or periodic screen was also performed during the visit. However, it may reflect a screen outside of the normal state periodicity schedule that is used as a "catch-up" EPSDT (CHCUP) screening. (A catch-up EPSDT (CHCUP) screening is defined as a complete screening that is provided to bring a child up-to-date with the State's screening periodicity schedule.) Use data reflecting DATE OF SERVICE within the fiscal year for such screening services or other documentation of such services furnished under capitated arrangements. The codes to be used to document the receipt of an initial or periodic screen are as follows: .

         CPT-4 CODES: PREVENTIVE MEDICINE SERVICES
         99381 New Patient under one year
         99382 New Patient (ages 1-4 years)
         99383 New Patient (ages 5-11 years)
         99384 New Patient (ages 12-17 years)
         99385 New Patient (ages 18-39 years)
         99391 Established patient under one year
         99392 Established patient (ages 1-4 years)
         99393 Established patient (ages 5-11 years)
         99394 Established patient (ages 12-17 years)
         99395 Established patient (ages 18-39 years)
         99431 Newborn care (history and examination)
         99432 Normal newborn care
         99435 Newborn Care (history and examination) or

         CPT-4 codes: Evaluation and Management Codes
         99201-99205 New Patient
         99211-99215 Established Patient

         (NOTE: THESE CPT-4 EVALUATION AND MANAGEMENT CODES MUST BE USED IN CONJUNCTION WITH V CODES V20-V20.2 AND/OR V70.0 AND/OR V70.3-70.9.)

         DO NOT COUNT MEDIKIDS POPULATION WHO HAVE HAD A CHECK-UP.

         LINE 7 - SCREENING RATIO - Calculated by dividing the actual number of initial and periodic screening services received (line 6) by the expected number of initial and periodic screening services (line 5). This ratio indicates the extent to which EPSDT (CHCUP) eligibles receive the number of initial and periodic screening services required by the state's periodicity schedule, adjusted by the proportion of the year for which they are Medicaid eligible. THIS RATIO SHOULD NOT BE OVER 100%. ANY DATA SUBMITTED WHICH EXCEEDS 100% WILL BE REFLECTED AS 100% ON THE FINAL REPORT. The plan shall adopt annual screening goals to achieve at least 80% EPSDT (CHCUP) screening ratio pursuant to
         Section 5360, Annual Participation Goals, of the State Medicaid Manual.

         AHCA CONTRACT NO. FA522, ATTACHMENT I, PAGE 99 OF 166

July 2004                                                  Medicaid HMO Contract

         LINE 8 - TOTAL ELIGIBLES WHO SHOULD RECEIVE AT LEAST ONE INITIAL OR PERIODIC SCREEN - The number of persons who should receive at least one initial or periodic screen is dependent on the state's periodicity schedule. Use the following calculations:

         1. Look at the number entered in line 4 of this form. If that number is greater than 1, use the number 1. If the number in line 4 is less than or equal to 1, use the number in line 4. (This procedure will eliminate situations where more than one visit is expected in any age group in a year.)

         2. Multiply the number from calculation 1 above by the number in line 1 of the form. Enter the product on line 8.

         LINE 9 - TOTAL ELIGIBLES RECEIVING AT LEAST ONE INITIAL OR PERIODIC SCREEN - Enter the unduplicated count of individuals, including those enrolled in managed care arrangements, who received at least one documented initial or periodic screen during the year. Refer to codes in line 6.
         DO NOT COUNT MEDIKIDS POPULATION WHO HAVE HAD A CHECK-UP.

         LINE 10 - PARTICIPANT RATIO - Calculated by dividing line 9 by line 8. This ratio indicates the extent to which eligibles are receiving any initial and periodic screening services during the year. The plan shall adopt annual participating goals to achieve at least 80% EPSDT (CHCUP) participating ratio pursuant to Section 5360, Annual Participation Goals, of the State Medicaid Manual.

         LINE 11 - TOTAL ELIGIBLES REFERRED FOR CORRECTIVE TREATMENT - Enter the unduplicated number of individuals, including those in managed care arrangements, who, as the result of at least one health problem identified during an initial or periodic screening service, INCLUDING VISION AND HEARING SCREENINGS, were scheduled for another appointment with the screening provider or referred to another provider for further needed diagnostic or treatment services. This element does not include correction of health problems during the course of a screening examination. This element is required. For reporting on the EPSDT (CHCUP) only count the referral codes "T" and "V".

         The new federally required referral codes are:

U              Complete Normal
               Indicator is used when there are no referrals made.

2              Abnormal, Treatment Initiated
               Indicator is used when a child is currently under treatment for referred diagnostic or corrective health problem.

T              Abnormal, Recipient Referred
               Indicator is used for referrals to another provider for diagnostic or corrective treatments or scheduled for another appointment with check-up provider for diagnostic or corrective treatment for at least one health problem identified during an initial or periodic check-up (not including dental referrals)

V              Patient Refused Referral
               Indicator is used when the patient refused a referral.

         LINE 12a - TOTAL ELIGIBLES RECEIVING ANY DENTAL SERVICES - Enter the unduplicated number of children receiving any dental service as defined by HCPC codes D0100 - D9999 (ADA codes 00100 - 09999). Include Procedure Code W5301.

         LINE 12b - TOTAL ELIGIBLES RECEIVING PREVENTIVE DENTAL SERVICES - Enter the unduplicated number of children receiving a preventive dental service as defined by HCPC codes D1000 - D1999 (ADA codes 01000 - 01999). Include Procedure Code W5301.

         LINE 12c - TOTAL ELIGIBLES RECEIVING DENTAL TREATMENT SERVICES - Enter the unduplicated number of children receiving treatment services as defined by HCPC codes D2000 - D9999 (ADA codes 02000 - 09999).

         AHCA CONTRACT NO. FA522, ATTACHMENT I, PAGE 100 OF 166

July 2004                                                  Medicaid HMO Contract

         NOTE: For purposes of reporting the information on dental services, unduplicated means that each child is counted once for each line of data requested. For example, a child would be counted once on line 12a for receiving any dental service and would be counted again for line 12b and/or 12c if the child received a preventive and/or treatment dental service. These numbers should reflect services received in fee-for-service and managed care arrangements. Lines 12b and 12c do not equal to total services reflected on line 12a.

         LINE 13 - TOTAL ELIGIBLES ENROLLED IN MANAGED CARE - This number is reported for informational purposes only. This number represents all individuals eligible for EPSDT (CHCUP) services in the plan who were enrolled at any time during the reporting year. These individuals should be included in the total number of unduplicated eligibles on line 1 and the number of initial or periodic screenings provided to these individuals should be included in lines 6 and 8 for purposes of determining the state's screening and participation rates. The number of individuals referred for corrective treatment and receiving dental services should be reflected in lines 11 and 12, respectively.
         DO NOT COUNT YOUR MEDIKIDS POPULATIONS.

         LINE 14 - TOTAL NUMBER OF SCREENING BLOOD LEAD TESTS - Enter the total number of screening blood lead tests furnished to eligible individuals enrolled in your plan. Blood lead tests done on persons who have been diagnosed or treated for lead poisoning should not be counted. This is a required element. Do not make entries in the shaded columns.

         To report number of screening blood lead tests do the following: Count the number of times CPT code 83655 ("lead") or any state-specific (local) codes including W9979 used for a blood lead tests reported with any ICD-9-CM except with diagnosis codes 984 (.0-.9)("Toxic Effects of Lead and Its Compounds"), E861.5 ("Accidental Poisoning by Petroleum Products, Other Solvents and Their Vapors NEC: Lead Paints"), and E866.0 ("Accidental Poisoning by Other Unspecified Solid and Liquid
         Substances: Lead and Its Compounds and Fumes"). These specific ICD-9-CM diagnosis codes are used to identify people who are lead poisoned. Blood lead tests done in these individuals should not be counted as a screening blood lead test. This is a federally mandated test for ages 12 months, 24 months and between the ages of 36 - 72 months for those who have not been previously screened for lead poisoning.

         AHCA CONTRACT NO. FA522, ATTACHMENT I, PAGE 101 OF 166

July 2004                                                  Medicaid HMO Contract

          TABLE 10. SAMPLE OF CHILD HEALTH CHECK-UP REPORTING TEMPLATE

ENTER DATA IN BLUE COLORED OUT-LINED CELLS          CHILD HEALTH CHECK-UP REPORT
                ONLY                               (CHCUP)
    SEVEN DIGIT MEDICAID PROVIDER NUMBER :     THIS REPORT IS DUE TO THE
                               PLAN NAME :     AGENCY NO LATER THAN JANUARY 15.
                     FEDERAL FISCAL YEAR :                   THE AUDITED REPORT
                                                              IS DUE OCTOBER 1.

                                                 AGE GROUPS
                                                 LESS THAN    1-2      3-5     6-9     10-14    15-18    19-20     TOTAL
                                                  1 YEAR     YEARS *  YEARS   YEARS    YEARS    YEARS    YEARS   ALL YEARS
---------------------------------------------------------------------------------------------------------------------------
1.        TOTAL INDIVIDUALS ELIGIBLE FOR CHCUP
          (UNDUPLICATED)
---------------------------------------------------------------------------------------------------------------------------
2A.       STATE PERIODICITY SCHEDULE                 6         4        3       2       5         4        2          26
---------------------------------------------------------------------------------------------------------------------------
2B.       NUMBER OF YEARS IN AGE GROUP               1         2        3       4       5         4        2          21
---------------------------------------------------------------------------------------------------------------------------
2C.       ANNUALIZED STATE PERIODICITY SCHEDULE    6.00      2.00     1.00    0.50    1.00      1.00     1.00       1.24
---------------------------------------------------------------------------------------------------------------------------
3A.       TOTAL MONTHS OF ELIGIBILITY
---------------------------------------------------------------------------------------------------------------------------
3B.       AVERAGE PERIOD OF ELIGIBILITY
---------------------------------------------------------------------------------------------------------------------------
4.        EXPECTED NUMBER OF SCREENINGS
          PER ELIGIBLE
---------------------------------------------------------------------------------------------------------------------------
5.        EXPECTED NUMBER OF SCREENINGS
---------------------------------------------------------------------------------------------------------------------------
6.        TOTAL SCREENS RECEIVED
---------------------------------------------------------------------------------------------------------------------------
7.        SCREENING RATIO
---------------------------------------------------------------------------------------------------------------------------
8.        TOTAL ELIGIBLE WHO SHOULD RECEIVE
          AT LEAST ONE
          INITIAL OR PERIODIC SCREENING
---------------------------------------------------------------------------------------------------------------------------
9.        TOTAL ELIGIBLES RECEIVING AT LEAST
          ONE INITIAL OR
          PERIODIC SCREEN (UNDUPLICATED)
---------------------------------------------------------------------------------------------------------------------------
10.       PARTICIPATION RATIO
---------------------------------------------------------------------------------------------------------------------------
11.       TOTAL ELIGIBLES REFERRED FOR
          CORRECTIVE TREATMENT (UNDUPLICATED)
---------------------------------------------------------------------------------------------------------------------------
12A.      TOTAL ELIGIBLES RECEIVING ANY DENTAL
          SERVICES
          (UNDUPLICATED)
---------------------------------------------------------------------------------------------------------------------------

             AHCA CONTRACT NO. FA522, ATTACHMENT I, PAGE 102 OF 166

July 2004                                                 Medicaid HMO Contract

12B.      TOTAL ELIGIBLES RECEIVING
          PREVENTATIVE DENTAL SERVICES
          (UNDUPLICATED)
---------------------------------------------------------------------------------------------------------------------------
12C.      TOTAL ELIGIBLES RECEIVING DENTAL
          TREATMENT SERVICES (UNDUPLICATED)
---------------------------------------------------------------------------------------------------------------------------
13.       TOTAL ELIGIBLES ENROLLED IN PLAN
---------------------------------------------------------------------------------------------------------------------------
14.       TOTAL NUMBER OF SCREENING BLOOD
          LEAD TESTS
---------------------------------------------------------------------------------------------------------------------------

         * INCLUDES 12-MONTH VISIT

             AHCA CONTRACT NO. FA522, ATTACHMENT I, PAGE 103 OF 166

July 2004                                                 Medicaid HMO Contract

                  TABLE 11. CHILD HEALTH CHECK-UP REPORT - FLORIDA 60 % SCREENING RATIO TEMPLATE FILING INSTRUCTIONS

         This report is due by January 15th following the end of the reporting period. The reporting period is from October 1 through September 30. The Agency will supply a reporting template that includes all formulas already entered. By October 1 of the following year, the plan shall deliver to the Agency a certification by an Agency approved independent auditor that the Child Health Checkup data has been fairly and accurately presented.

         DETAILED INSTRUCTIONS: For each of the following line items, report total counts by the age groups indicated. In cases where calculations are necessary, perform separate calculations for the total column and each age group. Report age BASED UPON THE CHILD'S AGE AS OF SEPTEMBER 30 OF THE FEDERAL FISCAL YEAR.

         MEDICAID PROVIDER ID NUMBER: Enter the plan's seven digit Medicaid Provider ID number.

         PLAN NAME: Enter the name of the managed health care plan.

         FISCAL YEAR: Enter the Federal Fiscal year being reported. Example:
         October 1, 1999 - September 30, 2000 would be Federal fiscal year 1999-2000.

         LINE 1 - TOTAL INDIVIDUALS ELIGIBLE FOR CHILD HEALTH CHECK-UP (EPSDT):
         Enter the total UNDUPLICATED number of all individuals under the age of 21 enrolled in the health plan CONTINUOUSLY FOR 8 MONTHS, distributed by age and by basis of Medicaid eligibility. Unduplicated means that an eligible person is REPORTED ONLY ONCE although he or she may have had more than one period of eligibility during the year. Medicaid eligible individuals under age 21 are considered eligible for EPSDT (CHCUP) services, regardless of whether they have been informed about the availability of EPSDT services or whether they accept EPSDT (CHCUP) services at the time of the informing.

         DO NOT COUNT YOUR MEDIKIDS POPULATIONS.

         LINE 2A - STATE PERIODICITY SCHEDULES - Given.

         LINE 2B - NUMBER OF YEARS IN AGE GROUP - Given.

         LINE 2C - ANNUALIZED STATE PERIODICITY SCHEDULE - Given.

         LINE 3A - TOTAL MONTHS ELIGIBILITY - Enter the total months of eligibility for the individuals in each age group in Line 1 during the reporting year.

         LINE 3B - AVERAGE PERIOD OF ELIGIBILITY - Calculated by dividing the total months of eligibility by Line 1, then by dividing that number by
         12. This number represents the portion of the year that individuals remain Medicaid eligible during the reporting year, regardless of whether eligibility was maintained continuously.

         LINE 4 - EXPECTED NUMBER OF SCREENINGS PER ELIGIBLE MULTIPLY - Calculated by multiplying Line 2c by Line3 b. This number reflects the expected number of initial or periodic screenings per child per year based on the number required by the state-specific periodicity schedule and the average period of eligibility.

         LINE 5 - EXPECTED NUMBER OF SCREENINGS - Calculated by multiplying Line 4 by Line 1. This reflects the total number of initial or periodic screenings expected to be provided to the eligible individuals in Line 1.

         LINE 6 - TOTAL SCREENINGS RECEIVED - Enter the total number of initial or periodic screens furnished to eligible individuals under managed care arrangements. USE THE CPT CODES LISTED BELOW OR ANY PLAN-SPECIFIC EPSDT (CHCUP) CODES THE PLAN MAY HAVE DEVELOPED FOR THESE SCREENS. USE OF THESE PROXY CODES IS FOR REPORTING PURPOSES ONLY. PLANS MUST CONTINUE TO ENSURE THAT ALL FIVE AGE-APPROPRIATE ELEMENTS OF AN EPSDT (CHCUP) SCREEN, AS DEFINED BY LAW, ARE PROVIDED TO EPSDT (CHCUP) RECIPIENTS.

         NOTE: This number should not reflect sick visits or episodic visits provided to children unless an initial or periodic screen was also performed during the visit. However, it may reflect a screen outside of the normal state periodicity schedule that is used as a "catch-up" EPSDT (CHCUP) screening. (A catch-up EPSDT

             AHCA CONTRACT NO. FA522, ATTACHMENT I, PAGE 104 OF 166

July 2004                                                 Medicaid HMO Contract

         screening is defined as a COMPLETE screening that is provided to bring a child up-to-date with the State's screening periodicity schedule.) Use data reflecting DATE OF SERVICE within the fiscal year for such screening services or other documentation of such services furnished under capitated arrangements. The codes to be used to document the receipt of an initial or periodic screen are as follows:

                  Medicaid locally assigned procedure code W9881
                       CPT-4 codes Preventive Medicine Services

         99381 New Patient under one year
         99382 New Patient (ages 1-4 years)
         99383 New Patient (ages 5-11 years)
         99384 New Patient (ages 12-17 years)
         99385 New Patient (ages 18-39 years)
         99391 Established patient under one year
         99392 Established patient (ages 1-4 years)
         99393 Established patient (ages 5-11 years)
         99394 Established patient (ages 12-17 years)
         99395 Established patient (ages 18-39 years)
         99431 Newborn care (history and examination)
         99432 Normal newborn care
         99435 Newborn Care (history and examination)

         or
              CPT-4 Codes, Evaluation and Management Codes
         99201-99205 New Patient
         99211-99215 Established Patient

         NOTE: THESE CPT-4 CODES MUST BE USED IN CONJUNCTION WITH V CODES V20-V20.2 AND/OR V70.0 AND/OR V70.3-V70.9.

         DO NOT COUNTY YOUR MEDIKIDS POPULATION WHO HAVE HAD A CHECK-UP.

         LINE 7-SCREENING RATIO - Calculated by dividing the actual number of initial and periodic screening services received (Line 6) by the expected number of initial and periodic screening services (Line 5). This ratio indicates the extent to which EPSDT (CHCUP) eligibles receive the number of initial and periodic screening services required by the state's periodicity schedule, adjusted by the proportion of the year for which they are Medicaid eligible. THIS RATIO SHOULD NOT BE OVER 100%. ANY DATA SUBMITTED WHICH EXCEEDS 100% WILL BE REFLECTED AS 100% ON THE FINAL REPORT.

              THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK.

             AHCA CONTRACT NO. FA522, ATTACHMENT I, PAGE 105 OF 166

July 2004                                                  Medicaid HMO Contract

         TABLE 11. SAMPLE OF CHILD HEALTH CHECK-UP REPORT - FLORIDA 60% SCREENING RATIO TEMPLATE

ENTER DATA IN BLUE COLORED OUT-LINED CELLS

                                          CHILD HEALTH CHECKUP REPORT (EPSDT) -
                                          60% SCREENING RATIO

SEVEN DIGIT MEDICAID PROVIDER       THIS REPORT IS DUE TO THE AGENCY NO
                   ID NUMBER :      LATER THAN JANUARY.
                   PLAN NAME :                  THIS REPORT REFLECTS ONLY THOSE
                                                ELIGIBLES THAT HAVE AT LEAST 8
                                                MONTHS OF CONTINUOUS
                                                ENROLLMENT
         FEDERAL FISCAL YEAR :   409.912(26),

                                             AGE GROUPS
                                             LESS THAN       1-2        3-5     6-9      10-14     15-18  19-20     TOTAL
                                             1 YEAR         YEARS *    YEARS    YEARS    YEARS     YEARS  YEARS    ALL YEARS
1. TOTAL INDIVIDUALS ELIGIBLE FOR EPSDT
   (UNDUPLICATED)

2A. STATE PERIODICITY SCHEDULE                   6             4        3         2          5     4       2           26

2B. NUMBER OF YEARS IN AGE GROUP                 1             2        3         4          5     4       2           21

2C. ANNUALIZED STATE PERIODICITY SCHEDULE        6.00          2.00     1.00     0.50       1.00   1.00    1.00         1.24

3A. TOTAL MONTHS OF ELIGIBILITY

3B. AVERAGE PERIOD OF ELIGIBILITY

4. EXPECTED NUMBER OF SCREENINGS PER ELIGIBLE

5. EXPECTED NUMBER OF SCREENINGS


         AHCA CONTRACT NO. FA522, ATTACHMENT I, PAGE 106 OF 166

July 2004                                                  Medicaid HMO Contract

                                             AGE GROUPS
                                             LESS THAN       1-2        3-5     6-9      10-14     15-18  19-20     TOTAL
                                             1 YEAR         YEARS *    YEARS    YEARS    YEARS     YEARS  YEARS    ALL YEARS
6. TOTAL SCREENS RECEIVED 0

7. SCREENING RATIO - F.S. 409.912(26)


              THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK.

         AHCA CONTRACT NO. FA522, ATTACHMENT I, PAGE 107 OF 166

July 2004                                                  Medicaid HMO Contract

60.2.10   AHCA QUALITY INDICATORS

          Completion of AHCA Quality Indicators

          The AHCA Quality Indicators will be calculated for each calendar year; that is from January 1 through December 31. The AHCA Quality Indicators are due by October 1 subsequent to the measurement year.

          The measures will constitute a subset of the HEDIS and will be based on the current recommendation of the National Committee for Quality Assurance (NCQA) for Medicaid HMO HEDIS reporting. Detailed instructions and valuable information for calculating these measures can be found in the HEDIS documentation available from NCQA. Technical specification for the quality indicators can be found in the current HEDIS Technical Specifications Manual available from the National Committee for Quality Assurance, 2000 L Street NW, Suite 500, Washington, DC 20036. (800) 839-6487.

          Plans shall refer to and comply with Rule Chapter 59B-13, Florida Administrative Code, for reporting instructions regarding the report format, electronic reporting and other information pertaining to Medicaid membership reporting for these quality indicators.

          Do not include Florida Healthy Kids or MediKids with your Medicaid data for the AHCA Quality Indicators.

60.2.11   FRAIL/ELDERLY CARE SERVICE UTILIZATION REPORTING (F***YYQ*.dbf)

          Any plan that operates an Agency-approved Frail Elder expanded benefit must submit recipient-specific service utilization data in the electronic format specified below. The services reported represent the comprehensive array of services that might be necessary to maintain a member at home while avoiding nursing home placement, including acute and long-term care services.

          These reports must be provided as ASCII, fixed length text files, with two files, per recipient, per month. There will be one file for long-term care services and one file for acute care services. For example, if a recipient were enrolled for an entire quarter, you would have three separate records in each of two separate files that are submitted once for the entire quarter. These two files, the LTC Services file and the Acute Care Services file, must be submitted once every quarter to your DOEA/AHCA contract manager. You will have up to three months after the last month in a specific quarter to submit the quarterly report.

          Right justify all fields unless noted otherwise. For amount paid, include the sum of Medicaid and Medicare crossover claims (deductibles and co-pays for Medicare claims).* If you have questions about the definitions of these services please reference the appropriate Medicaid coverage and limitations handbook for Medicaid state plan services. Note: Please do not use commas between fields. Round currency to the nearest dollar amount.

              THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK.

           AHCA CONTRACT NO. FA522, ATTACHMENT I, PAGE 108 OF 166

July 2004                                                  Medicaid HMO Contract

FILE 1: LONG-TERM CARE SERVICES

                                                                                       FIELD        START
FIELD NAME    DESCRIPTION                                     UNIT OF MEASUREMENT      LENGTH       COL.       END COL. TEXT/NUMERIC
------------------------------------------------------------------------------------------------------------------------------------
SSN           SOCIAL SECURITY NUMBER (LEFT JUSTIFY)           000000000                 9             1           9        NUMERIC
------------------------------------------------------------------------------------------------------------------------------------
MEDICAID      MEDICAID ID NUMBER                              0000000000               10            10          19        NUMERIC
------------------------------------------------------------------------------------------------------------------------------------
ENROL         INITIAL DATE OF PROGRAM ENROLLMENT              MMYYYY                    6            20          25        NUMERIC
------------------------------------------------------------------------------------------------------------------------------------
DISENROL      DATE OF DISENROLLMENT, IF APPLICABLE            MMYYYY                    6            26          31        NUMERIC
------------------------------------------------------------------------------------------------------------------------------------
REINST        REINSTATE DATE                                  MMYYYY                    6            32          37        NUMERIC
------------------------------------------------------------------------------------------------------------------------------------
ALF           ALF RESIDENT INDICATOR                          1=YES; 2=NO               1            38          38        NUMERIC
------------------------------------------------------------------------------------------------------------------------------------
MONTH         REPORT MONTH                                    MMYYYY                    6            39          44        NUMERIC
------------------------------------------------------------------------------------------------------------------------------------
LTC
SERVICES      DESCRIPTION                                     UNIT OF SERVICE/
                                                              COST
------------------------------------------------------------------------------------------------------------------------------------
ADCOMP             Adult Companion Services                   15 MINUTE UNIT            4            45          48        NUMERIC
------------------------------------------------------------------------------------------------------------------------------------
ADAYHLTH      ADULT DAY HEALTH SERVICES                       15 MINUTE UNIT            4            49          52        NUMERIC
------------------------------------------------------------------------------------------------------------------------------------
ALFSVS        ASSISTED LIVING SERVICES                        DAYS                      2            53          54        NUMERIC
------------------------------------------------------------------------------------------------------------------------------------
ALFSVS$$      ASSISTED LIVING SERVICES                        AMOUNT PAID               6            55          60        NUMERIC
------------------------------------------------------------------------------------------------------------------------------------
ATTCARE       ATTENDANT CARE SERVICES                         15 MINUTE UNIT            4            61          64        NUMERIC
------------------------------------------------------------------------------------------------------------------------------------
CASEAID       CASE AIDE                                       15 MINUTE UNIT            4            65          68        NUMERIC
------------------------------------------------------------------------------------------------------------------------------------
CASEMGMT           Case Management (Internal)                 15 MINUTE UNIT            4            69          72        NUMERIC
------------------------------------------------------------------------------------------------------------------------------------
CHORE         CHORE SERVICES                                  15 MINUTE UNIT            2            73          74        NUMERIC
------------------------------------------------------------------------------------------------------------------------------------
COM_MH        COMMUNITY MENTAL HEALTH                         VISIT                     2            75          76        NUMERIC
------------------------------------------------------------------------------------------------------------------------------------
CNMS_$$       CONSUMABLE MEDICAL SUPPLIES                     AMOUNT PAID               6            77          82        NUMERIC
------------------------------------------------------------------------------------------------------------------------------------
COUNSEL       COUNSELING                                      15 MINUTE UNIT            4            83          86        NUMERIC
------------------------------------------------------------------------------------------------------------------------------------
DME_$$        DURABLE MEDICAL EQUIPMENT                       AMOUNT PAID               6            87          92        NUMERIC
------------------------------------------------------------------------------------------------------------------------------------
ENVIRAA       ENVIRONMENTAL ACCESSIBILITY ADAPTATIONS         JOB                       2            93          94        NUMERIC
------------------------------------------------------------------------------------------------------------------------------------
ESCORT        ESCORT SERVICES                                 15 MINUTE UNIT            4            95          98        NUMERIC
------------------------------------------------------------------------------------------------------------------------------------
FAMT_I        FAMILY TRAINING SERVICES (INDIVIDUAL)           15 MINUTE UNIT            2            99         100        NUMERIC
------------------------------------------------------------------------------------------------------------------------------------
FAMT_G        FAMILY TRAINING SERVICES (GROUP)                15 MINUTE UNIT            2           101         102        NUMERIC
------------------------------------------------------------------------------------------------------------------------------------
FINARRS       FINANCIAL ASSESSMENT/RISK REDUCTION SERVICES    15 MINUTE UNIT            4           103         106        NUMERIC
------------------------------------------------------------------------------------------------------------------------------------
FINM_RRS      FINANCIAL MAINTENANCE/RISK REDUCTION SERVICES   15 MINUTE UNIT            4           107         110        NUMERIC
------------------------------------------------------------------------------------------------------------------------------------
HDMEAL        HOME DELIVERED MEALS                            MEAL                      2           111         112        NUMERIC
------------------------------------------------------------------------------------------------------------------------------------
HOMESRVS      HOMEMAKER SERVICES                              15 MINUTE UNIT            4           113         116        NUMERIC
------------------------------------------------------------------------------------------------------------------------------------
MH_CM         MENTAL HEALTH CASE MANAGEMENT                   15 MINUTE UNIT            4           117         120        NUMERIC
------------------------------------------------------------------------------------------------------------------------------------
SNF           NURSING FACILITY SERVICES- LONG-TERM            DAYS                      2           121         122        NUMERIC
------------------------------------------------------------------------------------------------------------------------------------
NUTR_RRS      NUTRITIONAL ASSESSMENT/RISK REDUCTION SERVICES  15 MINUTE UNIT            4           123         126        NUMERIC
------------------------------------------------------------------------------------------------------------------------------------
OT            OCCUPATIONAL THERAPY                            15 MINUTE UNIT            4           127         130        NUMERIC
------------------------------------------------------------------------------------------------------------------------------------
PCS           PERSONAL CARE SERVICES                          15 MINUTE UNIT            4           131         134        NUMERIC
------------------------------------------------------------------------------------------------------------------------------------
PERS_I        PERSONAL EMERGENCY RESPONSE SYSTEM              Job                       2                                   NUMERIC
              INSTALLATION                                                                          135         136
------------------------------------------------------------------------------------------------------------------------------------
PERS_M        PERSONAL EMERGENCY RESPONSE SYSTEM  -           DAY                       2           137         138        NUMERIC
------------------------------------------------------------------------------------------------------------------------------------

                    AHCA CONTRACT NO. FA522, ATTACHMENT I, PAGE 109 OF 166

July 2004                                                  Medicaid HMO Contract

                                                                                       FIELD       START
FIELD NAME     DESCRIPTION                                     UNIT OF MEASUREMENT     LENGTH      COL.     END COL.  TEXT/NUMERIC
------------------------------------------------------------------------------------------------------------------------------------
               MAINTENANCE
------------------------------------------------------------------------------------------------------------------------------------
PEST_I         PEST CONTROL - INITIAL VISIT                    JOB                      2          139      140        NUMERIC
------------------------------------------------------------------------------------------------------------------------------------
PEST_M         PEST CONTROL - MAINTENANCE                      MONTH                    1          141      141        NUMERIC
------------------------------------------------------------------------------------------------------------------------------------
PT             PHYSICAL THERAPY                                15 MINUTE UNIT           4          142      145        NUMERIC
------------------------------------------------------------------------------------------------------------------------------------
RISKREDU       PHYSICAL RISK ASSESSMENT AND REDUCTION          15 MINUTE UNIT           4          146      149        NUMERIC
------------------------------------------------------------------------------------------------------------------------------------
PRIVNURS       PRIVATE DUTY NURSING SERVICES                   15 MINUTE UNIT           4          150      153        NUMERIC
------------------------------------------------------------------------------------------------------------------------------------
PT_R           REGISTERED PHYSICAL THERAPIST                   VISIT                    2          154      155        NUMERIC
------------------------------------------------------------------------------------------------------------------------------------
RSPTH          RESPIRATORY THERAPY                             15 MINUTE UNIT           4          156      159        NUMERIC
------------------------------------------------------------------------------------------------------------------------------------
RESP_HM        RESPITE CARE - IN HOME                          15 MINUTE UNIT           4          160      163        NUMERIC
------------------------------------------------------------------------------------------------------------------------------------
RESP_FAC       RESPITE CARE - FACILITY-BASED                   DAYS                     2          164      165        NUMERIC
------------------------------------------------------------------------------------------------------------------------------------
NURSE          SKILLED NURSING                                 VISIT                    4          166      169        NUMERIC
------------------------------------------------------------------------------------------------------------------------------------
SPTH           SPEECH THERAPY                                  15 MINUTE UNIT           4          170      173        NUMERIC
------------------------------------------------------------------------------------------------------------------------------------
TRANSPOR       TRANSPORTATION SERVICES (NOT INCLUDED IN ESCORT TRIPS                    3                              NUMERIC
               OR ADULT DAY HEALTH SERVICES)                                                       174      176
------------------------------------------------------------------------------------------------------------------------------------
OTH_UNIT       OTHER LTC SERVICE NOT LISTED (UNIT)             UNIT/ VISIT              6          177      182        NUMERIC
------------------------------------------------------------------------------------------------------------------------------------
DESCR_1        DESCRIPTION OF OTHER LTC SERVICE                                        35          183      217           TEXT
------------------------------------------------------------------------------------------------------------------------------------
OTH_$$         OTHER LTC SERVICE NOT LISTED (AMOUNT)           AMOUNT PAID              6          218      223        NUMERIC
------------------------------------------------------------------------------------------------------------------------------------
DESCR_2        DESCRIPTION OF OTHER LTC SERVICE                                        35          224      258           TEXT
------------------------------------------------------------------------------------------------------------------------------------

FILE 2: ACUTE CARE SERVICES

FIELD NAME    DESCRIPTION                                  UNIT OF MEASUREMENT      FIELD        START     END COL.  TEXT/NUMERIC
                                                                                    LENGTH       COL.
ACUTE                                                      UNITS OF SERVICE/
SERVICES      DESCRIPTION                                  COST
------------------------------------------------------------------------------------------------------------------------------------
SSN           SOCIAL SECURITY NUMBER (LEFT JUSTIFY)         000000000                 9             1         9          NUMERIC
------------------------------------------------------------------------------------------------------------------------------------
MEDICAID      MEDICAID ID NUMBER                           0000000000                10            10        19          NUMERIC
------------------------------------------------------------------------------------------------------------------------------------
MONTH         REPORT MONTH                                 MMYYYY                     6            20        25          NUMERIC
------------------------------------------------------------------------------------------------------------------------------------
CLINIC        CLINIC SERVICES                              VISIT                      2            26        27          NUMERIC
------------------------------------------------------------------------------------------------------------------------------------
CLINIC$$      CLINIC SERVICES COSTS                        VISIT                      2            28        29          NUMERIC
------------------------------------------------------------------------------------------------------------------------------------
DENTAL        DENTAL SERVICES                              VISIT                      6            30        35          NUMERIC
------------------------------------------------------------------------------------------------------------------------------------
DENTAL$$      DENTAL SERVICES COSTS                        AMOUNT PAID                6            36        41          NUMERIC
------------------------------------------------------------------------------------------------------------------------------------
DIALYSIS      DIALYSIS CENTER                              VISIT                      2            42        43          NUMERIC
------------------------------------------------------------------------------------------------------------------------------------
DIALYS$$      DIALYSIS CENTER COSTS                        AMOUNT PAID                6            44        49          NUMERIC
------------------------------------------------------------------------------------------------------------------------------------
ER            EMERGENCY ROOM SERVICES                      VISIT                      2            50        51          NUMERIC
------------------------------------------------------------------------------------------------------------------------------------
ER_$$         EMERGENCY ROOM SERVICES COSTS                AMOUNT PAID                6            52        57          NUMERIC
------------------------------------------------------------------------------------------------------------------------------------
FQHC          FQHC SERVICES                                VISIT                      2            58        59          NUMERIC
------------------------------------------------------------------------------------------------------------------------------------
FQHC_$$       FQHC SERVICES COSTS                          AMOUNT PAID                6            60        65          NUMERIC
------------------------------------------------------------------------------------------------------------------------------------
HEAR          HEARING SERVICES INCLUDING HEARING AIDS      AMOUNT PAID                6            66        71          NUMERIC
------------------------------------------------------------------------------------------------------------------------------------

                    AHCA CONTRACT NO. FA522, ATTACHMENT I, PAGE 110 OF 166

July 2004                                                  Medicaid HMO Contract


                                                                                      FIELD        START
FIELD NAME      DESCRIPTION                                    UNIT OF MEASUREMENT    LENGTH       COL.      END COL.  TEXT/NUMERIC
------------------------------------------------------------------------------------------------------------------------------------
INPTSVS         INPATIENT HOSPITAL SERVICES                    DAY                      3             72        74       NUMERIC
------------------------------------------------------------------------------------------------------------------------------------
INPTSV$$        INPATIENT HOSPITAL SERVICES COSTS              AMOUNT PAID              6             75        80       NUMERIC
------------------------------------------------------------------------------------------------------------------------------------
LAB             INDEPENDENT LABORATORY OR PORTABLE X-RAY       AMOUNT PAID              6             81        86       NUMERIC
                SERVICES
------------------------------------------------------------------------------------------------------------------------------------
ARNP            NURSE PRACTITIONER SERVICES                    VISIT                    2             87        88       NUMERIC
------------------------------------------------------------------------------------------------------------------------------------
ARNP_$$         NURSE PRACTITIONER SERVICES COSTS              AMOUNT PAID              6             89        94       NUMERIC
------------------------------------------------------------------------------------------------------------------------------------
RX_$$           PHARMACEUTICALS                                AMOUNT PAID              6             95       100       NUMERIC
------------------------------------------------------------------------------------------------------------------------------------
PA              PHYSICAL ASSISTANT                             VISIT                    2            101       102       NUMERIC
------------------------------------------------------------------------------------------------------------------------------------
PA_$$           PHYSICAL ASSISTANT COSTS                       AMOUNT PAID              6            103       108       NUMERIC
------------------------------------------------------------------------------------------------------------------------------------
MD              PHYSICIAN SERVICES                             VISIT                    2            109       110       NUMERIC
------------------------------------------------------------------------------------------------------------------------------------
MD_$$           PHYSICIAN SERVICES COSTS                       AMOUNT PAID              6            111       116       NUMERIC
------------------------------------------------------------------------------------------------------------------------------------
OUTPT           OUTPATIENT HOSPITAL SERVICES                   ENCOUNTER                3            117       119       NUMERIC
------------------------------------------------------------------------------------------------------------------------------------
OUTPT_$$        OUTPATIENT HOSPITAL SERVICES COSTS             AMOUNT PAID              6            120       125       NUMERIC
------------------------------------------------------------------------------------------------------------------------------------
PODIATRY                 Podiatry                              VISIT                    2            126       127       NUMERIC
------------------------------------------------------------------------------------------------------------------------------------
PODIAT$$                 Podiatry Costs                        AMOUNT PAID              6            128       133       NUMERIC
------------------------------------------------------------------------------------------------------------------------------------
RURAL           RURAL HEALTH SERVICES                          VISIT                    2            134       135       NUMERIC
------------------------------------------------------------------------------------------------------------------------------------
RURAL$$         RURAL HEALTH SERVICES COSTS                    AMOUNT PAID              6            136       141       NUMERIC
------------------------------------------------------------------------------------------------------------------------------------
SNFREHA$        SKILLED NURSING FACILITY SERVICES-             AMOUNT PAID              6            142       147       NUMERIC
                REHABILITATION**
------------------------------------------------------------------------------------------------------------------------------------
EYE_$$          VISUAL SERVICES INCLUDING EYEGLASSES           AMOUNT PAID              6            148       153       NUMERIC
------------------------------------------------------------------------------------------------------------------------------------
OTH_UNIT        OTHER ACUTE SERVICE NOT LISTED (UNIT)          UNIT/ VISIT              6            154       159       NUMERIC
------------------------------------------------------------------------------------------------------------------------------------
DESCR_1         DESCRIPTION OF OTHER ACUTE SERVICE                                     35            160       194          TEXT
------------------------------------------------------------------------------------------------------------------------------------
OTH_$$          OTHER ACUTE SERVICE NOT LISTED (AMOUNT)        AMOUNT PAID              6            195       200       NUMERIC
------------------------------------------------------------------------------------------------------------------------------------
DESCR_2         DESCRIPTION OF OTHER ACUTE SERVICE                                     35            201       235          TEXT
------------------------------------------------------------------------------------------------------------------------------------

**Medicare crossovers are amounts that are billed to Medicaid for those Medicaid clients who are also eligible for Medicare.

              THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK.

             AHCA CONTRACT NO. FA522, ATTACHMENT I, PAGE 111 OF 166

July 2004                                                  Medicaid HMO Contract

60.2.12  FINANCIAL REPORTING

                GENERAL INFORMATION, DEFINITIONS AND INSTRUCTIONS

         The plan is required to submit to the agency annual audited financial statements and four quarterly unaudited financial statements.

         The audited financial statements are due no later than three calendar months after the end of the provider's fiscal year. The Agency will accept audited financial statements that have been prepared in conformity with accounting practices prescribed or permitted by the Department of Financial Services. The accountant preparing the audited financial statements must be an independent certified public accountant. The unaudited quarterly financial statements are to be prepared on a GAAP basis and are due no later than 45 days after the calendar quarter and shall include a: Balance Sheet, Statement of Revenues and Expenses, and Statement of Changes in Financial Position and Net Worth. These financial statements shall be filed on diskette, or by Internet e-mail to MMCFIN@FDHC.STATE.FL.US using the agency supplied spreadsheet template.

         Annual and quarterly financial statements shall be specific to the operation of the Medicaid HMO rather than to a parent or umbrella organization. If the HMO is under a guarantee agreement, which was approved by the Agency, then the HMO must also file an audited financial statement of the guaranteeing organization, which reflects twelve months of operation.

                  THE FINANCIAL TEMPLATE CONTAINS THE FOLLOWING (SHEETS/TABS):

                  Master sheet - this is the balance sheet, consolidated revenue and expense statement and changes in financial position. This statement reflects four (4) quarters plus fiscal year totals.

         1. Enrollment - consists of quarterly enrollment detailed by county, and product line.

         2. Profit and Loss - tracks operational performance by product line.

         3. Aggregate write-in - tracks any information recorded on the balance sheet or profit and loss statements, which needs further explanation.

         4. Jurat - shows the plan name, plan address, telephone number, etc.

         5. Claims and IBNR-provides an aging schedule of claims by quarter and product line.

         6. FQHC/RHC- Federally Qualified Health Centers and Rural Health Clinics summary information.

                                          BALANCE SHEET

         1. CASH AND EQUIVALENTS - Cash in the bank or on hand, available for current use.

         2. SHORT-TERM INVESTMENTS - Readily saleable investments acquired with temporarily unneeded cash. Does not include restricted securities.

         3. PREMIUMS RECEIVABLE - NET - Gross amounts collectible from groups or individuals who receive from the plan, less the amount accrued from premiums determined to be uncollectible for the period.

         4. INTEREST RECEIVABLE - Interest earned on investments but not received.

         AHCA CONTRACT NO. FA522, ATTACHMENT I, PAGE 112 OF 166

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July 2004                                                  Medicaid HMO Contract

         5. OTHER RECEIVABLES - NET - Gross amounts collectible from sources other than plan members or groups, less the amount accrued for receivables determined to be uncollectible during the period. Example: fee-for-service. This should NOT include restricted receivables.

         6. PREPAID EXPENSES - Future expenses paid in advance such as unexpired insurance.

         7. AGGREGATE WRITE-INS FOR CURRENT ASSETS - Show non-restricted current assets, including inventories, not included in the other Current Assets categories.

         8.       TOTAL CURRENT ASSETS - Sum total of all current assets.

         9. RESTRICTED FUNDS - Assets held for contract (i.e., Medicaid) grants, reserves including cash, securities, receivables, other, etc.

         10. LOAN ESCROW - Funds for which loan notes have been signed by the provider but not drawn down. Funds may be held by the provider or an escrow agent.

         11. LONG-TERM INVESTMENTS - Investments held for a period longer than twelve months.

         12. INTANGIBLE ASSETS AND GOODWILL - Net - Assets of no physical substance. These may include patents, copyrights, licenses, and franchises. Provide gross amount less amortization.

         13. AGGREGATE WRITE-INS FOR OTHER ASSETS - Show non-current assets not included in the Other Assets categories.

         14.      TOTAL OTHER ASSETS - Sum total of all other assets.

         15.      LAND - Real estate owned by the plan.

         16. BUILDINGS & IMPROVEMENTS - Buildings owned by the plan and improvements made to provider-owned buildings.

         17. CONSTRUCTION IN PROGRESS - Buildings or improvements in progress or under construction. These will be capitalized upon completion or utilization.

         18. FURNITURE AND EQUIPMENT - Includes medical equipment, office equipment and furniture owned by the plan.

         19. AGGREGATE WRITE-INS FOR OTHER EQUIPMENT - Include automobiles, fixtures and other fixed assets not reported in other Property and Equipment categories.

         20. TOTAL PROPERTY AND EQUIPMENT - NET - Total of Property and Equipment categories, less Accumulated Depreciation - the cumulative amount of depreciation on property and equipment. Depreciation is an accounting practice recognizing the consumption of the value of a fixed asset during the asset's useful life. Depreciation expenses are charged to the expense categories representing the cost center to which the fixed asset is assigned.

         21. TOTAL ASSETS - Total of Current Assets, Other Assets and Net Property and Equipment.

         1. ACCOUNTS PAYABLE - Amounts due to creditors for the acquisition of goods and services (trade and vendors rather than health care providers) on a credit basis.

         2. CLAIMS PAYABLE (Reported) - Claims reported and booked as payables.

         AHCA CONTRACT NO. FA522, ATTACHMENT I, PAGE 113 OF 166

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July 2004                                                  Medicaid HMO Contract

         3. ACCRUED INPATIENT CLAIMS (Not reported) - Hospital and institutional care claims incurred but not reported and/or booked as payables.

         4. ACCRUED PHYSICIAN CLAIMS (Not reported) - Claims incurred but not reported and/or booked as payables for physicians and ancillary (such as lab and x-ray) services by providers under an arrangement with the HMO. These may include capitation payments to medical groups or fees to IPAs.

         5. ACCRUED REFERRAL CLAIMS (Not reported) - Claims incurred but not reported and/or booked as payables for consultants and referrals to providers outside a plan arrangement. These claims are usually paid on a fee-for-service basis.

         6. ACCRUED OTHER MEDICAL (Not Reported) - Other incurred medical expenses but not reported and/or booked as payables including emergency room, out-of-area services, payroll, etc.

         7. ACCRUED PROVIDER INCENTIVE POOL - Accruals for withholds from IPAs or capitated medical groups and other such arrangements in which the provider may return incentive funds to plans.

         8. UNEARNED PREMIUMS - Income received or booked in advance of the period to which it applies. A liability exists to render service in the future.

         9. LOANS AND NOTED PAYABLE - CURRENT - The principal amount on loans due within one year.

         10. AGGREGATE WRITE-INS FOR CURRENT LIABILITIES - Show current liabilities not included in other Current Liabilities categories; include accrued payroll and taxes.

         11.      TOTAL CURRENT LIABILITIES - Total of Current Liability
                  Categories.

         12. LOANS AND NOTES - Loans and notes signed by the plan not including current portion payable. Includes federal loans.

         13. STATUTORY LIABILITY - Reserve required as a liability by statute (e.g., government purchaser requirements).

         14. AGGREGATE WRITE-INS FOR OTHER LIABILITIES - Show other liabilities of a long-term nature.

         15.      TOTAL OTHER LIABILITIES - Total of Other Liability Categories.

         16.      TOTAL LIABILITIES - Sum of current and other liabilities.

         17.      CONTRIBUTED CAPITAL - Capital donated to an organization.

         18.      COMMON STOCK-
                  Ordinary capital shares of the corporation.

         19. PREFERRED STOCK- Stock having priority over the corporation's common stock.

         20. PAID IN SURPLUS - Amount over stated value of Line 17. Reflects actual amount in excess of par or stated value.

         21. UNASSIGNED SURPLUS - Unassigned Retained Earnings. Cumulative earnings or deficit from operations, net of reserves and restricted funds.

         22. AGGREGATE WRITE-INS FOR OTHER NET WORTH ITEMS - May include statutory reserves, subordinated debt, and accrued interest on subordinated debt.

         23.      TOTAL NET WORTH - Total Assets minus Total Liabilities.

         AHCA CONTRACT NO. FA522, ATTACHMENT I, PAGE 114 OF 166
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    July 2004                                              Medicaid HMO Contract

         24. TOTAL LIABILITIES AND NET WORTH - Total liabilities plus net worth,

                  DETAILS OF WRITE-INS AGGREGATED FOR OTHER NET WORTH ITEMS -

                  STATEMENT OF REVENUES, EXPENSES AND NET WORTH

         1. PREMIUM - Revenue recognized on a prepaid basis from individuals and groups for provision of a specified range of health services over a defined period of time, normally three months. Premium shall be separated by line of business, such as Commercial, Medicaid and Medicare.

         2. FEE-FOR-SERVICE - Revenue recognized by the plan entity for provision of health services to non-members by plan providers and to members through provision of health services excluded from their prepaid benefit packages.

         3. COPAYMENTS - Revenue recognized by the plan entity from plan members on a utilization related basis for certain health services included in the HMO benefit package.

         4. TITLE XVIII - MEDICARE - Revenue as a result of an arrangement between a provider and the Centers for Medicare and Medicaid Services for services to a Medicare beneficiary.

         5. TITLE XIX - MEDICAID - Revenue as a result of an arrangement between a plan and a Medicaid State Agency for services to a Medicaid beneficiary.

         6. INTEREST - Interest earned from all sources, including the federal loan in escrow and reserve accounts.

         7. C.O.B. AND INSURANCE RECOVERIES - Income from Coordination of Benefits and insurance recoveries.

         8. REINSURANCE RECOVERIES - Income from the settlement of stop-loss (reinsurance) claims.

         9. AGGREGATE WRITE-INS- Revenue from sources not covered in the previous revenue accounts, such as recovery of bad debts or gain on sales of capital assets, etc.

         10.      TOTAL REVENUE - Total of the revenue accounts.

         11. PHYSICIAN SERVICES - Expenses for physician services provided under contractual arrangement to the plan including the following: salaries, including fringe benefits, paid to physicians for delivery of medical services; capitated payments paid by the plan to physicians for delivery of medical services to plan subscribers; and fees paid by the plan to physicians on a fee-for-service basis for delivery of medical services to plan subscribers.

         12. OTHER PROFESSIONAL SERVICES - Compensation, including fringe benefits, paid by the plan to non-physician providers engaged in the delivery of medical services and to personnel engaged in activities in direct support of the provision of medical services. This includes dentists, psychologists, optometrists, podiatrists, extenders, nurses, clinical personnel such as ambulance drivers, technicians, paraprofessionals, janitors, quality improvement analysts, administrative supervisors, secretaries to medical personnel, and medical records clerks.

         13. OUTSIDE REFERRALS - Expenses for providers not under provider arrangement such as consultations.

         14. EMERGENCY ROOM, OUT-OF-AREA, OTHER - Expenses for other non-contracted health delivery services incurred by plan members for which the plan is responsible on a fee-for-service basis. These include emergency room costs and out-of-area emergency physician and hospital costs.

         AHCA CONTRACT NO. FA522, ATTACHMENT I, PAGE 115 OF 166

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    July 2004                                              Medicaid HMO Contract

         15. OCCUPANCY, DEPRECIATION AND AMORTIZATION - Expenses associated with medical services including the amount of depreciation and amortization expense which is directly associated with the delivery of medical services. The costs of occupancy to the plan which are directly associated with the delivery of medical services. Included in occupancy are costs of using a facility, fire and theft insurance, utilities, maintenance, lease, etc.

         16. INPATIENT - Inpatient hospital costs of routine and ancillary services for plan members while confined to an acute care hospital. Does not include out-of-area hospitalization.

                  Routine hospital service includes regular room and board (including intensive care units, coronary care units, and other special inpatient hospital units), dietary and nursing services, medical and surgical supplies, medical social services, and the use of certain equipment and facilities for which the plan does not customarily make a separate charge.

                  Ancillary services may also include laboratory, radiology, drugs, delivery room and physical therapy services. Ancillary services may also include other special items and services for which charges are customarily made in addition to routine service charges. Charges for non-plan physician services provided in a hospital are included in this line item only if included as an unidentified portion of charges by a hospital to the plan. (If separately itemized or billed, physician charges must be included in referrals, above.) Include the cost of utilizing skilled nursing and intermediate care facilities. Skilled nursing facilities are primarily engaged in providing skilled nursing care and related services for patients who require medical or nursing care or rehabilitation service. Intermediate care facilities are for individuals who do not require the degree of care and treatment which a hospital or nursing care facility provides, but do not require care and services above the level of room and board.

         17. REINSURANCE EXPENSES - Expenses for Reinsurance or "stop-loss" insurance.

         18. OTHER MEDICAL - Costs directly associated with the delivery of medical services under plan arrangement that are not appropriately assignable to the medical expense categories defined above, e.g., costs of medical supplies, medical administration expense (except compensation), malpractice insurance, etc.

         19. INCENTIVE POOL ADJUSTMENT - A contra category for adjusting the full medical expenses reported. For example, physician withholds or hospital volume discounts returned by or to the provider should be included here. Adjustments should be made on the annual report only.

         20.      TOTAL MEDICAL AND HOSPITAL - Total of the above categories.

         21. COMPENSATION - All expenses for administrative services including compensation and fringe benefits for personnel time devoted to or in direct support of administration. Include expenses for management contracts. Do not include marketing expenses. However, when a management company pays rent, insurance, and other non-salary or non-commission payments, these amounts should not be reported as compensation.

         22.      INTEREST EXPENSES - Interest on loans paid during period.

         23. OCCUPANCY, DEPRECIATION AND AMORTIZATION - Expenses associated with administrative services including the costs of occupancy to the plan entity which are directly associated with plan administration. Included in occupancy are costs of using a facility, fire and theft insurance, utilities, maintenance, lease, etc. Do not include expenses for marketing in this category.
                  The amount of depreciation and amortization expense which is directly associated with administrative services. Depreciation expense is the incremental consumption of the value of a fixed asset during the asset's useful life.

         AHCA CONTRACT NO. FA522, ATTACHMENT I, PAGE 116 OF 166

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    July 2004                                              Medicaid HMO Contract

         24. MARKETING - Expenses directly related to marketing activities including advertising, printing, marketing representative compensation and fringe benefits, commissions, broker fees, travel, occupancy, and other expenses allocated to the marketing activity.

         25. AGGREGATE WRITE-IN- Costs, which are not appropriately assignable to the health, plan administration categories defined above. Included are costs to update member records, servicing of member inquiries and complaints, claims adjudication and payment, legal, audit, data processing, accounting, insurance, bad debts, all taxes except federal income taxes, etc.

         26.      TOTAL ADMINISTRATION - Total of the above categories.

         27. TOTAL EXPENSES - Total of Medicaid and Hospital and Administration Expenses.

         28.      INCOME (LOSS) - Total revenues minus total expenses.

         29. EXTRAORDINARY ITEM - A non-recurring gain or loss that meets the following criteria:

                  The event must be unusual. It should be highly abnormal and unrelated to, or only incidentally related to, the ordinary activities of the entity.

                  The event must occur infrequently. It should be of a type that would not reasonably be expected to recur in the foreseeable future.

                  The following gains and losses are specifically not extraordinary: write-down or write off of accounts receivable, inventory, or intangible assets: gains or losses from changes in the value of foreign currency; gains or losses on disposal of a segment of a business; gains or losses from the disposal of fixed assets; effects of a strike; and adjustments of accruals on long-term contracts.

         30. PROVISION FOR TAXES - State and federal taxes for period (for-profit organization only).

         31. NET INCOME (LOSS) - Total revenues minus total expenses less extraordinary items and state and federal taxes.

         STATEMENT OF CHANGES IN FINANCIAL POSITION AND NET WORTH

         SOURCES: Sources of funds used in operations including the following:

         1. NET INCOME (LOSS) - Report the figure calculated for this line.

                  ADD ITEMS NOT AFFECTING WORKING CAPITAL IN THE CURRENT PERIOD:
                  Depreciation amortization and deferred taxes are expenses and affecting working capital. These expenses are added back.

         2.       DEPRECIATION AND AMORTIZATION

         3. DEFERRED TAXES - These are accrued taxes for the period, which are held for payment to the government during a later period.

         4.       SHOW OTHER EXPENSES NOT AFFECTING WORKING CAPITAL.

                  OTHER ADDITIONS TO WORKING CAPITAL: Additions are generally from borrowing or from liquidating non-current assets and include the following:

         5. PROCEEDS FROM BORROWING - Additions from borrowing which increase current asset accounts.

         6.       SHOW OTHER ADDITIONS TO WORKING CAPITAL.

         7.       TOTAL SOURCES OF FUNDS - Total of the above categories.

         AHCA CONTRACT NO. FA522, ATTACHMENT I, PAGE 117 OF 166

    July 2004                                              Medicaid HMO Contract

         APPLICATIONS: Uses of Working Capital, usually additions to non-current assets or reductions in long-term liabilities, including the following:

         8. ADDITIONS TO PROPERTY AND EQUIPMENT - Increase in property and equipment from last period.

         9. REDUCTIONS IN LONG-TERM DEBT - Decrease in long-term liabilities from last period.

         10.      SHOW OTHER USES OF WORKING CAPITAL.

         11.      TOTAL APPLICATIONS OF FUNDS - Total of the above categories.

         12. INCREASE (DECREASE) IN WORKING CAPITAL - Excess or deficiency of sources over applications of Funds.

         NET WORTH:

         13.      Net Worth Beginning of Period

         14.      Increase (Decrease) in Donated Capital

         15. Increase (Decrease) in Capital - (Current year less previous year)

         16. Increase (Decrease) in Paid in Surplus - (Current year less previous year)

         17. Increase (Decrease) in Reserves and Restricted Funds - (Current year less previous year)

         18. Increase (Decrease) in Unassigned Surplus - (Current year less previous year)

         19.      Net Worth End of Period

60.2.13  MINORITY BUSINESS ENTERPRISE CONTRACT REPORTING

         The Agency for Health Care Administration encourages the Vendor to use Minority and Certified Minority businesses as subvendors when procuring commodities or services to meet the requirements of the contract.

         The Agency requires information regarding the Vendor's use of minority owned businesses as subvendors under this contract. This information will be used for assessment and evaluation of the Agency's Minority Business Utilization Plan. During the term of the contract, it will be necessary to provide this information monthly by the 15th of each subsequent month. A minority owned business is defined as any business enterprise owned and operated by the following ethnic groups: African American (Certified Minority Code H or Non-Certified Minority Code N), Hispanic American (Certified Minority Code I or Non-Certified Minority
         O), Asian American (Certified Minority Code J or Non-Certified Minority Code P), Native American (Certified Minority Code K or Non-Certified Minority Code Q), or American Woman (Certified Minority Code M or Non-Certified Minority Code R).

         The Vendor is required to provide the following information on company letterhead:

         1) Minority subvendor's company name and Minority Code (see above);

         2) Services subcontracted related to this contract;

         3) Dates of services (beginning and ending);

         4) Total dollar amount paid to subvendor for services related to this contract; or

         5) A statement that no minority subvendors were used during this period.

             AHCA CONTRACT NO. FA522, ATTACHMENT I, PAGE 118 OF 166

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    July 2004                                              Medicaid HMO Contract

60.2.14  SUSPECTED FRAUD REPORTING

         Upon detection of a potentially or suspected fraudulent claim by a provider, the plan shall file a report to the agency. At minimum, the report shall contain the name of the provider, the provider number or the tax identification number, and a description of the suspected fraudulent act. This report must be sent in narrative fashion to the plan analyst.

60.2.15  CLAIMS INVENTORY SUMMARY REPORT

         The plan shall file an aging claims summary report quarterly, noting paid, denied and unpaid claims by provider type. The plan will submit this report using the CLAIMS AGING TEMPLATE.XLS file supplied by the agency. This file is an excel spreadsheet and may be submitted to the following email address: mmcclms@fdhc.state.fl.us.

60.3     BEHAVIORAL HEALTH REPORTING REQUIREMENTS

         In all AHCA Areas where the plan is capitated for and provides behavioral health care services, the agency requires additional quarterly reporting using an agency-supplied template. The template must be submitted within 45 days of the end of the quarter being reported. A separate template must be completed and submitted for each AHCA Area in which the plan provides behavioral health care services. All data must be compiled by the plan prior to submitting the template.

         Failure of the plan to submit required reports accurately and within the time frames specified may result in penalties in accordance with
         Section 70.17, Sanctions of this contract.

         The template contains five separate worksheets that must be completed each quarter. By completing each worksheet within the template, the plan will provide a summary of service utilization, caseload reports of targeted case management and intensive team case management, an report of allocation of recipients, by age and eligibility category, by provider, and a summary of all critical incidents.

60.3.1   PATIENT SATISFACTION REPORTING

         In Areas 1 and 6 and upon implementation of prepaid mental health in other Areas, the plan shall conduct a behavioral health patient satisfaction survey in both English and Spanish by March 1, of each year.

         The plan shall report the results of the survey to the agency by May 15, of each year. The sampling for the survey shall be a statistically significant sample of each category represented for members having received behavioral health services during the period reflected in the report.

60.3.2   APPEALS REPORTING

         In Areas 1 and 6 and upon implementation of prepaid mental health in other Areas, the plan shall include in its quarterly appeals reports, a sub-listing of all current behavioral health related appeals and the status of such appeals to the Agency as required in Section 60.2, HMO Reporting Requirements, of this contract.

60.3.3   QUALITY IMPROVEMENT REPORTING

         In Areas 1 and 6 and upon implementation of prepaid mental health in other Areas, the plan shall submit to the plan analyst, on a quarterly basis, a summary of the plan's behavioral health quality improvement activities and findings for that quarter, as well as a summary on the status of any unresolved prior quarter behavioral health care services issues. In addition, the plan shall include behavioral health quality improvement activities and reporting as part of the plan's general assurance activities as required in Section 20.12, Quality Improvement, of this contract.

         AHCA CONTRACT NO. FA522, ATTACHMENT I, PAGE 119 OF 166

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    July 2004                                              Medicaid HMO Contract

60.3.4   INPATIENT DISCHARGE REPORTING

         The plan shall report all discharges from acute care hospitals in
         Section 60.2.6 Inpatient Discharge report. These discharges are accompanied by up to three diagnosis codes. The agency will use these detailed discharge records to evaluate utilization of inpatient services for behavioral health diagnoses, as well as compare the utilization patterns and the behavioral health status of members of contracted plans.

60.3.5   CRITICAL INCIDENT REPORTING

         In addition to supplying a summary of critical incidents in the quarterly reporting template, additional critical incident reporting must be done in the manner prescribed by the appropriate district's DCF Alcohol, Drug Abuse Mental Health office, using their reporting forms and procedures.

60.3.6   BEHAVIORAL HEALTH CARE EXPENDITURE REPORT

         By April 1 of each year, plans with members in Areas 1 and 6 and upon implementation of prepaid mental health in other Areas shall provide a breakdown of expenditures related to the provision of behavioral health care, using the spreadsheet template provided by the agency. Pursuant to Section 409.912(3)(b), F.S., 80 percent of the capitation paid to the plan shall be expended for the provision of behavioral health care services. In the event the plan expends less than 80 percent of the capitation, the difference shall be returned to the agency no later than May 1 of each year.

         For reporting purposes in accordance with this section, `behavioral health services' are defined as those services that the Plan is required to provide as listed in the Community Mental Health Services Coverage and Limitations handbook and the Targeted Case Management Coverage and Limitations handbook.

         For reporting purposes in accordance with this section `expended' means the total amount, in dollars, paid directly or indirectly to behavioral health providers solely for the provision of behavioral health services defined above, not including administrative expenses or overhead of the plan.

              THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK.

         AHCA CONTRACT NO. FA522, ATTACHMENT I, PAGE 120 OF 166

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    July 2004                                              Medicaid HMO Contract

70.0     TERMS AND CONDITIONS

70.1     AGENCY CONTRACT MANAGEMENT

         The Division of Medicaid within the Agency shall be responsible for management of the contract. The Division of Medicaid shall make all statewide policy decision-making or contract interpretation. In addition, the Division of Medicaid shall be responsible for the interpretation of all federal and state laws, rules and regulations governing or in any way affecting this contract. Management shall be conducted in good faith with the best interest of the state and the beneficiaries it serves being the prime consideration. The Agency shall provide final interpretation of general Medicaid policy. When interpretations are required, the plan shall submit written requests to the Agency's contract manager.

         The terms of this contract do not limit or waive the ability, authority or obligation of the Office of Inspector General, Bureau of Medicaid Program Integrity, its contractors, or other duly constituted government units (state or federal) to audit or investigate matters related to, or arising out of this contract.

70.2     APPLICABLE LAWS AND REGULATIONS

         The plan agrees to comply with all applicable federal and state laws, rules and regulations including but not limited to: Title 42 Code of Federal Regulations (CFR) chapter IV, subchapter C; Title 45 CFR, Part 74, General Grants Administration Requirements; chapters 409 and 641, Florida Statutes; all applicable standards, orders, or regulations issued pursuant to the Clean Air Act of 1970 as amended (42 USC 1857, et seq.); Title VI of the Civil Rights Act of 1964 (42 USC 2000d) in regard to persons served; Title IX of the education amendments of 1972 (regarding education programs and activities); 42 CFR 431, subpart F, section 409.907(3)(d), F.S., and Rule 59G-8.100 (24)(b), F.A.C. in
         regard to the contractor safeguarding information about beneficiaries; Title VII of the Civil Rights Act of 1964 (42 USC 2000e) in regard to employees or applicants for employment; Rule 59G-8.100, F.A.C.; section 504 of the Rehabilitation Act of 1973, as amended, 29 USC. 794, which prohibits discrimination on the basis of handicap in programs and activities receiving or benefiting from federal financial assistance; chapter 641, parts I and III, F.S., in regard to managed care; the Age Discrimination Act of 1975, as amended, 42 USC. 6101 et. seq., which prohibits discrimination on the basis of age in programs or activities receiving or benefiting from federal financial assistance; the Omnibus Budget Reconciliation Act of 1981, P.L. 97-35, which prohibits discrimination on the basis of sex and religion in programs and activities receiving or benefiting from federal financial assistance; Medicare - Medicaid Fraud and Abuse Act of 1978; the federal Omnibus Budget Reconciliation Acts; Americans with Disabilities Act (42 USC 12101, et seq.); the Newborns' and Mothers' Health Protection Act of 1996; and the Balanced Budget Act of 1997 and the Health Insurance Portability and Accountability Act of 1996. The plan is subject to any changes in federal and state law, rules, or regulations.

70.3     ASSIGNMENT

         Except as provided below or with the prior written approval of the Agency, which approval shall not be unreasonably withheld, this contract and the monies which may become due are not to be assigned, transferred, pledged or hypothecated in any way by the plan, including by way of an asset or stock purchase of the plan and shall not be subject to execution, attachment or similar process by the plan.

         a As provided by section 409.912, F.S., when a merger or acquisition of a plan has been approved by the Department of Financial Services pursuant to section 628.4615, F.S., the Agency shall approve the assignment or transfer of the appropriate Medicaid HMO contract upon the request of the surviving entity of the merger or acquisition if the plan and the surviving entity have been in good standing with the Agency for the most recent 12 month period, unless the Agency determines that the assignment or transfer would be detrimental to the Medicaid recipients or the Medicaid program. The entity requesting the assignment or transfer shall notify the Agency of the request 90 days prior to the anticipated effective date.

         AHCA CONTRACT NO. FA522, ATTACHMENT I, PAGE 121 OF 166

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    July 2004                                              Medicaid HMO Contract

         b. To be in good standing, a plan must not have failed accreditation or committed any material violation of the requirements of section 641.52, F.S., and must meet the Medicaid contract requirements.

         c. For the purposes of this section, a merger or acquisition means a change in controlling interest of a plan, including an asset or stock purchase.

70.4     ATTORNEY'S FEES

         In the event of a dispute, each party to the contract shall be responsible for its own attorneys' fees except as otherwise provided by law.

70.5     CONFLICT OF INTEREST

         The contract is subject to the provisions of chapter 112, Florida Statutes. The plan must disclose the name of any officer, director, or agent who is an employee of the State of Florida, or any of its agencies. Further, the plan must disclose the name of any state employee who owns, directly or indirectly, an interest of five percent or more in the offerer's firm or any of its branches. The plan covenants that it presently has no interest and shall not acquire any interest, direct or indirect, which would conflict in any manner or degree with the performance of the services hereunder. The plan further covenants that in the performance of the contract no person having any such known interest shall be employed. No official or employee of the Agency and no other public official of the State of Florida or the federal government who exercises any functions or responsibilities in the review or approval of the undertaking of carrying out the contract shall, prior to completion of this contract, voluntarily acquire any personal interest, direct or indirect, in this contract or proposed contract.

70.6     CONTRACT VARIATION

         If any provision of the contract (including items incorporated by reference) is declared or found to be illegal, unenforceable, or void, then both the Agency and the plan shall be relieved of all obligations arising under such provisions. If the remainder of the contract is capable of performance, it shall not be affected by such declaration or finding and shall be fully performed. In addition, if the laws or regulations governing this contract should be amended or judicially interpreted as to render the fulfillment of the contract impossible or economically infeasible, both the Agency and the provider shall be discharged from further obligations created under the terms of the contract. However, such declaration or finding shall not affect any rights or obligations of either party to the extent that such rights or obligations arise from acts performed or events occurring prior to the effective date of such declaration or finding.

70.7     COURT OF JURISDICTION OR VENUE

         For purposes of any legal action occurring as a result of or under this contract, between the plan and the Agency, the place of proper venue shall be Leon County.

70.8     CROSSOVER CLAIMS FOR MEDICAID/MEDICARE ELIGIBLE MEMBERS

         The plan shall reimburse non-participating providers for Medicare deductibles and co-insurance payments for Medicare dually eligible members according to the lesser of the following: the rate negotiated with the provider or the reimbursement amount as stipulated in section 409.908, F.S.

         The plan shall reimburse providers for such services no later than 35 calendar days after submittal of a clean claim which includes an explanation of Medicare benefits, or, if no explanation of Medicare benefits is provided, the plan shall comply with the third party payor requirements in section 70.20, Third Party Resources.

         AHCA CONTRACT NO. FA522, ATTACHMENT I, PAGE 122 OF 166

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    July 2004                                              Medicaid HMO Contract

70.9     DAMAGES FOR FAILURE TO MEET CONTRACT REQUIREMENTS

         In addition to any remedies available through this contract, in law or equity, the plan shall reimburse the Agency for any federal disallowances or sanctions imposed on the Agency as a result of the provider's failure to abide by the terms of this contract.

70.10    DISPUTES

         The plan may request in writing an interpretation of the contract from the contract manager. In the event the plan disputes this interpretation, the plan may request the dispute be decided by the Division of Medicaid. Any disputes that arise out of or relate to this contract shall be decided by the Agency's Division of Medicaid which shall reduce the decision to writing and serve a copy on the plan. The written decision of the Agency's Division of Medicaid shall be final and conclusive. The division will render its final decision based upon the written submission of the plan and the Agency, unless, at the sole discretion of the Division director, the division allows an oral presentation by the plan and the Agency. If such a presentation is allowed, the information presented will be considered in rendering the division's decision. Should the plan challenge an Agency decision through arbitration as provided below, the action shall not be stayed except by order of an arbitrator. Thereafter, a plan shall resolve any controversy or claim arising out of or relating to the contract, or the breach thereof, by arbitration. Said arbitration shall be held in the City of Tallahassee, Florida, and administered by the American Arbitration Association in accordance with its applicable rules and the Florida Arbitration Code (chapter 682, F.S.). Judgment upon any award rendered by the arbitrator may be entered by the Circuit Court in and for the Second Judicial Circuit, Leon County, Florida. The chosen arbitrator must be a member of the Florida Bar actively engaged in the practice of law with expertise in the process of deciding disputes and interpreting contracts in the health care field. Any arbitration award shall be in writing and shall specify the factual and legal bases for the award. Either party may appeal a judgment entered pursuant to an arbitration award to the First District Court of Appeal. The parties shall bear their own costs and expenses relating to the preparation and presentation of a case in arbitration. The arbitrator shall award to the prevailing party all administrative fees and expenses of the arbitration, including the arbitrator's fee. This contract with numbered attachments represents the entire agreement between the plan and the agency with respect to the subject matter in it and supersedes all other contracts between the parties when it is duly signed and authorized by the plan and the Agency. Correspondence and memoranda of understanding do not constitute part of this contract. In the event of a conflict of language between the contract and the attachments, the provisions of the contract shall govern. However, the Agency reserves the right to clarify any contractual relationship in writing with the concurrence of the plan and such clarification shall govern. Pending final determination of any dispute over an Agency decision, the plan shall proceed diligently with the performance of the contract and in accordance with the Agency's Division of Medicaid direction.

70.11    FORCE MAJEURE

         The Agency shall not be liable for any excess cost to the plan if the Agency's failure to perform the contract arises out of causes beyond the control and without the result of fault or negligence on the part of the Agency. In all cases, the failure to perform must be beyond the control without the fault or negligence of the Agency. The plan shall not be liable for performance of the duties and responsibilities of the contract when its ability to perform is prevented by causes beyond its control. These acts must occur without the fault or negligence of the plan. These include destruction to the facilities due to hurricanes, fires, war, riots, and other similar acts. Annually by May 31, the plan shall submit to the Agency for approval an emergency management plan specifying what actions the plan shall conduct to ensure the ongoing provisions of health services in a disaster or man-made emergency.

70.12    LEGAL ACTION NOTIFICATION

         The plan shall give the Agency by certified mail immediate written notification (no later than 30 calendar days after service of process) of any action or suit filed or of any claim made against the plan by any subcontractor, vendor, or other party which results in litigation related to this contract for disputes or damages exceeding the amount of $50,000. In addition, the plan shall immediately advise the Agency of

         AHCA CONTRACT NO. FA522, ATTACHMENT I, PAGE 123 OF 166

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    July 2004                                              Medicaid HMO Contract

         the insolvency of a subcontractor or of the filing of a petition in bankruptcy by or against a principal subcontractor.

70.13    LICENSING

         In accordance with section 409.912, F.S., all entities that provide Medicaid prepaid health care services must be commercially licensed in accordance with the provisions of Part I and Part III of chapter 641, F.S.

70.14    MISUSE OF SYMBOLS, EMBLEMS, OR NAMES IN REFERENCE TO MEDICAID

         No person or plan may use, in connection with any item constituting an advertisement, solicitation, circular, book, pamphlet or other communication, or a broadcast, telecast, or other production, alone or with other words, letters, symbols or emblems the words "Medicaid," or "Agency for Health Care Administration," except as required in the Agency's core contract, page 2, unless prior written approval is obtained from the Agency. Specific written authorization from the Agency is required to reproduce, reprint, or distribute any Agency form, application, or publication for a fee. State and local governments are exempt from this prohibition. A disclaimer that accompanies the inappropriate use of program or Agency terms does not provide a defense. Each piece of mail or information constitutes a violation.

70.15    NON-RENEWAL

         This contract shall be renewed only upon mutual consent of the parties. Either party may decline to renew the contract for any reason. Chapter 120, F.S. does not apply to a decision by the Agency not to renew this contract.

70.16    OFFER OF GRATUITIES

         By signing this agreement, the plan signifies that no member of or a delegate of Congress, nor any elected or appointed official or employee of the State of Florida, the General Accounting Office, Department of Health and Human Services, CMS, or any other federal Agency has or shall benefit financially or materially from this procurement. The contract may be terminated by the Agency if it is determined that gratuities of any kind were offered to or received by any officials or employees from the offeror, his agent, or employees.

70.17    SANCTIONS

         In accordance with section 4707 of the Balanced Budget Act of 1997, and section 409.912, F.S., the Agency may impose any of the following sanctions against the plan if it determines that the plan has violated any provision of this contract, or the applicable statutes or rules governing Medicaid HMOs:

         a. Suspension of the plan's voluntary enrollments and participation in the assignment process for Medicaid enrollment;

         b. Suspension or revocation of payments to the plan for Medicaid beneficiaries enrolled during the sanction period. If the plan has violated the contract, the Agency may order the plan to reimburse the complainant for out-of-pocket medically necessary expenses incurred or order the plan to pay non-network plan providers who provide medically necessary services;

         c. Suspension of all marketing activities to Medicaid beneficiaries;

         d. Imposition of a fine for violation of the contract with the Agency, pursuant to section 409.912, F.S. With respect to any nonwillful violation, such fine shall not exceed $2,500 per violation. In no event shall such fine exceed and aggregate amount of $10,000 for all nonwillful violations arising out of the same action. With respect to any knowing and willful violation of section 409.912, F.S. or the contract with the Agency, the Agency may impose a fine upon the entity in an amount not to exceed $20,000

         AHCA CONTRACT NO. FA522, ATTACHMENT I, PAGE 124 OF 166

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    July 2004                                              Medicaid HMO Contract

                  for each such violation. In no event shall such fine exceed an aggregate amount of $100,000 for all knowing and willful violations arising out of the same action.

         e. Termination pursuant to paragraph III.B. (3) of the Agency core contract and section 70.19, Termination Procedures, if the plan fails to carry out substantive terms of its contract or fails to meet applicable requirements in sections 1932, 1903(m) and 1905(t) of the Social Security Act. After the Agency notifies the plan that it intends to terminate the contract, the Agency may give the plan's enrollees written notice of the state's intent to terminate the contract and allow the enrollees to disenroll immediately without cause.

         f. The Agency may impose intermediate sanctions in accordance with 42 CFR 438.702, including:

                  1.       Civil monetary penalties in the amounts specified in
                           section 409.912, F.S.

                  2. Appointment of temporary management for the plan. Rules for temporary management pursuant to 42 CFR
                           438.706 are as follows:

                           (a) The State may impose temporary management only if it finds (through onsite survey, enrollee complaints, financial audits, or any other means) that--

                                    (1)      There is continued egregious
                                             behavior by the plan, including but
                                             not limited to behavior that is
                                             described in 42 CFR 438.700, or
                                             that is contrary to any
                                             requirements of sections 1903(m)
                                             and 1932 of the Social Security
                                             Act; or

                                    (2)      There is substantial risk to
                                             enrollees' health; or

                                    (3)      The sanction is necessary to ensure
                                             the health of the plan's
                                             enrollees--

                                             (i) While improvements are made to
                                                 remedy violations under 42 CFR
                                                 438.700; or

                                             (ii) Until there is an orderly
                                                  termination or reorganization
                                                  of the plan.

                           (b) The State must impose temporary management (regardless of any other sanction that may be imposed) if it finds that a plan has repeatedly failed to meet substantive requirements in section 1903(m) or section 1932 of the Social Security Act or 42 CFR
                                    438.706. The State must also grant enrollees the right to terminate enrollment without cause, as described in 42 CFR 438.702(a)(3), and must notify the affected enrollees of their right to terminate enrollment.

                           (c) The State may not delay imposition of temporary management to provide a hearing before imposing this sanction.

                           (d) The State may not terminate temporary management until it determines that the plan can ensure that the sanctioned behavior will not recur.

                  3. Granting enrollees the right to terminate enrollment without cause and notifying affected enrollees of their right to disenroll.

                  4. Suspension or limitation of all new enrollment, including default enrollment, after the effective date of the sanction.

                  5. Suspension of payment for beneficiaries enrolled after the effective date of the sanction and until CMS or the Agency is satisfied that the reason for imposition of the sanction no longer exists and is not likely to recur.

                  6. Denial of payments provided for under the contract for new enrollees when, and for so long as, payment for those enrollees is denied by CMS in accordance with 42 CFR 438.730.

             AHCA CONTRACT NO. FA522, ATTACHMENT I, PAGE 125 OF 166

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    July 2004                                              Medicaid HMO Contract

                           Before imposing any intermediate sanctions, the state must give the plan timely notice according to 42 CFR 438.710.

         g. In accordance with section 409.912, F.S., if the plan's Child Health Check-Up screening compliance rate is below 60 percent, it must submit to the Agency, and implement, an Agency accepted corrective action plan. If the plan does not meet the standard established in the corrective action plan during the time period indicated in the corrective action plan, the Agency has the authority to impose sanctions in accordance with this section.

                  Unless the duration of a sanction is specified, a sanction shall remain in effect until the Agency is satisfied that the basis for imposing the sanction has been corrected and is not likely to recur.

70.18    SUBCONTRACTS

         The plan is responsible for all work performed under this contract, but may, with the written approval of the Agency, enter into subcontracts for the performance of work required under this contract. All subcontracts must comply with 42 CFR 438.230. All subcontracts and amendments executed by the plan must meet the following requirements and all model provider subcontracts must be approved, in writing, by the Agency in advance of implementation. All subcontractors must be eligible for participation in the Medicaid program; however, the subcontractor is not required to participate in the Medicaid program as a provider. The Agency encourages use of minority business enterprise subcontractors. Subcontracts are required with all major providers of services including all primary care sites.

         The plan shall not discriminate with respect to participation, reimbursement, or indemnification as to any provider who is acting within the scope of the provider's license, or certification under applicable state law, solely on the basis of such license, or certification, in accordance with section 4704 of the Balanced Budget Act of 1997. This paragraph shall not be construed to prohibit a plan from including providers only to the extent necessary to meet the needs of the plan's enrollees or from establishing any measure designed to maintain quality and control costs consistent with the responsibilities of the organization. If the plan declines to include individual providers or groups of providers in its network, it must give the affected providers written notice of the reason for its decision.

         In all contracts with health care professionals, the plan must comply with the requirements specified in 42 CFR 438.214 which includes but is not limited to selection and retention of providers, credentialing and recredentialing requirements, and nondiscrimination.

         No subcontract which the plan enters into with respect to performance under the contract shall in any way relieve the plan of any responsibility for the performance of duties under this contract. The plan shall assure that all tasks related to the subcontract are performed in accordance with the terms of this contract. The plan shall identify in its subcontracts any aspect of service that may be further subcontracted by the subcontractor.

         All model and executed subcontracts and amendments used by the plan under this contract must be in writing, signed, and dated by the plan and the subcontractor and meet the following requirements:

         a.       Identification of conditions and method of payment:

                  1. The plan agrees to make payment to all subcontractors pursuant to section 641.3155, F.S. 42 CFR 447.46, 42 CFR 447.45(d)(2), 42 CFR 447.45 (d)(3), 42 CFR 447.45
                           (d)(5) and 42 CFR 447.45 (d)(6); If third party liability exists, payment of claims shall be determined in accordance with section 70.20, Third Party Resources.

                  2. Provide for prompt submission of information needed to make payment.

                  3. Make full disclosure of the method and amount of compensation or other consideration to be received from the plan. The provider shall not charge for any service provided to the member at a

         AHCA CONTRACT NO. FA522, ATTACHMENT I, PAGE 126 OF 166

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    July 2004                                              Medicaid HMO Contract

                           rate in excess of the rates established by the plan's subcontract with the provider in accordance with section 1128B(d)(1), Social Security Act (enacted by section 4704 of the Balanced Budget Act of 1997).

                  4. Require an adequate record system be maintained for recording services, charges, dates and all other commonly accepted information elements for services rendered to beneficiaries under the contract.

                  5. Physician incentive plans must comply with 42 CFR 417.479, 42 CFR 438.6(h), 42 CFR 422.208 and 42 CFR
                           422.210. Plans shall make no specific payment directly or indirectly under a physician incentive plan to a physician or physician group as an inducement to reduce or limit medically necessary services furnished to an individual enrollee. Incentive plans must not contain provisions which provide incentives, monetary or otherwise, for the withholding of medically necessary care.

                           The plan must disclose information on provider incentive plans listed in 42 CFR 417.479(h)(1) and 417.479(I) at the times indicated in 42 CFR 417.479(d)-(g). All such arrangements must be submitted to the Agency for approval, in writing, prior to use. If any other type of withhold arrangement currently exists, it must be omitted from all subcontracts.

                  6. Specify whether the plan will assume full responsibility for third party collections in accordance with section 70.20, Third Party Resources.

         b.       Provisions for monitoring and inspections:

                  1. Provide that the Agency and DHHS may evaluate through inspection or other means the quality, appropriateness and timeliness of services performed.

                  2. Provide for inspections of any records pertinent to the contract by the Agency and DHHS.

                  3. Require that records be maintained for a period not less than five years from the close of the contract and retained further if the records are under review or audit until the review or audit is complete. (Prior approval for the disposition of records must be requested and approved by the provider if the subcontract is continuous.)

                  4. Provide for monitoring and oversight by the plan and the subcontractor to provide assurance that all licensed medical professionals are credentialed in accordance with the plan's and the Agency's credentialing requirements as found in section 20.5.1, Credentialing and Recredentialing Policies and Procedures, if the plan has delegated the credentialing to a subcontractor.

                  5. Provide for monitoring of services rendered to beneficiaries sponsored by the provider.

         c.       Specification of functions of the subcontractor:

                  1.       Identify the population covered by the subcontract.

                  2. Specify the amount, duration and scope of services to be provided by the subcontractor, including a requirement that the subcontractor continue to provide services through the term of the capitation period for which the Agency has paid the plan.

                  3. Provide for timely access to physician appointments to comply with the following availability schedule: urgent care - within one day; routine sick care - within one week; well care - within one month. Require that the network providers offer hours of operation that are no less than the hours of operation offered to commercial beneficiaries or comparable to Medicaid fee-for-service if the provider serves only Medicaid beneficiaries.

         AHCA CONTRACT NO. FA522, ATTACHMENT I, PAGE 127 OF 166

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    July 2004                                              Medicaid HMO Contract

                  4. Provide for submission of all reports and clinical information required by the plan, including Child Health Check-Up reporting (if applicable).

                  5. Provide for the participation in any internal and external quality improvement, utilization review, peer review, and grievance procedures established by the plan.

         d.       Protective clauses:

                  1. Require safeguarding of information about beneficiaries according to 42 CFR, Part 438.224.

                  2. Require compliance with HIPAA privacy and security provisions.

                  3. Require an exculpatory clause, which survives subcontract termination including breach of subcontract due to insolvency, that assures that beneficiaries or the Agency may not be held liable for any debts of the subcontractor and, in accordance with 42 CFR 447.15, that the beneficiary is not liable to the provider for any services for which the health maintenance organization is liable as specified in section 641.315, F.S.

                  4. Contain a clause indemnifying, defending and holding the Agency and the plan members harmless from and against all claims, damages, causes of action, costs or expense, including court costs and reasonable attorney fees to the extent proximately caused by any negligent act or other wrongful conduct arising from the subcontract agreement. This clause must survive the termination of the subcontract, including breach due to insolvency. The Agency may waive this requirement for itself, but not plan members, for damages in excess of the statutory cap on damages for public entities if the subcontractor is a public health entity with statutory immunity. All such waivers must be approved in writing by the Agency.

                  5. Require that the subcontractor secure and maintain during the life of the subcontract worker's compensation insurance for all of its employees connected with the work under this contract unless such employees are covered by the protection afforded by the plan. Such insurance shall comply with the Florida's Worker's Compensation Law.

                  6. Pursuant to section 641.315, F.S., contain no provision that prohibits the physician from providing inpatient services in a contracted hospital to a subscriber if such services are determined by the organization to be medically necessary and covered services under the organization's contract with the contract holder.

                  7. Contain no provision restricting the provider's ability to communicate information to the provider's patient regarding medical care or treatment options for the patient when the provider deems knowledge of such information by the patient to be in the best interest of the health of the patient.

                  8. Pursuant to section 641.315, contain no provision requiring providers to contract for more than one HMO product or otherwise be excluded.

                  9. Pursuant to section 641.315, F.S., contain no provision that in any way prohibits or restricts the health care provider from entering into a commercial contract with any other plan.

                  10. Specify that if the subcontractor delegates or subcontracts any functions of the plan, that the subcontract or delegation includes all the requirements of this section and section 20.3.

                  11. Make provisions for a waiver of those terms of the subcontract, which, as they pertain to Medicaid beneficiaries, are in conflict with the specifications of this contract.

                  12. Specify procedures and criteria for extension, renegotiation and termination, and that the provider must give 60 days' advance written notice to the plan, and the Office of Insurance Regulation

         AHCA CONTRACT NO. FA522, ATTACHMENT I, PAGE 128 OF 166

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    July 2004                                              Medicaid HMO Contract

                           before canceling the contract with the plan for any reason. Nonpayment for goods or services rendered by the provider to the plan is not a valid reason for avoiding the 60-day advance notice of cancellation pursuant to section 641.315, F.S. A copy of the notice shall be filed simultaneously with the Agency.

                           Pursuant to section 641.315, F.S., specify that the plan will provide 60 days' advance written notice to the provider and the Office of Insurance Regulation before canceling, without cause, the contract with the provider, except in a case in which a patient's health is subject to imminent danger or a physician's ability to practice medicine is effectively impaired by an action by the Board of Medicine or other governmental Agency, in which case notification shall be provided to the Agency immediately. A copy of the notice submitted to the Office of Insurance Regulation shall be filed simultaneously with the Agency.

                  13. Provide for revoking delegation or imposing other sanctions if the subcontractor's performance is inadequate.

70.18.1  HOSPITAL SUBCONTRACTS

         All hospital subcontracts must meet the requirements outlined in section 70.18, Subcontracts. In addition such subcontracts must require that the hospitals notify the plan of births where the mother is a plan member. The subcontract must also specify which entity (plan or hospital) is responsible for completing form DCF-ES 2039 and submitting it to the local DCF Economic Self-Sufficiency Services office. The subcontract must also indicate that the plan's name must be indicated as the referring Agency when the form DCF-ES 2039 is completed.

70.19    TERMINATION PROCEDURES

         In conjunction with section III.B., Termination, on page 3 of the Agency's core contract, termination procedures are required. The plan agrees to extend the thirty (30) calendar days notice found in section III.B.1., Termination at Will, on page 3 of the Agency's core contract to ninety (90) calendar days notice. The party initiating the termination shall render written notice of termination to the other party by certified mail, return receipt requested, or in person with proof of delivery, or by facsimile letter followed by certified mail, return receipt requested. The notice of termination shall specify the nature of termination, the extent to which performance of work under the contract is terminated, and the date on which such termination shall become effective. In accordance with 1932(e)(4), Social Security Act, the Agency shall provide the plan with an opportunity for a hearing prior to termination for cause.

         Upon receipt of final notice of termination, on the date and to the extent specified in the notice of termination, the plan shall:

         a. Stop work under the contract, but not before the termination date.

         b.       Cease enrollment of new beneficiaries under the contract.

         c. Terminate all marketing activities and subcontracts relating to marketing.

         d. Assign to the state those subcontracts as directed by the Agency's contracting officer including all the rights, title and interest of the plan for performance of those subcontracts.

         e. In the event the Agency has terminated this contract in one or more Agency areas of the state, complete the performance of this contract in all other areas in which the plan has not been terminated.

         f. Take such action as may be necessary, or as the Agency's contracting officer may direct, for the protection of property related to the contract which is in the possession of the plan and in which the Agency has been granted or may acquire an interest.

          AHCA CONTRACT NO. FA522, ATTACHMENT I, PAGE 129 OF 166

    July 2004                                              Medicaid HMO Contract

         g. Not accept any payment after the contract ends unless the payment is for the time period covered under the contract. Any payments due under the terms of this contract may be withheld until the Agency receives from the plan all written and properly executed documents as required by the written instructions of the Agency.

         h. At least 60 calendar days prior to the termination effective date, provide written notification to all members of the following information: the date on which the plan will no longer participate in the State's Medicaid program; and instructions on contacting the Agency's enrollment and disenrollment services help line to obtain information on members' enrollment options and to request a change in managed care enrollment.

                  In addition, through separate written notification, the plan shall inform the parents or guardians of members enrolled in the MediKids program that they must contact the MediKids help line to make another managed care selection in order to continue to be eligible for the program and receive services.

70.20    THIRD PARTY RESOURCES

         The plan shall be responsible for making every reasonable effort to determine the legal liability of third parties to pay for services rendered to members under this contract. The plan has the same rights to recovery of the full value of services as the Agency (See section 409.910, F.S. The following standards govern recovery.

         a. If the plan has determined that third party liability exists for part or all of the services provided directly by the plan to a member, the plan shall make reasonable efforts to recover from third party liable sources the value of services rendered.

         b. If the plan has determined that third party liability exists for part or all of the services provided to a member by a subcontractor or referral provider, and the third party is reasonably expected to make payment within 120 calendar days, the plan may pay the subcontractor or referral provider only the amount, if any, by which the subcontractor's allowable claim exceeds the amount of the anticipated third party payment; or, the plan may assume full responsibility for third party collections for service provided through the subcontractor or referral provider.

         c. The plan may not withhold payment for services provided to a member if third party liability or the amount of liability cannot be determined, or if payment shall not be available within a reasonable time, beyond 120 calendar days from the date of receipt.

         d. When both the Agency and the plan have liens against the proceeds of a third party resource, the Agency shall prorate the amount due to Medicaid to satisfy such liens under section 409.910, F.S., between the Agency and the plan. This prorated amount shall satisfy both liens in full.

         e. The Agency may, at its sole discretion, offer to provide third party recovery services to the plan. If the plan elects to authorize the Agency to recover on its behalf, the plan shall be required to provide the necessary data for recovery in the format prescribed by the Agency. All recoveries, less the Agency's cost to recover shall be income to the plan. The cost to recover shall be expressed as a percentage of recoveries and shall be fixed at the time the plan elects to authorize the Agency to recover on its behalf.

         f. All funds recovered from third parties shall be treated as income for the plan.

70.21    WAIVER

         No covenant, condition, duty, obligation, or undertaking contained in or made a part of the contract shall be waived except by written agreement of the parties, and forbearance or indulgence in any other form or manner by either party in any regard whatsoever shall not constitute a waiver of the covenant, condition, duty, obligation, or undertaking to be kept, performed, or discharged by the party to which the same may

         AHCA CONTRACT NO. FA522, ATTACHMENT I, PAGE 130 OF 166

    July 2004                                              Medicaid HMO Contract

         apply. Until complete performance or satisfaction of all such covenants, conditions, duties, obligations, or undertakings, the other party shall have the right to invoke any remedy available under law or equity not withstanding any such forbearance or indulgence.

70.22    WITHDRAWING SERVICES FROM A COUNTY

         If the plan intends to withdraw services from a county, it shall provide written notice to its members in that county at least 60 calendar days prior to the last day of service. The notice shall contain the same information as required for a notice of termination according to subsection h. of section 70.19, Termination Procedures. The plan shall also provide written notice of the withdrawal to all subcontractors in the county.

70.23    MYFLORIDAMARKETPLACE VENDOR REGISTRATION

         Each Vendor doing business with the State of Florida for the sale of commodities or contractual services as defined in section 287.012, Florida Statutes, shall register in MyFloridaMarketPlace, in compliance with Rule 60A-1.030, Florida Administrative Code, unless exempt under Rule 60A-1.030(3) Florida Administrative Code.

70.23.1  MYFLORIDAMARKETPLACE TRANSACTION FEE

         The State of Florida, through the Department of Management Services, has instituted MyFloridaMarketPlace, a statewide eProcurement system. Pursuant to section 287.057(23), Florida Statutes (2002), all payments for commodities and/or contractual services as defined in Section 287.012, Florida Statutes, shall be assessed a Transaction Fee of one percent (1.0%), which the Vendor shall pay to the State, unless exempt under Rule 60A-1.032, Florida Administrative Code. Notwithstanding the provisions of Rule 60A-1.030, et seq., the assessment of a transaction fee shall be contingent upon Federal approval of the transaction fee assessment program and continued payment of applicable federal matching funds.

         For payments within the State accounting system (FLAIR or its successor), the Transaction Fee shall, when possible, be automatically deducted from payments to the Vendor. If automatic deduction is not possible, the Vendor shall pay the Transaction Fee pursuant to Rule 60A-1.031(2), Florida Administrative Code. By submission of these reports and corresponding payments, Vendor certifies their correctness. All such reports and payments shall be subject to audit by the State or its designee.

         The Vendor shall receive a credit for any Transaction Fee paid by the Vendor for the purchase of any item(s) if such item(s) are returned to the Vendor through no fault, act, or omission of the Vendor. Notwithstanding the foregoing, a Transaction Fee is non-refundable when an item is rejected or returned, or declined, due to the Vendor's failure to perform or comply with specifications or requirements of the agreement.

         Failure to comply with these requirements shall constitute grounds for declaring the Vendor in default and recovering re-procurement costs from the Vendor in addition to all outstanding fees. VENDORS DELINQUENT IN PAYING TRANSACTION FEES MAY BE EXCLUDED FROM CONDUCTING FUTURE BUSINESS WITH THE STATE.

70.23.2  MYFLORIDAMARKETPLACE VENDOR REGISTRATION AND TRANSACTION FEE EXEMPTION

         This contract will provide health care services at or below Medicaid rates and are therefore exempt from the Vendor Registration under Rule 60A-1.030(2)(d)(1), and the one percent (1.0%) Transaction Fee under Rule 60A-1.032(1)(h) of the Florida Administrative Code.

         AHCA CONTRACT NO. FA522, ATTACHMENT I, PAGE 131 OF 166

    July 2004                                              Medicaid HMO Contract

80.0     METHOD OF PAYMENT

80.1     PAYMENT TO PLAN BY AGENCY

         This is a fixed price unit cost contract. The Agency or its appointed fiscal agent shall make payment to the plan on a monthly basis for the plan's satisfactory performance of its duties and responsibilities as set forth in this contract. To accommodate payments, the plan is enrolled as an HMO provider with the Medicaid fiscal agent. Section 60.2, HMO Reporting Requirements, details the enrollment reports, the monthly payment request processing, and service utilization procedures.

         a. Plans will be eligible to participate in the Child Health Check-Up (CHCUP) incentive program when the plan has exceeded both the federal 80% participation and screening ratio goals and the 60% state screening ratio as outlined in section
                  10.8.1. The Agency will determine which plans will participate based upon the audited CHCUP reports submitted each October 1 as outlined in section 60.2.9.

                  The amount of the incentive payment shall be calculated as follows. The ratio of a qualified plan's screenings to the total of all plans' screenings will be multiplied by the total amount in the fund for the incentive payment. The ratios will be based on the plans' audited CHCUP reports. The total amount in the fund will be determined at the discretion of the Agency and in no event shall the total monies allotted to the incentive program be in excess of the funds paid to the plans for CHCUP fee-for-service claims for the fiscal year ending June 30, 2003 (this will be the latest complete fiscal year for which fee-for-service claims have been finalized). In addition, pursuant to 42 CFR 438.6 (c) (1) (iv) and (5) (iii), the payment to any one plan shall not be in excess of 5% of the capitation amount paid for Child Health Check-Up services pursuant to this contract for the contract year ending June 30, 2005.

         b. The Agency shall pay the applicable capitation rate for each member whose name appears on the HMO ONGOING REPORT (FLMR 8200-R004) and the HMO REINSTATEMENT REPORT (FLMR 8200-R009) for each month, except that the Agency shall not pay for any part of the total enrollment that exceeds the maximum authorized enrollment level(s) expressed in this contract. The payment amount shall depend upon the number of members in each capitation category, at a rate as provided for by this contract, or as adjusted pursuant to the contract when necessary. The plan is obligated to provide services pursuant to the terms of this contract for all members for whom the plan has received capitation payment or for whom the Agency has assured the plan that capitation payment is forthcoming.

         c. The capitation rates to be paid are developed using historical rates paid by Medicaid fee-for-service for similar services in the same geographic area, adjusted for inflation, where applicable and in accordance to 42 CFR 438.6(c). .

         d. For plans participating in the frail/elderly program, the plan is paid a capitation rate for each member who has received the appropriate CARES assessment based on the Medicaid fee-for-service claims experience of a like group of similarly assessed beneficiaries. The rate merges the claims experience from both the community setting and the nursing home setting for the rate base group of beneficiaries for the rate base year. The plan receives the "nursing home" capitation rate for each member for as long as the member remains a member and continues to meet the minimum nursing home level of care. If the member, upon reassessment by CARES, loses the nursing home level of care, the member reverts back to the standard community capitation rate applicable to his/her eligibility group.

         e.       The capitation rates to be paid shall be as indicated in
                  section 90.0, Payment and Authorized Enrollment Levels, which indicates an initial and maximum authorized enrollment levels and capitation rates applicable to each authorized eligibility category.

         f. At such time as the Agency receives legislative direction to assess plans for enrollment and disenrollment services costs, the Agency shall apply assessments, in quarterly installments each year, against the plan's next capitation payment to pay for enrollment and disenrollment services contractor costs as follows:

         AHCA CONTRACT NO. FA522, ATTACHMENT I, PAGE 132 OF 166

    July 2004                                              Medicaid HMO Contract

                  1. July 1, for costs estimated for the Agency's enrollment and disenrollment services contractor system and contract for July and the following two months.

                  2. October 1, for costs related to the third party enrollment and disenrollment services contract for October and the following two months.

                  3. January 1, for costs related to maintaining the third party enrollment and services contract for January and the following two months.

                  4. April 1, for costs related to maintaining the third party enrollment and disenrollment services contract for April and the following two months.

         g. Unless otherwise specified in this contract, the plan shall accept the capitation payment received each month as payment in full by the Agency for all services provided to members covered under this contract and the administrative costs incurred by the plan in providing or arranging for such services. Any and all costs incurred by the plan in excess of the capitation payment shall be borne in total by the plan.

         h. Potentially, several frail/elderly members may be receiving care from the plan prior to actually being listed on the monthly enrollment roster. The plan may be eligible to receive retroactive capitation payments for those members once they are enrolled and listed on the monthly roster. Retroactive capitation payments will not be granted due to retroactive Medicaid eligibility, however. In order to receive the retroactive capitation payment, the following must be met:

                  1. The member must meet established Level of Care (LOC) requirements.

                  2. The member is eligible for Medicaid, and is successfully enrolled on the monthly enrollment roster under the appropriate county's frail/elderly Medicaid provider number.

                  3. The member's LOC must be dated prior to the first day of the month retroactive capitation payment is being requested.

                  4. Proof of the care provided must be presented (e.g., copy of a paid claim for the care provided in the retro month).

                  5. A letter from the plan requesting that the retroactive capitation payment be considered, with the required documentation included.

80.2     NEWBORN PAYMENT AND PROCEDURES

         The plan is responsible for payment of all covered services provided to newborns for up to the first three months of life.

         a. The agency shall pay a capitation rate for each newborn enrolled in the plan.

         b. The plan shall use the Unborn Activation Process to enroll all babies born to member mothers.

80.3     RATE ADJUSTMENTS

         The plan and the Agency acknowledge that the capitation rates paid under this contract as specified in section 90.0, Payment and Maximum Authorized Enrollment Levels, of this contract are subject to approval by the federal government.

         a Adjustments to funds previously paid and to be paid may be required. Funds previously paid shall be adjusted when capitation rate calculations are determined to have been in error, or when capitation

         AHCA CONTRACT NO. FA522, ATTACHMENT I, PAGE 133 OF 166

    July 2004                                              Medicaid HMO Contract

                  payments have been made for beneficiaries who are determined not to have been eligible for HMO membership during the period for which the capitation payments were made. In such events, the plan agrees to refund any overpayment and the Agency agrees to pay any underpayment.

         b. The Agency agrees to adjust capitation rates to reflect budgetary changes in the Medicaid fee-for-service program. The rate of payment and total dollar amount may be adjusted with a properly executed amendment when Medicaid fee-for-service expenditure changes have been established through the appropriations process and subsequently identified in the Agency's operating budget. Legislatively-mandated changes shall take effect on the dates specified in the legislation.

         c. If the Agency has received legislative direction as specified in section 80.1 e., Payment to Plan by Agency, the Agency shall annually, or more frequently, determine the actual expenditures for enrollment and disenrollment services. The Agency will compare capitation rate assessments to the actual costs for enrollment and disenrollment services. The following factors will enter into any cost settlement process:

                  1. If the amount of capitation assessments are less than the actual cost of providing enrollment and disenrollment services, the plan will return the difference to the Agency within thirty calendar days of settlement.

                  2. If the amount of capitation assessments exceeds the actual cost of providing enrollment, and disenrollment services, the Agency will make up the difference to the plan within thirty calendar days of the settlement.

80.4     ERRORS

         Plans are expected to prepare carefully all reports and monthly payment requests for submission to the Agency. If after preparation and electronic submission, a plan error is discovered either by the plan or the Agency, the plan has 30 business days from its discovery of the error, or 30 business days after receipt of notice by the Agency, to correct the error and re-submit accurate reports and/or invoices. Failure to respond within the 30 business day period may result in a loss of any money due the plan for such errors.

80.5     MEMBER PAYMENT LIABILITY PROTECTION

         The plan shall not hold members liable for the following in accordance with section 1932 (b)(6), Social Security Act (enacted by section 4704 of the Balanced Budget Act of 1997):

         a.       For debts of the plan, in the event of the plan's insolvency.

         b. For payment of covered services provided by the plan if the plan has not received payment from the Agency for the services, or if the health care provider, under contract or other arrangement with the plan, fails to receive payment from the Agency or the plan.

         c. For payments to the health care provider, including referral providers, that furnished covered services under a contract, or other arrangement with the plan, that are in excess of the amount that normally would be paid by the member if the service had been received directly from the plan.

80.6     COPAYMENTS

         The plan shall not require any copayment or cost sharing for services listed in section 10.4., Covered Services, section 10.5, Optional Services, if provided, or 10.6, Expanded Services, nor may the plan charge members for missed appointments.

             AHCA CONTRACT NO. FA522, ATTACHMENT I, PAGE 134 OF 166

WellCare HMO d/b/a StayWell Health Plan of Florida         Medicaid HMO Contract
July 1, 2004

90.0              PAYMENT AND AUTHORIZED ENROLLMENT LEVELS

         The plan is assigned an authorized maximum enrollment level for each operational county, and shall be paid capitation payments for each Agency operational area, in accordance with the following table. The plan shall be paid capitation payments based on the Agency operational area (or rate zone) age group, and gender, in accordance with Table 2; and Table 3 for areas where behavioral health care has been implemented.

         The authorized maximum enrollment level is in effect on July 1, 2004, or upon contract execution, whichever is later. The Agency must approve in writing any increase in the plan's maximum enrollment level for each operational county. Such approval shall not be unreasonably withheld, and shall be based on the plan's satisfactory performance of terms of the contract and approval of the plan's administrative and service resources, as specified in this contract, in support of each enrollment level.

         The Agency has developed estimated rates, for examination and evaluation by its actuary, Milliman and Co., to be paid to the Contractor for services provided in Fiscal Year 2004-2005. These estimated rates represent the Agency's best efforts to develop accurate rates. They are included as Attachment VI; entitled "ESTIMATED 04-05 HMO RATES; NOT FOR USE UNLESS APPROVED BY CMS." The Agency may use, or may amend and use these estimated rates, only after certification by its actuary and approval by the Centers for Medicare and Medicaid Services, and by notice in a contract amendment to the Contractor. Inclusion of these estimated rates is not intended to convey or imply any rights, duties or obligations of either party, nor is it intended to restrict, restrain or control the rights of either party that may have existed independently of this section of the Agreement. By signature of this document, the parties explicitly agree that this section shall not independently convey any inherent rights, responsibilities or obligations of either party, relative to these rates, and shall not itself be the basis for any cause of administrative, legal or equitable action brought by either party.

         In the event the rates certified by the actuary and approved by CMS are different from the Agency's estimated rates, the Contractor agrees to accept a reconciliation performed by the Agency to bring payments to the Contractor in line with the approved rates.

         Upon receipt of CMS approval of 2004-2005 capitation rates, the Agency shall amend this contract to reflect accepted capitation rates effective July 1, 2004.

         Upon CMS approval of 2005-2006 capitation rates, the Agency shall amend this contract to reflect CMS approved and actuarially certified capitation rates effective July 1, 2005.

         Table 1 provides the plan's contract enrollment levels.

         Table 2 provides capitation rates for all Agency areas, except for areas where behavioral health care has been implemented.

         Table 3 provides capitation rates for Agency areas where behavioral health care has been implemented, including community mental health and mental health targeted case management.

TABLE 1                             PROJECTED ENROLLMENT

COUNTY                              MAXIMUM ENROLLMENT LEVEL
BREVARD                                     14,000
BROWARD                                     25,000
DADE                                        25,000
HERNANDO                                     9,500
HILLSBOROUGH                                28,000
LEE                                         10,000

             AHCA CONTRACT NO. FA522, ATTACHMENT I, PAGE 135 OF 166

WellCare HMO d/b/a StayWell Health Plan of Florida         Medicaid HMO Contract
July 1, 2004

MANATEE                              12,000
ORANGE                               38,000
OSCEOLA                              12,000
PALM BEACH                           15,000
PASCO                                 7,000
PINELLAS                             15,000
POLK                                 25,000
SARASOTA                              4,500
SEMINOLE                              5,000

             AHCA CONTRACT NO. FA522, ATTACHMENT I, PAGE 136 OF 166

WellCare HMO d/b/a StayWell Health Plan of Florida         Medicaid HMO Contract
July 1, 2004

TABLE 2

AREA

Area 03
                       <1 year       1-5         6-13      14-20 Male  14-20 Female  21-54 Male   21-54 Female    55-64      65+
TANF/FC/SOBRA           304.04       74.58       47.23        53.30       115.21        132.40       204.22      310.61    310.61
SSI/No Medicare        1722.67      318.21      170.47       178.77       178.77        539.93       539.93      554.25    554.25
SSI/Part B              288.07      288.07      288.07       288.07       288.07        288.07       288.07      288.07    288.07
SSI/Part A & B          261.55      261.55      261.55       261.55       261.55        261.55       261.55      261.55    184.90

Area 04

                       <1 year       1-5         6-13      14-20 Male  14-20 Female  21-54 Male   21-54 Female    55-64      65+
TANF/FC/SOBRA           271.14       66.78       42.37        47.98       103.10        118.94       183.29      279.31    279.31
SSI/No Medicare        1595.82      294.29      157.35       165.25       165.25        498.99       498.99      512.40    512.40
SSI/Part B              249.15      249.15      249.15       249.15       249.15        249.15       249.15      249.15    249.15
SSI/Part A & B          265.42      265.42      265.42       265.42       265.42        265.42       265.42      265.42    187.52

Area 05

                       <1 year       1-5         6-13      14-20 Male  14-20 Female  21-54 Male   21-54 Female    55-64      65+
TANF/FC/SOBRA           285.33       69.91       44.12        49.85       107.97        123.86       191.30      290.61    290.61
SSI/No Medicare        1640.03      302.32      161.06       169.11       169.11        511.37       511.37      524.95    524.95
SSI/Part B              217.17      217.17      217.17       217.17       217.17        217.17       217.17      217.17    217.17
SSI/Part A & B          276.42      276.42      276.42       276.42       276.42        276.42       276.42      276.42    195.20

Area 07

                       <1 year       1-5         6-13      14-20 Male  14-20 Female  21-54 Male   21-54 Female    55-64      65+
TANF/FC/SOBRA           279.36       68.56       43.44        49.09       105.94        121.92       188.01      286.09    286.09
SSI/No Medicare        1590.95      293.73      157.71       165.37       165.37        499.72       499.72      512.25    512.25
SSI/Part B              265.79      265.79      265.79       265.79       265.79        265.79       265.79      265.79    265.79
SSI/Part A & B          259.85      259.85      259.85       259.85       259.85        259.85       259.85      259.85    183.50

Area 08

                       <1 year       1-5         6-13      14-20 Male  14-20 Female  21-54 Male   21-54 Female    55-64      65+
TANF/FC/SOBRA           257.19       63.11       40.00        45.22        97.50        112.18       173.06      263.38    263.38
SSI/No Medicare        1611.33      297.66      159.63       167.51       167.51        505.95       505.95      519.07    519.07
SSI/Part B              250.97      250.97      250.97       250.97       250.97        250.97       250.97      250.97    250.97
SSI/Part A & B          253.44      253.44      253.44       253.44       253.44        253.44       253.44      253.44    179.15

Area 09

                       <1 year       1-5         6-13      14-20 Male  14-20 Female  21-54 Male   21-54 Female    55-64      65+
TANF/FC/SOBRA           278.08       68.26       43.21        48.86       105.44        121.17       186.89      284.35    284.35
SSI/No Medicare        1801.74      333.04      179.03       187.98       187.98        567.15       567.15      581.73    581.73
SSI/Part B              251.63      251.63      251.63       251.63       251.63        251.63       251.63      251.63    251.63
SSI/Part A & B          290.09      290.09      290.09       290.09       290.09        290.09       290.09      290.09    204.83

Area 10

                       <1 year       1-5         6-13      14-20 Male  14-20 Female  21-54 Male   21-54 Female    55-64      65+
TANF/FC/SOBRA           292.87       71.99       45.66        51.65       111.29        128.28       197.65      301.04    301.04
SSI/No Medicare        2177.44      402.11      215.86       226.70       226.70        684.10       684.10      701.42    701.42
SSI/Part B              267.12      267.12      267.12       267.12       267.12        267.12       267.12      267.12    267.12
SSI/Part A & B          319.69      319.69      319.69       319.69       319.69        319.69       319.69      319.69    225.90

Area 11

                       <1 year       1-5         6-13      14-20 Male  14-20 Female  21-54 Male   21-54 Female    55-64      65+
TANF/FC/SOBRA           346.97       84.89       53.53        60.41       130.98        150.12       231.97      352.05    352.05
SSI/No Medicare        2343.27      432.47      231.39       242.81       242.81        734.42       734.42      753.18    753.18
SSI/Part B              420.82      420.82      420.82       420.82       420.82        420.82       420.82      420.82    420.82
SSI/Part A & B          357.12      357.12      357.12       357.12       357.12        357.12       357.12      357.12    252.28

             AHCA CONTRACT NO. FA522, ATTACHMENT I, PAGE 137 OF 166

WellCare HMO d/b/a StayWell Health Plan of Florida         Medicaid HMO Contract
July 1, 2004

TABLE 3

AREA

AREA 6 OR AREA 1 AGE-BANDED CAPITATION RATES, INCLUDING COMMUNITY MENTAL HEALTH AND MENTAL HEALTH TARGETED CASE MANAGEMENT.

Area 01
                       <1 year        1-5        6-13      14-20 Male  14-20 Female   21-54 Male  21-54 Female    55-64      65+
TANF/FC/SOBRA           261.93       64.58       46.91        51.01       104.29        114.62       176.23       267.49    267.49
SSI/No Medicare        1627.19      305.09      213.99       207.65       207.65        549.97       549.97       544.97    544.97
SSI/Part B              289.84      289.84      289.84       289.84       289.84        289.84       289.84       289.84    289.84
SSI/Part A & B          301.66      301.66      301.66       301.66       301.66        301.66       301.66       301.66    218.69

Area 06

                       <1 year        1-5        6-13      14-20 Male  14-20 Female   21-54 Male  21-54 Female    55-64      65+
TANF/FC/SOBRA           279.29       71.17       59.81        65.79       122.52        124.65       190.77       289.28    289.28
SSI/No Medicare        1498.70      293.07      243.27       196.57       196.57        526.87       526.87       511.41    511.41
SSI/Part B              242.93      242.93      242.93       242.93       242.93        242.93       242.93       242.93    242.93
SSI/Part A & B          263.55      263.55      263.55       263.55       263.55        263.55       263.55       263.55    187.50

For plans participating in the frail/elderly program, the community rate shall be paid for all members in each eligibility category except for those SSI members who have been determined by an assessment by the Comprehensive Assessment and Review for Long Term Care (CARES) Unit to be at risk of nursing home institutionalization. Evidence of such assessments shall be provided to the Agency by the plan prior to authorization by the Agency of payment of the institutional rates. Payment of institutional rates for any eligible member shall continue only so long as the member meets the level of care requirements for institutionalization, otherwise, the community capitation rate applies.

Notwithstanding the payment amounts which may be computed with the above rate table, the sum of total capitation payments under this contract shall not exceed the total contract amount of $634,852,345.00 expressed on page seven of this contract.

             AHCA CONTRACT NO. FA522, ATTACHMENT I, PAGE 138 OF 166

July 2004                                                  Medicaid HMO Contract

100.0    GLOSSARY

         The following terms as used in this contract, shall be construed and/or interpreted as follows, unless the contract otherwise expressly requires a different construction and/or interpretation. In the event of a conflict in language between the definitions, attachments and other sections of the contract, the language in the Standard Contract and Attachment I shall govern.

         ACTION - 42 CFR 438.400 - 1. The denial or limited authorization of a requested service, including the type or level of service. 2. The reduction, suspension, or termination of a previously authorized service. 3. The denial, in whole or in part, of payment for a service.
         4. The failure to provide services in a timely manner, as defined by the state. 5. The failure of the plan to act within the timeframes provided in Sec. 438.408(b). 6. For a resident of a rural area with only one managed care entity, the denial of a Medicaid enrollee's request to exercise his or her right, under Sec. 438.52(b)(2)(ii), to obtain services outside the network.

         ADL - Activities of Daily Living are activities that reflect the client's ability to perform tasks that are essential for self-care such as bathing, feeding oneself, dressing, toileting, transferring from a bed to a chair, etc.

         ADM - Alcohol, Drug Abuse, and Mental Health Office of the Florida Department of Children and Families (also referred to as DCF).

         ALF - Assisted Living Facility.

         AGENCY - State of Florida, Agency for Health Care Administration.

         AGENT - a person or entity who has employment or a contract with the plan for the provision of items and services that are significant and material to the plan's contract with the Agency.

         ANCILLARY MEDICAL SERVICES - secondary medical services in support of primary care services, such as laboratory services.

         APD - Agency for People with Disabilities (formally the Developmental Services Program Office of the Florida Department of Children and Families)

         APPEAL - 42 CFR 438.400 - a request for review of action.

         BAKER ACT - the Florida Mental Health Act, chapter 394, F.S.

         BEHAVIORAL HEALTH SERVICES - services that the plan is required to provide as listed in the Community Mental Health Services Coverage and Limitations Handbook and the Targeted Case Management Coverage and Limitations Handbook.

         BEHAVIORAL HEALTH CARE CASE MANAGER - an individual who provides mental health care case management services directly to or on behalf of a member on an individual basis, as defined in 65E-15, F.A.C., and the Medicaid Targeted Case Management Handbook.

         BEHAVIORAL HEALTH CARE PROVIDER - a licensed mental health professional, as defined in section 394.455(2), F.S., or a registered nurse, licensed under chapter 464, F.S., and qualified due to training or competency in mental health care, who is responsible for the provision of mental health care to patients; or a physician licensed under chapter 458 or chapter 459, F.S.

         BENEFICIARY - any individual whom the Department of Children and Families (DCF), or the Social Security Administration on behalf of DCF, determines is eligible, pursuant to federal and state law, to receive medical or allied care, goods, or services for which the Agency may make payments under the Medicaid program and is enrolled in the Medicaid program. Also see "Member."

         AHCA CONTRACT NO. FA522, ATTACHMENT I, PAGE 139 OF 166

July 2004                                                  Medicaid HMO Contract

         BENEFITS - a schedule of health care services to be delivered to members covered in the plan developed under this contract as set forth in sections 10.4, Covered Services, 10.5, Optional Services 10.8, Manner of Service Provision and 10.9, Quality and Benefit Enhancements, incorporated into and made a part of this contract.

         CAPITATION RATE - the monthly fee that is paid by the Agency to a plan for each Medicaid beneficiary enrolled under a contract for the provision of Medicaid services during the payment period.

         CARE COORDINATION - the manner or practice of planning, directing, and coordinating the provision and utilization of mental health care services of enrolled beneficiaries.

         CARES - Comprehensive Assessment and Review for Long Term Care
         Services.

         CASE MANAGEMENT - a process which assesses, plans, implements, coordinates, monitors, and evaluates the options and services required to meet an individuals health needs, using communication and available resources to promote quality cost-effective outcomes and occurs across a continuum of care, addressing ongoing individual needs rather than being restricted to a single practice setting.

         CERTIFICATION - the process of determining that a facility, equipment, or an individual meets the requirements of federal or state law, or whether Medicaid payments are appropriate or shall be made in certain situations.

         CFR - Code of Federal Regulations.

         CHCUP (CHILD HEALTH CHECK-UP), the early and periodic screening, diagnosis and treatment program administered by the Medicaid program (formerly EPSDT).

         CHD - County Health Department, previously known as county public health unit (CPHU).

         CHILDREN/ADOLESCENTS - Medicaid beneficiaries under the age of 21.

         CHILDREN AND FAMILIES SERVICES PROGRAM OFFICE - Children and Families Safety and Preservation Program Office, located in the Department of Children and Families, is responsible for overseeing programs that identify and protect abused and neglected children and that prevent domestic violence.

         CLINIC - a facility that is organized and operated independent of any institution to furnish preventive, diagnostic, therapeutic, rehabilitative, or palliative Medicaid care, goods, or services to outpatients.

         CLINICAL RECORD - a single complete record kept at the site of the member's behavioral health care provider, that documents all of the service implementation plans developed for, and mental health services received by, the member.

         CLOZARIL - the registered trademark of the SANDOZ Corporation for the drug clozapine.

         CMS - Centers for Medicare and Medicaid Services, the unit of the United States Department of Health and Human Services that provides administration and funding for Medicare under Title XVIII and Medicaid under Title XIX of the Social Security Act.

         CONTINUOUS QUALITY IMPROVEMENT - a management philosophy that mandates continually pursuing efforts to improve the quality of products and services produced by an organization.

         CONTRACTING OFFICER - the Secretary of the Agency for Health Care Administration or his/her delegate.

         COVERAGE AND LIMITATIONS HANDBOOK OR PROVIDER MANUAL - a document that provides information to a Medicaid provider regarding Medicaid beneficiary eligibility, claims submission and processing, provider participation, covered care, goods, or services and limitations, procedure codes and fees, and other matters

         AHCA CONTRACT NO. FA522, ATTACHMENT I, PAGE 140 OF 166

July 2004                                                  Medicaid HMO Contract

         related to Medicaid program participation. May also be referred to as provider handbook.

         COVERED SERVICES - see "Benefits."

         CPT - the Physicians' Current Procedural Terminology, (CPT), which is a systematic listing and coding of procedures and services that is published yearly by the American Medical Association.

         CRISIS EMERGENCY HOT-LINE - a crisis emergency hot-line is defined as a toll-free telephone line that is answered by a mental health care professional on a 24-hour basis to handle mental health emergencies.

         CRISIS SUPPORT - services for persons initially perceived to need emergency mental health services but upon assessment do not meet the criteria for such emergency care. These are acute care services that are available 24 hours a day, seven days a week for intervention. Examples include: mobile crisis, crisis/emergency screening, crisis hot-line, and emergency walk-in.

         CUSTODIAL CARE - care, which does not provide continued medical or paramedical attention, given to assist a person in performing daily living activities.

         DCF - Department of Children and Families (formerly the Department of Health and Rehabilitative Services or "HRS").

         DEA - Drug Enforcement Administration.

         DIRECT SERVICE BEHAVIORAL HEALTH CARE PROVIDER - an individual qualified by training or experience to provide direct behavioral health services under the supervision of the plan's medical director.

         DOH - Department of Health.

         DHHS - United States Department of Health and Human Services.

         DISENROLLMENT - the Agency-approved discontinuance of a member's membership in an HMO. Also see "Member."

         DJJ - Department of Juvenile Justice.

         DOWNWARD SUBSTITUTION OF CARE - the use of less restrictive, lower cost services, than might otherwise have been provided, which are considered clinically acceptable and necessary to meet specified objectives outlined in a member's plan of treatment, provided as an alternative to higher cost State plan services. Downward substitution of care may include care provided by private practice psychologists and social workers, inpatient care in institutions for mental disease, community detoxification and residential substance abuse services, psycho-social rehabilitation, housing, drop-in centers and other services the plan considers are clinically appropriate, more cost effective, and less restrictive than hospital inpatient care, Medicaid community mental health services, or Medicaid mental health targeted case management services.

         DS - The Developmental Services Program Office of the Florida Department of Children and Families (DCF). See "APD" definition.

         DURABLE MEDICAL EQUIPMENT (DME) - medical equipment that can withstand repeated use; is primarily and customarily used to serve a medical purpose; is generally not useful in the absence of illness or injury; and is appropriate for use in the patient's home.

         EMERGENCY MEDICAL CONDITION - pursuant to section 409.901, F.S., an emergency medical condition is: (a) a medical condition manifesting itself by acute symptoms of sufficient severity, which may include severe pain or other acute symptoms, such that a prudent layperson, pursuant to section 4704 of the 1997 Balanced Budget Act, who possesses an average knowledge of health and medicine, could reasonably expect the

         AHCA CONTRACT NO. FA522, ATTACHMENT I, PAGE 141 OF 166

July 2004                                                  Medicaid HMO Contract

         absence of immediate medical attention could reasonably be expected to result in any of the following: 1. Serious jeopardy to the health of a patient, including a pregnant woman or a fetus. 2. Serious impairment to bodily functions. 3. Serious dysfunction of any bodily organ or part. (b) With respect to a pregnant woman: 1. That there is inadequate time to effect safe transfer to another hospital prior to delivery. 2. That a transfer may pose a threat to the health and safety of the patient or fetus. 3. That there is evidence of the onset and persistence of uterine contractions or rupture of the membranes.

         EMERGENCY MENTAL HEALTH SERVICES - those services required to meet the needs of an individual who is experiencing an acute crisis, resulting from a mental illness, which is at a level of severity that would meet the requirements for involuntary examination pursuant to section 394.463, F.S., and who, in the absence of a suitable alternative or psychiatric medication, would require hospitalization.

         EMERGENCY SERVICES AND CARE - medical screening, examination, and evaluation by a physician, or, to the extent permitted by applicable laws, by other appropriate personnel under the supervision of a physician, to determine whether an emergency medical condition exists, and if it does, the care, treatment, or surgery for a covered service by a physician which is necessary to relieve or eliminate the emergency medical condition, within the service capability of a hospital.

         ENROLLEE - according to 42 CFR 438.10(a) means a Medicaid beneficiary who is currently enrolled in an HMO as defined in 42 CFR 438.10(a); See "Member."

         ENROLLMENT - the process by which an eligible beneficiary becomes a member of the HMO.

         ENROLLMENT/DISENROLLMENT SERVICES CONTRACTOR - a corporation or other legal entity that has contracted with the Agency to provide a telephone helpline and enrollment and disenrollment services, including new eligible and other enrollment information packet, enrollment, disenrollment and plan change confirmation, and open enrollment and other disenrollment reminder notification mailings. The contractor also maintains the Agency's Medicaid managed care lock-in/Open Enrollment database. The current enrollment and disenrollment services contractor is ACS State Healthcare, LLC.

         EPSDT - the Early and Periodic Screening, Diagnosis and Treatment program administered by the Medicaid program.

         EXPANDED BENEFIT - a covered service of an HMO that is either not a Medicaid covered service, or is a Medicaid covered service furnished by an HMO for which the plan receives no capitation payment.

         EXPEDITED APPEAL PROCESS - each MCO and PIHP must establish and maintain an expedited review process for appeals, when the MCO or PIHP determines (for a request from the enrollee) or the provider indicates (in making the request on the enrollee's behalf or supporting the enrollee's request) that taking the time for a standard resolution could seriously jeopardize the enrollee's life or health or ability to attain, maintain, or regain maximum function.

         FACILITY - any premises (a) owned, leased, used or operated directly or indirectly by or for the plan or its affiliates for purposes related to this contract; or (b) maintained by a sub-contractor to provide services on behalf of the plan.

         FAMILY SERVICES PLANNING TEAM - a multi-agency team comprised of core members and child-specific members, including the child's parents and/or foster parents, who convene to assist parents in developing a holistic service plan and in securing the least restrictive, most relevant and appropriate services necessary to keep their child living in the home and community.

         FEE-FOR-SERVICE - a method of making payment for medical or allied care, goods, or services based on fees set by the agency for defined care, goods or services.

         AHCA CONTRACT NO. FA522, ATTACHMENT I, PAGE 142 OF 166

July 2004                                                  Medicaid HMO Contract

         FISCAL AGENT - any corporation or other legal entity that has contracted with the agency to receive, process and adjudicate claims under the Medicaid program. The current fiscal agent for the Medicaid Program is ACS.

         FLORIDA MENTAL HEALTH ACT - chapter 394, F.S., that includes the Baker Act, that covers involuntary admissions for persons who are considered in an emergency mental health condition (a threat to themselves or others).

         FQHC - Federally Qualified Health Center - A clinic that is receiving a grant from the Public Health Service (PHS) under the PHS Act as defined in section 1905(1)(2)(B) of the Social Security Act. FQHCs provide primary health care and related diagnostic services. In addition, FQHCs may provide dental, optometric, podiatry, chiropractic and mental health services. An FQHC employs, contracts or obtains volunteer services from licensed health care practitioners to provide the above services.

         FTE - full time equivalent position.

         FUNCTIONAL ASSESSMENT OF NEED - an assessment of a person's physical health, ability to perform activities of daily living, existing social support and mental functioning.

         FURNISHED - means supplied, given, prescribed, ordered, provided, or directed to be provided in any manner.

         GOOD CAUSE - special reasons that allow beneficiaries to change their managed care option outside their open enrollment period such as: the enrollee moves out of the plan's service area; the plan does not, because of moral or religious objections, cover the service the enrollee seeks; the enrollee needs related services (for example a cesarean section and a tubal ligation) to be performed at the same time; not all related services are available within the network; and the enrollee's primary care provider or another provider determines that receiving the services separately would subject the enrollee to unnecessary risk; other reasons, including but not limited to, poor quality of care, lack of access to services covered under the contract, or lack of access to providers experienced in dealing with the enrollee's health care needs.

         Note: Federal law uses the term "cause" rather than "good cause." In the context with beneficiary disenrollment, this contract uses the term "good cause."

         GRIEVANCE - means an expression of dissatisfaction about any matter other than an action, as "action" is defined in this section. The term is also used to refer to the overall system that includes grievances and appeals handled at the plan level and access to the Medicaid fair hearing process. (Possible subjects for grievances include, but are not limited to, the quality of care or services provided, and aspects of interpersonal relationships such as rudeness of a provider or employee, or failure to respect the enrollee's rights.) (42 CFR 438.2)

         GRIEVANCE PROCEDURE - the procedure for addressing enrollees' grievances. A grievance is an enrollee's expression of dissatisfaction with any aspect of their care other than the appeal of actions (which is an appeal).

         GRIEVANCE SYSTEM - the system for reviewing and resolving enrollee grievances or appeals. Components must include a grievance process, an appeal process, and access to the Medicaid fair hearing system.

         HAL S. MARCHMANN ALCOHOL AND OTHER DRUG ABUSE SERVICES ACT OF 1993 - chapter 397 F.S. - The chapter of Florida Statutes that regulates substance abuse services in Florida. This chapter includes provisions for licensure, standards of care, and other involuntary assessment and treatment.

         HEALTH ASSESSMENT - a complete health assessment combines health history, physical assessment and the monitoring of physical and psychological growth and development.

         AHCA CONTRACT NO. FA522, ATTACHMENT I, PAGE 143 OF 166

July 2004                                                  Medicaid HMO Contract

         HEALTH CARE PROFESSIONAL - means a physician or any of the following: a podiatrist, optometrist, chiropractor, psychologist, dentist, physician assistant, physical or occupational therapist, therapist assistant, speech-language pathologist, audiologist, registered or practical nurse (including nurse practitioner, clinical nurse specialist, certified registered nurse anesthetist, and certified nurse midwife), licensed certified social worker, registered respiratory therapist, and certified respiratory therapy technician.

         HEALTH FAIR - an event conducted in a setting which is open to the public or a segment of the public (such as the "elderly" or "school children") at which information about health care services, facilities, research, preventive techniques, or other health care information is disseminated. At least two health related organizations that are not affiliated under common ownership must actively participate in the health fair.

         HIPAA - Health Insurance Portability and Accountability Act.

         HMO - Health Maintenance Organization as certified pursuant to chapter 64l, F.S., or in accordance with the Florida Medicaid State plan definition of an HMO. See also "MCO".

         HOSPITAL - a facility licensed in accordance with the provisions of chapter 395, F.S., or the applicable laws of the state in which the service is furnished.

         IADL - Instrumental Activities of Daily Living are activities that reflect the client's ability to perform household and other tasks needed to meet his/her needs within the community. Such tasks include shopping, cooking, cleaning, managing money, and getting around in the community.

         INDIVIDUALS WITH SPECIAL HEALTH CARE NEEDS - November 6, 2000 Report to Congress - Individuals with special health care needs are adults and children who daily face physical, mental, or environmental challenges that place at risk their health and ability to fully function in society. They include, for example, individuals with mental retardation or related conditions; individuals with serious chronic illnesses such as Human Immunodeficiency Virus (HIV), schizophrenia, or degenerative neurological disorders; individuals with disabilities from many years of chronic illness such as arthritis, emphysema or diabetes; and children and adults with certain environmental risk factors such as homelessness or family problems that lead to the need for placement in foster care.

         INSOLVENCY - a financial condition that exists when an entity or plan is unable to pay its debts as they become due in the usual course of business, or when the liabilities of the entity or plan exceed its assets.

         LEIE - List of Excluded Individuals and Entities - a database maintained by the U.S. Department of Health and Human Services Office of Inspector General which provides information to the public, health care providers, patients and others relating to parties excluded from participation in the Medicare, Medicaid and all Federal health care programs.

         MANAGED BEHAVIORAL HEALTH ORGANIZATION (MBHO) - a behavioral health care delivery system managing quality, utilization and cost of services. Additionally, it measures performance in the area of mental and substance abuse disorders.

         MANDATORY ASSIGNMENT - the process the Agency uses to assign Medicaid beneficiaries to the plan because the beneficiaries did not voluntarily choose a plan or MediPass in accordance with section 409.9122, F.S. Such beneficiaries may also be referred to as "assigned" beneficiaries or "Agency assigned."

         MARKETING - any activity conducted by or on behalf of the plan where information regarding the services offered by the plan is disseminated in order to encourage eligible beneficiaries to enroll in the HMO developed under this contract.

         MARKET AREA - the geographic area in which the plan is authorized to market and to conduct pre-enrollment activities.

         AHCA CONTRACT NO. FA522, ATTACHMENT I, PAGE 144 OF 166

July 2004                                                  Medicaid HMO Contract

         MCO (Managed Care Organization) - an entity that has, or is seeking to qualify for, a comprehensive risk contract under this part (42 CFR, Part 438.2), and that is --

                  1. A Federally qualified HMO that meets the advance directives requirements of subpart I of part 489 of this chapter; or

                  2. Any public or private entity that meets the advance directives requirements and is determined to also meet the following conditions:

                           (i) Makes the services it provides to its Medicaid enrollees as accessible (in terms of timeliness, amount, duration, and scope) as those services are to other Medicaid recipients within the area served by the entity

                           (ii)     Meets the solvency standards of section
                           438.116. (Also, see definition of "HMO").

         MEDICAID - the medical assistance program authorized by Title XIX of the federal Social Security Act, 42 U.S.C. s.1396 et seq., and regulations thereunder, as administered in this state by the Agency under section 409.901 et seq., F.S.

         MEDICALLY NECESSARY OR MEDICAL NECESSITY - services provided in accordance with 42 CFR section 438.210(a)(4) and as defined in section 59G-1.010(166), F.A.C., to include that medical or allied care, good, or services furnished or ordered must:

         (a)      Meet the following conditions:

                  1. Be necessary to protect life, to prevent significant illness or significant disability, or to alleviate severe pain;

                  2. Be individualized, specific, and consistent with symptoms or confirmed diagnosis of the illness or injury under treatment, and not in excess of the patient's needs;

                  3. Be consistent with the generally accepted professional medical standards as determined by the Medicaid program, and not experimental or investigational;

                  4. Be reflective of the level of service that can be safely furnished, and for which no equally effective and more conservative or less costly treatment is available, statewide; and

                  5. Be furnished in a manner not primarily intended for the convenience of the beneficiary, the beneficiary's caretaker, or the provider.

         (b) "Medically necessary" or "medical necessity" for inpatient hospital services requires that those services furnished in a hospital on an inpatient basis could not, consistent with the provisions of appropriate medical care, be effectively furnished more economically on an outpatient basis or in an inpatient facility of a different type.

         (c) The fact that a provider has prescribed, recommended, or approved medical or allied goods, or services does not, in itself, make such care, goods or services medically necessary, a medical necessity, or a covered service.

         MEDICAL RECORD - those documents corresponding to medical or allied care, goods, or services furnished in any place of service. The records may be on paper, magnetic material, film, or other media. In order to qualify as a basis for reimbursement, the medical records must be dated, signed or otherwise attested to, as appropriate to the media, and legible.

         AHCA CONTRACT NO. FA522, ATTACHMENT I, PAGE 145 OF 166

July 2004                                                  Medicaid HMO Contract

         MEDICARE - the medical assistance program authorized by Title XVIII of the federal Social Security Act, 42 U.S.C. s. 1395 et seq., and regulations thereunder.

         MEDIKIDS - a Title XXI health insurance program that provides certain children who are not Medicaid eligible with Medicaid benefits provided a certain premium is paid and provided the children are enrolled in a Medicaid HMO or MediPass as specified in section 409.8132, F.S.

         MEDIPASS - the primary care case management program administered by the Florida Medicaid Program.

         MEMBER - an eligible Medicaid beneficiary who is an enrollee of an HMO. See "Enrollee."

         NEWBORN - a live child born to a member during her membership under this contract.

         NON-COVERED SERVICE - a service that is not a covered service or benefit. (See Covered Services definition and Benefits definition.)

         NURSING FACILITY - an institutional care facility licensed under chapter 395, F.S., or chapter 400, F.S., that furnishes medical or allied inpatient care and services to individuals needing such services.

         OPEN ENROLLMENT - the policy wherein Medicaid beneficiaries are enrolled into a managed care option for 12 months as long as they retain Medicaid eligibility. Beneficiaries subject to Open Enrollment are given an annual Open Enrollment period, i.e., 60 days at the end of their enrollment year wherein they may choose to change plans for the following enrollment year. Dually eligible individuals, American Indians, foster children, children in subsidized adoption arrangements, CMS children, and SSI beneficiaries under age 19 are not subject to Open Enrollment.

         OUTPATIENT - a patient of an organized medical facility or distinct part of that facility who is expected by the facility to receive and who does receive professional services for less than a 24-hour period regardless of the hour of admission, whether or not a bed is used, or whether or not the patient remains in the facility past midnight.

         PAHP-a Prepaid Ambulatory Health Plan is an entity that provides medical services to enrollees under contract with the State agency, and on the basis of prepaid capitation payments, or other payment arrangements that do not use State plan payment rates; does not provide for or arrange for, and is not otherwise responsible for the provision of any inpatient hospital or institutional services for its enrollees; and does not have a comprehensive risk contract.

         PDHP - Prepaid Dental Health Plan is the prepaid ambulatory health plan
         (PAHP) developed by the Contractor in performance of its duties and responsibilities under this contract; or a contractual arrangement between the Agency and a prepaid ambulatory health plan contractor for the provision of Medicaid care, goods, or services on a prepaid basis to Medicaid beneficiaries for dental services. PDHPs are classified as prepaid ambulatory health plans by 42 CFR 438.

         PEER REVIEW - an evaluation of the professional practices of a Medicaid provider by peers of the provider in order to assess the necessity, appropriateness, and quality of care furnished as such care is compared to that customarily furnished by the provider's peers and to recognized health care standards.

         PHYSICALLY SECURE FACILITY - Residential Facilities, such as juvenile boot camps, and high and maximum risk programs, operated by the Florida Department of Juvenile Justice as hardware secure facilities.

         PIHP - a Prepaid Inpatient Health Plan is an entity that provides medical services to enrollees under contract with the State agency, and on the basis of prepaid capitation payments, or other payment arrangements that do not use State plan payment rates; provides, arranges for, or otherwise has responsibility for the provision of any inpatient hospital or institutional services for its enrollees; and does not have a comprehensive risk contract.

         AHCA CONTRACT NO. FA522, ATTACHMENT I, PAGE 146 OF 166

July 2004                                                  Medicaid HMO Contract

         PLAN - See definition of "Vendor."

         PMHP - Prepaid Mental Health Plan.

         PORTABLE X-RAY EQUIPMENT - x-ray equipment transported to a setting other than a hospital, clinic, or office of a physician or other practitioner of the healing arts.

         POTENTIAL ENROLLEE - according to 42 CFR 438.10(a) means a Medicaid beneficiary who is subject to mandatory enrollment or may voluntarily elect to enroll in a given managed care program, but is not yet an enrollee of a specific managed care program.

         PRE-ENROLLMENT APPLICATION - also referred to as the Request to Enroll
         (RTE) form, completed by a Medicaid beneficiary with the assistance of a plan representative, and submitted by the plan to the enrollment and disenrollment services contractor to initiate the enrollment process.

         PRIMARY CARE - comprehensive, coordinated and readily-accessible medical care, including health promotion and maintenance, treatment of illness and injury, early detection of disease and referral to specialists when appropriate.

         PRIMARY CARE PHYSICIAN - pursuant to sections 641.19, 641.31 and 641.51, F.S., a Medicaid HMO staff or subcontracted physician practicing as a general or family practitioner, internist, pediatrician, obstetrician, gynecologist, or other specialty approved by the Agency, who furnishes primary care and patient management services to a beneficiary.

         PRIOR AUTHORIZATION - the act of authorizing specific services before they are rendered. Plans with automated authorization systems may not require paper authorization as a condition of receiving treatment.

         PROTOCOLS - written guidelines or documentation outlining steps to be followed for handling a particular situation, resolving a problem, or implementing a plan of medical, nursing, psychosocial, developmental and educational services.

         PROVIDER - a person or entity who has a Medicaid provider agreement in effect with the Agency, or a subcontractual agreement with a subcontractor, and is in good standing with the Agency.

         PUBLIC EVENT - an event sponsored for the public or a segment of the public by two or more actively participating organizations, one of which may be a health organization.

         PUBLIC PROVIDER - a county health department or a migrant health center funded under s. 329 of the Public Health Services Act or a community health center funded under s. 330 of the Public Health Services Act.

         QUALITY IMPROVEMENT - the process of assuring that the delivery of health care is appropriate, timely, accessible, available and medically necessary.

         RECEIVING FACILITY - as defined in Part I of chapter 394, F.S., a facility designated by the Department of Children and Families (DCF) that receives patients under emergency conditions or for psychiatric evaluation and provides short-term treatment. The term "receiving facility" does not include a county jail.

         RECIPIENT OR MEDICAID RECIPIENT - any individual whom the Department of Children and Families (DCF), or the Social Security Administration on behalf of DCF, determines is eligible, pursuant to federal and state law, to receive medical or allied care, goods, or services for which the Agency may make payments under the Medicaid program and is enrolled in the Medicaid program. Also see "member or beneficiary."

         RESIDENTIAL SERVICES - as applied to Juvenile Justice, refers to the out-of-home placement for youth in a level 4, 6, 8, or 10 facility as result of a delinquency disposition order. Also referred to as residential commitment programs.


             AHCA CONTRACT NO. FA522, ATTACHMENT I, PAGE 147 OF 166

July 2004                                                  Medicaid HMO Contract

         RISK - the potential for loss that is assumed by a plan and that may arise because the cost of providing care, goods, or services may exceed the capitation or other payment made by the Agency to the plan under terms of the contract.

         RISK ASSESSMENT - is the process of collecting information from a person about hereditary, life style and environmental factors to determine specific diseases or conditions for which the person is at risk.

         RFP - Request for Proposal.

         RURAL HEALTH CLINIC (RHC) - a clinic that is located in a rural area that has a health care provider shortage. An RHC provides primary health care and related diagnostic services, and may provide optometric, podiatry, chiropractic and mental health services. An RHC employs, contracts or obtains volunteer services from licensed health care practitioners to provide the above services.

         SALES ACTIVITIES - actions performed by an agent of an HMO, including the acceptance of pre-enrollment applications, for the purpose of enrollment.

         SCREEN OR SCREENING - assessment of a beneficiary's physical or mental condition to determine evidence or indications of problems and need for further evaluation or services.

         SERVICE AREA - the designated geographical area within which the plan is authorized by contract to furnish covered services to plan members and within which the members reside.

         SERVICE LOCATION - any location at which a member obtains any health care service provided by the plan under the terms of this contract.

         SERVICE SITE - the locations designated by the plan at which members shall receive primary care physician services.

         SHALL - indicates a mandatory requirement or a condition to be met.

         SHELTER SERVICES - As applied to Juvenile Justice, refers to the temporary out-of-home placement of youth in a CINS/FINS shelter.

         SICK CARE - non-urgent problems which do not substantially restrict normal activity, but could develop complications if left untreated (e.g., chronic disease).

         SOBRA - Sixth Omnibus Budget Reconciliation Act

         STATE - State of Florida.

         SUBCONTRACT - an agreement entered into by a plan for provision of services on its behalf. Subcontracts include, but are not limited to the following: agreements with all providers of medical or ancillary services, unless directly employed by the plan; management or administrative agreements; third party billing or other indirect administrative/fiscal services, including provision of mailing lists or direct mail services; and any contract which benefits any person with a control interest in the plan.

         SUBCONTRACTOR - any person to which a plan has contracted or delegated some of its functions, services or its responsibilities for providing medical or allied care, goods, or services; or its claiming or claims preparation or processing functions or responsibilities. A typical subcontractor is a hospital.

         SURPLUS - net worth, i.e., total assets minus total liabilities.

         THIRD PARTY RESOURCES - an individual, entity, or program, excluding Medicaid, that is, may be, could be, should be, or has been liable for all or part of the cost of medical services related to any medical assistance covered by Medicaid. An example is an individual's auto insurance company, which typically provides

         AHCA CONTRACT NO. FA522, ATTACHMENT I, PAGE 148 OF 166

July 2004                                                  Medicaid HMO Contract

         payment of some medical expenses related to automobile accidents and injuries.

         TITLE XXI MEDIKIDS - a Title XXI health insurance program that provides certain children who are not Medicaid eligible with Medicaid benefits provided a certain premium is paid and provided the children are enrolled in a Medicaid HMO or MediPass as specified in section 409.8132, F.S.

         TRANSPORTATION - an appropriate means of conveyance furnished to a beneficiary to obtain Medicaid or other authorized services.

         URGENT BEHAVIORAL HEALTH CARE - Are those situations that require immediate attention and assessment within 23 hours though the individual is not an immediate danger to self and others and is able to cooperate in treatment.

         URGENT CARE - those problems, which, though not life-threatening, could result in serious injury or disability unless medical attention is received (e.g., high fever, animal bites, fractures, severe pain) or do substantially restrict a member's activity (e.g., infectious illnesses, flu, respiratory ailments, etc.).

         URGENT GRIEVANCE - means an adverse determination when the standard time frame of the grievance procedure would seriously jeopardize the life or health of a member or would jeopardize the member's ability to regain maximum function.

         VENDOR- - the organizational entity serving as the primary contractor and with whom this agreement is executed. The term contractor shall include all employees, subcontractors, agents, volunteers, and anyone acting on behalf of, in the interest of, or for a contractor. Also referred to as the plan.

         VIOLATION - each determination by the Agency that a plan failed to act as specified in the contract or in applicable statutes or rules governing Medicaid HMOs. Each day that an ongoing violation continues may be considered for the purposes of this contract to be a separate violation. In addition, each instance of failing to furnish necessary and/or required medical services or items to beneficiaries is considered for purposes of this contract to be a separate violation.

         VOLUNTARY APPLICANT - an applicant who chooses to enroll in a Medicaid HMO. May also be referred to as voluntary member.

         WELL CARE - a routine medical visit for one of the following: Child Health Check-Up visit, family planning, routine follow up to a previously treated condition or illness, adult physicals and any other routine visit for other than the treatment of an illness.

         WIC - the Special Supplemental Nutrition Program for Women, Infants and Children (WIC), administered by the Department of Health, Bureau of WIC and Nutrition Services, provides nutrition counseling, nutrition education, breastfeeding promotion and support and nutritious foods to pregnant, postpartum, and breastfeeding women, infants, and children up to the age of five who are determined to be at nutritional risk and who have a low to moderate income. An individual who is eligible for Medicaid is automatically income eligible for WIC benefits. Additionally, WIC income eligibility is automatically provided to a member of a family which includes a pregnant woman or infant certified eligible to receive Medicaid. WIC serves as an adjunct to good health care during critical times of growth and development, in order to prevent the occurrence of health problems and to improve health and nutritional status.

         AHCA CONTRACT NO. FA522, ATTACHMENT I, PAGE 149 OF 166

July 2004                                                  Medicaid HMO Contract

110.0  EXHIBITS

                                 EXHIBIT 110.1

 LABORATORY TESTS AND ASSOCIATED OFFICE VISITS TO BE PAID BY PLAN WITHOUT PRIOR
                   AUTHORIZATION WHEN INITIATED BY COUNTY HEALTH DEPARTMENT

DESCRIPTION                                                                                                   CPT CODE
Heavy metal (arsenic, barium, beryllium, bismuth, antimony, mercury), quantitative, each                       83015
Molecular diagnostics; separation                                                                              83894
Nucleic acid probe                                                                                             83896
Poylmerease chain reaction                                                                                     83898
Interpretation and report                                                                                      83912
CBC with differential, automated                                                                               85025
CBC automated, without differential                                                                            85027
Red blood cell count                                                                                           85041
Reticulocyte                                                                                                   85044
White blood cell count                                                                                         85048
Platelet (elec tech)                                                                                           85049
Fluorescent antibody; screen, each antibody                                                                    86255
Fluorescent antibody, titer, each antibody                                                                     86256
Hemagglutination inhibition test (HAI)                                                                         86280
Hepatitis B surface antigen (HBsAg)                                                                            86692
Hepatitis B core antibody (HBcAb); IgG and IgM                                                                 86704
Hepatitis B core antibody; IgM                                                                                 86705
Hepatitis B surface antibody (HBsAb)                                                                           86706
Immunoassay for infectious agent antigen, qualitative or semiquantitative; multiple step method                83516
Immunoassay for infectious agent antibody, quantitative, not elsewhere specified                               83520
Rubella screen                                                                                                 86762
Immunoelectrophoresis; serum                                                                                   86320
Immunodiffussion; gel diffusion, qualitative (Ouchterlony), each                                               86331
Neutralization test, viral                                                                                     86382
Particle agglutination; screen; each antibody                                                                  86403
Syphilis test; qualitative (VDRL, RPR, ART)                                                                    86592
Syphilis test, quantitative                                                                                    86593
Antibody; cytomegalovirus (CMV)                                                                                86644
Encephalitis, Eastern equine                                                                                   86652
Encephalitits, St. Louis                                                                                       86653
Antibody Enterovirus                                                                                           86658
HIV antibody, confirmatory test                                                                                86689
HIV-1                                                                                                          86701
HIV-2                                                                                                          86702
HIV-1 & HIV-2                                                                                                  86703
Rubella                                                                                                        86762
Rubeola                                                                                                        86765
Toxoplasma                                                                                                     86777
Toxoplasma, IgM                                                                                                86778
Treponema pallidum, confirmatory test                                                                          86781
Varicella-zoster                                                                                               86787
Antibody screen, RBC, each serum technique                                                                     86850

            AHCA CONTRACT NO. FA522, ATTACHMENT I, PAGE 150 OF 166

July 2004                                                  Medicaid HMO Contract

Blood typing; ABO                                                                                              86900
Rh (D)                                                                                                         86901
RBC antigens, other than ABO or Rh (D), each                                                                   86905
Concentration (any type), for parasites, OVA, or tubercle bacillus (TB, AFB)                                   87015
Culture, bacterial, definitive; stool                                                                          87045
Culture, bacterial, definitive; throat or nose                                                                 87060
Culture, definitive, any other source                                                                          87070
Culture or direct bacterial identification method, each organism, by commercial kit, any source                87071
except urine
Culture, bacterial, any source, anaerobic (isolation)                                                          87075
Anaerobe identification                                                                                        87076
Culture, bacterial, screening only, for single organisms                                                       87081
Culture, fungi, isolation (with or without presumptive identification); skin                                   87101
Culture, fungi, isolation (with or without presumptive identification); other source, (except blood)           87102
Culture, fungi, blood                                                                                          87103
Culture, fungi, definitive identification of each fungus (use in addition to codes 87101, 87102, or            87106
87103 when appropriate)
Culture, tubercle or other acid-fast bacilli (TB, AFB, mycobacteria); concentration plus isolation             87116
Culture, mycobacteria, definitive identification of each organism                                              87118
Culture, typing; gas liquid chromatography (GLC) method                                                        87143
Culture, typing; serologic method, agglutination grouping, per antiserum                                       87147
Culture, typing; serologic method, speciation                                                                  87151
Culture, typing; precipitin method, grouping, per antiserum                                                    87155
Culture, any source, additional identification methods required                                                87163
Endotoxin, bacterial (pyrogens); homogenization, tissue, for culture                                           87176
OVA and parasites, direct smears, concentration and identification                                             87177
Microbial identification, nucleic acid probes, each probe used                                                 88365
Microbial identification, nucleic acid probes, each probe used; with amplification, e.g. polymerase            87179
chain reaction (PCR)
Sensitivity studies, antibiotic; agar diffusion method, per antibiotic                                         87181
Sensitivity studies, antibiotic; tubercle bacillus (TB, AFB), each drug                                        87190
Smear, primary source, with interpretation; routine stain for bacteria, fungi or cell types                    87205
Smear, primary source, with interpretation; fluorescent and/or acid fast stain for bacteria, fungi or          87206
cell types
Smear, primary source, with interpretation; special stain for inclusion bodies or intracellular                87207
parasites (e.g. malaria, kala-azar, herpes)
Smear, primary source, with interpretation; direct or concentrated, dry, for OVA and parasites                 87207
Smear, primary source, with interpretation; wet mount with simple stain, for bacteria, fungi, OVA,             87210
and/or parasites
Smear, primary source, with interpretation; wet and dry mount, for OVA and parasites                           87211
Tissue examination for fungi (e.g. KOH slide)                                                                  87220
Tissue culture inoculation and observation                                                                     87252
Tissue culture, additional studies                                                                             87253
Flow cytometry                                                                                                 88180
Viral load (AIDS)                                                                                              W1875

            AHCA CONTRACT NO. FA522, ATTACHMENT I, PAGE 151 OF 166

July 2004                                                  Medicaid HMO Contract

                                  EXHIBIT 110.2

MODEL MEMORANDUM OF AGREEMENT BETWEEN THE ______________________ DEPARTMENT OF HEALTH COUNTY HEALTH DEPARTMENT AND THE
______________________________________________________ (HMO).

1. This agreement is entered into between the State of Florida, Department of Health ,________________________________________________ County Health
Department, hereinafter referred to as the "CHD" and the ____________________________________________________________________________ HMO
hereinafter referred to as the "HMO", for the purpose of improving services to patients through coordinated, cooperative health care interactions between the HMO and the CHD, pursuant to section 409.9122, F.S.

2.       Power and Authority of the CHD.

         Pursuant to chapter 154, F.S., the Department of Health county health departments of Florida are responsible for the promotion of the public's health, the control and eradication of preventable diseases, and the provision of primary health care for special populations. The CHD must comply with established public health protocols and applicable state law when providing health care services.

3.       Power and Authority of the HMO.

         The HMO has contracted with the Agency for Health Care Administration (hereinafter referred to as the "Agency") as a Medicaid HMO provider. The HMO must comply with all established requirements and applicable state law when providing health care services.

4.       The HMO agrees to:

         A. Reimburse without prior authorization, medical screenings for foster care children and emergency shelter care children.

         B. In accordance with section 381.0407(4), F.S., reimburse without prior authorization, the CHD for school-based urgent care services; and the diagnosis and treatment of sexually transmitted disease and other communicable diseases, such as tuberculosis and human immunodeficiency syndrome. This shall include the clinical, medical and laboratory services provided by the CHD to an HMO patient.

         C. Offer the Healthy Start prenatal screen to each member who is pregnant. (Section 383.14, F.S., 10J-8.010, F.A.C.)

         D. Refer all pregnant women meeting Healthy Start high risk screening criteria to the local CHD for Healthy Start care coordination. (Section 383.14, F.S., 19J-8.010, F.A.C.)

         E. Offer the Healthy Start postnatal (infant) screen to each woman for her newborn. (Section 383.14, F.S., 10J-8.010 F.A.C.)

         F. Refer all infants meeting Healthy Start high risk screening criteria to the local CHD for Healthy Start care coordination. (10J-8.010, F.A.C.)

         G. Refer all pregnant women, postpartum women (up to six months after delivery), breastfeeding women (up to one year after delivery), infants and children up to the age of five to the Special Supplemental Nutrition Program for Women, Infants and Children (WIC) available through the local CHD.

         H. Reimburse without prior authorization services for a member's immunizations.

         I. Reimburse without prior authorization for family planning services and related pharmaceuticals.

            AHCA CONTRACT NO. FA522, ATTACHMENT I, PAGE 152 OF 166

July 2004                                                  Medicaid HMO Contract

5.       The CHD agrees to:

         A. Attempt to contact the HMO before providing health care services to their members.

         B. Provide the plan with a copy of the member immunization record at the time that the immunization is provided to the plan member. The CHD shall not submit a claim for the immunization if the plan documents to the CHD that the immunization has already been provided.

         C. Notify the HMO within _______ hours when HMO patients are treated in the CHD.

         D. Forward to the HMO within _______ days all medical records relating to an HMO patient being seen at the CHD.

         E. Refer HMO patients back to the HMO for ongoing primary care following provision of services covered in this agreement.

6.       Both parties mutually agree to:

         A. Make good faith effort to work in a cooperative manner.

         B. Forward any unresolved concerns involving the HMO and the CHD to the Division of Medicaid.

____________________________________________               __________
CHD Director/Administrator - signature                     Date

____________________________________________
CHD Director/Administrator - type orprint name

____________________________________________               __________
Authorized Representative of HMO - signature               Date

____________________________________________
                Authorized Representative of HMO - type or print name

              AHCA CONTRACT NO. FA522, ATTACHMENT I, PAGE 153 OF 166

July 2004                                                  Medicaid HMO Contract

                                  EXHIBIT 110.3

                SAMPLE MULTIPLE SIGNATURE VERIFICATION AGREEMENT

Account Number: ________________

In consideration of the mutual promises and undertakings expressed herein, this Agreement is entered into between _____________ Bank ("Bank") and ____________ Health plan ("Health plan"), effective as of the ______ day of _____________,2004.

1. Health plan is opening the Bank business investment account referenced by number above ("the Account"), pursuant to the conditions contained in the agreement entered between Health plan and the Office of the Director of Medicaid, State of Florida Agency for Health Care Administration ("Medicaid") dated July 1, 2004.

2. Pursuant to its agreement with Medicaid, Health plan desires, and Bank agrees to provide, a "hold" on the account so that withdrawals may be made only by properly authorized written request, and upon manual examination of the requests, which service shall be subject to the terms and restrictions set forth below.

3. Bank will only honor written requests for withdrawals which bear the signatures of two authorized representatives of Medicaid and two signatures of authorized representatives of Health plan. Medicaid and Health plan will provide to Bank examples of the signatures of the authorized representatives.

4. Health plan will present the written, properly executed requests for withdrawal to _________________, at Bank, located at _________________________.
_________, Florida, _______, between the hours of 8:00 am and 4:00 pm, EST, during banking business days. The request will contain the Account number, the amount of the funds to be withdrawn, a description of the payee who shall receive the funds, and the signatures of two authorized representatives of Medicaid and two signatures of authorized representatives of Health plan.

5. Bank agrees to review the requests; draft the Account for the amount of the requested withdrawal, and prepare a Bank Official Check in the withdrawn amount, in accordance with the terms of the request. Bank agrees to undertake the above and make the Check available to Health plan no later than the close of the banking day following the banking day in which the request was presented to Bank in accordance with Paragraph 4, above. [Optional language: Health plan agrees to pay to Bank a fee of $5.00 for each Official Bank Check issued.]

6. Bank shall return to Health plan any request that does not meet the above-described requirements. Bank shall have the sole discretion to determine whether the requirements have been met.

7. Pursuant to its agreement with Medicaid, Health plan agrees that in the event that Medicaid determines Health plan to be insolvent and notifies Bank of its determination, Medicaid may make withdrawals on the account by two authorized representatives of Medicaid, without authorized signatures from Health plan. Bank shall not be responsible or liable for determining insolvency. Bank shall not be required to permit withdrawals upon the sole order of Medicaid until written notification is received from Medicaid at the address described in Paragraph 4, and Bank has had a reasonable time to act thereon but in no event later than two (2) business days.

8. Except to the extent that Bank is negligent in performing its duties under this Agreement, Health plan shall indemnify and hold Bank harmless against any claim, loss, liability, damage, cost or expense (including reasonable attorneys' fees incurred by Bank) arising out of or in any way relating to Bank's compliance with the terms of this Agreement.

9. This Agreement shall supplement the Bank Deposit Agreement, any corporate or other resolution of Health plan relating to the Account, and any other agreements or terms affecting the Account. All legal rights and obligations of Health plan and Bank under such other documents and pursuant to any applicable laws and banking regulations shall remain in effect, except as expressly modified by this Agreement.

            AHCA CONTRACT NO. FA522, ATTACHMENT I, PAGE 154 OF 166

July 2004                                                  Medicaid HMO Contract

10. This Agreement shall be executed by all currently authorized signers on the Account, and it shall continue in effect notwithstanding any subsequent change of authorized signers, and without any requirement that it be re-executed or amended.

11. This Agreement may be terminated at any time by Bank or Health plan, provided Health plan provides Bank written approval from Medicaid, and provided that the indemnification provision of paragraph 7 above shall continue in effect after any such termination with respect to any withdrawals or requests handled by Bank prior to such termination. This Agreement shall be binding upon and shall inure to the benefit of any successors and assigns of Health plan, Medicaid, and Bank.

The undersigned parties have executed this Agreement through their duly authorized representatives as of the date shown above.

BANK

By:_________________
Title:______________

HEALTH PLAN

By:_________________
Title:______________

                    HEALTH PLAN'S CERTIFICATION OF AUTHORITY

The undersigned hereby certifies that: (1) (s)he is the Secretary of __________ Health plan; and (2) the foregoing Agreement is consistent with any corporate or other resolution(s) of Health plan previously or contemporaneously provided to Bank.

By:_________________
Title:______________

Date of Certification:________________

[Affix corporate seal]

                              AUTHORIZED SIGNATURES

HEALTH PLAN                          AGENCY FOR HEALTH CARE ADMINISTRATION
   ____________________________
Title                                _________________________________________
Print Name:____________________      Director of Medicaid
                                     Print Name:______________________________
_______________________________
Title                                _________________________________________
Print Name:____________________      Bureau of Managed Health Care, Chief
                                     Print Name:______________________________
_______________________________
Title                                _________________________________________
Print Name:____________________      Bureau of Managed Health Care, Operations
                                     Administrator
                                     Print Name:______________________________

            AHCA CONTRACT NO. FA522, ATTACHMENT I, PAGE 155 OF 166

July 2004                                                  Medicaid HMO Contract

                                 EXHIBIT 110. 4
                              FRAIL/ELDERLY PROGRAM

110.4.1  FRAIL/ELDERLY PROGRAM (EXPANDED SERVICE)

         The purpose of the frail/elderly portion of a Medicaid HMO is to provide, coordinate and manage services for the frail and elderly who need services to prevent or delay placement in a nursing home. A variety of mandatory and supportive services shall be available to members to achieve this goal. The plan shall also conduct quality of care projects for the frail/elderly component as required by section 20.12, Quality Improvement. In order to be eligible for the frail/elderly program, beneficiaries must be:

                  a. Assessed by CARES as having met nursing home level of care and in need of a service(s) to live in their homes or in the homes of relatives or caregivers as an alternative to being placed in a nursing home facility

                  b.       21 years of age or older

                  c.       An SSI beneficiary

                  d. Ineligibility criteria are listed in Section 10.3, Ineligible Recipients.

110.4.2  MANDATORY SERVICE REQUIREMENTS (FRAIL/ELDERLY)

         The plan shall provide comprehensive and medically necessary health care services pursuant to this contract. The plan shall maintain a maximum ratio of 1:40 (case manager to enrollees). A case manager shall be assigned to each enrollee. A case manager shall be responsible for arranging all program service provisions and implementing the service prescription appropriate to the plan of care. For dually eligible plan members, case managers are responsible for long-term care service planning and for developing and carrying out strategies to coordinate the delivery of all acute and long-term care services.

         a. Plan of Care - The plan shall perform a needs assessment and develop a plan of care for each member. The plan of care must be based on a comprehensive assessment of the enrollee's health status, physical and cognitive functioning, environment, and social supports. The plan shall not impose service limitations based solely on the members' place of residence. The plan of care must detail all interventions designed to address specific barriers to independent functioning. The plan must clearly identify barriers to the enrollee and caregivers, if applicable. The case manager must discuss barriers and explore potential solutions with the enrollee and caregivers when applicable. In developing the plan of care the plan must:

                  1. Assess the immediacy of the new enrollee's services needs and include a description of the member's condition (e.g., Activities of Daily Living, (ADL) and Instrumental Activities of Daily Living (IADL) limitations, incontinence, cognitive impairment, arthritis, high blood pressure), as identified through an appropriate comprehensive assessment and a medical history review.

                  2. Identify any existing care plans and service providers and assess the adequacy of current services.

                  3. Ensure that the care plan contains, at minimum, information about the enrollee's medical condition, the type of services to be furnished, the amount, frequency and duration of each service, and the type of provider to furnish each service.

                  4. Ensure that treatment interventions address identified problems, needs and conditions in consultation with the enrollee and, as appropriate, the enrollee's legal guardian or caregiver.

            AHCA CONTRACT NO. FA522, ATTACHMENT I, PAGE 156 OF 166

July 2004                                                  Medicaid HMO Contract

                  5. Ensure that, at minimum, a quarterly review of the plan of care occurs to determine the appropriateness and adequacy of services and to ensure that the services furnished are consistent with the nature and severity of the enrollee's needs.

                  6. Ensure that a face-to-face review of the care plan is performed through contact with the enrollee at least every six months to determine the appropriateness and adequacy of services and to ensure that the services furnished are consistent with the nature and severity of the enrollee's needs.

                  7. Ensure that the care plan is reviewed sooner than the minimum required time frame if, in the opinion of the medical professionals involved in the care of the enrollee, there is reason to believe significant changes have occurred in the enrollee's condition or in the services the enrollee receives. The care plan shall also be reviewed if an enrollee or an enrollee's legal representative requests another review due to the changes in the enrollee's physical or mental condition.

                  8. Primary caregivers, family, neighbors and other volunteers will be integrated into an enrollee's plan of care when it is determined through multi-disciplinary assessment and care planning that these volunteer services would improve the enrollee's capability to live safely in the home setting and are agreed to by the enrollee.

                  9. Revise the plan of care in consultation with the enrollee, the caregiver and, when feasible, the primary care physician. If the member is dually-eligible and the primary care physician is not under contract with the plan to deliver services to the enrollee, an effort must be made to obtain the physician's input regarding care plan revisions. Changes in service provision resulting from a care plan review must be implemented within ten calendar days of the review date.

         b.       Coordination of Care/Case Management.

                  The plan is responsible for assessing, planning, and managing the care and services provided to members. The plan shall:

                  1. Develop a systematic process for coordinating care with organizations which are not part of the plan's network.

                  2. Develop procedures that ensure acute care services and program services for the plan's Medicaid only members are coordinated with the member's primary care provider.

                  3. Develop protocols that ensure acute care services and program services for beneficiaries who receive their medical care from the Medicare fee-for-service system are coordinated to the maximum extent feasible with the member's treating physicians and other care providers.

                  4. Ensure coordination with the medical, nursing or administrative staff designated by the facility to ensure that the plan's assisted living or nursing facility enrolled members have timely and appropriate access to the plan's providers and to coordinate care between those providers and the facility's providers.

                  5. Facilitate and coordinate the enrollee gaining referral and receiving access to other needed services and agencies outside the plan's network.

                  6. Work to ensure the maintenance or creation of an enrollee's informal network of caregivers and service providers.

                  7. Develop a system of case management which the plan shall use for the identification of the individual member's needs, development of immediate and long-term goals, and arrangements and monitoring of services for as long as necessary to meet the established goals for the member.

                  8. Components essential to the case management system are:

            AHCA CONTRACT NO. FA522, ATTACHMENT I, PAGE 157 OF 166

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July 2004                                                  Medicaid HMO Contract

                           a.       Outreach, including information
                                    distribution;

                           b.       Intake and referral;

                           c.       Diagnosis and evaluation;

                           d.       Needs assessment;

                           e.       Plan of care development;

                           f.       Resource assessment;

                           g.       Plan implementation;

                           h.       Routine monitoring of providers by
                                    appropriate staff;

                           i.       Progress reports;

                           j.       Reassessment and revision of plan; and

                           k. Routine conferences or meetings of the care team with formal methods of communicating changes to all concerned.

         c. Adaptive Equipment - These services are physical adaptations to the home that include grab bars, cushioned grips, ramps, modification of bathroom facilities and other minor adaptations and equipment which assist the member's caregiver in providing supportive care and allow the member to remain independent, able to perform ADLs, and/or reduces the risk of falls without which the enrollee's safety in the home may be at risk.

         d. Adult Day Health Care - This is a center-based program which assures a protective environment for frail elders and disabled adults. It provides preventive, remedial, and restorative services, in addition to therapeutic recreation and nutrition services. For example, physical, occupational, and speech therapies indicated in the enrollee's plan of care are furnished as components of this service. In addition, physician services, nursing services, social work services and transportation services may also be included.

         e. Homemaker/Personal Care - These are services which help the member manage activities of daily living (ADLs) and instrumental ADLs. This service includes preparation of meals, but not the cost of meals themselves. This service may also include housekeeping chores such as bed making, dusting and vacuuming, which are incidental to the care furnished or are essential to the health and welfare of the enrollee rather than the enrollee's family.

         f. Supplies - These include items like disposable diapers, pads, ointments, or other items as deemed necessary by the plan.

         g. Home Health Services - These are services which provide medically necessary care to an eligible Medicaid recipient whose medical condition, illness or injury requires the care to be delivered in the recipient's place of residence. Physician ordered and maintained under the direction of the attending physician, home health services must be provided by qualified staff and consistent with accepted standards of medical and nursing practice in execution of an individualized, written physician-approved plan of care. The medical need for home health care shall be identified with appropriate nursing interventions resulting in expected health outcomes. The plan shall contract for their member needs with a sufficient number of home health agencies licensed in accordance with Chapter 400, Part IV, F.S. and Chapter 59A-8, F.A.C.

              AHCA CONTRACT NO. FA522, ATTACHMENT I, PAGE 158 OF 166

July 2004                                                  Medicaid HMO Contract

110.4.2.1 NURSING FACILITY PLACEMENT (FRAIL/ELDERLY)

          The plan shall adequately network with nursing facility providers to maintain sufficient bed census capable to ensure access to their enrolled members. The plan shall provide at a minimum choice of two or more nursing facilities within a 15 mile radius or 30 minute drive within the enrollee's zip code of residence and service area. The plan shall also contract with nursing facilities having most recent Licensure & Certification Survey ratings of satisfactory or above from the Agency's Division of Health Quality Assurance, and make a good faith effort to contract with out of network nursing facility providers where or when necessary. The plan shall disclose the choices of approved nursing facilities in the Member Services Handbook.

          For members who require the level of care provided in a nursing facility, the plan shall admit the members to a nursing facility which participates in Medicaid, accepts the members at the appropriate level of care, has a written agreement with the plan to accept members under plan sponsorship, agrees to keep the members under plan sponsorship, and agrees to maintain the members if sponsorship is transferred to Medicaid fee-for-service nursing facility program.

          The plan is responsible for continuing to provide all covered services which the member needs and which are not included in the nursing home rate. The plan shall be liable for the costs of the nursing facility care for the time specified in the contract with the Agency. The member will continue to be enrolled in the plan for the duration of the contract and through recontracting, excepting disenrollments as described in section 30.11.2.1, Frail/Elderly Disenrollment.

110.4.2.2 QUALITY OF CARE (FRAIL/ELDERLY)

          a. Quality of Care Projects: The plan is responsible for operating an ongoing quality management program which includes quality assessment an performance improvement, in accordance with federal and State requirements. The plan shall monitor the quality appropriateness and effectiveness of enrollee home and community based services. The plan must also participate in annual external quality reviews conducted by the External Quality Review Organization vendor. The plan must conduct quality of care projects to monitor the quality, appropriateness, and effectiveness of enrollee care in the Frail/Elderly program. These projects must include quarterly reviews of long-term care records of enrollees who have received services during the previous quarter. Review elements include management of diagnosis, appropriateness and timeliness of care, comprehensiveness of and compliance with the plan of care, and evidence of special screening for, and monitoring of, high-risk persons and conditions.

                  The projects must:

                           1. Target specific conditions and health service delivery issues appropriate to enrollees for focused monitoring and evaluation.

                           2. Use clinical care standards or practice guidelines to objectively evaluate health services delivery issues and the care the contractor delivers or rails to deliver for acute and long-term care conditions.

                           3. Use quality indicators derived from the clinical care standards or practice guidelines to screen and monitor care and services delivered.

                           4. The selection of conditions and issues to study should be based on member profile data and focus on areas of concern in the care of the frail elders; for example: falls, incontinence, dementia, depressions, congestive heart failure, inadequate family care, family caregiver stress, family conflict, out-of-home placements, alcohol problems, and problems of compliance in procedures of medical treatment.

             AHCA CONTRACT NO. FA522, ATTACHMENT I, PAGE 159 OF 166

July 2004                                                  Medicaid HMO Contract

         b. The plan must annually develop at least two specific quality goals and provide documentation on each project, describing:

                           1.       The objective;

                           2.       The expected outcomes;

                           3. A brief justification with background on each objective;

                           4.       How each quality goal will be measured;

                           5.       The target population;

                           6. The method of evaluating change in the quality goals;

                           7.       Communication process; and,

                           8.       Documentation requirements.

         c. The plan must ensure that sufficient quality management resources (skilled staff and resources) specifically trained to handle a quality Frail/Elderly program. The staff shall have access to people with expertise in the following areas:

                           1. Quality Management Director: an identified senior-level director who will oversee all quality management and performance-improvement activities. The quality management director must have expertise in geriatric care.

                           2. Medical Director: a medical director with a current active license by Florida Board of Medicine with geriatric expertise and experience in geriatric care.

                           3. Geriatrician: a qualified geriatrician, with a current active license by Florida Board of Medicine and further certified in Geriatric Medicine, who will be responsible for establishing and monitoring the implementation and administration of geriatric management protocols to support geriatric practice.

                           4. Behavioral Health Clinician: a qualified behavioral health clinician, with expertise in geriatric service, who will be responsible for establishing behavioral health protocols and providing specialized support to primary care physicians and primary care therapists.

         d. Continuous Quality Improvement: All clinical and non-clinical aspects of plan management must be based on principles of Continuous Quality Improvement (CQI). Continuous quality improvement is defined in section 100.0, Glossary. The quality management program must:

                           1. Recognize that opportunities for improvement are unlimited;

                           2.       Be data driven;

                           3.       Rely heavily on enrollee input;

                           4. Rely heavily on input from all employees of the plan and its subcontractors; and

                           5. Require measurement of effectiveness, continuing development, and implementation of improvements as appropriate.

         e. The plan shall develop and periodically review written guidelines, procedures and protocols on areas of concern in the care of the frail/elderly.

         The plan may be granted an extension period for implementing the new quality requirements.

110.4.3  EXPANDED SUPPORTIVE SERVICES REQUIREMENTS (FRAIL/ELDERLY)

         The plan shall provide other supportive services as deemed necessary. Services which are especially useful with this population include:

            AHCA CONTRACT NO. FA522, ATTACHMENT I, PAGE 160 OF 166

July 2004                                                  Medicaid HMO Contract

         a. Caregiver Training - Services designed to increase the ability of family and caregivers to care for the member.

         b. Emergency Alert Response Services - Such services monitor the safety of individuals in their own homes which will alert and dispatch qualified assistance to the member when in need.

         c. Expanded Home Health - Services incorporating health and medical services, including nutrition, occupational, physical, and speech therapies, supervised by a health professional including a registered nurse or a medical doctor. Such services must be provided in compliance with applicable Florida statutes and rules.

         d. Financial Education - Services which include training, counseling and assistance with personal financial management particularly to help the member avoid financial exploitation.

         e. Identity Bracelets - A bracelet that identifies the member and includes a phone number to call to get additional information about the member. This is particularly useful for people with cognitive deficits, or those who wander and become disoriented.

         f. Pharmaceutical Management - Services provided by an appropriately trained and licensed practitioner. This service is designed to help the member and the team gain the most value from any pharmaceutical regimen and helps the member use medication correctly. It includes an assessment of over-the-counter or home remedies the member uses that may impact on the member's care, treatment, or which may interact with other prescribed medications.

         g. Respite - Services provided to relieve the caregiver temporarily of the responsibilities of care giving and supervision. Providers of this service must be licensed as required under Florida Statutes.

                      THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK.

            AHCA CONTRACT NO. FA522, ATTACHMENT I, PAGE 161 OF 166

July 2004                                                  Medicaid HMO Contract

                                 EXHIBIT 110.5
             FLORIDA PATIENT'S BILL OF RIGHTS AND RESPONSIBILITIES
                                 381.026, F.S.

(1) SHORT TITLE. This section may be cited as the "Florida Patient's Bill of Rights and Responsibilities."

(2) DEFINITIONS. As used in this section, the term:

         (a) "Health care facility" means a facility licensed under chapter 395.

         (b) "Health care provider" means a physician licensed under chapter 458, an osteopathic physician licensed under chapter 459, or a podiatrist licensed under chapter 461.

         (c) "Responsible provider" means a health care provider who is primarily responsible for patient care in a health care facility or provider's office.

(3) PURPOSE. It is the purpose of this section to promote the interests and well-being of the patients of health care providers and health care facilities and to promote better communication between the patient and the health care provider. It is the intent of the Legislature that health care providers understand their responsibility to give their patients a general understanding of the procedures to be performed on them and to provide information pertaining to their health care so that they may make decisions in an informed manner after considering the information relating to their condition, the available treatment alternatives, and substantial risks and hazards inherent in the treatments. It is the intent of the Legislature that patients have a general understanding of their responsibilities toward health care providers and health care facilities. It is the intent of the Legislature that the provision of such information to a patient eliminate potential misunderstandings between patients and health care providers. It is a public policy of the state that the interests of patients be recognized in a patient's bill of rights and responsibilities and that a health care facility or health care provider may not require a patient to waive his rights as a condition of treatment. This section shall not be used for any purpose in any civil or administrative action and neither expands nor limits any rights or remedies provided under any other law.

(4) RIGHTS OF PATIENTS. Each health care facility or provider shall observe the following standards:

         (a) Individual dignity.

                  1. The individual dignity of a patient must be respected at all times and upon all occasions.

                  2. Every patient who is provided health care services retains certain rights to privacy, which must be respected without regard to the patient's economic status or source of payment for his care. The patient's rights to privacy must be respected to the extent consistent with providing adequate medical care to the patient and with the efficient administration of the health care facility or provider's office. However, this subparagraph does not preclude necessary and discreet discussion of a patient's case or examination by appropriate medical personnel.

                  3. A patient has the right to a prompt and reasonable response to a question or request. A health care facility shall respond in a reasonable manner to the request of a patient's health care provider for medical services to the patient. The health care facility shall also respond in a reasonable manner to the patient's request for other services customarily rendered by the health care facility to the extent such services do not require the approval of the patient's health care provider or are not inconsistent with the patient's treatment.

                  4. A patient in a health care facility has the right to retain and use personal clothing or possessions as space permits, unless for him to do so would infringe upon the right of another patient or is medically or programmatically contraindicated for documented medical, safety, or programmatic reasons.

         (b) Information.

                  1. A patient has the right to know the name, function, and qualifications of each health care provider who is providing medical services to the patient. A patient may request such information from his responsible provider or the health care facility in which he is receiving medical services.

                  2. A patient in a health care facility has the right to know what patient support services are available in the facility.

                  3. A patient has the right to be given by his health care provider information concerning diagnosis, planned course of treatment, alternatives, risks, and prognosis, unless it is medically inadvisable or impossible to give this information to the patient, in which case the information must be given to the patient's guardian or a person designated as the patient's representative. A patient has the right to refuse this information.

                  4. A patient has the right to refuse any treatment based on information required by this paragraph, except as otherwise provided by law. The responsible provider shall document any such refusal.

            AHCA CONTRACT NO. FA522, ATTACHMENT I, PAGE 162 OF 166

July 2004                                                  Medicaid HMO Contract

                  5. A patient in a health care facility has the right to know what facility rules and regulations apply to patient conduct.

                  6. A patient has the right to express grievances to a health care provider, a health care facility, or the appropriate state licensing agency regarding alleged violations of patients' rights. A patient has the right to know the health care provider's or health care facility's procedures for expressing a grievance.

                  7. A patient in a health care facility who does not speak English has the right to be provided an interpreter when receiving medical services if the facility does not have a person readily available who can interpret on behalf of the patient.

         (c) Financial information and disclosure.

                  1. A patient has the right to be given, upon request, by the responsible provider, his designee, or a representative of the health care facility full information and necessary counseling on the availability of known financial resources for the patient's health care.

                  2. A health care provider or a health care facility shall, upon request, disclose to each patient who is eligible for Medicare, in advance of treatment, whether the health care provider or the health care facility in which the patient is receiving medical services accepts assignment under Medicare reimbursement as payment in full for medical services and treatment rendered in the health care provider's office or health care facility.

                  3. A health care provider or a health care facility shall, upon request, furnish a person, prior to provision of medical services, a reasonable estimate of charges for such services. Such reasonable estimate shall not preclude the health care provider or health care facility from exceeding the estimate or making additional charges based on changes in the patient's condition or treatment needs.

                  Each licensed facility not operated by the state shall make available to the public on its Internet website or by other electronic means a description of and a link to the performance outcome and financial data that is published by the agency pursuant to s. 408.05(3)(1). The facility shall place a notice in the reception area that such information is available electronically and the website address. The licensed facility may indicate that the pricing information is based on a compilation of charges for the average patient and that each patient's bill may vary from the average depending upon the severity of illness and individual resources consumed. The licensed facility may also indicate that the price of service is negotiable for eligible patients based upon the patient's ability to pay.

                  5. A patient has the right to receive a copy of an itemized bill upon request. A patient has a right to be given an explanation of charges upon request.

         (d) Access to health care.

                  1. A patient has the right to impartial access to medical treatment or accommodations, regardless of race, national origin, religion, physical handicap, or source of payment.

                  2. A patient has the right to treatment for any emergency medical condition that shall deteriorate from failure to provide such treatment.

         (e) Experimental research.

         In addition to the provisions of section 766.103, F.S., a patient has the right to know if medical treatment is for purposes of experimental research and to consent prior to participation in such experimental research. For any patient, regardless of ability to pay or source of payment for his care, participation must be a voluntary matter; and a patient has the right to refuse to participate. The patient's consent or refusal must be documented in the patient's care record.

         (f) Patient's knowledge of rights and responsibilities.

         In receiving health care, patients have the right to know what their rights and responsibilities are.

(5) RESPONSIBILITIES OF PATIENTS. Each patient of a health care provider or health care facility shall respect the health care provider's and health care facility's right to expect behavior on the part of patients which, considering the nature of their illness, is reasonable and responsible. Each patient shall observe the responsibilities described in the following summary.

(6) SUMMARY OF RIGHTS AND RESPONSIBILITIES. Any health care provider who treats a patient in an office or any health care facility that admits and treats a patient shall adopt and make public, in writing, a statement of the rights and responsibilities of patients, including:

              AHCA CONTRACT NO. FA522, ATTACHMENT I, PAGE 163 OF 166

July 2004                                                  Medicaid HMO Contract

      SUMMARY OF THE FLORIDA PATIENT'S BILL OF RIGHTS AND RESPONSIBILITIES

Florida law requires that your health care provider or health care facility recognize your rights while you are receiving medical care and that you respect the health care provider's or health care facility's right to expect certain behavior on the part of patients. You may request a copy of the full text of this law from your health care provider or health care facility. A summary of your rights and responsibilities follows:

         A patient has the right to be treated with courtesy and respect, with appreciation of his individual dignity, and with protection of his need for privacy.

         A patient has the right to a prompt and reasonable response to questions and requests.

         A patient has the right to know who is providing medical services and who is responsible for his care.

         A patient has the right to know what patient support services are available, including whether an interpreter is available if he does not speak English.

         A patient has the right to know what rules and regulations apply to his conduct.

         A patient has the right to be given by his health care provider information concerning diagnosis, planned course of treatment, alternatives, risks, and prognosis.

         A patient has the right to refuse any treatment, except as otherwise provided by law.

         A patient has the right to be given, upon request, full information and necessary counseling on the availability of known financial resources for his care.

         A patient who is eligible for Medicare has the right to know, upon request and in advance of treatment, whether the health care provider or health care facility accepts the Medicare assignment rate.

         A patient has the right to receive, upon request, prior to treatment, a reasonable estimate of charges for medical care.

         A patient has the right to receive a copy of a reasonably clear and understandable, itemized bill and, upon request, to have the charges explained.

         A patient has the right to impartial access to medical treatment or accommodations, regardless of race, national origin, religion, physical handicap, or source of payment.

         A patient has the right to treatment for any emergency medical condition that shall deteriorate from failure to provide treatment.

         A patient has the right to know if medical treatment is for purposes of experimental research and to give his consent or refusal to participate in such experimental research.

         A patient has the right to express grievances regarding any violation of his rights, as stated in Florida law, through the grievance procedure of the health care provider or health care facility which served him and to the appropriate state licensing agency.

         A patient is responsible for providing to his health care provider, to the best of his knowledge, accurate and complete information about present complaints, past illnesses, hospitalizations, medications, and other matters relating to his health.

         A patient is responsible for reporting unexpected changes in his condition to his health care provider.

         A patient is responsible for reporting to his health care provider whether he comprehends a contemplated course of action and what is expected of him.

         A patient is responsible for following the treatment plan recommended by his health care provider.

         A patient is responsible for keeping appointments and, when he is unable to do so for any reason, for notifying the health care provider or health care facility.

         A patient is responsible for his actions if he refuses treatment or does not follow the health care provider's instructions.

         A patient is responsible for assuring that the financial obligations of his health care are fulfilled as promptly as possible.

         A patient is responsible for following health care facility rules and regulations affecting patient care and conduct.

              AHCA CONTRACT NO. FA522, ATTACHMENT I, PAGE 164 OF 166

July 2004                                                  Medicaid HMO Contract

                                  EXHIBIT 110.6
           MEMORANDUM OF UNDERSTANDING BETWEEN SCHOOL DISTRICT AND HMO

I. GENERAL

         This agreement is entered into between the ____________________________ County School District, hereinafter referred to as the "School District" and _________________________________________________, hereinafter referred to as the "HMO", for the purpose of improving services to students qualified under the Medicaid certified school match program through coordinated, cooperative health care interaction between the school district and the HMO.

Both parties understand and agree that coordinating the health care needs and treatment of Medicaid eligible students is critical to providing quality services within and outside the school setting, and preventing possible duplication of medical services. Both parties devote their efforts to continuity and quality of care in pursuit of the students' needs for health care services as required by Florida law.

II. POWER AND AUTHORITY OF THE SCHOOL DISTRICT REGARDING THE CERTIFIED SCHOOL MATCH PROGRAM REIMBURSEMENT THROUGH MEDICAID:

         Pursuant to sections 409.9071 and 236.0812, Florida Statutes, and chapter 59G, Florida Administrative Code, School Districts in the State of Florida are eligible to receive Medicaid fee-for-service reimbursement for certain services provided to Medicaid-eligible students under the Medicaid certified school match program. These health care services are physical therapy, speech-language pathology, respiratory therapy, augmentative and communicative devices, nursing, medication administration and behavioral health (psychology, social work, etc). In addition, Medicaid reimburses transportation as a related service under the certified school match program.

III. POWER AND AUTHORITY OF THE HMO REGARDING THE CERTIFIED SCHOOL MATCH PROGRAM REIMBURSEMENT THROUGH MEDICAID:

         The HMO has contracted with AHCA as a Medicaid HMO provider. The HMO must comply with all established contract requirements and applicable state and federal law when providing health care services. In accordance with section 409.9122, Florida Statutes, the HMO shall make a good faith effort to execute an agreement with a School District for services authorized by Florida law.

IV. THE SCHOOL DISTRICT AGREES TO THE FOLLOWING:

         1. Request parents or legal guardians to sign a release form for the release of medical records, plan of care and Individual Education Plan (IEP) or Family Support Plan (FSP) to the HMO for Medicaid certified school match services.

         2. Refer students to the HMO for ongoing primary care services.

         3. Provide the HMO with a plan of care regarding the student's plan of treatment within ___ days of plan of care development, provided the School District has received the parent's or legal guardian's signed release of records.

         4. Forward to the HMO either a summary of services or the medical records relating to the health care services provided under the Medicaid certified school match program to an HMO student member upon request by the HMO within ___ days after the HMO patient is treated in the school, or on a quarterly basis, as agreed upon between the School District and the HMO.

         5. Forward any unresolved health care concerns regarding the student, including concerns which require continuity of treatment during school vacation, to the HMO.

         6. Provide a contact person to the HMO for coordinating services.

              AHCA CONTRACT NO. FA522, ATTACHMENT I, PAGE 165 OF 166

July 2004                                              Medicaid HMO Contract

         7. As appropriate, include a representative of the HMO in staffing for the IEP or FSP for each student covered under the Medicaid certified school match program unless there is objection from a parent/guardian. In instances where the HMO does not attend the IEP meeting, the School District will provide other methods of communicating the student's health care needs.

V.       THE MEDICAID HMO AGREES TO THE FOLLOWING:

         1. Provide an HMO contact person to the schools who is responsible for coordination of services.

         2.       Refer students to primary care providers for ongoing services.

         3. As appropriate, participate in IEP or FSP staff meetings, review documentation received from the School District, and take action to ensure coordination of care.

         4. Release medical records to the school upon receiving the parent's or guardian's consent for such release.

VI.      BOTH PARTIES AGREE TO:

A.       Make good faith effort to work in a cooperative manner.

B. Forward any unresolved concerns involving the HMO and the School District to the appropriate Agency area Bureau of Managed Health Care office, as appropriate.

VII. THIS AGREEMENT SHALL TAKE EFFECT_________________________ and shall remain in effect until terminated by either party, by written notice to the other party upon certified or registered mail received.

___________________________________________
School District

___________________________________________               _________
Authorized Representative of School District              Date

___________________________________________
HMO

___________________________________________               _________
Authorized Representative of HMO                          Date

              THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK.

             AHCA CONTRACT NO. FA522, ATTACHMENT I, PAGE 166 OF 166

                                  ATTACHMENT II
                         FINANCIAL AND COMPLIANCE AUDIT

The administration of resources awarded by the Agency for Health Care Administration to the recipient may be subject to audits or monitoring by the Agency as described in this section.

MONITORING

In addition to reviews of audits conducted in accordance with OMB Circular A-133 and Section 215.97, F.S., as revised (see "AUDITS" below), monitoring procedures may include, but not be limited to, on-site visits by Agency staff, limited scope audits as defined by OMB Circular A-133, as revised, and/or other procedures. By entering into this agreement, the recipient agrees to comply and cooperate with any monitoring procedures/processes deemed appropriate by the Agency. In the event the Agency determines that a limited scope audit of the recipient is appropriate, the recipient agrees to comply with any additional instructions provided by the Agency to the recipient regarding such audit. The recipient further agrees to comply and cooperate with any inspections, reviews, investigations, or audits deemed necessary by the Comptroller or Auditor General.

AUDITS

PART I: FEDERALLY FUNDED

This Attachment is applicable if the recipient is a State or local government or a non-profit organization as defined in OMB Circular A- 133, as revised .

1. In the event that the recipient expends $300,000 or more in Federal awards in its fiscal year, the recipient must have a single or program-specific audit conducted in accordance with the provisions of OMB Circular A-133, as revised. PART VI of this agreement indicates Federal resources awarded through the Agency. In determining the Federal awards expended in its fiscal year, the recipient shall consider all sources of Federal awards, including Federal resources received from the Agency. The determination of amounts of Federal awards expended should be in accordance with the guidelines established by OMB Circular A-133, as revised. An audit of the recipient conducted by the Auditor General in accordance with the provisions of OMB Circular A-133, as revised, will meet the requirements of this part.

2. In connection with the audit requirements addressed in Part I, paragraph 1., the recipient shall fulfill the requirements relative to auditee responsibilities as provided in Subpart C of OMB Circular A-133, as revised.

3. If the recipient expends less than $300,000 in Federal awards in its fiscal year, an audit conducted in accordance with the provisions of OMB Circular A-133, as revised, is not required. In the event that the recipient expends less than $300,000 in Federal awards in its fiscal year and elects to have an audit conducted in accordance with the provisions of OMB Circular A- 133, as revised, the cost of the audit must be paid from non-Federal resources (i.e., the cost of such an audit must be paid from recipient resources obtained from other than Federal entities).

4. Information concerning this section can be found on the Federal Office of Management and Budget Web page at:
         http://www.whitehouse.gov/omb/index

PART II: STATE FUNDED

This part is applicable if the recipient is a non-state entity as defined by
Section 215.97(2)(l), Florida Statutes.

1 . In the event that the recipient expends a total amount of State Financial Assistance (i.e., State financial assistance provided to the recipient to carry out a State project) equal to or in excess of $300,000 in any fiscal year of such recipient, the recipient must have a State single or project-specific audit for such fiscal year in accordance with Section 215.97, Florida Statutes; applicable rules of the Executive Office of the Governor and the Comptroller, and Chapters
         10.550 (local governmental entities) or 10.650 (nonprofit and for-profit organizations), Rules of the Auditor General. PART VI of this agreement indicates State Financial Assistance awarded through the Agency by this agreement. In determining the State Financial Assistance expended in its fiscal year, the recipient shall consider all sources of State Financial Assistance, including State Financial Assistance received from the Agency, other state agencies, and other non-state entities. State Financial Assistance does not include Federal direct or pass-through awards and resources received by the non-state entity for Federal program matching requirements.

               AHCA CONTRACT NO. FA522, ATTACHMENT II, PAGE 1 OF 3

2. In connection with the audit requirements addressed in Part II, paragraph 1, the recipient shall ensure that the audit complies with the requirements of Section 215.97(7), Florida Statutes. This includes submission of a financial reporting package as defined by Section 215.97(2)(d), Florida Statutes, and Chapters 10.550 (local governmental entities) or 10.650 (nonprofit and for-profit organizations), Rules of the Auditor General.

3. If the recipient expends less than $300,000 in State Financial Assistance in its fiscal year, an audit conducted in accordance with the provisions of Section 215.97, Florida Statutes, is not required. In the event that the recipient expends less than $300,000 in State Financial Assistance in its fiscal year and elects to have an audit conducted in accordance with the provisions of Section 215.97, Florida Statutes, the cost of the audit must be paid from the nonstate entity's resources (i.e., the cost of such an audit must be paid from the recipient's resources obtained from other than State entities).

4. Information concerning this section can be found on the State of Florida Web page at:
         http://www.myflorida.com/myflorida/government/governorinitiatives/fsaa/

PART III: OTHER AUDIT REQUIREMENTS

1. 45 CFR, Part 74.26(d) extends OMB requirements, as stated in Part I above, to for-profit organizations.

PART IV: REPORT SUBMISSION

1. Copies of reporting packages for audits conducted in accordance with OMB Circular A-133, as revised, and required by PART I of this agreement shall be submitted, when required by Section .320 (d), OMB Circular A-133, as revised, by or on behalf of the recipient directly to each of the following:

         A. The Agency for Health Care Administration at the following address:

                    See AHCA Standard Contract document, Section III,C,1

         B. The Federal Audit Clearinghouse designated in OMB Circular A-133, as revised (the number of copies required by Sections .320 (d)(1) and (2), OMB Circular A-133, as revised, should be submitted to the Federal Audit Clearinghouse), at the following address:

                    Federal Audit Clearinghouse
                    Bureau of the Census
                    1201 East 10th Street
                    Jeffersonville, IN 47132

         C. Other Federal agencies and pass-through entities in accordance with Sections .320 (e) and (f), OMB Circular A-133, as revised.

2. Pursuant to Section .320 (f), OMB Circular A-133, as revised, the recipient shall submit a copy of the financial reporting package described in Section .320 (c), OMB Circular A-133, as revised, and any management letters issued by the auditor, to the Agency at the following address:

         A. The Agency for Health Care Administration at the address indicated in the Standard Contract document, Section III, C, 1.

         B. To the Federal Agency or pass-through entity making the request for a copy of the reporting package.

3. Copies of financial reporting packages required by PART II of this agreement shall be submitted by or on behalf of the recipient directly to each of the following:

         A. The Agency for Health Care Administration at the address indicated in the Standard Contract document, Section III, C,1.

         B.       The Auditor General's Office at the following address:

                    Auditor General's Office
                    Room 401, Pepper Building
                    111 West Madison Street
                    Tallahassee, Florida 32399-1450

               AHCA CONTRACT NO. FA522, ATTACHMENT II, PAGE 2 OF 3

4. Copies of reports or management letters required by PART III of this agreement shall be submitted by or on behalf of the recipient directly to:

         A. The Agency for Health Care Administration at the address indicated in the Standard Contract document,
                  Section III, C,1.

         B.       The Federal Department of Health and Human Services

                           National External Audit Resources Unit
                           323 West 8th St., Lucas Place-Room 514
                           Kansas City, MO 64105.

         C. The Federal Audit Clearinghouse designated in OMB Circular A-133, as revised (the number of copies required by Sections .320 (d)(1) and (2), OMB Circular A-133, as revised, should be submitted to the following address:

                           Federal Audit Clearinghouse
                           Bureau of the Census
                           1201 East 10th Street
                           Jeffersonville,IN 47132

5. Any reports, management letters, or other information required to be submitted to the Agency pursuant to this agreement shall be submitted timely in accordance with OMB Circular A-133, Florida Statutes, and Chapters 10.550 (local governmental entities) or 10.650 (nonprofit and for-profit organizations), Rules of the Auditor General, as applicable.

6. Recipients, when submitting financial reporting packages to the Agency for audits done in accordance with OMB Circular A-133, or Chapters
         10.550 (local government entities) or 10.650 (nonprofit and for-profit) organizations, Rules of the Auditor General, should indicate the date that the reporting package was delivered from the auditor to the recipient in correspondence accompanying the reporting package. This can be accomplished by providing the cover letter from the reporting package received from the auditor or a cover letter indicating the date the reporting package was received by the recipient.

PART V: RECORD RETENTION

1. The recipient shall retain sufficient records demonstrating its compliance with the terms of this agreement for a period of five (5) years from the date the audit report is issued, and shall allow the Agency or its designee, Comptroller, or Auditor General access to such records upon request. The recipient shall ensure that audit working papers are made available to the Agency or its designee, Comptroller, or Auditor General upon request for a period of five (5) years from the date the audit report is issued unless extended in writing by the Agency.

NOTE: SECTION .400(d) OF THE OMB CIRCULAR A-133, AS REVISED, AND SECTION 215.97(5)(a), FLORIDA STATUTES, REQUIRE THAT THE INFORMATION ABOUT FEDERAL PROGRAMS AND STATE PROJECTS INCLUDED IN PART VI OF THIS ATTACHMENT BE PROVIDED TO THE VENDOR ORGANIZATION IF THE VENDOR IS DETERMINED TO BE A RECIPIENT. IF PART VI IS NOT INCLUDED THE VENDOR HAS NOT BEEN DETERMINED TO BE A RECIPIENT AS DEFINED BY THE ABOVE REFERENCED FEDERAL AND STATE LAWS.

                   REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

               AHCA CONTRACT NO. FA522, ATTACHMENT II, PAGE 3 OF 3

PART VI: SCHEDULE OF FEDERAL AND STATE FUNDING

(MANDATORY TO BE COMPLETED BY AGENCY CONTRACT MANAGER AND INCLUDED AS PART OF ATTACHMENT II, IF VENDOR IS DETERMINED TO BE A RECIPIENT OF EITHER STATE OR FEDERAL FINANCIAL ASSISTANCE AS DEFINED IN THE OMB CIRCULAR A-133 AS REVISED OR
SECTION 215.97(2)(m) F.S.. CONTRACT MANAGERS SHOULD UTILIZE THE FEDERAL FUNDING CHECKLIST TO DETERMINE THE VENDOR'S STATUS PER OMB CIRCULAR A-133 OR THE FLORIDA SINGLE AUDIT ACT CHECKLISTS TO DETERMINE THE APPLICABILITY AND VENDOR'S STATUS PER SECTION 215.97, F.S.)

1. COMPLIANCE REQUIREMENTS FOR FEDERAL FINANCIAL ASSISTANCE, STATE MATCHING AND STATE FINANCIAL ASSISTANCE AWARDED PURSUANT TO THIS AGREEMENT ARE INCLUDED IN THE AGENCY STANDARD CONTRACT DOCUMENT AND THE ATTACHMENT I, SPECIAL PROVISIONS SECTION.

         a) FEDERAL FINANCIAL ASSISTANCE awarded to the recipient pursuant to this agreement are as follows:

         (Check appropriate Federal Program funding source(s) and provide amount per source.)

         Department of Health and Human Services, Center for Medicaid/Medicare

                  [ ]Medicaid Title 19(CFDA# 93.778)       Amount: $
                  Medical Assistance Payments

                  [ ]Medicaid Title 21(CFDA# 93.767)       Amount: $
                  Children's Health Insurance program

                  [ ]Medicaid Title 18,19,CLIA
                  Survey and Certification(CFDA# 93.777)   Amount: $

         b) STATE MATCHING FUNDS awarded to the Recipient pursuant to this agreement are as follows: (Check appropriate Federal Program funding source and provide State matching amount per source.)

                  Department of Health and Human Services, Center for Medicaid/Medicare

                  [ ]Medicaid Title 19(CFDA# 93.778)       Amount: $
                  Medical Assistance Payments

                  [ ]Medicaid Title 21(CFDA# 93.767        Amount: $
                  Children's Health Insurance Program

                  [ ]Medicaid Title 18,19, CLIA (CFDA# 93.777)
                  Survey and Certification                 Amount: $

         c) STATE FINANCIAL ASSISTANCE awarded pursuant to Section 215.97, F.S., Florida Single Audit Act

                 (If this section is checked provide CSFA #)

                  [ ]State Project (CSFA# )                   Amount: $
                  State Project

                   REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

               AHCA CONTRACT NO. FA522, ATTACHMENT II, PAGE 3 OF 3

                                  ATTACHMENT V

                             CERTIFICATION REGARDING
          DEBARMENT, SUSPENSION, INELIGIBILITY AND VOLUNTARY EXCLUSION
                             CONTRACTS/SUBCONTRACTS

This certification is required by the regulations implementing Executive Order 12549, Debarment and Suspension, signed February 18, 1986. The guidelines were published in the May 29, 1987, Federal Register (52 Fed. Reg., pages 20360-20369).

                                  INSTRUCTIONS

1. Each Vendor whose contract/subcontract equals or exceeds $25,000 in federal monies must sign this certification prior to execution of each contract/subcontract. Additionally, Vendorss who audit federal programs must also sign, regardless of the contract amount. The Agency for Health Care Administration cannot contract with these types of Vendorss if they are debarred or suspended by the federal government.

2. This certification is a material representation of fact upon which reliance is placed when this contract/subcontract is entered into. If it is later determined that the signer knowingly rendered an erroneous certification, the Federal Government may pursue available remedies, including suspension and/or debarment.

3. The Vendor shall provide immediate written notice to the contract manager at any time the Vendor learns that its certification was erroneous when submitted or has become erroneous by reason of changed circumstances.

4. The terms "debarred," "suspended," "ineligible," "person," "principal," and "voluntarily excluded," as used in this certification, have the meanings set out in the Definitions and Coverage sections of rules implementing Executive Order 12549. You may contact the contract manager for assistance in obtaining a copy of those regulations.

5. The Vendor agrees by submitting this certification that, it shall not knowingly enter into any subcontract with a person who is debarred, suspended, declared ineligible, or voluntarily excluded from participation in this contract/subcontract unless authorized by the Federal Government.

6. The Vendor further agrees by submitting this certification that it will require each subcontractor of this contract/subcontract, whose payment will equal or exceed $25,000 in federal monies, to submit a signed copy of this certification.

7. The Agency for Health Care Administration may rely upon a certification of a Vendor that it is not debarred, suspended, ineligible, or voluntarily excluded from contracting/subcontracting unless it knows that the certification is erroneous.

8. This signed certification must be kept in the contract manager's contract file. Subcontractor's certifications must be kept at the contractor's business location.

                                  CERTIFICATION

(1) The prospective Vendor certifies, by signing this certification, that neither he nor his principals is presently debarred, suspended, proposed for debarment, declared ineligible, or voluntarily excluded from participation in this contract/subcontract by any federal department or agency.

(2) Where the prospective Vendor is unable to certify to any of the statements in this certification, such prospective Vendor shall attach an explanation to this certification.

         ______________________________________________        ____________
         Signature                                             Date

         __________________________________________________________________
         Name and Title of Authorized Signer

               AHCA CONTRACT NO. FA522, ATTACHMENT V, PAGE 1 OF 1

                                 ATTACHMENT III

                                  CERTIFICATION

      REGARDING HEALTH INSURANCE PORTABILITY AND ACCOUNTABILITY ACT OF 1996
                                   COMPLIANCE

This certification is required for compliance with the requirements of the Health Insurance Portability and Accountability Act of 1996 (HIPAA).

The undersigned Vendor certifies and agrees as to abide by the following:

         1. Protected Health Information. For purposes of this Certification, Protected Health Information shall have the same meaning as the term "protected health information" in 45 C.F.R. Section 164.501, limited to the information created or received by the Vendor from or on behalf of the Agency.

         2. Limits on Use and Disclosure of Protected Health Information. The Vendor shall not use or disclose Protected Health Information other than as permitted by this Contract or by federal and state law. The Vendor will use appropriate safeguards to prevent the use or disclosure of Protected Health Information for any purpose not in conformity with this Contract and federal and state law. The Vendor will not divulge, disclose, or communicate Protected Health Information to any third party for any purpose not in conformity with this contract without prior written approval from the Agency. The Vendor will report to the Agency, within ten (10) business days of discovery, any use or disclosure of Protected Health Information not provided for in this Contract of which the Vendor is aware. A violation of this paragraph shall be a material violation of this Contract.

         3. Use and Disclosure of Information for Management, Administration, and Legal Responsibilities. The Vendor is permitted to use and disclose Protected Health Information received from the Agency for the proper management and administration of the Vendor or to carry out the legal responsibilities of the Vendor, in accordance with 45 C.F.R. 164.504(e)(4). Such disclosure is only permissible where required by law, or where the Vendor obtains reasonable assurances from the person to whom the Protected Health Information is disclosed that: (1) the Protected Health Information will be held confidentially, (2) the Protected Health Information will be used or further disclosed only as required by law or for the purposes for which it was disclosed to the person, and (3) the person notifies the Vendor of any instance of which it is aware in which the confidentiality of the Protected Health Information has been breached.

         4. Disclosure to Agents. The Vendor agrees to enter into an agreement with any agent, including a subcontractor, to whom it provides Protected Health Information received from, or created or received by the Vendor on behalf of, the Agency. Such agreement shall contain the same terms, conditions, and restrictions that apply to the Vendor with respect to Protected Health Information.

         5. Access to Information. The Vendor shall make Protected Health Information available in accordance with federal and state law, including providing a right of access to persons who are the subjects of the Protected Health Information.

         6. Amendment and Incorporation of Amendments. The Vendor shall make Protected Health Information available for amendment and to incorporate any amendments to the Protected Health Information in accordance with 45 C.F.R. Section 164.526.

         7. Accounting for Disclosures. The Vendor shall make Protected Health Information available as required to provide an accounting of disclosures in accordance with 45 C.F.R. Section
                  164.528. The Vendor shall document all disclosures of Protected Health Information as needed for the Agency to respond to a request for an accounting of disclosures in accordance with 45 C.F.R. Section 164.528.

         8. Access to Books and Records. The Vendor shall make its internal practices, books, and records relating to the use and disclosure of Protected Health Information received from, or created or received by the

                            AHCA CONTRACT NO. FA522, ATTACHMENT III, PAGE 1 OF 2

                  Vendor on behalf of the Agency, available to the Secretary of the Department of Health and Human Services or the Secretary's designee for purposes of determining compliance with the Department of Health and Human Services Privacy Regulations.

         9. Termination. At the termination of this contract, the Vendor shall return all Protected Health Information that the Vendor still maintains in any form, including any copies or hybrid or merged databases made by the Vendor; or with prior written approval of the Agency, the Protected Health Information may be destroyed by the Vendor after its use. If the Protected Health Information is destroyed pursuant to the Agency's prior written approval, the Vendor must provide a written confirmation of such destruction to the Agency. If return or destruction of the Protected Health Information is determined not feasible by the Agency, the Vendor agrees to protect the Protected Health Information and treat it as strictly confidential.

                                         CERTIFICATION

                  The Vendor has caused this Certification to be signed and delivered by its duly authorized representative, as of the date set forth below.

                  Vendor Name:

                  __________________________________       __________________
                  Signature                                            Date

                  __________________________________
                  Name and Title of Authorized Signer

                            REMAINDER OF PAGE INTENTIONALLY LEFT BLAK

                    AHCA CONTRACT NO. FA522, ATTACHMENT III, PAGE 2 OF 2

10/01/02

                                  ATTACHMENT IV

                        CERTIFICATION REGARDING LOBBYING

    CERTIFICATION FOR CONTRACTS, GRANTS, LOANS AND COOPERATIVE AGREEMENTS

The undersigned certifies, to the best of his or her knowledge and belief, that:

(1) No federal appropriated funds have been paid or will be paid, by or on behalf of the undersigned, to any person for influencing or attempting to influence an officer or employee of any agency, a member of congress, an officer or employee of congress, or an employee of a member of congress in connection with the awarding of any federal contract, the making of any federal grant, the making of any federal loan, the entering into of any cooperative agreement, and the extension, continuation, renewal, amendment, or modification of any federal contract, grant, loan, or cooperative agreement.

(2) If any funds other than federal appropriated funds have been paid or will be paid to any person for influencing or attempting to influence an officer or employee of any agency, a member of congress, an officer or employee of congress, or an employee of a member of congress in connection with this federal contract, grant, loan, or cooperative agreement, the undersigned shall complete and submit Standard Form-LLL, "Disclosure Form to Report Lobbying," in accordance with its instructions.

(3) The undersigned shall require that the language of this certification be included in the award documents for all sub-awards at all tiers (including subcontracts, sub-grants, and contracts under grants, loans, and cooperative agreements) and that all sub-recipients shall certify and disclose accordingly.

This certification is a material representation of fact upon which reliance was placed when this transaction was made or entered into. Submission of this certification is a prerequisite for making or entering into this transaction imposed by section 1352, Title 31, U.S. Code. Any person who fails to file the required certification shall be subject to a civil penalty of not less than $10,000 and not more than $100,000 for each such failure.

_________________________________         ________________________________
Signature Date                            Date

_________________________________        _________________________________
 Name of Authorized Individual            Application or Contract Number

__________________________________________________________________________
Name and Address of Organization


               AHCA CONTRACT NO. FA522, ATTACHMENT IV, PAGE 1 OF 1

                                  ATTACHMENT V

                            CERTIFICATION REGARDING
          DEBARMENT, SUSPENSION, INELIGIBILITY AND VOLUNTARY EXCLUSION
                             CONTRACTS/SUBCONTRACTS

This certification is required by the regulations implementing Executive Order 12549, Debarment and Suspension, signed February 18, 1986. The guidelines were published in the May 29, 1987, Federal Register (52 Fed. Reg., pages 20360-20369).

                                  INSTRUCTIONS

1. Each Vendor whose contract/subcontract equals or exceeds $25,000 in federal monies must sign this certification prior to execution of each contract/subcontract. Additionally, Vendors who audit federal programs must also sign, regardless of the contract amount. The Agency for Health Care Administration cannot contract with these types of Vendors if they are debarred or suspended by the federal government.

2. This certification is a material representation of fact upon which reliance is placed when this contract/subcontract is entered into. If it is later determined that the signer knowingly rendered an erroneous certification, the Federal Government may pursue available remedies, including suspension and/or debarment.

3. The Vendor shall provide immediate written notice to the contract manager at any time the Vendor learns that its certification was erroneous when submitted or has become erroneous by reason of changed circumstances.

4. The terms "debarred," "suspended," "ineligible," "person," "principal," and "voluntarily excluded," as used in this certification, have the meanings set out in the Definitions and Coverage sections of rules implementing Executive Order 12549. You may contact the contract manager for assistance in obtaining a copy of those regulations.

5. The Vendor agrees by submitting this certification that, it shall not knowingly enter into any subcontract with a person who is debarred, suspended, declared ineligible, or voluntarily excluded from participation in this contract/subcontract unless authorized by the Federal Government.

6. The Vendor further agrees by submitting this certification that it will require each subcontractor of this contract/subcontract, whose payment will equal or exceed $25,000 in federal monies, to submit a signed copy of this certification.

7. The Agency for Health Care Administration may rely upon a certification of a Vendor that it is not debarred, suspended, ineligible, or voluntarily excluded from contracting/subcontracting unless it knows that the certification's erroneous.

8. This signed certification must be kept in the contract manager's contract file. Subcontractor's certifications must be kept at the contractor's business location.

--------------------------------------------------------------------------------
                                 CERTIFICATION

(1) The prospective Vendor certifies, by signing this certification, that neither he nor his principals is presently debarred, suspended, proposed for debarment, declared ineligible, or voluntarily excluded from participation in this contract/subcontract by any federal department or agency.

(2) Where the prospective Vendor is unable to certify to any of the statements in this certification, such prospective Vendor shall attach an explanation to this certification.


     ----------------------------------   -------------------
     Signature                            Date


     --------------------------------------------------------
     Name and Title of Authorized Signer



               AHCA CONTRACT NO. FA522, ATTACHMENT V, PAGE 1 OF 1

                                  ATTACHMENT VI
                         ESTIMATED 2004-2005 HMO RATES;
                       NOT FOR USE UNLESS APPROVED BY CMS

STAYWELL                                                  Medicaid HMO Contract
July 1, 2004                                              contract Number :FA522

Table 2.

Area wide Age-banded Capitation Rates for all agency areas of the state other than Area 6 and Area 1.

Area 03            <1 year      1-5       6-13     14-20 Male    14-20 Female  21-54 Male  21-54 Female    55-64
65+
TANF/FC/SOBRA       350.25      78.21     48.48       54.04         112.13       135.75       209.08       290.80
290.80
SSI/No Medicare    3239.83     391.28    203.50      212.95         212.95       609.10       609.10       588.30
588.30
SSI/Part B          297.27     297.27    297.27      297.27         297.27       297.27       297.27       297.27
297.27
SSI/Part A & B      257.35     257.35    257.35      257.35         257.35       257.35       257.35       257.35
222.33

Area 04            <1 year      1-5       6-13     14-20 Male    14-20 Female  21-54 Male  21-54 Female    55-64
65+
TANF/FC/SOBRA       315.46      70.86     44.29       49.27         101.52       123.97       190.08       265.50
265.50
SSI/No Medicare    3104.98     374.20    193.48      202.59         202.59       580.40       580.40       559.85
559.85
SSI/Part B          268.53     268.53    268.53      268.53         268.53       268.53       268.53       268.53
268.53
SSI/Part A & B      262.61     262.61    262.61      262.61         262.61       262.61       262.61       262.61
225.74

Area 05            <1 year        1-5      6-13    14-20 Male    14-20 Female  21-54 Male  21-54 Female    55-64
65+
TANF/FC/SOBRA       344.75      77.20     47.92       53.39         110.51       134.26       206.44       287.43
287.43
SSI/No Medicare    3312.84     399.97    207.73      217.58         217.58       622.27       622.27       600.49
600.49
SSI/Part B          262.11     262.11    262.11      262.11         262.11       262.11       262.11       262.11
262.11
SSI/Part A & B      279.92     279.92    279.92      279.92         279.92       279.92       279.92       279.92
240.03

Area 07            <1 year     1-5       6-13      14-20 Male    14-20 Female  21-54 Male  21-54 Female    55-64
65+
TANF/FC/SOBRA       336.57      75.50     47.25       52.60         108.28       132.13       202.76       283.08
283.08
SSI/No Medicare    3320.10     402.55    211.07      220.72         220.72       631.77       631.77       609.58
609.58
SSI/Part B          261.32     261.32    261.32      261.32         261.32       261.32       261.32       261.32
261.32
SSI/Part A & B      251.20     251.20    251.20      251.20         251.20       251.20       251.20       251.20
217.86

Area 08            <1 year     1-5       6-13      14-20 Male    14-20 Female  21-54 Male  21-54 Female    55-64
65+
TANF/FC/SOBRA       295.59      66.21     41.16       45.89          94.88       115.33       177.31       247.08
247.08
SSI/No Medicare    3101.85     374.62    194.07      203.31         203.31       582.39       582.39       561.96
561.96
SSI/Part B          239.50     239.50    239.50      239.50         239.50       239.50       239.50       239.50
239.50
SSI/Part A & B      253.81     253.81    253.81      253.81         253.81       253.81       253.81       253.81
219.39

Area 09            <1 year     1-5       6-13      14-20 Male    14-20 Female  21-54 Male  21-54 Female    55-64
65+
TANF/FC/SOBRA       315.38      70.51     43.83       48.82         101.05       122.63       188.58       262.53
262.53
SSI/No Medicare    3369.20     408.36    212.88      222.97         222.97       638.43       638.43       615.96
615.96
SSI/Part B          262.75     262.75    262.75      262.75         262.75       262.75       262.75       262.75
262.75
SSI/Part A & B      285.85     285.85    285.85      285.85         285.85       285.85       285.85       285.85
244.68

Area 10            <1 year     1-5        6-13     14-20 Male    14-20 Female  21-54 Male  21-54 Female    55-64
65+
TANF/FC/SOBRA       327.60      73.59     46.05       51.31         105.60       128.95       197.71       276.31
276.31

              AHCA CONTRACT NO. FA522, ATTACHMENT VI, PAGE 1 OF 3

                                  ATTACHMENT VI
                         ESTIMATED 2004-2005 HMO RATES;
                       NOT FOR USE UNLESS APPROVED BY CMS


SSI/No Medicare    4270.73     518.41    272.09      283.90         283.90       812.87       812.87       784.90
784.90
SSI/Part B          282.31     282.31    282.31      282.31         282.31       282.31       282.31       282.31
282.31
SSI/Part A & B      307.18     307.18    307.18      307.18         307.18       307.18       307.18       307.18
266.50


Area 11            <1 year     1-5       6-13      14-20 Male    14-20 Female  21-54 Male  21-54 Female    55-64
65+
TANF/FC/SOBRA       409.11      91.47     56.55       63.18         131.14       158.74       244.35       339.65
339.65
SSI/No Medicare    4672.23     570.26    296.44      310.78         310.78       892.56       892.56       858.50
858.50
SSI/Part B          446.27     446.27    446.27      446.27         446.27       446.27       446.27       446.27
446.27
SSI/Part A & B      338.41     338.41    338.41      338.41         338.41       338.41       338.41       338.41
308.91

                  AHCA CONTRACT NO. FA522, ATTACHMENT VI, PAGE 2 OF 3

                                 ATTACHMENT VI
                         ESTIMATED 2004-2005 HMO RATES;
                       NOT FOR USE UNLESS APPROVED BY CMS

STAYWELL                                                 Medicaid HMO Contract
July 1, 2004                                             contract Number : FA522

Table 3.

Area 6 or Area 1 Age-banded Capitation Rates, Including Community Mental Health and Mental Health Targeted Case Management.

Area 01            <1 year     1-5       6-13      14-20 Male    14-20 Female  21-54 Male  21-54 Female    55-64
65+
TANF/FC/SOBRA       308.27      69.09     48.50      52.47        103.55        119.04       183.31        253.56
253.56
SSI/No Medicare    3001.88     347.10    206.42     205.08        205.08        509.98       509.98        474.26
474.26
SSI/Part B          324.70     324.70    324.70     324.70        324.70        324.70       324.70        324.70
324.70
SSI/Part A & B      293.20     293.20    293.20     293.20        293.20        293.20       293.20        293.20
257.76

Area 06             <1 year     1-5       6-13     14-20 Male    14-20 Female  21-54 Male  21-54 Female    55-64
65+
TANF/FC/SOBRA       329.30      75.87     61.50      67.73         122.33       133.79       202.90        279.50
279.50
SSI/No Medicare    3062.53     377.38    271.33     247.10        247.10        657.23       657.23        596.37
596.37
SSI/Part B          238.18     238.18    238.18     238.18        238.18        238.18       238.18        238.18
238.18
SSI/Part A & B      255.15     255.15    255.15     255.15        255.15        255.15       255.15        255.15
222.29

                  AHCA CONTRACT NO. FA522, ATTACHMENT VI, PAGE 3 OF 3